[THE HARTFORD LOGO]




                                 ANNUAL REPORT
                                 OCTOBER 31, 2001

                                 - MANAGER DISCUSSIONS

                                 - FINANCIALS

                                                 THE HARTFORD MUTUAL FUNDS, INC.

TABLE
OF
CONTENTS
       Manager Discussions                                                     1

       The Hartford Mutual Funds, Inc. Financial Statements

          Statements of Net Assets or Statements of Assets and Liabilities as of October 31, 2001:

             The Hartford Global Communications Fund                          21
             The Hartford Global Financial Services Fund                      22
             The Hartford Global Health Fund                                  24
             The Hartford Global Technology Fund                              26
             The Hartford International Small Company Fund                    27
             The Hartford Small Company Fund                                  30
             The Hartford International Capital Appreciation Fund             33
             The Hartford Capital Appreciation Fund                           35
             The Hartford MidCap Fund                                         38
             The Hartford MidCap Value Fund                                   40
             The Hartford International Opportunities Fund                    42
             The Hartford Global Leaders Fund                                 46
             The Hartford Focus Fund                                          49
             The Hartford Stock Fund                                          50
             The Hartford Value Fund                                          52
             The Hartford Growth and Income Fund                              54
             The Hartford Dividend and Growth Fund                            56
             The Hartford Advisers Fund                                       58
             The Hartford High Yield Fund                                     63
             The Hartford Bond Income Strategy Fund                           69
             The Hartford Money Market Fund                                   74

          Statements of Operations for the Periods Ended October 31, 2001     78

          Statements of Changes in Net Assets for the Periods Ended October 31,
       2001                                                                   82

          Statements of Changes in Net Assets for the Periods Ended October 31,
       2000*                                                                  86

          Notes to Financial Statements                                       88

          Financial Highlights                                               110

          Report of Independent Public Accountants                           124

          Tax Information Notice                                             125

          Privacy Policy                                                     126
       * The Hartford Mutual Funds, Inc. changed its fiscal year-end from December 31 to October 31. As a result, the financial statements presented for the period ending October 31, 2000 are for a ten-month period.

THE HARTFORD
    GLOBAL COMMUNICATIONS FUND


Portfolio Management Team

        MICHAEL A. TYLER, CFA
        Senior Vice President, Partner &
        Portfolio Coordinator
        Wellington Management Company, LLP

        JOHN F. AVERILL, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP

        SCOTT E. SIMPSON
        Senior Vice President & Partner
        Wellington Management Company, LLP

        DAVID NINCIC, CFA
        Assistant Vice President
        Wellington Management Company, LLP

        KRISTINA G. STAFF, CFA
        Assistant Vice President
        Wellington Management Company, LLP


Performance Overview

10/31/00 - 10/31/01
Growth of a $10,000 Investment in
Class A which includes Sales Charge

[LINE GRAPH]

    Global                   MSCI
Communications              Broad
     Fund                  Telecom
     ----                  -------
    9,450                   10,000
    7,314                    8,699
    7,399                    8,234
    8,883                    9,070
    7,068                    7,680
    5,982                    7,179
    6,492                    7,821
    4,319                    5,741

GLOBAL COMMUNICATIONS FUND        MSCI BROAD TELECOM
  $9,450 starting value         $10,000 starting value


RETURNS (Inception 10/31/00)

                                     Standard                     Non-Standard
                                    ANNUALIZED                     ANNUALIZED
                     1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                     ---------   ----------------   ---------   ----------------
Global Comm. A        - 56.81%       - 56.81%        - 54.30%       - 54.30%
Global Comm. B        - 59.60%       - 58.60%        - 54.60%       - 54.60%
Global Comm. C        - 56.05%       - 55.05%        - 54.60%       - 54.60%
MSCI Broad Telecom                                   - 42.59%       - 42.59%


The chart represents a hypothetical investment in The Hartford Global Communications Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 10/31/00 would have been valued at $4,540 on 10/31/01 ($4,313 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 10/31/00 would have been valued at $4,495 on 10/31/01 ($4,450 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford Global Communications Fund returned -54.3% (for class A shares) for the twelve-month period ending October 31, 2001. The Fund underperformed the MSCI Broad Telecommunications Index, which returned -42.6% but outperformed the Lipper Telecommunications Average, which returned -57.6% over the period.


Q. Why Did The Fund Perform This Way?

At the end of the period the Fund was underweight in the Wireless
Telecommunication Services sub-industry relative to the MSCI Broad Telecom benchmark due to concern that the slowing economy will lead to deteriorating customer growth rate.

The overweight position in the Diversified Telecommunications Services sub-industry combined with good stock selection was the greatest contributor to the Fund's performance. Strong performers in this sub-industry included AT&T, British Telecom and AT&T Canada.


Q. What Is Your Outlook?

The terrorist attack on America is an unprecedented tragedy. While the human loss is devastating, this event has also had adverse economic and financial consequences around the world. Global air travel has been drastically curtailed, global trade hit hard and the trend toward increasing globalization will be put to the test. Consumer confidence surveys in the U.S. and Europe have fallen sharply after the events of September 11th.

The attack occurred at a time when global growth was fragile and we believe that the shock to confidence, trade and financial markets will now push the world economy into recession. We expect the U.S. economy to decline in the upcoming months. Japan had been in a recession even before the event; this deepens the contraction. Europe is now at serious risk to follow. The global trade shock negatively impacts emerging markets. Increased risk aversion has weakened emerging market currencies and has forced several countries to raise interest rates to the detriment of growth. We expect global growth to average a mere 1% this year.

The Hartford
    Global Financial Services Fund


Portfolio Management Team

        MARK T. LYNCH, CFA
        Senior Vice President, Partner &
        Portfolio Coordinator
        Wellington Management Company, LLP

        THEODORE SHASTA, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP

        MARK D. MANDEL, CFA
        Vice President
        Wellington Management Company, LLP

        ERIC HALET
        Vice President
        Wellington Management Company, LLP


Performance Overview

10/31/00 - 10/31/01
Growth Of a $10,000 Investment in
Class A which includes Sales Charge

[LINE GRAPH]

 Global                       MSCI
Financial                  Finance ex
Services                   Real Estate
  Fund                       Index
  ----                       -----
  9,450                      10,000
  9,091                       9,618
 10,036                      10,358
  9,857                      10,361
  9,630                       9,685
  9,290                       9,114
  9,715                       9,501
  8,854                       8,119

GLOBAL FINANCIAL SERVICES FUND           MSCI FINANCE EX
    $9,450 starting value              REAL ESTATE INDEX
                                     $10,000 starting value


RETURNS (Inception 10/31/00)

                                     Standard                     Non-Standard
                                    ANNUALIZED                     ANNUALIZED
                     1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                     ---------   ----------------   ---------   ----------------
Global Fin. Ser. A    - 11.45%       - 11.45%         - 6.30%        - 6.30%
Global Fin. Ser. B    - 12.00%       - 11.00%         - 7.00%        - 7.00%
Global Fin. Ser. C     - 8.93%        - 7.93%         - 7.00%        - 7.00%
MSCI Finance ex                                      - 18.81%       - 18.81%
Real Estate Index


The chart represents a hypothetical investment in The Hartford Global Financial Services Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 10/31/00 would have been valued at $9,300 on 10/31/01 ($8,835 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 10/31/00 would have been valued at $9,207 on 10/31/01 ($9,115 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford Global Financial Services Fund returned -6.3% (for class A shares) for the twelve-month period ending October 31, 2001 outperforming the MSCI Finance ex Real Estate Index, which returned -18.8%, but lagging the Lipper Financial Services Average, which returned -6.0%, for the same period.


Q. Why Did The Fund Perform This Way?

At the end of the period the Fund was overweight in the Insurance industry and underweight in the Banks and Diversified Financials industries relative to the MSCI Finance ex Real Estate Index. The underweight position in the Bank industry relative to the benchmark was the greatest contributor to the Fund's performance during the period. Furthermore, the bank securities that were held by the Fund performed much better than those in the Index. Strong performers in the banking industry included Pacific Century Financial, Bank of Bermuda, Banco Latinoamerican, Banco Popular, Erste Bank Der Oest, Australia and New Zeland Banking and Abbey National.


Q. What Is Your Outlook?

Prior to the September 11th terrorist attack we expected the U.S. economy to avoid the recession, due to resilient consumers and the combined effects of fiscal and monetary policy stimulus. We now believe that the attack on America will be the catalyst that tips the U.S. into recession.

The impact of a recession in the U.S. will be felt around the world. There will be a shock to global trade. This, and increased risk aversion on the part of investors, will hit emerging market economies especially hard. Slumping U.S. demand will take away Japan's only source of growth, making their current recession worse. On a relative scale, Europe seems less vulnerable, though not impervious to global weakness. European economies are expected to stagnate in the short run, but should escape outright recession.

The Hartford
    Global Health Fund


Portfolio Management Team


        JOSEPH H. SCHWARTZ, CFA
        Senior Vice President, Partner &
        Portfolio Coordinator
        Wellington Management Company, LLP

        JEAN H. HYNES, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP

        ANN C. GALLO
        Vice President
        Wellington Management Company, LLP

        KIRK J. MAYER
        Vice President
        Wellington Management Company, LLP


Performance Overview

5/1/00 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

  Global                   Goldman Sachs
  Health                      Health
   Fund                       Index
   ----                       -----
   9,450                      10,000
  11,323                      11,456
  11,503                      11,067
  12,118                      11,465
  12,923                      11,969
  13,112                      12,257
  13,463                      12,366
  13,965                      12,814
  13,168                      11,631
  13,128                      11,576
  12,321                      10,544
  12,980                      11,067
  13,270                      11,033

 GLOBAL HEALTH FUND           GOLDMAN SACHS
$9,450 starting value         HEALTH INDEX
                          $10,000 starting value


RETURNS (Inception 5/1/00)

                                     Standard                     Non-Standard
                                    ANNUALIZED                     ANNUALIZED
                     1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                     ---------   ----------------   ---------   ----------------
Global Health A       - 4.38%         20.71%            1.18%        25.37%
Global Health B       - 4.64%         21.97%            0.36%        24.40%
Global Health C       - 1.57%         23.60%            0.43%        24.45%
Goldman Sachs Health                                 - 10.57%         6.75%


The chart represents a hypothetical investment in The Hartford Global Health Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 5/01/00 would have been valued at $13,874 on 10/31/01 ($13,319 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 5/01/00 would have been valued at $13,745 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford Global Health Fund returned 1.2% (for class A shares) for the twelve-month period ending October 31, 2001. The Fund outperformed both its benchmarks, the Goldman Sachs Health Index, which returned -10.6% and the Lipper Health and Biotechnology Average, which returned -17.6% over the period.


Q. Why Did The Fund Perform This Way?

The Fund continued to be underweight in pharmaceutical and biotechnology stocks based on our lingering valuation concerns, but only slightly at the end of the period. Toward the end of the period we began to adjust the Fund's sub-sector weightings, increasing our pharmaceutical and biotechnology stock holdings and reducing our health care services and medical device stock holdings. This action was taken to exploit valuation opportunities that have developed as a consequence of recent investment performance disparities among the sub-sectors. We believe that given the relatively strong price performance of healthcare services and medical device stocks, these sub-sectors are now less attractive, with pharmaceutical and biotechnology stocks being more attractive. Our concerns pertaining to a Medicare prescription drug plan in the U.S. have receded somewhat with the federal government's heightened focus on national security issues. Meanwhile, growth prospects remain strong for all of these areas, despite the recent apparent weakening of economic activity worldwide.

At the end of the period, the Fund had an equal portfolio weight in the hospital supply and medical devices subsector, and a below benchmark weight in the healthcare services industry. Good stock selection within the industry contributed to the outperformance relative to the Goldman Sachs Health Index. A small sample of strong performers in the Health Care Equipment and Services industry included St Jude Medical, McKesson, Tenet Healthcare, Health Management, Bard CR and Baxter International.


Q. What Is Your Outlook?

Health care is a natural, global growth industry, reflecting the clearly defined factors of aging demographics, technological innovation, and geographic expansion. A short-term challenge to sales growth from foreign exchange translation has persisted, but now appears to be abating, as the U.S. dollar`s external value seemingly peaks. Consequently, the health care industries growth outlook, both near and long-term remains strong. Given attractive valuations for many individual stocks, we are still optimistic about investing in this industry.

The Hartford
    Global Technology Fund


Portfolio Management Team


        SCOTT E. SIMPSON
        Senior Vice President, Partner &
        Portfolio Coordinator
        Wellington Management Company, LLP

        JOHN F. AVERILL, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP

        ERIC STROMQUIST
        Senior Vice President & Partner
        Wellington Management Company, LLP

        BRUCE L. GLAZER
        Vice President
        Wellington Management Company, LLP

        PAUL D. JACKSON
        Vice President
        Wellington Management Company, LLP

        ANITA KILLIAN, CFA
        Assistant Vice President
        Wellington Management Company, LLP


Performance Overview

5/1/00 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

    Global                 Goldman Sachs
  Technology                Technology
     Fund                     Index
     ----                     -----
     9,450                    10,000
     8,512                     8,780
     9,812                     9,860
     9,180                     9,397
    10,452                    10,618
     8,929                     8,898
     8,102                     8,231
     6,146                     6,346
     5,930                     5,802
     6,868                     6,754
     5,367                     4,882
     4,626                     4,204
     5,479                     5,006
     3,759                     3,643

GLOBAL TECHNOLOGY FUND           GOLDMAN SACHS
$9,450 starting value           TECHNOLOGY INDEX
                             $10,000 starting value


RETURNS (Inception 5/1/00)

                                     Standard                     Non-Standard
                                    ANNUALIZED                     ANNUALIZED
                     1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                     ---------   ----------------   ---------   ----------------
Global Tech A         - 56.11%       - 47.85%        - 53.56%       - 45.88%
Global Tech B         - 58.93%       - 50.00%        - 53.93%       - 46.33%
Global Tech C         - 55.27%       - 46.57%        - 53.81%       - 46.24%
Goldman Sachs Tech                                   - 56.20%       - 48.90%


The chart represents a hypothetical investment in The Hartford Global Technology Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 5/01/00 would have been valued at $3,932 on 10/31/01 ($3,775 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 5/01/00 would have been valued at $3,903 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford Global Technology Fund returned -53.6% (for class A shares) for the twelve-month period ending October 31, 2001. The Fund outperformed both of its benchmarks, the Goldman Sachs Technology Index, which returned -56.2%, and the Lipper Science and Technology Average, which returned -61.1%, over the period.


Q. Why Did The Fund Perform This Way?

Given that the fundamental outlook remains very cloudy and a recovery is not expected until next year, the Fund was conservatively positioned. However, many of our defensive holdings proved to be vulnerable to the fall-off in economic activity. At the end of the period, the Fund maintained a significant overweight position relative to its benchmark in services stocks given their attractive combination of value and predictability during such volatile times. However, we continued to hold sizeable holdings in all technology sub-industries. The key holdings within the portfolio included Microsoft, IBM, Cisco, Texas Instruments, First Data and Maxtor.


Q. What Is Your Outlook?

Recent events have clearly increased uncertainty and in all likelihood pushed the U.S. into a recession. While its arguable that technology was starting to show some signs of fundamental improvement in early September, it is now unlikely that any meaningful recovery will occur until next year. However, as challenging as the environment is, many technology stocks reached oversold levels in late September creating some opportunities. In fact, some holdings are now trading at levels higher than their closing prices prior to the events of September 11th.

Despite the increased uncertainty, our bottom-up approach remains unchanged. Fundamental analysis and valuation will continue to drive our stock selection. Currently, we are finding more opportunities in the Semiconductor and Software stocks than elsewhere and have recently increased our exposure in these industries. With the outlook for carrier spending continuing to deteriorate, Telecommunications Equipment remains a very challenging industry .

While we would not be surprised to see a relief rally at any time given the severity of the downturn in the third quarter, we do not expect a sustainable rally to emerge until next year. It appears to us that Technology stocks as a whole will remain in a trading range, reflecting the as-yet unresolved tension between the market's desire to anticipate a cyclical bottom on the one hand, and a dearth of good news on the other. Looking forward, we remain positive on the long-run prospects of technology companies and stocks, but believe it will take time to work off the cyclical excesses of the recent bubble.

The Hartford
    International Small Company Fund


Portfolio Manager

        [PHOTO OF EDWARD L. MAKIN]

        EDWARD L. MAKIN
        Vice President
        Wellington Management Company, LLP


Performance Overview

4/30/01 - 10/31/01
Growth Of a $10,000 Investment in
Class A which includes Sales Charge

[LINE GRAPH]

International                SSB Euro
   Small Co                Pacific <$2b
   --------                ------------
    9,450                    10,000
    9,781                    10,051
    9,205                     9,730
    9,044                     9,365
    9,044                     9,388
    7,825                     8,233
    8,335                     8,554

INTERNATIONAL SMALL CO     SSB EURO PACIFIC <$2b
starting value $9,450      starting value $10,000


RETURNS (Inception 4/30/01)

                                     Standard                     Non-Standard
                                    CUMULATIVE                     CUMULATIVE
                     1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                     ---------   ----------------   ---------   ----------------
Int'l Small Co A        N/A           - 16.65%         N/A          - 11.80%
Int'l Small Co B        N/A           - 16.90%         N/A          - 11.90%
Int'l Small Co C        N/A           - 14.08%         N/A          - 12.20%
SSB Euro Pacific
 <$2b                                                               - 14.46%


The chart represents a hypothetical investment in The Hartford International Small Company Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/01 would have been valued at $8,810 on 10/31/01 ($8,370 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 4/30/01 would have been valued at $8,692 on 10/31/01 ($8,605 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford International Small Company Fund returned -11.8% (for class A shares) for the six-month period ending October 31, 2001. The Fund outperformed its benchmark and peer group for the period. The Salomon Smith Barney Euro Pacific <$2B Index returned -14.5%, while the Lipper International Small Cap Average returned -18.2% for the same period.


Q. Why Did The Fund Perform This Way?

During this six-month period since inception, the Fund's overweight positions in the Consumer Staples and Health Care industries contributed positively to its performance while its underweight position in the Financials industry was a detractor. Strong stock selection overall, especially in the Health Care and Technology industries, served to drive the Fund's relative outperformance of its benchmarks. Some of the stocks in these industries that experienced sizable gains include Risc Technology Europe (France), Radiometer (Denmark), and Towa Pharmaceutical (Japan).


Q. What Is Your Outlook?

Over the past several months we have witnessed a highly-synchronized global slowdown. As a result of this cyclical slowing as well as the terrorist attacks, the U.S. has likely entered into a recession. However, monetary and/or fiscal policies are attempting to spur economic recoveries in nations around the globe. Outside of the U.S., falling interest rates, cheap currencies and attractive valuations have made continental Europe generally attractive. Additionally, small companies have historically produced some of the best relative and absolute performance as economies emerge from recession.

The Hartford
    Small Company Fund


Portfolio Manager

        [PHOTO OF STEVEN C. ANGELI]

        STEVEN C. ANGELI, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP


Performance Overview

7/22/96 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

 Small
Company                    Russell
  Fund                       2000
  ----                       ----
  9,450                     10,000
 10,614                     10,766
 13,259                     13,924
 11,997                     12,273
 17,922                     14,096
 21,722                     16,350
 14,911                     14,460

  SMALL COMPANY FUND            RUSSELL 2000
$9,450 starting value      $10,000 starting value


RETURNS (Inception 7/22/96)

                                        Standard                              Non-Standard
                                       ANNUALIZED                              ANNUALIZED
              1 YEAR(1)  5 YEAR(1)  SINCE INCEPT.(1)  1 YEAR(2)  5 YEAR(2)  SINCE INCEPT.(2)
              ---------  ---------  ----------------  ---------  ---------  ----------------
Small Co A      -35.14%     5.84          7.86%         -31.36%    7.04%         9.02%
Small Co B      -36.80%     6.15          8.15%         -31.80%    6.31%         8.29%
Small Co C*     -33.50%     5.98          8.12%         -31.82%    6.35%         8.32%
Russell 2000                                            -12.70%    6.07%         7.40%


The chart represents a hypothetical investment in The Hartford Small Company Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

* Class C Shares commenced operations on 8/1/98. Performance prior to 8/1/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $15,224 on 10/31/01 ($14,920 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 7/22/96 would have been valued at $15,099 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford Small Company returned -31.4% (for class A shares) for the twelve-month period ending October 31, 2001. The Fund underperformed both of its benchmarks, the Russell 2000 Index, which returned -12.7% and the Lipper Small Cap Growth Average, which returned -29.2% for the period.


Q. Why Did The Fund Perform This Way?

Despite the negative outlook for corporate profits, market pessimism briefly subsided in late July as investors eagerly anticipated the effect of the $30 billion dollars in tax rebates on the economy. When it became evident the rebate was only a short-term spending boost and the longer-term outlook remained uncertain, the market decline resumed. The September terrorist attacks further amplified the economic and stock market downturn. After remaining closed for four consecutive days, the orderly opening of the U.S. equity market on September 17th was reassuring, but the overall decline in equity prices over the next two weeks was substantial.

Holdings such as AJ Gallagher in the Property and Casualty Insurance sector and Airgas in the Materials industry contributed positively to the Fund's performance. Strong stock selection in Energy and Health Care sectors was also additive. The Fund's position in Technology detracted the most.


Q. What Is Your Outlook?

Prior to the September 11th terrorist attacks, we expected the U.S. economy to avoid recession due to a combination of aggressive monetary stimulus, easing liquidity conditions, and tax rebates. We now believe that the attack on America was the catalyst that tipped the U.S. into recession. While we previously had expected an economic rebound in the fourth quarter of 2001, we are now forecasting a recovery in the second or third quarter of 2002. More short-term rate reductions, additional fiscal stimuli, and lower energy prices are all positive factors that point to an improving situation in 2002.

We believe the Technology industry, as a whole, will take longer to improve, as secular demand remains weak. However, we are finding some attractive companies within technology, as many quality, high-growth companies have returned to our market cap range. While the timing of the recovery has been delayed, the portfolio's positioning remains the same. We still believe cyclical growth companies, such as industrial and capital goods manufacturers, will lead the economy out of a recession and into a stronger 2002. Furthermore, historical evidence suggests that small cap stocks will significantly outperform the S&P 500 index when the U.S. economy recovers from this recession.

The Hartford
    International Capital Appreciation Fund


Portfolio Manager

        [PHOTO OF ANDREW S. OFFIT]

        ANDREW S. OFFIT
        Senior Vice President & Partner
        Wellington Management Company, LLP

Performance Overview

4/30/01 - 10/31/01
Growth Of a $10,000 Investment in
Class A which includes Sales Charge

[LINE GRAPH]

International         MSCI
Cap App               EAFE
9,450                10,000
8,836                 9,647
8,411                 9,252
8,297                 9,084
7,825                 8,854
6,861                 7,957
7,201                 8,161

INTERNATIONAL CAP APP        MSCI EAFE
$9,450 starting value        $10,000 starting value

RETURNS (Inception 4/30/01)

                                    Standard                 Non-Standard
                                  CUMULATIVE                   CUMULATIVE
                  1 YEAR(1)  SINCE INCEPT.(1)  1 YEAR(2)  SINCE INCEPT.(2)
                  ---------  ----------------  ---------  ----------------
Int'l Cap App A      N/A        -27.99%            N/A        -23.80%
Int'l Cap App B      N/A        -29.10%            N/A        -24.10%
Int'l Cap App C      N/A        -25.86%            N/A        -24.10%
MSCI EAFE                                          N/A        -18.39%

The chart represents a hypothetical investment in The Hartford International Capital Appreciation Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/01 would have been valued at $7,590 on 10/31/01 ($7,211 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 4/30/01 would have been valued at $7,514 on 10/31/01 ($7,439 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q.

How Did The Fund Perform?

The Hartford International Capital Appreciation Fund's return (for class A shares) was -23.8% for the six-month period ending October 31, 2001. During this period the Fund underperformed both the MSCI EAFE, which returned -18.3%, and the -18.7% average return of its Lipper peer group (Lipper International).


Q.

Why Did The Fund Perform This Way?

This Fund seeks capital appreciation by investing primarily in growth companies. Accordingly, the Fund expects to outperform when the broad international market rises and strives to minimize underperformance when the market falls. During this six-month period since inception, the Fund focused on theme and industries strategies, and continued to emphasize growth both in industries and in individual companies. The Fund's performance trailed that of the benchmark due to the large overweight in the weak Information Technology industry and poor stock selection in the Telecommunications industry. However, strong stock selection overall, especially in the material and consumer discretionary industries, helped to counteract some of the negative performance in the overweight industries and contributed meaningfully to the performance of the Fund.


Q.

What Is Your Outlook?

Recently released economic data for the U.S., Germany and elsewhere support our belief that the global economy tipped into a recession as a result of the events of September 11th . While central bank easing that started at the beginning of this year and has continued aggressively since September 11th should help fuel a recovery by the second half of next year, the road to recovery may be a bumpy one. However, equity markets typically anticipate economic recovery significantly and we believe that current conditions are favorable for this to occur again, led by technology and industrials, areas of the market that have performed poorly this year but are highly sensitive to economic recovery and increased liquidity.

The Hartford
    Capital Appreciation Fund


Portfolio Manager

        [PHOTO OF SAUL J. PANNELL]


        SAUL J. PANNELL, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP

Performance Overview

7/22/96 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

Capital
Appreciation        S&P
Fund                500
 9,450              10,000
11,671              11,198
13,485              12,845
20,367              14,790
22,432              18,118
18,243              18,044
24,154              22,070
27,022              22,674
35,674              24,304
38,312              24,054
31,698              18,082


CAPITAL APPRECIATION FUND      S&P 500
$9,450 starting value          $10,000 starting value

RETURNS (Inception 7/22/96)

                                         Standard                            Non-Standard
                                       ANNUALIZED                              ANNUALIZED
            1 YEAR(1)  5 YEAR(1)  SINCE INCEPT.(1)  1 YEAR(2)  5 YEAR(2)  SINCE INCEPT.(2)
            ---------  ---------  ----------------  ---------  ---------  ----------------
Cap App A   -21.79%     20.75%         24.43%        -17.24%     22.12%        25.76%
Cap App B   -22.88%     21.18%         24.83%        -17.88%     21.27%        24.90%
Cap App C*  -19.66%     20.94%         24.67%        -17.84%     21.28%        24.90%
S&P 500                                              -24.89%     10.04%        10.68%

The chart represents a hypothetical investment in The Hartford Capital Appreciation Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

* Class C Shares commenced operations on 8/1/98. Performance prior to 8/1/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $32,344 on 10/31/01 ($31,697 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 7/22/96 would have been valued at $32,027 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q.

How Did The Fund Perform?

The Hartford Capital Appreciation Fund returned -17.2% (for class A shares) for the 12-month period ending October 31, 2001. The Fund outperformed its peer group the Lipper Multi-Cap Core Average, which returned -22.9%, and the S&P 500 which returned -24.9%.


Q.

Why Did The Fund Perform This Way?

Strong stock selection in the Energy, Industrials and Information Technology industries were the largest positive contributors to the Fund's performance relative to the benchmark. Holdings such as Cabot Oil & Gas in the Energy industry, Northrop Grumman in the Industrial-defense industry and Agile Software in the Information Technology industry positively contributed to the Fund's performance. Holdings that detracted were computer-software services VeriSign and Vignette Corp, and telecommunications provider NTL.


Q.

What Is Your Outlook?

In the wake of the September 11th attacks on America, we believe an uncertain economic period lies ahead for the U.S. equity markets. This environment will not change until political actions render it less threatening. The near-term outlook for the U.S. economy will be poor, but aggressive fiscal and monetary policy actions, coupled with low inflation, should re-ignite growth in 2002. The portfolio's investment team continues to use an opportunistic approach toward portfolio construction, seeking performance in any and all segments of the equity universe. We are optimistic this approach will continue to provide satisfactory returns going forward.

The Hartford
    MidCap Fund

Portfolio Manager

        [PHOTO OF PHILLIP H. PERELMUTER]

        PHILLIP H. PERELMUTER
        Senior Vice President & Partner
        Wellington Management Company, LLP

Performance Overview

12/30/97 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

MidCap              S&P
Fund                MidCap 400
 9,450              10,000
10,669              11,369
 9,867              10,198
13,280              12,120
14,239              12,349
20,082              14,972
22,778              16,256
18,460              14,232

MIDCAP FUND              S&P MIDCAP 400
$9,450 starting value    $10,000 starting value

RETURNS (Inception 12/30/97)

                                    Standard                      Non-Standard
                                  ANNUALIZED                        ANNUALIZED
                 1 YEAR(1)   SINCE INCEPT.(1)      1 YEAR(2)   SINCE INCEPT.(2)
                 ---------   ----------------      --------    ----------------
 MidCap A         -23.40%          17.32%           -18.94%         19.06%
 MidCap B         -24.58%          17.73%           -19.58%         18.21%
 MidCap C*        -21.33%          17.94%           -19.53%         18.25%
 S&P MidCap 400                                     -12.40%          9.40%

The chart represents a hypothetical investment in The Hartford MidCap Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

* Class C Shares commenced operations on 8/1/98. Performance prior to 8/1/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 12/30/97 would have been valued at $19,009 on 10/31/01 ($18,629 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 12/30/97 would have been valued at $18,842 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q.

How Did The Fund Perform?

The Hartford MidCap Fund provided a return of -18.9% (for class A shares) for the 12-month period ending October 31, 2001. The Fund underperformed its peer group the Lipper Mid-Cap Core Average, which returned -16.1% and the S&P Midcap 400 Index, which returned -12.4 for the same period.


Q.

Why Did The Fund Perform This Way?

During the first half of the 12-month period the Fund remained underweight in Technology relative to the S&P MidCap 400 Index due to earnings disappointments and a weakening economy, which was a benefit. Interestingly, the biggest change to the Fund during the latter portion of the period was increased exposure to technology. With 20% of the portfolio invested in technology, this is the highest weight we have had since October 2000. From a top down perspective, fundamentals should improve over the next 6-9 months, valuation offers a favorable risk/reward tradeoff, and expectations are finally reasonable. From a bottom up perspective, the semiconductor capital equipment companies appear to be seeing the signs of a bottom and a V-shaped economic recovery increases the likelihood that it is a bottom. The contract manufacturers have low expectations, some of the companies are repurchasing their shares and tough times will accelerate the outsourcing trend. We sold several companies during the quarter which have a history of consistent earnings growth (Affiliated Computer, Biomet, DeVry, and Family Dollar). These stocks have performed very well, but now trade at high P/E multiples.


Q.

What Is Your Outlook?

The tragedy of September 11 has certainly changed the outlook for investors. Prior to the attack, we felt that the U.S. consumer would hold up, non-tech industrials were nearing the end of an eighteen-month inventory correction, and the domestic economy would not slip into recession. We now believe that the crash in consumer confidence and selected industry damage has pushed the U.S. into recession. At the same time, we are confident in the resilience of Americans and believe we are now apt to have a V-shaped economic recovery. The monetary stimulus, which operates with a lag, should now begin to take effect. Meanwhile, the Bush tax cuts are also quite timely. We would not be surprised to see further fiscal prodding to get the economy moving again. We expect real domestic growth to be about 3% from the trough in the current fourth quarter through the end of 2002. While prospects beyond that point are hazy, we believe that the low level of interest rates and inflation provide sufficient support for the equity markets.

The Hartford
    MidCap Value Fund


Portfolio Manager

     JAMES N. MORDY
     Senior Vice President & Partner
     Wellington Management Company, LLP

Portfolio Management Team

     JAMES H. AVERILL
     Senior Vice President & Partner
     Wellington Management Company, LLP

     DAVID R. FASSNACHT, CFA
     Vice President
     Wellington Management Company, LLP

     DAVID W. PALMER, CFA
     Vice President
     Wellington Management Company, LLP

     JUAN C. ESPINOZA
     Assistant Vice President
     Wellington Management Company, LLP


Performance Overview

4/30/01 - 10/31/01
Growth Of a $10,000 Investment in
Class A which includes Sales Charge

[LINE GRAPH]

MidCap              Russell
Value Fund          2500
9,450               10,000
9,507               10,307
9,535               10,406
9,375               10,336
9,092               10,247
7,816                9,110
8,014                9,305

MIDCAP VALUE FUND          RUSSELL 2500
$9,450 starting value      $10,000 starting value

RETURNS (Inception 4/30/01)

                                      Standard                  Non-Standard
                                    CUMULATIVE                    CUMULATIVE
                   1 YEAR(1)   SINCE INCEPT.(1)  1 YEAR(2)   SINCE INCEPT.(2)
                   ---------   ----------------  ---------   ----------------
MidCap Value A        N/A          - 19.86%          N/A         - 15.20%
MidCap Value B        N/A          - 20.40%          N/A         - 15.40%
MidCap Value C        N/A            17.25%          N/A         - 15.40%
Russell 2500                                                      - 6.90%

The chart represents a hypothetical investment in The Hartford MidCap Value Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/01 would have been valued at $8,460 on 10/31/01 ($8,037 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 4/30/01 would have been valued at $8,375 on 10/31/01 ($8,292 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q.

How Did The Fund Perform?

The Hartford MidCap Value Fund returned -15.2% (for class A shares) for the 6-month period ending October 31, 2001. The Fund's return trailed the return of both the Russell 2500 Value Index which returned -6.9% and the Lipper Mid Cap Value Average which returned -7.2% during the same time period.


Q.

Why Did The Fund Perform This Way?

Our shortfall versus the index is attributable to the fact that we had the Fund positioned to benefit from an economic recovery which we thought would begin during the fourth quarter. The events of September 11 have postponed the recovery and deepened the trough of the decline. As a result, the Fund's exposure to economically sensitive industries, such as Consumer Discretionary, Industrials and Technology, hurt us. In addition, our stock selection suffered from too many companies with high levels of financial leverage. And finally, our airline and insurance stocks were crushed as the market reopened for trading following the attacks.

Our responses to September 11 were threefold. We had already been reducing our overweight positions in energy and cyclicals prior to September 11, and continued to shift towards more defensive holdings immediately after September
11. We took some action to upgrade the quality of the Fund, eliminating certain names like America West, AK Steel, and Quantum-DSS that we were no longer confident holding given the change in our macro view of the economy. Lastly, we bought into the weakness in insurance stocks post September 11 (Ace Limited in particular) which proved to be rewarding.


Q.

What Is Your Outlook?

We believe that we are clearly in a recession as a result of the damage done to consumer confidence by the terrorist attacks and the resulting corporate layoffs. This recessionary environment is likely to last into the first or second quarter of 2002, which effectively postpones previous growth/recovery expectations by another two quarters, compared to prior estimates. Our expectation is that by the 2nd half of 2002 the economy will be expanding at an estimated annual rate of 3%.

We are no longer looking to position the Fund more defensively and in fact, remain overweight in a number of economically-sensitive industries as we believe these stocks generally discount the recession and will respond favorably as they begin to discount the 2002 recovery that we anticipate. The Fund took a hit this quarter, yet we take some comfort in knowing that we owned a group of attractively priced stocks with reasonable long term growth prospects heading into the crisis, and that we remain well-positioned to benefit as we come out of the current recession.

The Hartford
    International Opportunities Fund

Portfolio Manager

          [PHOTO OF TROND SKRAMSTAD]

          TROND SKRAMSTAD
          Senior Vice President,
          Partner & Director of
          International Equities
          Wellington
          Management
          Company, LLP

Associate Portfolio Manager

          [PHOTO OF ANDREW S. OFFIT]

          ANDREW S. OFFIT
          Senior Vice President
          & Partner
          Wellington Management
          Company, LLP

Performance Overview

7/22/96 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

International       MSCI EAFE
Opportunities       GDP
 9,450              10,000
 9,658              10,221
10,115              10,629
10,483              11,077
11,864              13,326
10,675              12,961
12,745              15,054
13,630              16,350
15,378              17,590
13,685              15,958
10,283              11,821

INTERNATIONAL OPPORTUNITIES        MSCI EAFE GDP
$9,450 starting value              $10,000 starting value

RETURNS (Inception 7/22/96)

                                             Standard                            Non-Standard
                                           ANNUALIZED                              ANNUALIZED
                1 YEAR(1)  5 YEAR(1)  SINCE INCEPT.(1)  1 YEAR(2)  5 YEAR(2)  SINCE INCEPT.(2)
                --------   --------   ---------------   --------   --------   ---------------
Int'l Opp A     - 29.00%     0.06%          0.53%       - 24.87%     1.20%          1.61%
Int'l Opp B     - 30.46%     0.03%          0.71%       - 25.46%     0.50%          0.89%
Int'l Opp C*    - 27.25%     0.08%          0.68%       - 25.51%     0.48%          0.87%
MSCI EAFE GDP                                           - 25.86%     2.97%          3.10%

The chart represents a hypothetical investment in The Hartford International Opportunities Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

* Class C Shares commenced operations on 8/1/98. Performance prior to 8/1/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $10,479 on 10/31/01 ($10,269 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 7/22/96 would have been valued at $10,363 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q.

How Did The Fund Perform?

The Hartford International Opportunities Fund returned -24.9% (for class A share) for the twelve-month period ending October 31, 2001. The Fund outperformed both the Lipper International Fund Average, which returned -26.38% and the MSCI EAFE GDP Index, which returned -25.81%.


Q.

Why Did The Fund Perform This Way?

The Fund benefited from strong regional and asset allocation decisions as the underweights in the weak Japan and Latin American markets, overweight in the strong UK and Korea markets and larger than normal cash weighting all contributed positively to performance. The Fund also benefited from strong stock selection in Europe, particularly France, Switzerland and Sweden, which offset weak stock selection in Japan and the emerging markets.

From a industry point of view, stock selection was strong in the Technology and Materials industries but lagged somewhat in Telecommunications. Over the year, the Fund had reduced its positions in Telecommunications and Technology, as the weakening economy most noticeably affected these sectors. However, the Fund has recently been increasing its positions in these areas, and is currently overweight in both, as well as in Health Care. The most significant increase in position during the past year has been in the Consumer Discretionary industry, although concern over a slowdown in consumer spending has recently led us to begin reducing exposure in this area.


Q.

What Is Your Outlook?

We continue to favor Europe over Japan and the Pac Basin ex-Japan due to its more stable economy and attractively valued currencies. The Japanese economy remains in very poor shape, and the Koizumi government, while promising much, has so far produced little in the way of economic restructuring or banking reform. The recent terrorist attacks on the United States will likely amplify economic and market developments that were already unfolding, resulting in a longer and deeper slowdown than was expected. We expect slower growth over the coming months, particularly on the consumer side, as people re-assess priorities and conserve resources amidst uncertainty. Capital investment is also likely to be further restrained. We expect considerable market volatility in the short-run, as economic and geopolitical risk remains high. We are taking advantage of market weakness, however, as the massive amounts of liquidity and growing fiscal stimulus promise to turn the global economy around by next year.

The Hartford
    Global Leaders Fund


Portfolio Manager

          [PHOTO OF ANDREW S. OFFIT]

          ANDREW S. OFFIT
          Senior Vice President & Partner
          Wellington Management Company, LLP

Performance Overview

9/30/98 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

Global
Leaders             MSCI
Fund                World
 9,450              10,000
10,697              10,902
13,478              13,037
14,697              13,619
18,472              14,640
17,288              13,767
12,781              10,255

GLOBAL LEADERS FUND        MSCI WORLD
$9,450 starting value      $10,000 starting value

RETURNS (Inception 9/30/98)

                                       Standard                    Non-Standard
                                     ANNUALIZED                      ANNUALIZED
                   1 YEAR(1)    SINCE INCEPT.(1)     1 YEAR(2)  SINCE INCEPT.(2)
                   --------     ---------------      --------   ----------------
Global Leaders A   -30.14%            8.27%          -26.07%         10.27%
Global Leaders B   -31.64%            8.66%          -26.64%          9.47%
Global Leaders C   -28.35%            9.15%          -26.62%          9.49%
MSCI World                                           -25.20%          1.20%

The chart represents a hypothetical investment in The Hartford Global Leaders Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 9/30/98 would have been valued at $13,224 on 10/31/01 ($12,827 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 9/30/98 would have been valued at $13,103 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q.

How Did The Fund Perform?

The Hartford Global Leaders Fund returned -26.1% (for class A shares) for the twelve-month period ending October 31, 2001. The Fund underperformed its benchmarks, the MSCI World Index, which returned -25.2%, and the Lipper Global Average, which returned -25.8%.


Q.

Why Did The Fund Perform This Way?

During the past twelve months, stock picking has been critical to the strategy and strength of the Fund. Good technology stock selection with respect to the benchmark contributed positively to Fund performance for the twelve-month period. Holdings such as Micron Technology and STMicroelectronics were additive. The Fund's largest industry overweight, Consumer Discretionary, exhibited some of the best stock selection during the period, while, the Telecommunications industry was the major detractor from the Fund's performance for the twelve months.


Q.

What Is Your Outlook?

Overall, we are optimistic for the medium-term. The Technology, Consumer Discretionary, and Telecom areas have underperformed the market dramatically over the last several quarters and, with many investors underweight in these areas and business trends bottoming, we should see improvements. Larger-cap global-leading names should emerge from this slowdown stronger and better positioned. We are taking full advantage of this trend.

Volatility can cause periods of uncertainty. Overall this is good news for the Fund because by their very nature, global leaders have superior products, market share, and management. Over the long term, if we continue to identify the winning sectors and companies, the Fund should succeed and outperform.

The Hartford
    Focus Fund

Portfolio Manager

          [PHOTO OF RAND L. ALEXANDER]

          RAND L. ALEXANDER, CFA
          Senior Vice President,
          Partner & Director of
          U.S. Core Equities
          Wellington Management
          Company, LLP


Associate Portfolio Manager

          [PHOTO OF MAYA K. BITTAR]

          MAYA K. BITTAR, CFA
          Vice President
          Wellington Management Company, LLP

Performance Overview

5/24/01 - 10/31/01
Growth Of a $10,000 Investment in
Class A which includes Sales Charge

[LINE CHART]

Focus               S&P
Fund                500
9,450               10,000
9,441                9,715
9,186                9,479
8,996                9,386
8,770                8,798
8,014                8,088
8,335                8,242

FOCUS FUND                   S&P 500
$9,450 starting value        $10,000 starting value

RETURNS (Inception 5/24/01)

                               Standard                     Non-Standard
                             CUMULATIVE                       CUMULATIVE
             1 YEAR(1)  SINCE INCEPT.(1)    1 YEAR(2)    SINCE INCEPT.(2)
             ---------  ----------------    ---------    ----------------
Focus A          N/A         -16.65%          N/A            -11.80%
Focus B          N/A         -17.10%          N/A            -12.10%
Focus C          N/A         -13.98%          N/A            -12.10%
S&P 500                                                      -15.15%

The chart represents a hypothetical investment in The Hartford Focus Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 5/24/01 would have been valued at $8,790 on 10/31/01 ($8,351 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 5/24/01 would have been valued at $8,702 on 10/31/01 ($8,615 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q.

How Did The Fund Perform?

The Hartford Focus Fund returned -11.8% (for class A shares) for the 5-month period since inception ending October 31, 2001. The Fund's return exceeded the return of both the S&P 500 Index, which returned -15.2% and the Lipper Large Cap Core Average, which returned -15.6% during the same time period.


Q.

Why Did The Fund Perform This Way?

This was a difficult period for the markets, without a single sector of the S&P showing positive returns. Good stock selection in the Health Care and Industrials industries helped the Fund's performance relative to the benchmark. Holdings such as Accenture in the Industrials sector and Bristol Meyers Squibb and HCA in the Health Care sector contributed to the Fund's outperformance. The Fund's underweight position in Technology was also additive.


Q.

What Is Your Outlook?

We, like nearly everyone else in the world, were shocked and saddened by the tragic events of September 11th and while we are uncertain if more attacks will follow or what the response of the U.S. and its many allies will be, we believe that over the long run the U.S. economy will recover and prosper once again. The near-term outlook for the U.S. economy will be poor, but aggressive fiscal and monetary policy actions, coupled with low inflation, should re-ignite growth in 2002. In the current low interest rate environment, large capitalization, high-quality growth companies look very attractive and should prove to be rewarding investments over the next few years.

The Hartford
    Stock Fund


Portfolio Manager

    [PHOTO OF RAND L. ALEXANDER]
    RAND L. ALEXANDER, CFA
    Senior Vice President,
    Partner & Director of U.S. Core Equities
    Wellington Management Company, LLP

Associate Portfolio Manager

    [PHOTO OF MAYA K. BITTAR]
    MAYA K. BITTAR, CFA
    Vice President
    Wellington Management Company, LLP


Performance Overview

7/22/96 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

Stock Fund       S&P 500
----------       -------
   9,450          10,000
  10,443          11,198
  11,900          12,845
  13,675          14,790
  16,874          18,778
  16,939          18,044
  20,975          22,070
  21,271          22,674
  23,489          24,304
  23,075          24,054
  17,470          18,087

STOCK FUND                    S&P 500
$9,450 starting value         $10,000 starting value

RETURNS (Inception 7/22/96)

                                           Standard                               Non-Standard
                                         ANNUALIZED                                 ANNUALIZED
           1 YEAR(1)   5 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   5 YEAR(2)   SINCE INCEPT.(2)
           ----------------------------------------   ----------------------------------------
Stock A      -28.44%       9.59%             11.15%     -24.28%     -10.84%             12.34%
Stock B      -29.80%       9.93%             11.45%     -24.80%     -10.07%             11.56%
Stock C*     -26.56%       9.69%             11.33%     -24.81%     -10.05%             11.54%
S&P 500                                                 -24.89%     -10.04%             10.68%

The chart represents a hypothetical investment in The Hartford Stock Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

* Class C Shares commenced operations on 8/1/98. Performance prior to 8/1/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $17,821 on 10/31/01 ($17,465 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 7/22/96 would have been valued at $17,624 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford Stock Fund returned -24.3% (for class A shares) for the twelve-month period ending October 31, 2001. The Fund outperformed its benchmarks, the S&P 500 Index, which returned -24.9% and the Lipper Large Cap Core Average, which returned -25.5% for the period.


Q. Why Did The Fund Perform This Way?

Equity markets around the world suffered significant declines during the period. While the terrorist attacks brought much of the U.S. economy to a standstill and closed the equity markets for four days, the seeds of the market's plunge had been sown over the previous several months.

Strong stock selection in Information Technology, Telecommunication Services, Energy and Utilities contributed positively to performance. Specifically, holdings such as IBM in the Information Technology industry and Texaco in the Energy industry boosted returns. Select Information Technology holdings such as Cisco Systems and EMC Corporation detracted from the Fund performance. The Fund modestly outperformed the S&P 500 due to the overweight in Energy, Health Care and Utilities and the underweight in Telecommunication Services and Information Technology. The overall strategy of the Fund is to add to consistent, predictable growth companies and reduce or eliminate companies with potentially deteriorating fundamentals.


Q. What Is Your Outlook?

We, like nearly everyone else in the world, were shocked and saddened by the tragic events of September 11th. While we are uncertain if more attacks will follow or what the response from the U.S. and its many allies will bring, we believe over the long term that the U.S. economy will recover and prosper once again.

In this fragile environment, we continue to look for further rate cuts by the Federal Reserve. Barring more terrorist attacks or major setbacks in the fight against terrorism, we expect that aggressive fiscal and monetary stimulus will reinvigorate the economy. An improving economy should provide a reasonable environment for equities over the next twelve months.

The Hartford
    Value Fund


Portfolio Manager

    JOHN R. RYAN, CFA
    Senior Vice President &
    Managing Partner
    Wellington Management Company, LLP

Investment Team

    KAREN H. GRIMES, CFA
    Vice President
    Wellington Management Company, LLP

    STEVEN T. IRONS, CFA
    Vice President
    Wellington Management Company, LLP

    W. MICHAEL RECKMEYER, CFA
    Vice President
    Wellington Management Company, LLP


Performance Overview

4/30/01 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

Value Fund          Russell 1000
----------          ------------
   9,450               10,000
   9,554               10,225
   9,488                9,998
   9,507                9,977
   9,214                9,577
   8,553                8,903
   8,524                8,826

VALUE FUND                    RUSSELL 1000
$9,450 starting value         $10,000 starting value


RETURNS (Inception 4/30/01)

                                   Standard                   Non-Standard
                                 CUMULATIVE                     CUMULATIVE
               1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
               ----------------------------   ----------------------------
Value A              N/A            -14.76%         N/A             -9.80%
Value B              N/A            -15.10%         N/A            -10.10%
Value C              N/A            -12.00%         N/A            -10.10%
Russell 1000                                                       -11.74%

The chart represents a hypothetical investment in The Hartford Value Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/01 would have been valued at $8,990 on 10/31/01 ($8,541 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 4/30/01 would have been valued at $8,900 on 10/31/01 ($8,811 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

Since its inception on April 30, 2001, The Hartford Value Fund provided a total return of -9.8% (for class A shares) for the period ending October 31, 2001. The Fund outperformed its benchmark, the Russell 1000 Index, which provided a return of -11.7%, and the Lipper Large-Cap Value average, which provided a return of -12.9% for the same period.


Q. Why Did The Fund Perform This Way?

Stock selection in six out of ten broad industry sectors was additive to the Fund's benchmark-relative performance as we neared the end of the period. Our holdings in Consumer Discretionary, Industrials, and Consumer Staples were the largest positive contributors. Our holdings in Materials and Telecommunication Services detracted the most. Overall, stock selection was additive to the Portfolio's performance.

Stocks that contributed positively to benchmark-relative results during the period were household products manufacturer Kimberly-Clark and hospital management organization Tenet Healthcare. Holdings that detracted were computer-related equipment manufacturers Hewlett-Packard and Dell Computer, and cable operator Adelphia.


Q. What Is Your Outlook?

The terrorist attacks of September 11 converted a slowing U.S. economy into a V-shaped recession, delaying a recovery for perhaps six months. Before the crisis, cyclical companies indicated that the rate of economic deceleration had flattened, even improved in some segments. Leading indicators of the economy also were improving. Clearly, the recovering trend has now stumbled. The attacks present an unprecedented situation both politically and militarily, and society has suffered enormous personal losses in its wake. Our best guess is that business and consumer activity will be interrupted and inventories will be reduced, but central banks will respond aggressively with massive liquidity injections and short-term interest rate reductions to stabilize the system and to promote eventual recovery.

These destabilizing attacks occurred at a time when the economy was already weak and looking for a recovery. Equity markets, not surprisingly, were punished in the first week following the resumption of trading. While the market has shortened its horizons, we think it makes sense for investors to lengthen theirs. We are looking through the next six months and positioning the portfolio accordingly.

The Hartford
    Growth and Income Fund


Portfolio Manager

    [PHOTO OF JAMES A. RULLO]
    JAMES A. RULLO, CFA
    Senior Vice President & Partner
    Wellington Management Company, LLP


Performance Overview

4/30/98 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

Growth and
Income Fund          S&P 500
-----------          -------
    9,450             10,000
    9,625              9,959
   11,652             12,181
   11,861             12,515
   13,104             13,414
   13,124             13,276
   10,380              9,982


   GROWTH AND INCOME FUND        S&P 500
   $9,450 starting value         $10,000 starting value


RETURNS (Inception 4/30/98)

                                      Standard                   Non-Standard
                                    ANNUALIZED                     ANNUALIZED
                  1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                  ----------------------------   ----------------------------
Growth & Inc A      -25.25%              1.07%     -20.90%              2.71%
Growth & Inc B      -26.51%              1.13%     -21.51%              1.95%
Growth & Inc C*     -23.29%              1.70%     -21.50%              1.99%
S&P 500                                            -24.89%             -0.10%

The chart represents a hypothetical investment in The Hartford Growth and Income Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

* Class C Shares commenced operations on 8/1/98. Performance prior to 8/1/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/98 would have been valued at $10,702 on 10/31/01 ($10,381 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 4/30/98 would have been valued at $10,609 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford Growth and Income Fund returned -20.9% (for class A shares) for the 12-month period ending October 31, 2001. The Fund's return exceeded the return for the S&P 500 Index, which returned -24.9% and the Lipper Large Cap Core Average, which returned -25.5% during the same time period.


Q. Why Did The Fund Perform This Way?

Good stock selection within Financials, Technology, and Health Care contributed to the Fund's outperformance relative to the S&P 500 Index during the period. Strong performers in the Financials sector included Pacific Century, UnionBanCal, and Lehman Brothers. Technology holdings IBM, Micron and Intuit held up relatively well during the period. Health Care holdings Genzyme, Johnson & Johnson, and Tenet Healthcare were among the strongest performers in the Fund.


Q. What Is Your Outlook?

Before the terrorist attacks of September 11, we believed that consumer spending would sustain the economy just long enough for a late 2001 early 2002 economic rebound to take hold, driven by a completed inventory correction. In the wake of the terrorist attacks, we now forecast that consumer spending will fall faster and to levels lower than consensus expectations and that corporations will face another round of inventory corrections. It is likely that a recovery will not take place until the second half of 2002. Despite the gloomy economic forecast and geopolitical uncertainty, we are finding attractive stocks and sectors as a result of the changing environment. In this highly volatile market environment, we will continue to focus on selecting attractive companies trading at attractive valuations.

The Hartford
    Dividend and Growth Fund


Portfolio Manager

    [PHOTO OF EDWARD P. BOUSA]
    EDWARD P. BOUSA, CFA
    Vice President
    Wellington Management Company, LLP


Performance Overview

7/22/96 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

Dividend and
Growth Fund          S&P 500
-----------          -------
    9,450             10,000
   10,423             11,198
   11,504             12,845
   13,356             14,790
   15,771             18,118
   15,434             18,044
   17,330             22,070
   16,962             22,674
   16,960             24,304
   18,242             24,054
   16,841             18,087


   DIVIDEND AND GROWTH FUND      S&P 500
   $9,450 starting value         $10,000 starting value


RETURNS (Inception 7/22/96)

                                                Standard                                Non-Standard
                                              ANNUALIZED                                  ANNUALIZED
                1 YEAR(1)   5 YEAR(1)   SINCE INCEPT.(1)    1 YEAR(2)   5 YEAR(2)   SINCE INCEPT.(2)
                ----------------------------------------    ----------------------------------------
Div & Grow A      -12.75%       8.83%             10.38%       -7.67%      10.07%             11.57%
Div & Grow B      -13.34%       9.15%             10.65%       -8.34%       9.29%             10.77%
Div & Grow C*     -10.25%       8.93%             10.57%       -8.33%       9.29%             10.78%
S&P 500                                                       -24.89%      10.04%             10.68%

The chart represents a hypothetical investment in The Hartford Dividend and Growth Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

* Class C Shares commenced operations on 8/1/98. Performance prior to 8/1/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $17,165 on 10/31/01 ($16,882 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 7/22/96 would have been valued at $16,998 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford Dividend and Growth Fund provided a total return of -7.7% (for class A shares) for the 12-month period ending October 31, 2001. The Fund outperformed its benchmark, the S&P 500 Index, which returned -24.9%, and the Lipper Equity Income Average, which returned -10.8%, during the same period.


Q. Why Did The Fund Perform This Way?

During the first six months of the period, the Fund's underweight position in technology relative to the S&P 500 Index was the greatest contributor to the Fund's outperformance. Later in the period, the best-performing groups were defensive, non-cyclical, and beneficiaries of a steeper yield curve, including defense, food, health care, and savings and loans. The hardest hit were capital goods, technology, and for obvious reasons, airlines. Also weak were retailers and energy-related companies.

Within the Fund, Bristol-Myers and Baxter International performed well in the strong, defensive Health Care industry. Procter & Gamble and Kimberly-Clark, two large global household products companies, benefited from dollar weakness against the euro. Boeing, British Airways, and Delta Airlines all suffered significant price declines following the re-opening of markets on September 17. Important new positions were taken in Safeway, a leading supermarket chain; AOL Time Warner, the media and internet giant; and Merrill Lynch, the leading retail brokerage firm. All of these companies were bought on weakness, mostly in late September at very attractive valuations.


Q. What Is Your Outlook?

Following the recent trend to economic slowdown, it is likely that the economy will be weak going forward, and the anticipated recovery will be pushed back until mid-2002. The strong U.S. dollar has begun to weaken, which will actually be helpful to many U.S. global players. We are hopeful that the uncertainty caused by the terrorist attack will ease over the next several months, providing another boost to the 2002 economy. With most U.S. companies downsizing, the profit potential in many cyclical companies should be significant when the economy turns.

We are finding attractively priced securities in this difficult environment. With a price to earnings multiple of 15.5 times next year's earnings and a 2.2% gross dividend yield, the companies in the Fund reflect good value. As always, the Fund will seek the relative security and stability of high-quality, yield-oriented value stocks.

The Hartford
    Advisers Fund



Portfolio Management Team

    [PHOTO OF RAND L. ALEXANDER]
    RAND L. ALEXANDER, CFA
    Senior Vice President,
    Partner & Director of U.S. Core Equities
    Wellington Management Company, LLP

    [PHOTO OF PAUL D. KAPLAN]
    PAUL D. KAPLAN
    Senior Vice President,
    Partner & Director of Fixed Income
    Wellington Management Company, LLP



Performance Overview

7/22/96 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

Advisors Fund       S&P 500       Lehman Govt/Corp
-------------       -------       ----------------
     9,450           10,000           10,000
    10,188           11,198           10,430
    11,123           12,845           10,565
    12,484           14,790           11,349
    14,383           18,118           11,762
    14,766           18,044           12,514
    16,678           22,070           12,501
    16,771           22,674           12,432
    17,964           24,054           12,619
    18,086           24,054           13,318
    16,157           18,087           15,358


ADVISERS FUND             S&P 500            LEHMAN GOVT/
$9,450 starting value     $10,000            CORP $10,000




RETURNS (Inception 7/22/96)

                                                   Standard                               Non-Standard
                                                 ANNUALIZED                                 ANNUALIZED
                   1 YEAR(1)   5 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   5 YEAR(2)   SINCE INCEPT.(2)
                   ----------------------------------------   ----------------------------------------
Advisers A           -15.58%       8.43%              9.51%     -10.67%       9.66%             10.69%
Advisers B           -16.27%       8.77%              9.81%     -11.27%       8.91%              9.93%
Advisers C*          -13.15%       8.53%              9.71%     -11.26%       8.89%              9.92%
S&P 500                                                         -24.89%      10.04%             10.68%
Lehman Govt/Corp                                                 15.32%       8.05%              8.47%


The chart represents a hypothetical investment in The Hartford Advisers Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

* Class C Shares commenced operations on 8/1/98. Performance prior to 8/1/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $16,489 on 10/31/01 ($16,159 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 7/22/96 would have been valued at $16,309 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford Advisers Fund returned -10.7% (for class A shares) for the twelve-month period ending October 31, 2001. The Fund outperformed the Lipper Flexible Portfolio peer group -12.39%, while underperforming the Composite Index(+) benchmark -9.30%.


Q. Why Did The Fund Perform This Way?

During the year, the equity ratio in the Fund declined from a high of 70% to 55% but is currently back to 60% as we gradually reduce our exposure to bonds. In the past twelve months, the Fund greatly decreased its position in Technology, eliminating such holdings as Dell Computer and Veritas Software, and is now underweight in the industry. Despite overall poor performance of Technology throughout the year, good Technology stock selection with respect to the benchmark contributed positively to Fund performance for the twelve-month period. Over the year, the Fund also decreased its position in Consumer Staples and increased its weight in Utilities and Materials.

In a year marked by falling interest rates, missed earnings and falling stock prices, the fixed-income portion of the portfolio was helped by its longer-than-benchmark duration. Corporate- and mortgage-backed securities outperformed Treasuries early in the year, but later lagged, as refinancing activity increased due to interest rate cuts. By the end of the fiscal year, Treasury securities were showing the best performance in the fixed-income area.


Q. What Is Your Outlook?

Like nearly everyone in the world, we were shocked and saddened by the tragic events of September 11th. Although we believe that the economy will be weak for some months to come and that corporate earnings will also be under pressure, we believe that in the long run the U.S. economy will recover and prosper once again. While the near-term outlook for the U.S. economy may be poor, aggressive fiscal and monetary policy actions, coupled with low inflation, should re-ignite growth in 2002. It remains clear that the Fed and the Congress are doing whatever they can in order to help the economy recover. In the current low-interest rate environment, large capitalization, high quality growth companies look very attractive and should prove to be rewarding investments over the next few years.

(+) Composite benchmark consists of the S&P 500 and the Lehman Govt/Corp Index.

The Hartford
    High Yield Fund


Portfolio Manager

    [PHOTO OF ALISON D. GRANGER]
    ALISON D. GRANGER, CFA
    Senior Vice President
    Hartford Investment
    Management Company


Performance Overview

9/30/98 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

High Yield          Lehman High
   Fund                Yield
   ----                -----
   9,550               10,000
   9,529                9,795
  10,326               10,603
  10,040               10,222
  10,049               10,230
  10,176               10,057
  10,359               10,040


HIGH YIELD FUND                LEHMAN HIGH YIELD
$9,550 starting value          $10,000 starting value


RETURNS (Inception 9/30/98)

                                        Standard                   Non-Standard
                                      ANNUALIZED                     ANNUALIZED
                    1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                    ----------------------------   ----------------------------
High Yield A           -2.78%              1.15%       1.80%              2.67%
High Yield B           -4.01%              0.97%       0.99%              1.91%
High Yield C           -1.00%              1.60%       1.01%              1.93%
Lehman High Yield                                     -0.16%              0.13%

The chart represents a hypothetical investment in The Hartford High Yield Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 9/30/98 would have been valued at $10,602 on 10/31/01 ($10,284 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 9/30/98 would have been valued at $10,502 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Hartford High Yield Fund's shares placed in the 19th percentile of its Lipper peer group for the one year ended October 31, 2001, producing a total return of 1.8% (for class A shares) versus the -2.7% return of the Lipper Mutual Fund and Variable Annuity High Yield Fixed Income Universe.


Q. Why Did The Fund Perform This Way?

The Fund's above-average credit quality and low default experience continued to benefit performance this year.

Our overweight positions in the healthcare and energy industries benefited performance throughout the year. Health Care providers continue to enjoy rating upgrades due to greater pricing power and therefore, improved financial situations. Energy issuers, despite the more recent fall in the price of oil, also strengthened their balance sheets over the past two years as the relatively high price of oil allowed them to pay down debt.

Although premature in the second quarter, the Funds' increased exposure to select telecommunications issuers also aided performance. Specifically, the funds increased their exposure to select telecom equipment manufacturers and wireline providers as investors sold securities due to heightened default concerns. These deeply-discounted issues have since recovered from the depths of their second-quarter sell-off.

Finally our underweight to cable assets weighed on the Funds' returns throughout the year.


Q. What Is Your Outlook?

Given the backdrop of the Fed's 450 basis points of easing year to date, we believe that riskier assets are poised to outperform in the coming quarters. As such, we have begun to downgrade the portfolio, anticipating that lower quality assets stand to gain the most. To that end, we continue to favor issuers in the wireline and technology segments of the telecommunications industry. Such issuers continue to trade at relatively attractive prices as we believe the market is currently overestimating the likelihood of default.

We also are emphasizing some of the basic industries and commodity issuers such as pulp/paper, chemicals, and metals and mining paper as prices of such issuers have cheapened dramatically in response to poor economic data. Individual issuer and security selection is key, and we are working closely with our traders and analysts to identify those with high potential for attractive return

Conversely, the tragic events of September 11th reinforced the view we have held for most of the year that consumer-related high yield issuers such as those in the retail, homebuilding and gaming industries, along with lodging and transportation issuers were overvalued. We will therefore maintain our underweight to such issuers as prices have yet to reflect our view.

The Hartford
    Bond Income Strategy Fund


Portfolio Manager

    [PHOTO OF ALISON D. GRANGER]
    ALISON D. GRANGER, CFA
    Senior Vice President
    Hartford Investment
    Management Company


Performance Overview

7/22/96 - 10/31/01
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

Bond Income           Lehman
 Strategy            Aggregate
 --------            ---------
    9,550             10,000
    9,958             10,430
   10,205             10,565
   10,960             11,349
   11,419             11,762
   11,871             12,408
   11,940             12,492
   11,766             12,472
   11,951             12,468
   12,537             13,382
   14,162             15,334

BOND INCOME STRATEGY        LEHMAN AGGREGATE
$9,550 starting value       $10,000 starting value



RETURNS (Inception 7/22/96)

                                                   Standard                               Non-Standard
                                                 ANNUALIZED                                 ANNUALIZED
                   1 YEAR(1)   5 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   5 YEAR(2)   SINCE INCEPT.(2)
                   ----------------------------------------   ----------------------------------------
Bond A                 7.88%       6.31%              6.81%      12.96%       7.29%              7.75%
Bond B                 7.12%       6.37%              6.83%      12.12%       6.53%              6.97%
Bond C*               10.00%       6.17%              6.77%      12.12%       6.54%              6.98%
Lehman Aggregate                                                 14.43%       7.88%              8.34%

The chart represents a hypothetical investment in The Hartford Bond Income Strategy Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

* Class C Shares commenced operations on 8/1/98. Performance prior to 8/1/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $14,275 on 10/31/01 ($13,990 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares at the Fund's inception on 7/22/96 would have been valued at $14,135 on 10/31/01 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q. How Did The Fund Perform?

The Bond Income Strategy Fund's shares placed in the 47th percentile of its Lipper peer group for the year ended October 31, 2001, producing a total return of 13.0% (for class A shares) versus the average 13.7% return of the Lipper Corporate BBB Rated Universe.


Q. Why Did The Fund Perform This Way?

The Fund generally benefited from an overweight in investment grade corporate bonds and an underweight in mortgage passthrough securities throughout the year. Industries emphasized within corporates included energy, Health care, telecommunications and technology. The Fund's emphasis on intermediate Treasury holdings also enhanced overall performance as the Treasury yield curve steepened during the year.

Small Fund holdings in euro-denominated government securities, as well as individual high yield issues detracted from overall Fund returns as these securities underperformed broad U.S. investment grade assets.


Q. What Is Your Outlook?

In spite of the apparent willingness of the Federal Reserve to continue to ease and the consensus outlook for low inflation, we do not believe that Treasuries offer much attraction given the absolute low yield levels at which they are trading. We therefore plan to underweight these issues in the portfolio for the foreseeable future.

We do believe that the most attractive opportunities within the fixed income market are concentrated in the investment grade and high yield corporate markets. The aggressive easing by the Federal Reserve as well as the significant deleveraging begun by many companies will ultimately improve corporate credit quality. Extensive credit research combined with a willingness to buy issues which are priced to reflect their issuer's current fundamental challenges is important in identifying these opportunities.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD GLOBAL COMMUNICATIONS FUND

 STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                      MARKET
 SHARES                                                VALUE
---------                                             -------
COMMON STOCKS -- 93.1%
            COMMUNICATIONS -- 88.0%
      4     ALLTEL Corp. ..........................   $   251
    *20     American Tower Corp., Class A..........       220
    *11     AT&T Canada, Inc., Class B.............       311
     20     AT&T Corp. ............................       305
     *9     AT&T Wireless Services, Inc. ..........       130
     10     BCE, Inc. .............................       210
      9     BellSouth Corp. .......................       315
     51     British Telecommunications PLC.........       258
      5     Broadwing, Inc. .......................        46
    *22     COLT Telecom Group PLC.................        38
     18     Deutsche Telekom AG....................       282
     13     Korea Telecom Corp., ADR...............       275
    *29     Nextel Partners, Inc. .................       157
    @@0     NTT DoCoMo, Inc. ......................       136
    *45     Orange S.A. ...........................       365
     15     Qwest Communications International,
             Inc. .................................       188
      9     SBC Communications, Inc. ..............       332
     *3     Sprint PCS Group.......................        67
     36     Telecom Italia S.p.A. .................       301
      7     Telefonica S.A., ADR...................       255
      7     Verizon Communications, Inc. ..........       349
    130     Vodafone AirTouch PLC..................       301
    *19     WorldCom, Inc. -- WorldCom Group ......       254
     11     WorldCom, Inc. -- MCI Group ...........       130
                                                      -------
                                                        5,476
                                                      -------
            MEDIA & ENTERTAINMENT -- 5.1%
     *5     Adelphia Communications Corp., Class
             A.....................................       100
     *6     Comcast Corp., Class A.................       215
                                                      -------
                                                          315
                                                      -------
            Total common stocks (cost $8,028)......   $ 5,791
                                                      =======
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 7.6%
            REPURCHASE AGREEMENT -- 7.6%
 $  471     Joint Repurchase Agreement
             (See Note 2(f))
             2.567% due 11/01/01...................   $   471
                                                      -------
            Total short-term securities (cost
             $471).................................   $   471
                                                      =======

                                                   MARKET
                                                    VALUE
                                                   -------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $8,499) -- see accompanying portfolio.........   $ 6,262
Receivable for securities sold..................       674
Receivable for Fund shares sold.................         3
Receivable for dividends and interest...........         7
Cash and other assets...........................        32
                                                   -------
Total assets....................................     6,978
                                                   -------
LIABILITIES
Payable for securities purchased................       761
                                                   -------
Total liabilities...............................       761
                                                   -------
Net assets......................................   $ 6,217
                                                   =======
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 1,361 shares
  outstanding...................................   $     1
Paid-in surplus.................................    12,172
Accumulated undistributed net realized loss on
  investments...................................    (3,719)
Unrealized depreciation of investments..........    (2,237)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(h))@@@.........        --
                                                   -------
Net assets......................................   $ 6,217
                                                   =======

Class A
  Net assets value per share ($4,050 / 885 shares
    outstanding) (125,000 shares authorized)........  $4.57
                                                      =====
  Maximum offering price per share
    ($4.57 / 94.5%).................................  $4.84
                                                      =====
Class B
  Net assets value per share ($832 / 183 shares
    outstanding) (75,000 shares authorized).........  $4.54
                                                      =====
Class C
  Net assets value per share ($875 / 193 shares
    outstanding) (50,000 shares authorized).........  $4.54
                                                      =====
  Maximum offering price per share ($4.54 /99.0%)...  $4.59
                                                      =====
Class Y
  Net assets value per share ($460 / 100 shares
    outstanding) (50,000 shares authorized).........  $4.60
                                                      =====

 * Non-income producing during the period.

@@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2001

                                                                                                                 UNREALIZED
                                                                 CONTRACT               DELIVERY                APPRECIATION
                                        MARKET VALUE              AMOUNT                  DATE                 (DEPRECIATION)
             DESCRIPTION                ------------            ----------            -------------            --------------
             -----------
Canadian Dollar (Buy)                       $ 75                   $ 75                 11/02/01                   $   --
EURO (Buy)                                    31                     31                 11/02/01                       --
British Pounds (Buy)                         314                    314                 11/02/01                       --
                                                                                                                   ------
                                                                                                                   $   --
                                                                                                                   ======

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                              VALUE
---------                                           -------
COMMON STOCKS -- 95.9%
            BANKS -- 43.1%
       29   Allied Irish Banks PLC...............   $   277
       29   Australia and New Zealand Banking
             Group Ltd. .........................       262
        5   Banco Latinoamericano de
             Exportaciones S.A., E Shares........       137
        7   Banco Popular Espanol S.A. ..........       242
      @@0   Banco Santander Central..............         3
      *26   Bank of Bermuda Ltd. ................     1,127
       26   Bank of Ireland......................       236
        5   BNP Paribas S.A. ....................       441
       16   Citigroup, Inc. .....................       706
        1   Commerce Bancshares, Inc. ...........        22
        6   Credit Suisse Group..................       235
        7   Federal National Mortgage
             Association.........................       567
        4   Freddie Mac..........................       258
        9   Morgan (J.P.) Chase & Co., Inc. .....       315
       34   Nordbanken Holding AB................       151
       27   Pacific Century Financial Corp. .....       627
       29   Royal Bank of Scotland Group PLC.....       702
       25   Sumitomo Mitsui Banking Corp. .......       155
                                                    -------
                                                      6,463
                                                    -------
            FINANCIAL SERVICES -- 20.0%
       37   Abbey National PLC...................       555
       *5   Investment Technology Group, Inc. ...       296
      +21   Manulife Financial Corp., ADR........       523
       12   Merrill Lynch & Co., Inc. ...........       507
      @@0   Mitsubishi Tokyo Financial Group,
             Inc. ...............................       164
      @@0   Mizuho Holdings, Inc. ...............       163
        4   Takefuji Corp. ......................       335
       *3   TD Waterhouse Group, Inc. ...........        32
      @@0   UFJ Holdings, Inc. ..................       165
       68   Unicredito Italiano S.p.A. ..........       253
                                                    -------
                                                      2,993
                                                    -------
            INSURANCE -- 32.8%
       15   Ace Ltd. ............................       536
       11   Aegon N.V. ..........................       274
        6   AMBAC Financial Group, Inc. .........       293
        9   American International Group,
             Inc. ...............................       676
       26   Annuity & Life Re (Holdings),
             Ltd. ...............................       607
       24   CGNU PLC.............................       282
       13   Cincinnati Financial Corp. ..........       495
      *21   Clark/Bardes, Inc. ..................       464
       19   Lloyds TSB Group PLC.................       193
        5   Marsh & McLennan Cos., Inc. .........       513
        6   MBIA, Inc. ..........................       295
        9   Reinsurance Group of America,
             Inc. ...............................       290
                                                    -------
                                                      4,918
                                                    -------
            Total common stocks..................   $14,374
                                                    =======
PRINCIPAL                                           MARKET
 AMOUNT                                              VALUE
---------                                           -------
SHORT-TERM SECURITIES -- 6.0%
            REPURCHASE AGREEMENT -- 6.0%
$     895   Joint Repurchase Agreement (See Note
             2(f))
             2.567% due 11/01/01.................   $   895
                                                    -------
            Total short-term securities..........   $   895
                                                    =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $14,983).......    95.9%  $14,374
Total short-term securities (cost
  $895)..................................     6.0       895
                                            -----   -------
Total investment in securities (total
  cost $15,878 ).........................   101.9    15,269
Cash, receivables and other assets.......     2.2       350
Security lending collateral (See note
  2(d))..................................     2.9       439
Payable for securities purchased.........    (4.1)     (621)
Payable for Fund shares redeemed.........    (0.0)       (6)
Security lending collateral payable to
  brokers (See note 2(d))................    (2.9)     (439)
                                            -----   -------
Net assets...............................   100.0%  $14,992
                                            =====   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 1,604 shares
  outstanding...................................   $     2
Paid-in surplus.................................    16,115
Distribution in excess of net investment
  income........................................        (2)
Accumulated undistributed net realized loss on
  investments...................................      (513)
Unrealized depreciation of investments..........      (609)
Unrealized depreciation of forward foreign
  currency contracts (See Note 2(h))@@@.........        (1)
                                                   -------
Net assets......................................   $14,992
                                                   =======

Class A
  Net assets value per share ($9,946 / 1,062
    shares outstanding) (125,000 shares
    authorized)...................................   $9.37
                                                     =====
  Maximum offering price per
    share($9.37 / 94.5%)..........................   $9.91
                                                     =====
Class B
  Net assets value per share ($2,052 / 221 shares
    outstanding)(75,000 shares authorized)........   $9.30
                                                     =====
Class C
  Net assets value per share ($2,053 / 221 shares
    outstanding) (50,000 shares authorized).......   $9.30
                                                     =====
  Maximum offering price per
    share($9.30 / 99.0%)..........................   $9.40
                                                     =====
Class Y
  Net assets value per share ($941 / 100 shares
    outstanding)(50,000 shares authorized)........   $9.41
                                                     =====

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of October 31, 2001 (See
   Note 2(d)).

@@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                -----------
Australian Dollar (Buy)                          $ 6                   $ 6               11/02/01                $   --
Bermudian Dollars (Sell)                          13                    13               11/01/01                    --
Bermudian Dollars (Sell)                           8                     8               11/05/01                    --
Swiss Franc (Buy)                                  5                     5               11/02/01                    --
EURO (Buy)                                        72                    72               11/02/01                    --
EURO (Sell)                                       85                    84               11/05/01                    (1)
British Pounds (Buy)                              82                    82               11/02/01                    --
Japanese Yen (Buy)                                22                    22               11/01/01                    --
Japanese Yen (Buy)                                43                    43               11/02/01                    --
Japanese Yen (Buy)                                27                    27               11/05/01                    --
Swedish Krona (Buy)                                4                     4               11/02/01                    --
                                                                                                                 ------
                                                                                                                 $   (1)
                                                                                                                 ======

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD GLOBAL HEALTH FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 95.0%
            CHEMICALS -- 1.5%
     92     Bayer AG.............................   $  2,707
   *+18     Syngenta AG, ADR.....................        188
                                                    --------
                                                       2,895
                                                    --------
            CONSUMER NON-DURABLES -- 3.6%
     40     Cardinal Health, Inc. ...............      2,651
    114     McKesson Corp. ......................      4,202
                                                    --------
                                                       6,853
                                                    --------
            DRUGS -- 57.1%
    203     Abbott Laboratories..................     10,734
    *32     Alkermes, Inc. ......................        821
     89     American Home Products Corp. ........      4,969
    +58     Amersham PLC, ADR....................      2,535
    221     AstraZeneca PLC, ADR.................      9,969
    +74     Aventis S.A., ADR....................      5,391
   *143     Axys Pharmaceuticals, Inc. ..........        451
     98     Banyu Pharmaceutical Co., Ltd. ......      1,905
    *70     Connetics Corp. .....................        560
     97     Eli Lilly & Co. .....................      7,405
    *28     Forest Laboratories, Inc. ...........      2,068
    183     Fujisawa Pharmaceutical Co., Ltd. ...      4,395
    @16     Fujisawa Pharmaceutical Co., Ltd. ...        384
   *126     Genaera Corp. .......................        508
  *+102     Genzyme Corp. .......................      5,514
    *52     Gilead Sciences, Inc. ...............      3,296
   *281     Immunex Corp. .......................      6,723
  *+122     Medicines Co. (The)..................        858
    133     Novartis AG..........................      4,974
   *126     Oxford Glycosciences PLC.............        867
    371     Pharmacia Corp. .....................     15,049
     66     Roche Holdings AG....................      4,583
   *+48     SangStat Medical Corp. ..............      1,075
    175     Schering-Plough Corp. ...............      6,518
      3     Serono S.A., Class B.................      2,531
    *52     Triangle Pharmaceuticals, Inc. ......        195
    *38     Versicor, Inc. ......................        568
    *94     Vertex Pharmaceuticals, Inc. ........      2,296
   *+60     ViroPharma, Inc. ....................      1,507
                                                    --------
                                                     108,649
                                                    --------
            ELECTRICAL EQUIPMENT -- 2.4%
   *108     Molecular Devices Corp. .............      1,750
    *56     Thermo Electron Corp. ...............      1,173
    *47     Waters Corp. ........................      1,679
                                                    --------
                                                       4,602
                                                    --------
            HEALTH SERVICES -- 5.6%
   *140     Aclara Biosciences, Inc. ............        727
    108     HCA -- The Healthcare Co. ...........      4,295
    *79     IDEXX Laboratories, Inc. ............      1,996
    *62     Tenet Healthcare Corp. ..............      3,581
                                                    --------
                                                      10,599
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            INSURANCE -- 1.5%
     *3     Anthem, Inc. ........................   $    109
   *123     Health Net, Inc. ....................      2,695
                                                    --------
                                                       2,804
                                                    --------
            MACHINERY -- 1.0%
    +96     Pall Corp. ..........................      1,943
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 12.3%
    102     Baxter International, Inc. ..........      4,948
     93     Beckman Coulter, Inc. ...............      3,933
    119     Becton, Dickinson & Co. .............      4,260
    183     Eisai Co., Ltd. .....................      4,679
    494     Gambro AB, B Shares..................      2,881
    @@0     Smith & Nephew PLC...................          0
    *38     St. Jude Medical, Inc. ..............      2,684
                                                    --------
                                                      23,385
                                                    --------
            RESEARCH & TESTING FACILITIES -- 8.7%
  *+215     Amylin Pharmaceuticals, Inc. ........      1,740
    *39     Applera Corp. .......................        926
    *14     Cephalon, Inc. ......................        883
   *211     Ciphergen Biosystems, Inc. ..........        937
   *+54     CV Therapeutics, Inc. ...............      2,142
   *119     Exelixis, Inc. ......................      1,593
  *+110     Gene Logic, Inc. ....................      1,467
     51     Monsanto Co. ........................      1,584
   *229     Orchid Biosciences, Inc. ............        918
   *107     Quintiles Transnational Corp. .......      1,697
  *+105     Regeneron Pharmaceuticals, Inc. .....      2,321
    *55     Telik, Inc. .........................        434
                                                    --------
                                                      16,642
                                                    --------
            RETAIL -- 1.1%
     84     CVS Corp. ...........................      2,000
                                                    --------
            SOFTWARE & SERVICES -- 0.2%
    *83     WebMD Corp. .........................        381
                                                    --------
            Total common stocks..................   $180,753
                                                    ========

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 4.1%
            REPURCHASE AGREEMENT -- 4.1%
 $7,883     Joint Repurchase Agreement
             (See Note 2(f))
             2.567% due 11/01/01.................   $  7,883
                                                    --------
            Total short-term securities..........   $  7,883
                                                    ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

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     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $172,810).....    95.0%  $180,753
Total short-term securities (cost
  $7,883)...............................     4.1      7,883
                                           -----   --------
Total investment in securities
  (total cost $180,693).................    99.1    188,636
Cash, receivables and other assets......     1.0      1,912
Security lending collateral (See note
  2(d)).................................    10.8     20,510
Payable for securities purchased........     0.0        (94)
Payable for Fund shares redeemed........    (0.1)      (210)
Security lending collateral payable to
  brokers (See note 2(d))...............   (10.8)   (20,510)
Other liabilities.......................    (0.0)       (49)
                                           -----   --------
Net assets..............................   100.0%  $190,195
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 14,195 shares
  outstanding..................................   $     14
Paid-in surplus................................    178,900
Accumulated undistributed net realized gain on
  investments..................................      3,339
Unrealized appreciation of investments.........      7,943
Unrealized depreciation of other assets and
  liabilities in foreign currencies............         (1)
                                                  --------
Net assets.....................................   $190,195
                                                  ========

Class A
  Net assets value per share ($98,971 / 7,350
    shares outstanding)(125,000 shares
    authorized)....................................  $13.47
                                                     ======
  Maximum offering price per share
    ($13.47 / 94.5%)...............................  $14.25
                                                     ======
Class B
  Net assets value per share ($42,578 / 3,198
    shares outstanding)(75,000 shares
    authorized)....................................  $13.31
                                                     ======
Class C
  Net assets value per share ($44,306 / 3,327
    shares outstanding)(50,000 shares
    authorized)....................................  $13.32
                                                     ======
  Maximum offering price per share
    ($13.32 / 99.0%)...............................  $13.45
                                                     ======
Class Y
  Net assets value per share ($4,340 / 320 shares
    outstanding)(50,000 shares authorized).........  $13.58
                                                     ======

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of October 31, 2001 (See
   Note 2(d)).

@ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, the market value of these securities amounted to $384 or 0.2% of net assets.

@@ Due to the presentation of the financial statements in thousands, the number of shares and market value round to zero.

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 THE HARTFORD GLOBAL TECHNOLOGY FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 97.7%
            BUSINESS SERVICES -- 2.4%
    *53     Accenture Ltd. ......................   $    935
    *19     Resources Connection, Inc. ..........        430
                                                    --------
                                                       1,365
                                                    --------
            COMMUNICATIONS -- 7.7%
   *160     Corvis Corp. ........................        360
     59     Motorola, Inc. ......................        969
    *46     Network Appliance, Inc. .............        613
     51     Nokia Corp., ADR.....................      1,050
    *15     QUALCOMM, Inc. ......................        752
   *133     Sonus Networks, Inc. ................        560
                                                    --------
                                                       4,304
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 30.9%
   *225     Cisco Systems, Inc. .................      3,799
   *107     Dell Computer Corp. .................      2,563
     72     Hewlett-Packard Co. .................      1,218
     38     International Business Machines
             Corp................................      4,107
    *28     Juniper Networks, Inc. ..............        633
    *32     Lexmark International, Inc. .........      1,450
   *485     Maxtor Corp. ........................      2,378
    *62     SanDisk Corp. .......................        680
    *38     Solectron Corp. .....................        464
                                                    --------
                                                      17,292
                                                    --------
            ELECTRONICS -- 8.2%
   *125     OmniVision Technologies, Inc. .......        382
   *162     SpeedFam-IPEC, Inc. .................        288
    *54     Taiwan Semiconductor Manufacturing
             Co., Ltd., ADR......................        700
     96     Texas Instruments, Inc. .............      2,692
   *+95     United Microelectronics Corp., ADR...        543
                                                    --------
                                                       4,605
                                                    --------
            MACHINERY -- 1.5%
    *61     Ultratech Stepper, Inc. .............        818
                                                    --------
            RETAIL -- 1.2%
    +49     Circuit City Stores Group............        670
                                                    --------
            SOFTWARE & SERVICES -- 41.6%
    *47     Agile Software Corp. ................        448
    *92     AOL Time Warner, Inc. ...............      2,868
    *17     BISYS Group, Inc. (The)..............        858
    *35     Certegy, Inc. .......................      1,000
    *32     CSG Systems International, Inc. .....      1,010
    *17     Electronic Arts, Inc. ...............        895
    *77     Enterasys Networks, Inc. ............        615
     42     First Data Corp. ....................      2,851
   *+34     HPL Technologies, Inc. ..............        405
    *69     i2 Technologies, Inc. ...............        314
    *65     Macromedia, Inc. ....................        972
    *88     Microsoft Corp. .....................      5,135
    *37     Peregrine Systems, Inc. .............        539
   *131     Rational Software Corp. .............      1,719
   *+58     VeriSign, Inc. ......................      2,240
    *89     Verity, Inc. ........................        940
   *102     Vignette Corp. ......................        476
                                                    --------
                                                      23,285
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            TRANSPORTATION -- 4.2%
    *62     Sabre Group Corp. ...................   $  1,619
   *+51     Travelocity.com, Inc. ...............        746
                                                    --------
                                                       2,365
                                                    --------
            Total common stocks..................   $ 54,704
                                                    ========
PRINCIPAL
AMOUNT
---------
 SHORT-TERM SECURITIES -- 2.6%
            REPURCHASE AGREEMENT -- 2.6%
 $1,459     Joint Repurchase Agreement
             (See Note 2(f))
             2.567% due 11/01/01.................   $  1,459
                                                    --------
            Total short-term securities..........   $  1,459
                                                    ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $73,585)......    97.7%  $ 54,704
Total short-term securities (cost
  $1,459)...............................     2.6      1,459
                                           -----   --------
Total investment in securities
  (total cost $75,044)..................   100.3     56,163
Cash, receivables and other assets......     0.5        275
Security lending collateral (See note
  2(d)).................................     5.9      3,329
Payable for securities purchased........    (0.7)      (401)
Payable for Fund shares redeemed........    (0.1)       (68)
Security lending collateral payable to
  brokers (See note 2(d))...............    (5.9)    (3,329)
                                           -----   --------
Net assets..............................   100.0%  $ 55,969
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 14,018 shares
  outstanding..................................   $     14
Paid-in surplus................................    121,369
Accumulated undistributed net realized loss on
  investments..................................    (46,533)
Unrealized depreciation of investments.........    (18,881)
                                                  --------
Net assets.....................................   $ 55,969
                                                  ========

Class A
  Net assets value per share ($24,824 / 6,184 shares
    outstanding)(125,000 shares authorized).........  $4.01
                                                      =====
  Maximum offering price per share ($4.01 / 94.5%)..  $4.25
                                                      =====
Class B
  Net assets value per share ($10,962 / 2,766 shares
    outstanding)(75,000 shares authorized)..........  $3.96
                                                      =====
Class C
  Net assets value per share ($15,581 / 3,929 shares
    outstanding)(50,000 shares authorized)..........  $3.97
                                                      =====
  Maximum offering price per share ($3.97 / 99.0%)..  $4.01
                                                      =====
Class Y
  Net assets value per share ($4,602 / 1,139 shares
    outstanding)(50,000 shares authorized)..........  $4.04
                                                      =====

* Non-income producing during the period.

+ All or a portion of this security was on loan as of October 31, 2001 (See Note
  2(d)).

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
 STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- 91.2%
            AUSTRALIA -- 4.4%
     7      Australian Gas Light Co.
             (Utilities)..........................   $   30
   *25      Australian Pipeline Trust (Metals,
             Minerals & Mining)...................       31
    44      Goodman Fielder Ltd. (Food, Beverage &
             Tobacco).............................       31
    13      Nufarm Ltd. (Chemicals)...............       18
   *23      Transfield Services Ltd. (Business
             Services)............................       26
                                                     ------
                                                        136
                                                     ------
            DENMARK -- 3.0%
     4      Radiometer A/S (Medical Instruments &
             Supplies)............................       95
                                                     ------
            FINLAND -- 1.0%
    *8      Okmetic Oyj (Electronics).............       27
                                                     ------
            FRANCE -- 13.1%
     2      Cegedim S.A. (Business Services)......       66
     1      Cegid (Business Services).............       44
    *7      Dalet (Software & Services)...........        9
    *2      General de Sante (Health Services)....       25
   *@2      General de Sante (Health Services)....       26
     2      LVL Medical S.A. (Medical Instruments
             & Supplies)..........................       35
     2      NRJ Group (Media & Entertainment......       22
     1      Rallye S.A. (Retail)..................       40
     7      Risc Technology Europe (Software &
             Services)............................       47
     1      Societe Virbac S.A. (Medical
             Instruments & Supplies)..............       50
    *2      Wavecom S.A. (Communications).........       46
                                                     ------
                                                        410
                                                     ------
            GERMANY -- 9.8%
     1      AWD Holding AG (Financial Services)...       36
   *31      Ceyoniq AG (Software & Services)......      126
    *2      Evotec Biosystems AG (Research &
             Testing Facilities)..................       17
   *17      MWG-Biotech AG (Medical Instruments &
             Supplies)............................       42
    *9      PSI AG (Software & Services)..........       55
    *3      UMS United Medical Systems
             International AG (Health Services)...       31
                                                     ------
                                                        307
                                                     ------
            HONG KONG -- 5.1%
   346      Sa Sa International Holdings Ltd.
             (Retail).............................       31
    68      Techtronic Industries Co., Ltd.
             (Consumer Durables)..................       22
   *92      TPV Technology Ltd. (Computers &
             Office Equipment)....................       19
   *87      VTech Holdings Ltd. (Electronics).....       36
    26      Yue Yuen Industrial (Holdings) Ltd.
             (Consumer Non-Durables)..............       52
                                                     ------
                                                        160
                                                     ------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
            IRELAND -- 1.2%
    33      Glanbia PLC (Food, Beverage &
             Tobacco).............................   $   39
                                                     ------
            ITALY -- 2.2%
    14      Esaote S.p.A. (Medical Instruments &
             Supplies)............................       40
     8      La Rinascente S.p.A. (Retail).........       29
                                                     ------
                                                         69
                                                     ------
            JAPAN -- 26.0%
     1      Asahi Broadcasting Corp. (Media &
             Entertainment).......................       59
     4      Asia Securities Printing Co., Ltd.
             (Business Services)..................       35
     3      Densei-Lamda K.K. (Electrical
             Equipment)...........................       23
     6      Getz Brothers & Co., Inc. (Medical
             Instruments & Supplies)..............       27
    12      Higo Bank Ltd. (The) (Banks)..........       37
     2      Hutech Norin Co. Ltd.
             (Transportation).....................       26
    10      Kagoshima Bank Ltd. (Banks)...........       37
     9      Kamigumi Co., Ltd. (Transportation)...       37
   *10      Kinki Nippon Tourist Co., Ltd.
             (Transportation).....................       21
     2      Kirin Beverage Corp. (Food, Beverage &
             Tobacco).............................       39
     3      Medca Japan Co. Ltd. (Research &
             Testing Facilities)..................       15
    15      Mitsui-Soko Co., Ltd.
             (Transportation).....................       38
     3      Nagaileben Co., Ltd. (Apparel &
             Textile).............................       71
     7      NIC Corp. (Business Services).........       86
    22      Nissin Corp. (Transportation).........       38
    14      Shinko Securities Co., Ltd. (Financial
             Services)............................       25
     5      Sumida Corp. (Media &
             Entertainment).......................       69
     9      Tokyo Energy & Systems, Inc. (Energy &
             Services)............................       28
     4      Towa Pharmaceutical Co., Ltd.
             (Drugs)..............................       50
     1      USS Co., Ltd. (Retail)................       49
                                                     ------
                                                        810
                                                     ------
            NETHERLANDS -- 5.0%
     2      IHC Caland N.V. (Energy & Services)...       76
    *7      SNT Group N.V. (Business Services)....       55
     1      Volker Wessels Stevin N.V.
             (Construction).......................       25
                                                     ------
                                                        156
                                                     ------
            NEW ZEALAND -- 1.0%
    14      Tower Ltd. (Financial Services).......       30
                                                     ------
            SWEDEN -- 1.2%
     3      Esselte AB, A Shares (Computers &
             Office Equipment)....................       10
     7      Esselte AB, B Shares (Computers &
             Office Equipment)....................       29
                                                     ------
                                                         39
                                                     ------

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- 18.2%
    19      Abbot Group PLC (Energy & Services)...   $   43
    29      Ashtead Group PLC (Financial
             Services)............................       32
    11      Carlton Communications PLC (Media &
             Entertainment).......................       30
    48      Express Dairies PLC (Food, Beverage &
             Tobacco).............................       16
    23      Informa Group PLC (Media &
             Entertainment).......................       54
   *@9      iSOFTt Group PLC (Medical Instruments
             & Supplies)..........................       38
     9      Kelda Group PLC (Utilities)...........       44
   *31      NMT Group PLC (Medical Instruments &
             Supplies)............................        3
  *152      Premier Oil PLC (Energy & Services)...       40
    13      RM PLC (Software & Services)..........       45
    21      Smith (David S.) PLC (Forest & Paper
             Products)............................       42
    10      Spectris PLC (Electronics)............       57
    16      UMECO PLC (Aerospace & Defense).......       38
     8      Volex Group PLC (Electronics).........       32
    38      Whatman PLC (Software & Services).....       55
                                                     ------
                                                        569
                                                     ------
            Total common stocks (cost $3,119).....   $2,847
                                                     ======
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 4.1%
            UNITED STATES OF AMERICA -- 4.1%
  $127      Joint Repurchase Agreement (See Note
             2(f))
             2.567% due 11/01/01..................   $  127
                                                     ------
            Total short-term securities (cost
             $127)................................   $  127
                                                     ======

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $3,246) -- see accompanying portfolio..........   $2,974
Receivable for securities sold...................      132
Receivable for Fund shares sold..................      101
Receivable for dividends and interest............       12
Cash and other assets............................       13
                                                    ------
Total assets.....................................    3,232
                                                    ------
LIABILITIES
Payable for securities purchased.................      110
Payable for Fund shares sold.....................        1
                                                    ------
Total liabilities................................      111
                                                    ------
Net assets.......................................   $3,121
                                                    ======

                                                    MARKET
                                                    VALUE
                                                    ------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 354 shares
  outstanding....................................   $  @@0
Paid-in surplus..................................    3,510
Accumulated undistributed net realized loss on
  investments....................................     (117)
Unrealized depreciation of investments...........     (272)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(h))@@@..........       --
                                                    ------
Net assets.......................................   $3,121
                                                    ======

Class A
  Net assets value per share ($2,156 / 245 shares
    outstanding) (125,000 shares authorized)........  $8.82
                                                      =====
  Maximum offering price per share ($8.82 /94.5%)...  $9.33
                                                      =====
Class B
  Net assets value per share ($275 / 31 shares
    outstanding) (75,000 shares authorized).........  $8.81
                                                      =====
Class C
  Net assets value per share ($425 / 48 shares
    outstanding) (50,000 shares authorized).........  $8.78
                                                      =====
  Maximum offering price per share($8.78 / 99.0%)...  $8.87
                                                      =====
Class Y
  Net assets value per share ($265 / 30 shares
    outstanding) (50,000 shares authorized).........  $8.84
                                                      =====

DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense.......................    1.2%  $   38
Apparel & Textile.........................    2.3       71
Banks.....................................    2.4       74
Business Services.........................   10.0      312
Chemicals.................................    0.6       18
Communications............................    1.5       46
Computers & Office Equipment..............    1.9       58
Construction..............................    0.8       25
Consumer Durables.........................    0.7       22
Consumer Non-Durables.....................    1.7       52
Drugs.....................................    1.6       50
Electrical Equipment......................    0.7       23
Electronics...............................    4.9      152
Energy & Services.........................    6.0      187
Financial Services........................    3.9      123
Food, Beverage & Tobacco..................    4.0      125
Forest & Paper Products...................    1.3       42
Health Services...........................    2.6       82
Media & Entertainment.....................    7.5      234
Medical Instruments & Supplies............   10.6      330
Metals, Minerals & Mining.................    1.0       31
Research & Testing Facilities.............    1.0       32
Retail....................................    4.8      149
Software & Services.......................   10.8      337
Transportation............................    5.0      160
Utilities.................................    2.4       74
                                             ----   ------
         Total common stocks..............   91.2%  $2,847
                                             ====   ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 * Non-income producing during the period.
@ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, the market value of these securities amounted to $64 or 2.1% of net assets.
@@ Due to the presentation of the financial statements in thousands, the market value rounds to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
DESCRIPTION                                  ------------            --------            --------            --------------
-----------
EURO (Sell)                                      $ 1                   $ 1               11/01/01               $    --
EURO (Buy)                                        13                    13               11/02/01                    --
EURO (Sell)                                       26                    26               11/05/01                    --
EURO (Sell)                                        5                     5               11/05/01                    --
EURO (Sell)                                       11                    11               11/06/01                    --
British Pounds (Buy)                              29                    29               11/02/01                    --
British Pounds (Sell)                             42                    42               11/05/01                    --
Hong Kong Dollar (Buy)                            12                    12               11/01/01                    --
Hong Kong Dollar (Buy)                            11                    11               11/02/01                    --
Japanese Yen (Sell)                               13                    13               11/02/01                    --
Japanese Yen (Buy)                                12                    12               11/05/01                    --
                                                                                                                -------
                                                                                                                $    --
                                                                                                                =======

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD SMALL COMPANY FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------
COMMON STOCKS -- 93.6%
            BANKS -- 1.3%
     146    People's Bank.......................   $   3,171
                                                   ---------
            BUSINESS SERVICES -- 3.9%
    *338    Getty Images, Inc. .................       5,268
   *+114    Iron Mountain, Inc. ................       4,456
                                                   ---------
                                                       9,724
                                                   ---------
            COMMUNICATIONS -- 2.4%
    *159    McDATA Corp. .......................       2,496
     *84    Plantronics, Inc. ..................       1,750
     *95    Tekelec.............................       1,818
                                                   ---------
                                                       6,064
                                                   ---------
            COMPUTERS & OFFICE EQUIPMENT -- 0.4%
     *65    Planar Systems, Inc. ...............         938
                                                   ---------
            CONSTRUCTION -- 2.0%
     212    Granite Construction, Inc. .........       5,268
                                                   ---------
            CONSUMER DURABLES -- 2.5%
    *110    Furniture Brands International,
             Inc. ..............................       2,647
      91    Martin Marietta Materials, Inc. ....       3,629
                                                   ---------
                                                       6,276
                                                   ---------
            CONSUMER NON-DURABLES -- 2.4%
    *357    Airgas, Inc. .......................       4,798
     222    Swedish Match AB....................       1,147
                                                   ---------
                                                       5,945
                                                   ---------
            DRUGS -- 4.3%
      11    Alpharma, Inc., Class A.............         316
    *119    ArQule, Inc. .......................       1,098
    *+29    Gilead Sciences, Inc. ..............       1,829
    *101    ImmunoGen, Inc. ....................       1,469
    *+61    NPS Pharmaceuticals, Inc. ..........       2,187
     *64    Orasure Technologies Inc. ..........         664
     *93    Serologicals Corp. .................       1,644
     *64    Vertex Pharmaceuticals, Inc. .......       1,573
                                                   ---------
                                                      10,780
                                                   ---------
            ELECTRONICS -- 10.9%
     114    Aeroflex, Inc. .....................       1,669
   *+415    ASE Test Ltd. ......................       3,411
     *81    Cypress Semiconductor Corp. ........       1,599
    *187    Emcore Corp.........................       2,089
    *+36    Genesis Microchip, Inc. ............       1,672
     *47    International Rectifier Corp. ......       1,656
     *94    Intersil Holding Corp. .............       3,088
    *140    Oak Technology, Inc.................       1,402
    *244    Pericom Semiconductor Corp. ........       3,286
     *47    Plexus Corp. .......................       1,185
    *280    Stratos Lightwave, Inc. ............       1,147
    *202    Virata Corp. .......................       2,416
    *105    Zoran Corp. ........................       2,657
                                                   ---------
                                                      27,277
                                                   ---------
            ENERGY & SERVICES -- 1.2%
     310    Chesapeake Energy Corp. ............       2,249
      28    Patina Oil & Gas Corp. .............         755
                                                   ---------
                                                       3,004
                                                   ---------

                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------
            FINANCIAL SERVICES -- 5.8%
     118    Federated Investors, Inc., Class
             B..................................   $   3,090
     *71    Investment Technology Group,
             Inc. ..............................       4,598
    +100    Legg Mason, Inc. ...................       4,219
     114    Van Der Moolen Holding N.V. ........       2,745
                                                   ---------
                                                      14,652
                                                   ---------
            FOOD, BEVERAGE & TOBACCO -- 1.5%
     216    Bunge Ltd. .........................       3,806
                                                   ---------
            FOREST & PAPER PRODUCTS -- 3.0%
      64    Boise Cascade Corp. ................       1,830
      67    Bowater, Inc. ......................       3,015
    *159    Pactiv Corp. .......................       2,579
                                                   ---------
                                                       7,424
                                                   ---------
            HEALTH SERVICES -- 3.8%
    *122    Aclara Biosciences, Inc. ...........         635
    *245    Magellan Health Services, Inc. .....       2,386
    *+57    Orthodontic Centers of America,
             Inc. ..............................       1,428
     *61    Pharmacyclics, Inc. ................       1,332
    *138    Triad Hospitals, Inc. ..............       3,703
                                                   ---------
                                                       9,484
                                                   ---------
            INSURANCE -- 5.5%
     189    Galligher (Arthur J.) & Co. ........       6,888
   *+260    HealthExtras, Inc. .................       1,516
     *28    Trigon Healthcare, Inc. ............       1,696
   *+157    Willis Group Holdings Ltd. .........       3,647
                                                   ---------
                                                      13,747
                                                   ---------
            MACHINERY -- 1.6%
    *102    Ultratech Stepper, Inc. ............       1,371
     *41    Varian Medical Systems, Inc. .......       2,742
                                                   ---------
                                                       4,113
                                                   ---------
            MEDIA & ENTERTAINMENT -- 5.0%
    *120    Argosy Gaming Co. ..................       3,491
    *200    Cox Radio Inc., Class A ............       4,346
    *359    Entravision Communications Corp. ...       3,801
     105    Pegasus Communications Corp., Class
             A..................................       1,039
                                                   ---------
                                                      12,677
                                                   ---------
            MEDICAL INSTRUMENTS &
             SUPPLIES -- 4.3%
      66    Beckman Coulter, Inc. ..............       2,823
      82    DENTSPLY International, Inc. .......       3,686
     *98    Edwards Life Sciences Corp. ........       2,487
    *+92    Lumenis Ltd. .......................       1,837
                                                   ---------
                                                      10,833
                                                   ---------
            METALS, MINERALS & MINING -- 2.0%
     275    AK Steel Holding Corp. .............       2,503
      41    Ball Corp. .........................       2,515
                                                   ---------
                                                       5,018
                                                   ---------
            REAL ESTATE -- 0.6%
      26    Annaly Mortgage Management, Inc.
             (REIT) ............................         352
      51    Reckson Associates Realty Corp.
             (REIT) ............................       1,162
                                                   ---------
                                                       1,514
                                                   ---------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------
COMMON STOCKS -- (CONTINUED)
            0-RESEARCH & TESTING
             FACILITIES -- 0.6%
     *65    Applera Corp. ......................   $   1,532
                                                   ---------
            RETAIL -- 8.3%
   *+227    Barnes & Noble, Inc. ...............       8,348
     *68    Cheesecake Factory, Inc. (The) .....       1,924
    +130    Circuit City Stores Group...........       1,778
    *132    Electronics Boutique Holdings
             Corp. .............................       4,109
     433    Electronics Boutique PLC............         708
     *99    Hollywood Entertainment Corp. ......       1,597
    *+71    Whole Foods Market, Inc. ...........       2,480
                                                   ---------
                                                      20,944
                                                   ---------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
     *75    Reebok International Ltd. ..........       1,559
                                                   ---------
            SOFTWARE & SERVICES -- 12.0%
  *##710    Acclaim Entertainment, Inc. ........       3,003
    *593    Acclaim Entertainment, Inc. ........       2,785
    *285    Enterasys Networks, Inc. ...........       2,269
    *125    GTECH Holdings Corp. ...............       4,984
    *272    Informatica Corp. ..................       2,524
   *+118    Optimal Robotics Corp. .............       3,481
    *204    SERENA Software, Inc. ..............       3,301
   *+152    SmartForce Public Ltd., Co., ADR....       2,504
    *+94    Stellent, Inc. .....................       1,917
    *+35    THQ, Inc. ..........................       1,728
    *322    Vignette Corp. .....................       1,505
                                                   ---------
                                                      30,001
                                                   ---------
            TRANSPORTATION -- 5.6%
    *114    Arkansas Best Corp. ................       2,689
    *163    Atlantic Coast Airlines Holdings,
             Inc. ..............................       3,055
    *+54    Ryanair Holdings PLC, ADR ..........       2,509
     130    SkyWest, Inc. ......................       2,381
     *76    Swift Transportation Co., Inc. .....       1,289
      93    Werner Enterprises, Inc. ...........       2,007
                                                   ---------
                                                      13,930
                                                   ---------
            UTILITIES -- 2.1%
   *+106    Waste Connections, Inc. ............       3,083
     171    Wellman, Inc. ......................       2,155
                                                   ---------
                                                       5,238
                                                   ---------
            Total common stocks.................   $ 234,919
                                                   =========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 8.8%
            REPURCHASE AGREEMENT -- 8.8%
 $22,036    Joint Repurchase Agreement (See Note
             2(f)) 2.567% due 11/01/01..........   $  22,036
                                                   ---------
            Total short-term securities.........   $  22,036
                                                   =========

                                                   MARKET
                                                    VALUE
                                                  ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $235,842)....    93.6%  $ 234,919
Total short-term securities (cost
  $22,036).............................     8.8      22,036
                                          -----   ---------
Total investment in securities (total
  cost $257,878).......................   102.4     256,955
Cash, receivables and other assets.....     1.8       4,237
Security lending collateral (See note
  2(d))................................    11.5      28,816
Payable for securities purchased.......    (4.1)    (10,179)
Payable for Fund shares redeemed.......    (0.1)       (170)
Security lending collateral payable to
  brokers (See note 2(d))..............   (11.5)    (28,816)
                                          -----   ---------
Net assets.............................   100.0%  $ 250,843
                                          =====   =========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 21,166 shares
  outstanding.................................   $      21
Paid-in surplus...............................     357,647
Accumulated undistributed net investment
  loss........................................          (2)
Accumulated undistributed net realized loss on
  investments.................................    (105,900)
Unrealized depreciation of investments........        (923)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(h))@@@.......           2
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........          (2)
                                                 ---------
Net assets....................................   $ 250,843
                                                 =========

Class A
  Net assets value per share ($116,398 / 9,696
    shares outstanding) (125,000 shares
    authorized)....................................  $12.00
                                                     ======
  Maximum offering price per share
    ($12.00 / 94.5%)...............................  $12.70
                                                     ======
Class B
  Net assets value per share ($49,738 / 4,318
    shares outstanding) (75,000 shares
    authorized)....................................  $11.52
                                                     ======
Class C
  Net assets value per share ($51,234 / 4,443
    shares outstanding) (50,000 shares
    authorized)....................................  $11.53
                                                     ======
  Maximum offering price per share
    ($11.53 / 99.0%)...............................  $11.65
                                                     ======
Class Y
  Net assets value per share ($33,473 / 2,709
    shares outstanding) (50,000 shares
    authorized)....................................  $12.35
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of October 31, 2001 (See Note
  2(d)).

## Restricted Securities (See Note 2(m)).

 THE HARTFORD SMALL COMPANY FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2001

                                                                                                               UNREALIZED
                                                                    CONTRACT             DELIVERY             APPRECIATION
                                           MARKET VALUE              AMOUNT                DATE              (DEPRECIATION)
               DESCRIPTION                 ------------            ----------            --------            --------------
                ---------
British Pounds (Buy)                           $226                   $225               11/01/01               $     1
British Pounds (Buy)                            324                    324               11/02/01                    --
Swedish Krona (Buy)                              13                     13               11/01/01                    --
Swedish Krona (Buy)                              34                     34               11/02/01                    --
Swedish Krona (Buy)                             421                    420               11/05/01                     1
                                                                                                                -------
                                                                                                                $     2
                                                                                                                =======

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION
 STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                      MARKET
 SHARES                                               VALUE
---------                                             ------
COMMON STOCKS -- 87.5%
            BRAZIL -- 1.1%
     2      Aracruz Celulose S.A., ADR (Forest &
             Paper Products).......................   $   37
                                                      ------
            CANADA -- 1.3%
     2      BCE, Inc. (Communications).............       44
                                                      ------
            FINLAND -- 1.6%
     3      Nokia Oyj (Communications).............       54
                                                      ------
            FRANCE -- 12.3%
     1      Altran Technologies S.A. (Business
             Services).............................       64
     3      AXA (Financial Services)...............       59
     1      BNP Paribas S.A. (Banks)...............       75
     1      Bouygues Offshore S.A. (Energy &
             Services).............................       28
     1      Essilor International S.A. (Medical
             Instruments & Supplies)...............       36
   @@0      Technip-Coflexip S.A., ADR (Energy &
             Services).............................       11
    *1      Thomson Multimedia S.A. (Media &
             Entertainment)........................       24
     1      TotalFinaElf S.A., B Shares (Energy &
             Services).............................       98
     1      Vivendi Environment (Utilities)........       31
                                                      ------
                                                         426
                                                      ------
            GERMANY -- 8.4%
     1      Bayerische Hypo-und Vereinsbank AG (HVB
             Group) (Banks)........................       30
     1      Deutsche Bank AG (Banks)...............       55
     3      Deutsche Telekom AG (Communications)...       51
   @@0      Porsche AG (Consumer Durables).........       36
     1      Schering AG (Health Services)..........       36
     2      Siemens AG (Electronics)...............       81
                                                      ------
                                                         289
                                                      ------
            IRELAND -- 3.5%
     7      Bank of Ireland (Banks)................       60
    *1      Ryanair Holdings PLC, ADR
             (Transportation)......................       61
                                                      ------
                                                         121
                                                      ------
            ISRAEL -- 0.7%
    *1      Check Point Software Technologies Ltd.
             (Software & Services).................       24
                                                      ------
            JAPAN -- 10.3%
     1      Kyocera Corp. (Electronics)............       48
     1      Matsumotokiyoshi Co., Ltd. ............       42
     1      Murata Manufacturing Co., Ltd.
             (Electronics).........................       44
   @@0      Nintendo Co., Ltd. (Consumer Non-
             Durables).............................       62
   @@0      NTT DoCoMo, Inc. (Communications)......       27
  *@@0      SKY Perfect Communications, Inc. (Media
             & Entertainment)......................       31

                                                      MARKET
 SHARES                                               VALUE
---------                                             ------
            JAPAN -- (CONTINUED)
     1      SOFTBANK Corp. (Financial Services)....   $   26
     2      Sony Corp. (Electronics)...............       76
                                                      ------
                                                         356
                                                      ------
            NETHERLANDS -- 1.7%
     1      Boskalis Westminster...................       22
    *6      KPNQwest N.V. (Software & Services)....       36
                                                      ------
                                                          58
                                                      ------
            NORWAY -- 2.0%
    *4      Tandberg ASA (Communications)..........       71
                                                      ------
            SOUTH KOREA -- 8.2%
     3      Hyundai Motor Co., Ltd.
             (Transportation)......................       51
    @2      Samsung Electronics Co., Ltd., GDR
             (Electronics).........................      143
    *1      Samsung Securities Co., Ltd. (Financial
             Services).............................       17
     3      SK Telecom Co., Ltd.
             (Communications)......................       72
                                                      ------
                                                         283
                                                      ------
            SPAIN -- 3.3%
    *2      Sogecable S.A. (Media &
             Entertainment)........................       34
    *7      Telefonica S.A. (Communications).......       79
                                                      ------
                                                         113
                                                      ------
            SWEDEN -- 1.4%
     3      Swedish Match AB (Consumer Non-
             Durables).............................       15
     8      Telefonaktiebolaget LM Ericcson, B
             Shares (Communications)...............       33
                                                      ------
                                                          48
                                                      ------
            SWITZERLAND -- 4.5%
     2      Credit Suisse Group (Banks)............       62
   @@0      Nestle S.A. (Food, Beverage &
             Tobacco)..............................       50
     2      Serono S.A., ADR (Drugs)...............       44
                                                      ------
                                                         156
                                                      ------
            UNITED KINGDOM -- 27.2%
    *7      ARM Holdings PLC (Electronics).........       37
     2      AstraZeneca PLC (Drugs)................       99
     4      BP Amoco PLC (Energy & Services).......       32
    10      Capita Group PLC (Business Services)...       64
    11      Chubb PLC (Electronics)................       23
   *24      COLT Telecom Group PLC
             (Communications)......................       42
     1      GlaxoSmithKline PLC (Drugs)............       38
    27      Granada PLC (Media & Entertainment)....       51
    28      Marks & Spencer PLC (Retail)...........      117
     5      Reed International PLC (Media &
             Entertainment)........................       37
    30      Rentokil Initial PLC (Business
             Services).............................      109
     4      Royal Bank of Scotland Group PLC
             (Banks)...............................       84

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                      MARKET
 SHARES                                               VALUE
---------                                             ------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
    13      Smith & Nephew PLC (Medical Instruments
             & Supplies)...........................   $   70
    59      Vodafone AirTouch PLC
             (Communications)......................      135
                                                      ------
                                                         938
                                                      ------
            Total common stocks (cost $3,033)......   $3,018
                                                      ======
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 7.3%
            UNITED STATES OF AMERICA -- 7.3%
  $253      Joint Repurchase Agreement (See Note
             2(f))
             2.567% due 11/01/01...................   $  253
                                                      ------
            Total short-term securities (cost
              $253)................................   $  253
                                                      ======

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $3,286) -- see accompanying portfolio..........   $3,271
Receivable for securities sold...................      160
Receivable for Fund shares sold..................        1
Receivable for dividends and interest............        5
Cash and other assets............................       32
                                                    ------
Total assets.....................................    3,469
                                                    ------
LIABILITIES
Payable for securities purchased.................       18
                                                    ------
Total liabilities................................       18
                                                    ------
Net assets.......................................   $3,451
                                                    ======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 454 shares
  outstanding....................................   $   --
Paid-in surplus..................................    4,294
Accumulated undistributed net investment loss....       (1)
Accumulated undistributed net realized loss on
  investments....................................     (828)
Unrealized depreciation of investments...........      (15)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(h))@@@..........        1
                                                    ------
Net assets.......................................   $3,451
                                                    ======

                                                     MARKET
                                                     VALUE
                                                     ------
Class A
  Net assets value per share ($2,579 / 339 shares
    outstanding) (125,000 shares authorized)........ $ 7.62
                                                     ======
  Maximum offering price per share ($7.62 /
    94.5%).......................................... $ 8.06
                                                     ======
Class B
  Net assets value per share ($327 / 43 shares
    outstanding) (75,000 shares authorized)......... $ 7.59
                                                     ======
Class C
  Net assets value per share ($316 / 42 shares
    outstanding) (50,000 shares authorized)......... $ 7.59
                                                     ======
  Maximum offering price per share ($7.59 /
    99.0%).......................................... $ 7.67
                                                     ======
Class Y
  Net assets value per share ($229 / 30 shares
    outstanding) (50,000 shares authorized)......... $ 7.63
                                                     ======

DIVERSIFICATION BY INDUSTRY:
Banks.....................................   10.7%  $  366
Business Services.........................    6.9      237
Communications............................   17.7      608
Construction..............................    0.6       22
Consumer Durables.........................    1.0       36
Consumer Non-Durables.....................    2.2       77
Drugs.....................................    5.2      181
Electronics...............................   13.2      452
Energy & Services.........................    4.9      169
Financial Services........................    3.0      102
Food, Beverage & Tobacco..................    1.4       50
Forest & Paper Products...................    1.1       37
Health Services...........................    1.0       36
Media & Entertainment.....................    5.1      177
Medical Instruments & Supplies............    3.1      106
Retail....................................    4.6      159
Software & Services.......................    1.7       60
Transportation............................    3.2      112
Utilities.................................    0.9       31
                                             ----   ------
         Total common stocks..............   87.5%  $3,018
                                             ====   ======

  *  Non-income producing during the period.
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October
     31, 2001, the market value of these securities amounted to $143 or 4.1% of net assets.
 @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                -----------
EURO (Sell)                                      $66                   $67               11/02/01               $     1
Japanese Yen (Sell)                               57                    58               11/02/01                    --
                                                                                                                -------
                                                                                                                $     1
                                                                                                                =======

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD CAPITAL APPRECIATION FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 96.0%
            AEROSPACE & DEFENSE -- 1.8%
  +1,740    Raytheon Co. ......................   $   56,105
                                                  ----------
            BANKS -- 3.9%
   1,200    Citigroup, Inc. ...................       54,624
     600    Golden West Financial Corp. .......       29,160
   1,330    Washington Mutual, Inc. ...........       40,144
                                                  ----------
                                                     123,928
                                                  ----------
            BUSINESS SERVICES -- 1.5%
    *900    KPMG Consulting, Inc. .............       11,088
    +800    Manpower, Inc. ....................       22,848
  *1,535    Pegasystems, Inc. .................        6,064
    *408    United Rentals (North America),
             Inc. .............................        7,446
                                                  ----------
                                                      47,446
                                                  ----------
            CHEMICALS -- 0.5%
    *550    Affymetrix, Inc. ..................       16,528
                                                  ----------
            COMMUNICATIONS -- 5.8%
   2,900    AT&T Corp. ........................       44,225
 *+3,000    NTL, Inc. .........................       10,200
  *1,085    Polycom, Inc. .....................       32,534
   1,800    Qwest Communications International,
             Inc. .............................       23,310
    *337    SeaChange International, Inc. .....        8,293
 *+2,000    Sonus Networks, Inc. ..............        8,420
  *4,400    WorldCom, Inc. ....................       59,177
                                                  ----------
                                                     186,159
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.0%
    *400    Cisco Systems, Inc. ...............        6,768
    *278    Ingram Micro, Inc., Class A........        3,562
     611    Minnesota Mining & Manufacturing
             Co. ..............................       63,766
  *3,000    Solectron Corp. ...................       36,900
  *4,790    Western Digital Corp. .............       16,047
                                                  ----------
                                                     127,043
                                                  ----------
            CONSTRUCTION -- 2.5%
     793    Chicago Bridge & Iron Co., N.V. ...       17,248
  +2,753    Foster Wheeler Ltd. ...............       13,904
   2,022    Halliburton Co. ...................       49,911
                                                  ----------
                                                      81,063
                                                  ----------
            CONSUMER NON-DURABLES -- 5.6%
   2,213    Callaway Golf Co. .................       31,621
   1,200    McKesson Corp. ....................       44,388
   *+600    Suiza Foods Corp. .................       35,382
   1,400    Tyco International Ltd. ...........       68,796
                                                  ----------
                                                     180,187
                                                  ----------
            CONSUMER SERVICES -- 1.4%
    *900    Bright Horizons Family Solutions,
             Inc. .............................       22,869
 *+3,492    Service Corp. International........       22,247
                                                  ----------
                                                      45,116
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            DRUGS -- 3.4%
    @162    Fujisawa Pharmaceutical Co.,
             Ltd. .............................   $    3,891
  *1,000    Guilford Pharmaceuticals, Inc. ....       10,860
   1,300    Pharmacia Corp. ...................       52,676
   *+626    Scios, Inc. .......................       14,461
  *1,049    Vertex Pharmaceuticals, Inc. ......       25,701
                                                  ----------
                                                     107,589
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.7%
  *1,000    Molecular Devices Corp. ...........       16,190
    *331    Thermo Electron Corp. .............        6,997
                                                  ----------
                                                      23,187
                                                  ----------
            ELECTRONICS -- 7.6%
  *1,000    Agere Systems, Inc. ...............        4,600
     329    Diebold, Inc. .....................       11,932
   *+142    Emcore Corp. ......................        1,584
   *+300    Flextronics International Ltd. ....        5,970
   1,500    General Electric Co. ..............       54,600
     400    Helix Technology Corp. ............        7,752
    *914    Intersil Holding Corp. ............       29,930
     176    Samsung Electronics Co., Ltd. .....       23,591
 *+1,000    Sanmina Corp. .....................       15,140
    +885    SonyCorp. .........................       33,460
 *10,000    Tawain Semiconductor Manufacturing
             Co., Ltd. ........................       17,668
  *1,066    Titan Corp. (The)..................       27,855
   *+573    Vishay Intertechnology, Inc. ......       10,805
                                                  ----------
                                                     244,887
                                                  ----------
            ENERGY & SERVICES -- 5.0%
     532    Cabot Oil & Gas Corp. .............       12,809
      57    ChevronTexaco Corp. ...............        5,021
     901    Helmerich & Payne, Inc. ...........       27,336
 *+2,057    Newpark Resources, Inc. ...........       12,568
   1,131    Petroleo Brasileiro S.A., ADR......       22,620
    #597    Petroleo Brasileiro S.A., ADR......       11,459
 *+1,152    Pride International, Inc. .........       14,811
   5,106    Sasol Ltd., ADR....................       43,499
     +30    Valero Energy Corp. ...............        1,128
     600    XTO Energy, Inc. ..................       10,800
                                                  ----------
                                                     162,051
                                                  ----------
            FINANCIAL SERVICES -- 1.6%
    +500    Legg Mason, Inc. ..................       21,055
  +1,100    Metris Cos., Inc. .................       17,831
     130    ORIX Corp. ........................       11,375
                                                  ----------
                                                      50,261
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 3.9%
   3,229    Archer-Daniels-Midland Co. ........       44,975
   1,126    Bunge Ltd. ........................       19,838
  +1,700    Coca-Cola Enterprises, Inc. .......       31,195
     610    Philip Morris Cos., Inc. ..........       28,553
                                                  ----------
                                                     124,561
                                                  ----------
            HEALTH SERVICES -- 0.3%
   *+479    Pharmacyclics, Inc. ...............       10,398
                                                  ----------

 THE HARTFORD CAPITAL APPRECIATION FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- 6.0%
   2,260    Ace Ltd. ..........................   $   79,679
     385    American International Group,
             Inc. .............................       30,273
   1,000    Annuity & Life Re (Holdings),
             Ltd. .............................       23,240
     *45    Anthem, Inc. ......................        1,876
   1,348    Aon Corp. .........................       51,278
     125    St. Paul Cos., Inc. (The)..........        5,724
                                                  ----------
                                                     192,070
                                                  ----------
            MACHINERY -- 1.2%
    +950    Deere & Co. .......................       35,155
     129    Harris Corp. ......................        4,432
                                                  ----------
                                                      39,587
                                                  ----------
            MEDIA & ENTERTAINMENT -- 2.9%
   *+585    Bally Total Fitness Holding
             Corp. ............................       10,795
   *+750    Comcast Corp., Class A.............       26,880
  *2,900    Liberty Media Corp., Class A.......       33,901
 *+1,909    Six Flags, Inc. ...................       22,520
                                                  ----------
                                                      94,096
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.4%
   1,000    Becton, Dickinson & Co. ...........       35,800
    *249    Haemonetics Corp. .................        9,479
                                                  ----------
                                                      45,279
                                                  ----------
            METALS, MINERALS & MINING -- 5.2%
   2,359    AK Steel Holding Corp. ............       21,462
    +550    Alcoa, Inc. .......................       17,749
   1,000    Engelhard Corp. ...................       26,180
    +565    Hubbell, Inc., Class B.............       15,444
  *1,530    Joy Global, Inc. ..................       26,699
    +470    LUKoil ADR.........................       21,003
   1,098    Precision Castparts Corp. .........       24,973
*##2,429    Tower Automotive, Inc. ............       13,379
      14    YUKOS, ADR.........................          779
                                                  ----------
                                                     167,668
                                                  ----------
            REAL ESTATE -- 3.0%
    +700    Apartment Investment & Management
             Co., Class A (REIT)...............       29,379
     700    Boston Properties, Inc. (REIT).....       24,745
 *+2,300    Security Capital Group, Inc., Class
             B.................................       43,010
                                                  ----------
                                                      97,134
                                                  ----------
            RESEARCH & TESTING FACILITIES -- 1.5%
 *+1,551    Quintiles Transnational Corp. .....       24,597
 *+1,000    Regeneron Pharmaceuticals, Inc. ...       22,100
    *900    Variagenics, Inc. .................        2,160
                                                  ----------
                                                      48,857
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            RETAIL -- 6.6%
    *514    AnnTaylor Stores Corp. ............   $   11,304
 *+1,248    Barnes & Noble, Inc. ..............       45,871
  *1,250    Borders Group, Inc. ...............       19,488
   *+958    Cheesecake Factory, Inc. (The).....       27,010
    *500    Pathmark Stores, Inc. .............       11,790
  *3,619    PETsMART, Inc. ....................       28,261
 *+3,496    Staples, Inc. .....................       50,975
     537    Target Corp. ......................       16,715
                                                  ----------
                                                     211,414
                                                  ----------
            RUBBER & PLASTICS PRODUCTS -- 0.7%
   1,050    Tupperware Corp. ..................       21,410
                                                  ----------
            SOFTWARE & SERVICES -- 6.9%
  *1,692    AOL Time Warner, Inc. .............       52,801
    *994    Avant! Corp. ......................       10,044
    *584    Cognex Corp. ......................       11,088
 *+3,618    i2 Technologies, Inc. .............       16,498
    *796    Intergraph Corp. ..................        8,516
   *+577    Intuit, Inc. ......................       23,207
  *1,000    Microsoft Corp. ...................       58,150
  *1,347    Rational Software Corp. ...........       17,666
 *+1,619    SeeBeyond Technology Corp. ........        7,899
   *+150    VeriSign, Inc. ....................        5,807
  *1,700    Vignette Corp. ....................        7,956
                                                  ----------
                                                     219,632
                                                  ----------
            TRANSPORTATION -- 8.4%
    *908    Airtran Holdings, Inc. ............        3,433
  +1,434    Brunswick Corp. ...................       25,647
      66    CNF Transportation, Inc. ..........        1,449
     286    CSX Corp. .........................        9,628
   1,644    Delphi Automotive Systems Corp. ...       19,082
   1,130    Delta Air Lines, Inc. .............       25,832
  +1,400    Empresa Brasileira de Aeronautica
             S.A., ADR.........................       24,024
  +1,441    Northrop Grumman Corp. ............      143,988
    *743    Peak International Ltd. ...........        4,272
     339    USFreightways Corp. ...............       10,531
                                                  ----------
                                                     267,886
                                                  ----------
            UTILITIES -- 2.7%
 *+1,089    Calpine Corp. .....................       26,948
  +1,500    CMS Energy Corp. ..................       32,265
   1,110    Waste Management, Inc. ............       27,195
                                                  ----------
                                                      86,408
                                                  ----------
            Total common stocks................   $3,077,950
                                                  ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
CONVERTIBLE PREFERRED STOCKS -- 0.8%
            COMMUNICATIONS -- 0.8%
     @20    Lucent Technologies, Inc. .........   $   22,815
  *##170    Optical Switch Corp., Class B......        3,875
                                                  ----------
            Total convertible preferred
             stocks............................   $   26,690
                                                  ==========
PREFERRED STOCKS -- 0.1%
            ELECTRONICS -- 0.1%
*##1,205    SensAble Technology, Inc. .........   $    4,000
                                                  ----------
            Total preferred stocks.............   $    4,000
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $3,377,623).........................    96.0%  $3,077,950
Total convertible preferred stock
  (cost $28,210)......................     0.8       26,690
Total preferred stocks (cost
  $4,000).............................     0.1        4,000
                                         -----   ----------
Total investment in securities (total
  cost $3,409,833)....................    96.9    3,108,640
Cash, receivables and other assets....     5.7      182,110
Security lending collateral (See note
  2(d))...............................    13.8      443,340
Payable for securities purchased......    (1.7)     (55,146)
Payable for Fund shares redeemed......    (0.1)      (4,023)
Security lending collateral payable to
  brokers (See note 2(d)).............   (13.8)    (443,340)
Other liabilities.....................    (0.8)     (26,283)
                                         -----   ----------
Net assets............................   100.0%  $3,205,298
                                         =====   ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 135,771 shares
  outstanding.................................   $      136
Paid-in surplus...............................    3,618,612
Accumulated undistributed net investment
  income......................................        3,200
Accumulated undistributed net realized loss on
  investments.................................     (115,407)
Unrealized depreciation of investments........     (301,193)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(h))@@@.......           25
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........          (75)
                                                 ----------
Net assets....................................   $3,205,298
                                                 ==========

Class A
  Net assets value per share ($1,585,508 / 65,746
    shares outstanding) (125,000 shares
    authorized)....................................  $24.12
                                                     ======
  Maximum offering price per share
    ($24.12 / 94.5%)...............................  $25.52
                                                     ======
Class B
  Net assets value per share ($876,826 / 38,017
    shares outstanding) (75,000 shares
    authorized)....................................  $23.06
                                                     ======
Class C
  Net assets value per share ($666,372 / 28,926
    shares outstanding) (50,000 shares
    authorized)....................................  $23.04
                                                     ======
  Maximum offering price per share
    ($23.04 / 99.0%)...............................  $23.27
                                                     ======
Class Y
  Net assets value per share ($76,592 / 3,082
    shares outstanding) (50,000 shares
    authorized)....................................  $24.85
                                                     ======

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of October 31, 2001 (See Note 2(d)).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October
     31, 2001, the market value of these securities amounted to $26,706 or 0.8% of net assets.
  #  This ADR issue represents preference shares.
 ##  Restricted Securities (See Note 2(m)).

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                -----------
Japanese Yen (Sell)                             $3,818                $3,836             11/02/01                $   18
Japanese Yen (Sell)                              4,041                 4,051             11/05/01                    10
Japanese Yen (Sell)                              4,398                 4,395             11/05/01                    (3)
                                                                                                                 ------
                                                                                                                 $   25
                                                                                                                 ======

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD MIDCAP FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 94.1%
            BANKS -- 4.4%
     231    M&T Bank Corp. ....................   $   15,137
      40    Pacific Century Financial Corp. ...          937
     277    State Street Corp. ................       12,619
    +755    UnionBanCal Corp. .................       25,223
                                                  ----------
                                                      53,916
                                                  ----------
            BUSINESS SERVICES -- 4.2%
   *+228    Iron Mountain, Inc. ...............        8,886
   *+394    Lamar Advertising Co., Class A.....       12,381
    +667    Manpower, Inc. ....................       19,055
    *543    Robert Half International, Inc. ...       11,192
                                                  ----------
                                                      51,514
                                                  ----------
            CHEMICALS -- 0.7%
     258    Rohm & Haas Co. ...................        8,368
                                                  ----------
            COMMUNICATIONS -- 1.0%
 *+1,159    American Tower Corp., Class A......       12,767
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --2.4%
   *+789    Handspring, Inc. ..................        1,547
  *1,334    Solectron Corp. ...................       16,407
   *+235    Synopsys, Inc. ....................       11,064
                                                  ----------
                                                      29,018
                                                  ----------
            CONSUMER DURABLES -- 1.1%
     367    Herman Miller, Inc. ...............        7,754
    +215    Newell Rubbermaid, Inc. ...........        5,945
                                                  ----------
                                                      13,699
                                                  ----------
            CONSUMER NON-DURABLES -- 4.3%
  *1,642    Mattel, Inc. ......................       31,077
     590    McKesson Corp. ....................       21,828
                                                  ----------
                                                      52,905
                                                  ----------
            CONSUMER SERVICES -- 0.5%
     151    Cintas Corp. ......................        6,107
                                                  ----------
            DRUGS -- 2.7%
    *121    Genzyme Corp. .....................        6,539
   *+240    Gilead Sciences, Inc. .............       15,102
    *417    Immunex Corp. .....................        9,950
     *27    Vertex Pharmaceuticals, Inc. ......          662
                                                  ----------
                                                      32,253
                                                  ----------
            ELECTRICAL EQUIPMENT -- 4.8%
     638    PerkinElmer, Inc. .................       17,158
     325    Tektronix, Inc. ...................        6,395
    *846    Teradyne, Inc. ....................       19,505
    *430    Waters Corp. ......................       15,264
                                                  ----------
                                                      58,322
                                                  ----------
            ELECTRONICS -- 6.1%
    *698    Cypress Semiconductor Corp. .......       13,784
    *413    International Rectifier Corp. .....       14,507
   *+968    Lattice Semiconductor Corp. .......       16,945
  *1,080    Sanmina Corp. .....................       16,348
   *+700    Vishay Intertechnology, Inc. ......       13,215
                                                  ----------
                                                      74,799
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ENERGY & SERVICES -- 6.3%
    *341    BJ Services Co. ...................   $    8,719
     258    EOG Resources, Inc. ...............        9,140
    *106    Nabors Industries, Inc. ...........        3,268
    *757    Noble Drilling Corp. ..............       23,136
    *420    Rowan Cos., Inc. ..................        7,090
    *967    Varco International, Inc. .........       14,498
   *+301    Weatherford International, Inc. ...       10,313
                                                  ----------
                                                      76,164
                                                  ----------
            EXCHANGE TRADED FUNDS -- 4.1%
    +602    Midcap SPDR Trust Series 1.........       49,731
                                                  ----------
            FINANCIAL SERVICES -- 5.8%
    +293    Bear Stearns Cos., Inc. (The)......       15,795
    *278    Investment Technology Group,
             Inc. .............................       17,880
    +550    Legg Mason, Inc. ..................       23,162
     544    Waddell & Reed Financial, Inc.,
             Class A...........................       13,854
                                                  ----------
                                                      70,691
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 3.8%
     470    Kellogg Co. .......................       14,326
     356    Pepsi Bottling Group, Inc. ........       16,528
    +465    Ralston Purina Co. ................       15,260
                                                  ----------
                                                      46,114
                                                  ----------
            FOREST & PAPER PRODUCTS -- 2.4%
  +1,433    Abitibi-Consolidated, Inc. ........        8,796
    +453    Bowater, Inc. .....................       20,276
                                                  ----------
                                                      29,072
                                                  ----------
            HEALTH SERVICES -- 1.6%
   *+987    Health Management Associates, Inc.,
             Class A ..........................       19,244
                                                  ----------
            INSURANCE -- 4.1%
     853    Ace Ltd. ..........................       30,066
     127    AMBAC Financial Group, Inc. .......        6,106
    *109    Anthem, Inc. ......................        4,552
     207    MBIA, Inc. ........................        9,532
                                                  ----------
                                                      50,256
                                                  ----------
            MACHINERY -- 4.2%
    *165    American Standard Cos., Inc. ......        9,565
     467    Ingersoll-Rand Co. ................       17,404
    *434    Lam Research Corp. ................        8,225
     440    Parker-Hannifin Corp. .............       15,778
                                                  ----------
                                                      50,972
                                                  ----------
            MEDIA & ENTERTAINMENT -- 1.8%
     180    Scripps (E.W.) Co. (The), Class
             A.................................       11,107
    *594    USA Networks, Inc. ................       10,952
                                                  ----------
                                                      22,059
                                                  ----------
            MEDICAL INSTRUMENTS &
             SUPPLIES -- 2.8%
     205    Beckman Coulter, Inc. .............        8,702
    +632    Becton, Dickinson & Co. ...........       22,615
     *40    St. Jude Medical, Inc. ............        2,840
                                                  ----------
                                                      34,157
                                                  ----------

The accompanying notes are an integral part of this financial statement.

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     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 1.4%
     355    Lockheed Martin Corp. .............   $   17,323
                                                  ----------
            RESEARCH & TESTING
             FACILITIES -- 2.0%
    *291    Applera Corp. .....................        6,836
    *178    Quest Diagnostics, Inc. ...........       11,611
   *+224    Regeneron Pharmaceuticals, Inc. ...        4,944
                                                  ----------
                                                      23,391
                                                  ----------
            RETAIL -- 4.5%
    *153    Bed Bath & Beyond, Inc. ...........        3,844
     384    Dollar General Corp. ..............        5,487
    *490    Dollar Tree Stores, Inc. ..........       11,017
 *+1,236    Staples, Inc. .....................       18,024
   *+631    Williams-Sonoma, Inc. .............       16,336
                                                  ----------
                                                      54,708
                                                  ----------
            RUBBER & PLASTICS PRODUCTS -- 3.1%
     314    NIKE, Inc., Class B................       15,504
   *+550    Sealed Air Corp. ..................       22,026
                                                  ----------
                                                      37,530
                                                  ----------
            SOFTWARE & SERVICES -- 7.0%
    *866    Cadence Design Systems, Inc. ......       18,316
 *+1,110    E*TRADE Group, Inc. ...............        7,249
 *+1,246    Gartner Group, Inc., Class A.......       11,324
    *790    Intuit, Inc. ......................       31,766
   *+693    Rational Software Corp. ...........        9,088
  *1,632    WebMD Corp. .......................        7,492
                                                  ----------
                                                      85,235
                                                  ----------
            TRANSPORTATION -- 4.1%
     791    Delphi Automotive Systems Corp. ...        9,179
     153    Northrop Grumman Corp. ............       15,292
   *+227    Ryanair Holdings PLC, ADR..........       10,596
     895    Southwest Airlines Co. ............       14,237
                                                  ----------
                                                      49,304
                                                  ----------
            UTILITIES -- 2.9%
    +733    DPL, Inc. .........................       16,854
    +562    KeySpan Corp. .....................       18,641
                                                  ----------
                                                      35,495
                                                  ----------
            Total common stocks................   $1,145,114
                                                  ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 6.2%
            REPURCHASE AGREEMENT -- 6.2%
 $75,491    Joint Repurchase Agreement (See
             Note 2(f)) 2.567% due 11/01/01....   $   75,491
                                                  ----------
            Total short-term securities........   $   75,491
                                                  ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,205,250).........................    94.1%  $1,145,114
Total short term securities (cost
  $75,491)............................     6.2       75,491
                                         -----   ----------
Total investment in securities (total
  cost 1,280,741).....................   100.3    1,220,605
Cash, receivables and other assets....     0.3        4,886
Security lending collateral (See Note
  2(d))...............................    16.2      197,730
Payable for securities purchased......    (0.5)      (6,556)
Payable for Fund shares redeemed......    (0.1)      (1,443)
Security lending collateral payable to
  brokers (See Note 2(d)).............   (16.2)    (197,730)
Other liabilities.....................    (0.0)        (575)
                                         -----   ----------
Net assets............................   100.0%  $1,216,917
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 74,419 shares
  outstanding.................................   $       74
Paid-in surplus...............................    1,386,015
Accumulated undistributed net realized loss on
  investments.................................     (109,036)
Unrealized depreciation of investments........      (60,136)
                                                 ----------
Net assets....................................   $1,216,917
                                                 ==========

Class A
  Net assets value per share ($612,750 / 36,990
    shares outstanding) (125,000 shares
    authorized)....................................  $16.57
                                                     ======
  Maximum offering price per
    share($16.57 / 94.5%)..........................  $17.53
                                                     ======
Class B
  Net assets value per share ($265,683 / 16,533
    shares outstanding) (75,000 shares
    authorized)....................................  $16.07
                                                     ======
Class C
  Net assets value per share ($285,908 / 17,783
    shares outstanding) (50,000 shares
    authorized)....................................  $16.08
                                                     ======
  Maximum offering price per share
    ($16.08 / 99.0%)...............................  $16.24
                                                     ======
Class Y
  Net assets value per share ($52,576 / 3,113
    shares outstanding) (50,000 shares
    authorized)....................................  $16.89
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of October 31, 2001 (See Note
  2(d)).

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 THE HARTFORD MIDCAP VALUE FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- 94.2%
            BANKS -- 8.5%
      19    Charter One Financial, Inc. ..........   $   509
       5    Golden West Financial Corp. ..........       224
      31    Hibernia Corp., Class A...............       465
      15    Pacific Century Financial Corp. ......       338
      35    UnionBanCal Corp. ....................     1,181
      31    Webster Financial Corp. ..............       941
                                                     -------
                                                       3,658
                                                     -------
            BUSINESS SERVICES -- 4.2%
     *53    KPMG Consulting, Inc. ................       652
     *17    Rent-A-Center, Inc. ..................       463
     *33    United Rentals (North America)........       593
     *97    UnitedGlobalCom, Inc., Class A........       127
                                                     -------
                                                       1,835
                                                     -------
            CHEMICALS -- 1.9%
       7    Air Products & Chemicals, Inc. .......       264
      16    Cambrex Corp. ........................       577
                                                     -------
                                                         841
                                                     -------
            COMMUNICATIONS -- 0.5%
    *263    McLeodUSA, Inc., Class A..............       197
                                                     -------
            COMPUTERS & OFFICE EQUIPMENT -- 1.3%
     *44    Cirrus Logic, Inc. ...................       487
     *28    Western Digital Corp. ................        94
                                                     -------
                                                         581
                                                     -------
            CONSTRUCTION -- 3.3%
      31    Granite Construction, Inc. ...........       759
     *21    Toll Brothers, Inc. ..................       657
                                                     -------
                                                       1,416
                                                     -------
            CONSUMER DURABLES -- 5.8%
     *38    Arrow Electronics, Inc. ..............       929
       7    BorgWarner Automotive, Inc. ..........       303
     *42    Dal-Tile International, Inc. .........       673
      17    Lafarge North America, Inc. ..........       596
                                                     -------
                                                       2,501
                                                     -------
            CONSUMER NON-DURABLES -- 4.8%
      29    Callaway Golf Co. ....................       410
     *19    Suiza Foods Corp. ....................     1,144
     *19    United Stationers, Inc. ..............       522
                                                     -------
                                                       2,076
                                                     -------
            CONSUMER SERVICES -- 1.6%
      21    Harman International Industries.......       684
                                                     -------
            ELECTRICAL EQUIPMENT -- 1.4%
       2    Eaton Corp. ..........................        98
     *22    Teradyne, Inc. .......................       516
                                                     -------
                                                         614
                                                     -------
            ELECTRONICS -- 1.7%
     *69    General Semiconductor, Inc. ..........       730
                                                     -------
            ENERGY & SERVICES -- 7.1%
      12    Alberta Energy Co., Ltd. .............       462
       5    Ashland, Inc. ........................       201

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
            ENERGY & SERVICES -- (CONTINUED)
      10    Devon Energy Corp. ...................   $   364
      11    IHC Caland N.V. ......................       531
     *23    Noble Drilling Corp. .................       687
      19    PanCanadian Energy Corp. .............       521
       9    Unocal Corp. .........................       283
                                                     -------
                                                       3,049
                                                     -------
            FINANCIAL SERVICES -- 3.5%
      20    Golden State Bancorp, Inc. ...........       510
      14    Legg Mason, Inc. .....................       573
      26    Metris Cos., Inc. ....................       413
                                                     -------
                                                       1,496
                                                     -------
            FOOD, BEVERAGE & TOBACCO -- 4.2%
      28    Bunge Ltd. ...........................       497
     *20    Constellation Brands, Inc. ...........       813
      31    Sensient Technologies Corp. ..........       499
                                                     -------
                                                       1,809
                                                     -------
            FOREST & PAPER PRODUCTS -- 3.0%
      73    Abitibi-Consolidated, Inc. ...........       449
     *16    Packaging Corp. of America............       281
     *36    Pactiv Corp. .........................       585
                                                     -------
                                                       1,315
                                                     -------
            INSURANCE -- 9.7%
      29    Ace Ltd. .............................     1,005
      21    AMBAC Financial Group, Inc. ..........       989
      *1    Anthem, Inc. .........................        25
     *21    Health Net, Inc. .....................       454
     *23    Oxford Health Plans, Inc. ............       542
      38    Reinsurance Group of America..........     1,187
                                                     -------
                                                       4,202
                                                     -------
            MACHINERY -- 2.2%
     *39    Axcelis Technologies, Inc. ...........       505
      14    Black & Decker Corp. .................       460
                                                     -------
                                                         965
                                                     -------
            MEDIA & ENTERTAINMENT -- 4.9%
     *52    Adelphia Communications Corp.,
             Class A..............................     1,149
     *29    Bally Total Fitness Holding Corp. ....       541
     *36    Six Flags, Inc. ......................       422
                                                     -------
                                                       2,112
                                                     -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
      11    DENTSPLY International, Inc. .........       499
                                                     -------
            METALS, MINERALS & MINING -- 2.8%
      34    Engelhard Corp. ......................       890
     *38    Grupo IMSA S.A. de C.V., ADR..........       306
                                                     -------
                                                       1,196
                                                     -------
            REAL ESTATE -- 2.9%
      22    Liberty Property Trust (REIT).........       595
      28    Reckson Associates Realty Corp.
             (REIT)...............................       649
                                                     -------
                                                       1,244
                                                     -------

The accompanying notes are an integral part of this financial statement.

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
                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 4.3%
      *6    Ann Taylor Stores Corp. ..............   $   141
      28    Dollar General Corp. .................       397
     *50    Staples, Inc. ........................       732
      18    TJX Cos., Inc. (The)..................       592
                                                     -------
                                                       1,862
                                                     -------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
       5    Compagnie Generale des Etablissements
             Michelin, Class B....................       142
                                                     -------
            SOFTWARE & SERVICES -- 2.0%
     *38    Parametric Technology Corp. ..........       266
    *141    SONICblue, Inc. ......................       149
     *32    Sybase, Inc. .........................       432
                                                     -------
                                                         847
                                                     -------
            TRANSPORTATION -- 4.5%
      17    Canadian National Railway Co. ........       673
     *19    Continental Airlines, Inc., Class B...       331
      12    ITT Industries, Inc. .................       577
      12    Textron, Inc. ........................       383
                                                     -------
                                                       1,964
                                                     -------
            UTILITIES -- 6.6%
      10    CMS Energy Corp. .....................       215
      34    FirstEnergy Corp. ....................     1,175
      12    FPL Group, Inc. ......................       621
     *51    Republic Services, Inc. ..............       839
                                                     -------
                                                       2,850
                                                     -------
            Total common stocks...................   $40,685
                                                     =======
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 5.2%
            REPURCHASE AGREEMENT -- 5.2%
 $ 2,264    Joint Repurchase Agreement
             (See Note 2(f))
             2.567% due 11/01/01..................   $ 2,264
                                                     -------
            Total short-term securities...........   $ 2,264
                                                     =======

                                                    MARKET
                                                     VALUE
                                                    -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $44,405).......    94.2%  $40,685
Total short-term securities (cost
  $2,264)................................     5.2     2,264
                                            -----   -------
Total investment in securities (total
  cost $46,669)..........................    99.4    42,949
Cash, receivables and other assets.......     3.2     1,384
Payable for securities purchased.........    (2.4)   (1,052)
Payable for Fund shares redeemed.........    (0.2)      (71)
Other liabilities........................    (0.0)      (10)
                                            -----   -------
Net assets...............................   100.0%  $43,200
                                            =====   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 5,100 shares
  outstanding...................................   $     5
Paid-in surplus.................................    47,578
Accumulated undistributed net realized loss on
  investments...................................      (663)
Unrealized depreciation of investments..........    (3,720)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(h))@@@.........        --
                                                   -------
Net assets......................................   $43,200
                                                   =======

Class A
  Net assets value per share ($26,812 / 3,162 shares
    outstanding) (125,000 shares authorized)........  $8.48
                                                      =====
  Maximum offering price per share ($8.48 /94.5%)...  $8.97
                                                      =====
Class B
  Net assets value per share ($7,158 / 847 shares
    outstanding) (75,000 shares authorized).........  $8.46
                                                      =====
Class C
  Net assets value per share ($8,975 / 1,061 shares
    outstanding) (50,000 shares authorized).........  $8.46
                                                      =====
  Maximum offering price per share ($8.46 /99.0%)...  $8.54
                                                      =====
Class Y
  Net assets value per share ($255 / 30 shares
    outstanding) (50,000 shares authorized).........  $8.50
                                                      =====

* Non-income producing during the period.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                 ---------
Canadian Dollar (Buy)                            $ 5                   $ 5               11/02/01               $    --
Canadian Dollar (Buy)                              8                     8               11/05/01                    --
EURO (Buy)                                         5                     5               11/02/01                    --
EURO (Buy)                                        10                    10               11/05/01                    --
                                                                                                                -------
                                                                                                                $    --
                                                                                                                =======

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 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
 STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 92.7%
            AUSTRALIA -- 0.9%
     127    Australia and New Zealand Banking
             Group Ltd. (Banks)..................   $  1,146
                                                    --------
            BRAZIL -- 0.8%
     +39    Telecomunicacoes Brasileiras S.A.,
             ADR (Communications)................      1,000
                                                    --------
            CANADA -- 0.8%
      59    Abitibi-Consolidated, Inc. (Forest &
             Paper Products).....................        358
      14    Alcan, Inc., Canada (Metals, Minerals
             & Mining)...........................        427
       6    Alcan, Inc. (Metals, Minerals &
             Mining).............................        186
                                                    --------
                                                         971
                                                    --------
            CHINA -- 0.9%
    *389    China Mobile (Hong Kong) Ltd.
             (Communications)....................      1,179
                                                    --------
            FINLAND -- 2.1%
      73    Nokia Oyj (Communications)...........      1,530
      86    Sonera Oyj (Communications)..........        487
      18    UPM-Kymmene Oyj (Forest & Paper
             Products)...........................        578
                                                    --------
                                                       2,595
                                                    --------
            FRANCE -- 12.7%
      66    Alcatel S.A. (Communications)........        997
      17    Aventis S.A. (Drugs).................      1,271
      60    AXA (Financial Services).............      1,311
      23    BNP Paribas S.A. (Banks).............      1,894
       3    Cap Gemini S.A. (Software &
             Services)...........................        175
      36    Carrefour S.A. (Retail)..............      1,848
      29    CNP Assurances (Financial
             Services)...........................        890
      14    L'Oreal S.A. (Consumer
             Non-Durables).......................        940
    *@86    Orange S.A. (Communications).........        700
      13    Pechiney S.A., A Shares (Metals,
             Minerals & Mining)..................        593
      31    Suez S.A. (Energy & Services)........        975
      21    TotalFinaElf S.A., B Shares (Energy &
             Services)...........................      3,005
      10    Vivendi Environment (Utilities)......        391
      26    Vivendi Universal S.A. (Media &
             Entertainment)......................      1,211
                                                    --------
                                                      16,201
                                                    --------
            GERMANY -- 6.7%
      25    Adidas-Salomon AG (Apparel &
             Textile)............................      1,417
      33    Bayer AG (Chemicals).................        954
      24    Bayerische Hypo- und Vereinsbank AG
             (HVB Group) (Banks).................        722
      12    Deutsche Bank AG (Banks).............        676
      47    Deutsche Telekom AG
             (Communications)....................        718
     +31    Deutsche Telekom AG, ADR
             (Communications)....................        481
      35    RWE AG (Utilities)...................      1,356

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            GERMANY -- (CONTINUED)
     +20    SAP AG, ADR (Software & Services)....   $    517
      21    Siemens AG (Electronics).............        981
      75    ThyssenKrupp AG (Metals, Minerals &
             Mining).............................        803
                                                    --------
                                                       8,625
                                                    --------
            HONG KONG -- 1.6%
      77    Cheung Kong (Holdings) Ltd. (Real
             Estate).............................        652
     557    New World Development Co., Ltd.
             (Real Estate).......................        382
     154    Sun Hung Kai Properties Ltd. (Real
             Estate).............................        944
                                                    --------
                                                       1,978
                                                    --------
            IRELAND -- 2.6%
     147    Allied Irish Banks PLC (Banks).......      1,422
      46    CRH PLC (Metals, Minerals &
             Mining).............................        711
     *96    Ryanair Holdings PLC
             (Transportation)....................        887
     198    Smurfit (Jefferson) Group PLC (Forest
             & Paper Products)...................        393
                                                    --------
                                                       3,413
                                                    --------
            ISRAEL -- 0.4%
     *19    Check Point Software Technologies
             Ltd. (Software & Services)..........        555
                                                    --------
            ITALY -- 2.5%
      90    Alleanza Assicurazioni (Insurance)...        929
    +357    Banca Monte dei Paschi di Siena
             S.p.A. (Banks)......................        874
     104    ENI S.p.A. (Energy & Services).......      1,301
                                                    --------
                                                       3,104
                                                    --------
            JAPAN -- 13.3%
      64    Banyu Pharmaceutical Co., Ltd.
             (Drugs).............................      1,244
      18    Canon, Inc. (Computers & Office
             Equipment)..........................        524
      31    Eisai Co., Ltd. (Medical Instruments
             & Supplies).........................        793
      40    Fuji Photo Film Co., Ltd. (Consumer
             Non-Durables).......................      1,320
      @6    Fujisawa Pharmaceutical Co., Ltd.
             (Drugs).............................        144
      27    Hoya Corp. (Medical Instruments &
             Supplies)...........................      1,612
     @@0    Japan Tobacco, Inc. (Food, Beverage &
             Tobacco)............................        784
      16    Kyocera Corp. (Electronics)..........      1,082
     @@0    Mizuho Holdings, Inc. (Financial
             Services)...........................        248
      81    NEC Corp. (Electronics)..............        735
     *63    Nikko Cordial Corp. (Financial
             Services)...........................        340
       5    Nintendo Co., Ltd. (Consumer Non-
             Durables)...........................        817
     @@0    Nippon Telegraph & Telephone Corp.
             (Communications)....................        362

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)
     @@0    NTT DoCoMo, Inc. (Communications)....   $    542
      21    Promise Co., Ltd. (Financial
             Services)...........................      1,333
       4    Rohm Co., Ltd. (Electronics).........        426
     152    Sapporo Breweries Ltd. (Food,
             Beverage & Tobacco).................        457
      *1    SKY Perfect Communications, Inc.
             (Media & Entertainment).............        637
      36    Sony Corp. (Electronics).............      1,358
      41    Sumitomo Mitsui Banking Corp.
             (Banks).............................        254
      79    Tokyo Style Co., Ltd. (Apparel &
             Textile)............................        730
      26    Toyota Motor Corp.
             (Transportation)....................        633
     @@0    UFJ Holdings, Inc. (Banks)...........        424
                                                    --------
                                                      16,799
                                                    --------
            NETHERLANDS -- 8.7%
      72    Aegon N.V. (Insurance)...............      1,809
      36    Akzo Nobel N.V. (Chemicals)..........      1,465
      49    Fortis Netherlands N.V. (Financial
             Services)...........................      1,162
      22    Heineken N.V. (Food, Beverage &
             Tobacco)............................        806
      51    Koninklijke (Royal) Philips
             Electronics N.V. (Electronics)......      1,168
      40    Royal Dutch Petroleum Co. (Energy &
             Services)...........................      2,030
      13    Royal Dutch Petroleum Co., NY Shares
             (Energy & Services).................        636
      14    Schlumberger Ltd. (Energy &
             Services)...........................        654
      64    TPG N.V. (Consumer Services).........      1,242
                                                    --------
                                                      10,972
                                                    --------
            SINGAPORE -- 0.7%
     166    United Overseas Banks Ltd. (Banks)...        928
                                                    --------
            SOUTH AFRICA -- 0.3%
      11    AngloGold Ltd. (Metals, Minerals &
             Mining).............................        371
                                                    --------
            SOUTH KOREA -- 3.4%
      75    Korea Electric Power Corp.
             (Utilities).........................      1,175
       9    Korea Electric Power Corp., ADR
             (Utilities).........................         78
      56    Korea Telecom Corp., ADR
             (Communications)....................      1,161
       8    PoHang Iron & Steel Co., Ltd.
             (Metals, Minerals & Mining).........        578
       7    Samsung Electronics Co., Ltd.
             (Electronics).......................        922
       2    SK Telecom Co., Ltd.
             (Communications)....................        449
                                                    --------
                                                       4,363
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            SPAIN -- 3.7%
      29    Banco Popular Espanol S.A. (Banks)...   $    971
      41    Endesa S.A., ADR (Utilities).........        626
     *55    Industria de Diseno Textil S.A.
             (Apparel & Textile).................      1,031
     *33    Telefonica S.A. (Communications).....        401
      45    Telefonica S.A., ADR
             (Communications)....................      1,600
                                                    --------
                                                       4,629
                                                    --------
            SWEDEN -- 2.8%
      72    ForeningsSparbanken AB (Banks).......        725
     117    Gambro AB, A Shares (Medical
             Instruments & Supplies).............        683
      79    Hennes & Mauritz AB, B Shares
             (Retail)............................      1,378
     167    Telefonaktiebolaget LM Ericcson, B
             Shares (Communications).............        725
                                                    --------
                                                       3,511
                                                    --------
            SWITZERLAND -- 6.0%
      33    Credit Suisse Group (Banks)..........      1,192
       8    Nestle S.A. (Food, Beverage &
             Tobacco)............................      1,619
      75    Novartis AG (Drugs)..................      2,814
      17    Roche Holdings AG (Drugs)............      1,156
       1    Serono S.A., Class B (Drugs).........        788
                                                    --------
                                                       7,569
                                                    --------
            TAIWAN -- 2.4%
   1,035    Chinatrust Commercian Bank (Banks)...        525
     505    Compal Electronics, Inc. (Computers &
             Office Equipment)...................        402
     195    Quanta Computers, Inc. (Computers &
             Office Equipment)...................        418
  *1,980    United Microelectronics Corp.
             (Electronics).......................      1,629
                                                    --------
                                                       2,974
                                                    --------
            UNITED KINGDOM -- 19.4%
      68    AstraZeneca PLC (Drugs)..............      3,069
     214    BAE Systems PLC (Aerospace &
             Defense)............................      1,036
      23    Barclays PLC (Banks).................        691
     233    British Airways PLC
             (Transportation)....................        507
     *38    British Sky Broadcasting Group PLC
             (Media & Entertainment).............        430
     166    British Telecommunications PLC
             (Communications)....................        837
      52    CGNU PLC (Insurance).................        616
    *266    COLT Telecom Group PLC
             (Communications)....................        456
     100    Compass Group PLC (Food, Beverage &
             Tobacco)............................        722
       9    GlaxoSmithKline PLC (Drugs)..........        229
      18    GlaxoSmithKline PLC, ADR (Drugs).....        983
     928    Granada PLC (Media &
             Entertainment)......................      1,748
     115    Imperial Chemical Industries PLC
             (Chemicals).........................        541
     103    Lloyds TSB Group PLC (Insurance).....      1,038
     457    Marks & Spencer PLC (Retail).........      1,912

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
      67    Pearson PLC (Media &
             Entertainment)......................   $    808
      81    Reckitt & Benckiser PLC (Consumer
             Non-Durables).......................      1,138
     143    Reed International PLC (Media &
             Entertainment)......................      1,168
     579    Rentokil Initial PLC (Business
             Services)...........................      2,080
      69    Royal Bank of Scotland Group PLC
             (Banks).............................      1,648
      68    Standard Chartered PLC (Banks).......        684
     992    Vodafone Group PLC
             (Communications)....................      2,294
                                                    --------
                                                      24,635
                                                    --------
            Total common stocks (cost
             $133,624)...........................   $117,518
                                                    ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 3.9%
            UNITED STATES OF AMERICA -- 3.9%
$  4,993    Joint Repurchase Agreement
             (See Note 2(f))
             2.567% due 11/01/01.................   $  4,993
                                                    --------
            Total short-term securities (cost
              $4,993)............................   $  4,993
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $138,617) -- see accompanying portfolio......   $122,511
Receivable for securities sold.................      2,280
Receivable for Fund shares sold................      4,343
Receivable for dividends and interest..........      1,274
Security lending collateral (See note 2(d))....      2,252
Cash and other assets..........................      4,580
                                                  --------
Total assets...................................    137,240
                                                  --------
LIABILITIES
Payable for securities purchased...............      6,071
Payable for Fund shares redeemed...............      2,170
Security lending collateral payable to brokers
  (See note 2(d))..............................      2,252
Other liabilities..............................          8
                                                  --------
Total liabilities..............................     10,501
                                                  --------
Net assets.....................................   $126,739
                                                  ========

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 13,695 shares
  outstanding..................................   $     14
Paid-in surplus................................    175,566
Accumulated undistributed net investment
  income.......................................          1
Accumulated undistributed net realized loss on
  investments..................................    (32,688)
Unrealized depreciation of investments.........    (16,106)
Unrealized depreciation of forward foreign
  currency contracts (See Note 2(h))@@@........         (1)
Unrealized depreciation of other assets and
  liabilities in foreign currencies............        (47)
                                                  --------
Net assets.....................................   $126,739
                                                  ========

Class A
  Net assets value per share ($72,326 / 7,755 shares
    outstanding) (125,000 shares authorized)........  $9.33
                                                      =====
  Maximum offering price per share ($9.33 / 94.5%)    $9.87
                                                      =====
Class B
  Net assets value per share ($18,798 / 2,080 shares
    outstanding) (75,000 shares authorized).........  $9.04
                                                      =====
Class C
  Net assets value per share ($18,523 / 2,060 shares
    outstanding) (50,000 shares authorized).........  $8.99
                                                      =====
  Maximum offering price per share ($8.99 /99.0%)...  $9.08
                                                      =====
Class Y
  Net assets value per share ($17,092 / 1,800 shares
    outstanding) (50,000 shares authorized).........  $9.49
                                                      =====

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense......................    0.8%  $  1,036
Apparel & Textile........................    2.5      3,178
Banks....................................   11.7     14,776
Business Services........................    1.6      2,080
Chemicals................................    2.3      2,960
Communications...........................   12.6     15,919
Computers & Office Equipment.............    1.1      1,344
Consumer Non-Durables....................    3.3      4,215
Consumer Services........................    1.0      1,242
Drugs....................................    9.2     11,698
Electronics..............................    6.5      8,301
Energy & Services........................    6.8      8,601
Financial Services.......................    4.2      5,284
Food, Beverage & Tobacco.................    3.5      4,388
Forest & Paper Products..................    1.1      1,329
Insurance................................    3.5      4,392
Media & Entertainment....................    4.7      6,002
Medical Instruments & Supplies...........    2.4      3,088
Metals, Minerals & Mining................    2.9      3,669
Real Estate..............................    1.6      1,978
Retail...................................    4.1      5,138
Software & Services......................    1.0      1,247
Transportation...........................    1.6      2,027
Utilities................................    2.9      3,626
                                            ----   --------
         Total common stocks.............   92.7%  $117,518
                                            ====   ========

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of October 31, 2001 (See Note 2(d)).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October
     31, 2001, the market value of these securities amounted to $844 or 0.7% of net assets.
 @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                 ---------
EURO (Sell)                                      $300                  $301              11/01/01               $     1
EURO (Buy)                                        219                   220              11/02/01                    (1)
EURO (Buy)                                        222                   222              11/02/01                    --
EURO (Buy)                                        166                   167              11/05/01                    (1)
British Pounds (Sell)                             117                   117              11/01/01                    --
British Pounds (Sell)                             456                   455              11/02/01                    (1)
British Pounds (Sell)                             113                   113              11/05/01                    --
Japanese Yen (Buy)                                 48                    48              11/01/01                    --
Japanese Yen (Sell)                               168                   169              11/02/01                     1
Japanese Yen (Buy)                                 11                    11              11/05/01                    --
Swedish Krona (Buy)                               109                   109              11/05/01                    --
                                                                                                                -------
                                                                                                                $    (1)
                                                                                                                =======

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD GLOBAL LEADERS FUND
 STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 91.7%
            AEROSPACE & DEFENSE -- 1.0%
     125    Raytheon Co..........................   $  4,025
                                                    --------
            APPAREL & TEXTILE -- 0.7%
      56    Adidas-Salomon AG....................      3,156
                                                    --------
            BANKS -- 11.2%
      80    Banco Popular Espanol S.A. ..........      2,677
      45    Bank of America Corp. ...............      2,643
      60    Bank One Corp. ......................      2,001
      55    Bayerische Hypo- und Vereinsbank AG
             (HVB Group).........................      1,682
      83    BNP Paribas S.A. ....................      6,902
     249    Citigroup, Inc. .....................     11,318
     183    Credit Suisse Group..................      6,685
     112    Deutsche Bank AG.....................      6,215
     289    Royal Bank of Scotland Group PLC.....      6,910
                                                    --------
                                                      47,033
                                                    --------
            BUSINESS SERVICES -- 3.0%
     722    Capita Group PLC.....................      4,582
   2,293    Rentokil Initial PLC.................      8,236
                                                    --------
                                                      12,818
                                                    --------
            COMMUNICATIONS -- 13.2%
    *606    COLT Telecom Group PLC...............      1,037
     386    Deutsche Telekom AG..................      5,950
     292    Nokia Oyj............................      6,111
     @@0    NTT DoCoMo, Inc. ....................      2,943
     219    SK Telecom Co., Ltd., ADR ...........      4,623
    +122    Telecomunicacoes Brasileiras S.A.,
             ADR.................................      3,171
   1,051    Telefonaktiebolaget LM Ericcson, B
             Shares..............................      4,567
    *618    Telefonica S.A. .....................      7,428
      86    Verizon Communications, Inc. ........      4,304
   6,749    Vodafone Group PLC...................     15,608
                                                    --------
                                                      55,742
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 6.0%
    *329    Cisco Systems, Inc. .................      5,558
    *212    Dell Computer Corp. .................      5,074
     332    Hewlett-Packard Co. .................      5,594
      39    International Business Machines
             Corp. ..............................      4,258
      21    Minnesota Mining & Manufacturing
             Co. ................................      2,234
    *225    Solectron Corp. .....................      2,765
                                                    --------
                                                      25,483
                                                    --------
            CONSUMER NON-DURABLES -- 7.0%
     101    Avon Products, Inc. .................      4,730
      36    Cardinal Health, Inc. ...............      2,446
      63    Fuji Photo Film Co., Ltd. ...........      2,079
     232    Gillette Co. (The)...................      7,219
    *198    Mattel, Inc. ........................      3,744
     103    McKesson Corp. ......................      3,806
      26    Nintendo Co., Ltd. ..................      3,964
      30    Tyco International Ltd. .............      1,464
                                                    --------
                                                      29,452
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            DRUGS -- 5.8%
     115    Abbott Laboratories..................   $  6,087
      91    American Home Products Corp. ........      5,069
     162    AstraZeneca PLC......................      7,279
     222    GlaxoSmithKline PLC..................      5,970
                                                    --------
                                                      24,405
                                                    --------
            ELECTRONICS -- 10.7%
    *713    ARM Holdings PLC.....................      3,592
     112    General Electric Co. ................      4,092
     254    Intel Corp. .........................      6,208
      49    Kyocera Corp. .......................      3,341
      55    Murata Manufacturing Co., Ltd. ......      3,419
    @142    Samsung Electronics Co., Ltd., GDR...     10,730
      93    Siemens AG...........................      4,421
     169    Sony Corp. ..........................      6,381
     106    Texas Instruments, Inc. .............      2,961
                                                    --------
                                                      45,145
                                                    --------
            ENERGY & SERVICES -- 4.2%
     152    ExxonMobil Corp. ....................      6,008
      46    Royal Dutch Petroleum Co. ...........      2,346
      67    TotalFinaElf S.A., B Shares..........      9,386
                                                    --------
                                                      17,740
                                                    --------
            FINANCIAL SERVICES -- 3.0%
      89    Fortis Netherlands N.V. .............      2,115
      26    Goldman Sachs Group, Inc. (The)......      2,048
    +150    Merrill Lynch & Co., Inc. ...........      6,539
     +84    SOFTBANK Corp. ......................      1,792
                                                    --------
                                                      12,494
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 2.9%
      21    Nestle S.A. .........................      4,393
     105    PepsiCo., Inc. ......................      5,090
      56    Philip Morris Cos., Inc. ............      2,607
                                                    --------
                                                      12,090
                                                    --------
            FOREST & PAPER PRODUCTS -- 1.8%
      79    International Paper Co. .............      2,821
     152    UPM-Kymmene Oyj......................      4,939
                                                    --------
                                                       7,760
                                                    --------
            INSURANCE -- 1.9%
      58    American International Group,
             Inc. ...............................      4,575
     343    Lloyds TSB Group PLC.................      3,450
                                                    --------
                                                       8,025
                                                    --------
            MEDIA & ENTERTAINMENT -- 2.6%
     312    Reed International PLC...............      2,556
     *51    Thomson Multimedia S.A. .............      1,206
    *197    Viacom, Inc., Class B................      7,196
                                                    --------
                                                      10,958
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES --3.0%
    *171    Boston Scientific Corp. .............      3,877
     148    Johnson & Johnson Co. ...............      8,588
                                                    --------
                                                      12,465
                                                    --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            0-METALS, MINERALS & MINING -- 0.4%
      51    Alcoa, Inc. .........................   $  1,655
                                                    --------
            RETAIL -- 6.1%
   2,699    Marks & Spencer PLC..................     11,302
      73    McDonald's Corp. ....................      1,911
    *572    Staples, Inc. .......................      8,340
      80    Wal-Mart Stores, Inc. ...............      4,122
                                                    --------
                                                      25,675
                                                    --------
            SOFTWARE & SERVICES -- 6.2%
    *250    AOL Time Warner, Inc. ...............      7,796
    *138    Check Point Software Technologies
             Ltd. ...............................      4,059
    *173    Microsoft Corp. .....................     10,077
    *305    Sun Microsystems, Inc. ..............      3,098
    *+27    VeriSign, Inc. ......................      1,030
                                                    --------
                                                      26,060
                                                    --------
            TRANSPORTATION -- 0.4%
      16    Northrop Grumman Corp. ..............      1,619
                                                    --------
            UTILITIES -- 0.6%
     +69    Vivendi Environment..................      2,635
                                                    --------
            Total common stocks (cost
             $387,272)...........................   $386,435
                                                    ========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 3.2%
            REPURCHASE AGREEMENT -- 3.2%
 $13,486    Joint Repurchase Agreement (See Note
             2(f))
            2.567% due 11/01/01..................   $ 13,486
                                                    --------
            Total short-term securities (cost
             $13,486)............................   $ 13,486
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $400,758) -- see accompanying portfolio.......  $399,921
Receivable for securities sold..................    25,822
Receivable for Fund shares sold.................     3,547
Receivable for dividends and interest...........     1,112
Security lending collateral (See note 2(d)).....     9,334
Cash and other assets...........................         5
                                                  --------
Total assets....................................   439,741
                                                  --------
LIABILITIES
Payable for securities purchased................     6,894
Payable for Fund shares redeemed................     1,811
Security lending collateral payable to brokers
  (See note 2(d))...............................     9,334
Other liabilities...............................       153
                                                  --------
Total liabilities...............................    18,192
                                                  --------
Net assets......................................  $421,549
                                                  ========

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 33,145 shares
  outstanding................................    $      33
Paid-in surplus..............................      573,662
Accumulated investment loss..................          (51)
Accumulated undistributed net realized loss
  on investments.............................     (151,320)
Unrealized depreciation of investments.......         (837)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(h))infinity
  sign.......................................           51
Unrealized appreciation of other assets and
  liabilities in foreign currencies..........           11
                                                 ---------
Net assets...................................    $ 421,549
                                                 =========

Class A
  Net assets value per share ($247,094 / 19,263
    shares outstanding) (125,000 shares
    authorized)....................................  $12.83
                                                     ======
  Maximum offering price per share($12.83 /
    94.5%).........................................  $13.57
                                                     ======
Class B
  Net assets value per share ($62,973 / 5,021
    shares outstanding) (75,000 shares
    authorized)....................................  $12.54
                                                     ======
Class C
  Net assets value per share ($103,574 / 8,254
    shares outstanding) (50,000 shares
    authorized)....................................  $12.55
                                                     ======
  Maximum offering price per share($12.55 /
    99.0%).........................................  $12.67
                                                     ======
Class Y
  Net assets value per share ($7,908 / 607 shares
    outstanding) (50,000 shares authorized)........  $13.03
                                                     ======

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of October 31, 2001 (See
   Note 2(d)).

@ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, the market value of these securities amounted to $10,730 or 2.5% of net assets.

@@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

 THE HARTFORD GLOBAL LEADERS FUND
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2001

                                                                                                               UNREALIZED
                                                                    CONTRACT             DELIVERY             APPRECIATION
                                           MARKET VALUE              AMOUNT                DATE              (DEPRECIATION)
               DESCRIPTION                 ------------            ----------            --------            --------------
                ---------
EURO (Sell)                                   $2,299                 $2,307              11/01/01               $     8
EURO (Sell)                                    5,398                  5,420              11/02/01                    22
EURO (Buy)                                       829                    829              11/05/01                    --
Japanese Yen (Sell)                            4,167                  4,184              11/02/01                    17
Swedish Krona (Buy)                            1,250                  1,246              11/05/01                     4
                                                                                                                -------
                                                                                                                $    51
                                                                                                                =======

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD FOCUS FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 95.3%
            BANKS -- 6.2%
     92     American Express Co..................   $  2,708
     90     Citigroup, Inc.......................      4,097
                                                    --------
                                                       6,805
                                                    --------
            BUSINESS SERVICES -- 6.4%
   *200     Accenture Ltd........................      3,514
     45     Omnicom Group, Inc...................      3,455
                                                    --------
                                                       6,969
                                                    --------
            COMMUNICATIONS -- 2.2%
    150     Motorola, Inc........................      2,456
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 2.6%
    320     Compaq Computer Corp.................      2,800
                                                    --------
            CONSUMER NON-DURABLES -- 10.4%
     75     Estee Lauder Cos., Class A...........      2,419
     75     Gillette Co. (The)...................      2,332
    *76     Safeway, Inc.........................      3,165
     70     Tyco International Ltd...............      3,440
                                                    --------
                                                      11,356
                                                    --------
            DRUGS -- 7.1%
     60     American Home Products Corp..........      3,350
    120     Schering-Plough Corp.................      4,462
                                                    --------
                                                       7,812
                                                    --------
            ENERGY & SERVICES -- 6.2%
     80     ExxonMobil Corp......................      3,156
     75     Schlumberger Ltd.....................      3,632
                                                    --------
                                                       6,788
                                                    --------
            FINANCIAL SERVICES -- 9.3%
    102     Franklin Resources, Inc..............      3,274
     40     Goldman Sachs Group, Inc. (The)......      3,126
     86     Merrill Lynch & Co., Inc.............      3,777
                                                    --------
                                                      10,177
                                                    --------
            HEALTH SERVICES -- 2.7%
     75     HCA -- The Healthcare Co.............      2,975
                                                    --------
            HOTELS & GAMING -- 1.9%
     68     Marriott International, Inc. Class
             A...................................      2,130
                                                    --------
            MEDIA & ENTERTAINMENT -- 5.1%
   *125     Adelphia Communications Corp., Class
             A...................................      2,757
   *240     Liberty Media Corp., Class A.........      2,806
                                                    --------
                                                       5,563
                                                    --------
            METALS, MINERALS & MINING -- 5.3%
     90     Alcoa, Inc...........................      2,895
     70     Vulcan Materials Co..................      2,893
                                                    --------
                                                       5,788
                                                    --------
            RETAIL -- 8.5%
     94     CVS Corp.............................      2,247
     90     Home Depot, Inc. (The)...............      3,441
     70     Wal-Mart Stores, Inc.................      3,594
                                                    --------
                                                       9,282
                                                    --------
            SOFTWARE & SERVICES -- 12.6%
     90     Adobe Systems, Inc...................      2,376
    *90     AOL Time Warner, Inc.................      2,809
    *90     Intuit, Inc..........................      3,620
    *87     Microsoft Corp.......................      5,059
                                                    --------
                                                      13,864
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            TRANSPORTATION -- 2.8%
    *75     Fedex Corp...........................   $  3,081
                                                    --------
            UTILITIES -- 6.0%
     75     El Paso Energy Corp..................      3,680
     70     Exelon Corp..........................      2,945
                                                    --------
                                                       6,625
                                                    --------
            Total common stocks..................   $104,471
                                                    ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 4.7%
            REPURCHASE AGREEMENT -- 4.7%
 $5,124     Joint Repurchase Agreement (See Note
             2(f))
             2.567% due 11/01/01.................   $  5,124
                                                    --------
            Total short-term securities..........   $  5,124
                                                    ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $117,149).....    95.3%  $104,471
Total short-term securities (cost
  $5,124)...............................     4.7      5,124
                                           -----   --------
Total investment in securities (total
  cost $122,273)........................   100.0    109,595
Cash, receivables and other assets......     0.6        727
Payable for Fund shares redeemed........    (0.6)      (625)
Other liabilities.......................    (0.0)       (52)
                                           -----   --------
Net assets..............................   100.0%  $109,645
                                           =====   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 12,450 shares
  outstanding..................................   $     12
Paid-in surplus................................    124,032
Accumulated undistributed net realized loss on
  investments..................................     (1,721)
Unrealized depreciation of investments.........    (12,678)
                                                  --------
Net assets.....................................   $109,645
                                                  ========


Class A
  Net assets value per share ($66,970 / 7,594 shares
    outstanding) (125,000 shares authorized)........  $8.82
                                                      =====
  Maximum offering price per share ($8.82 / 94.5%)..  $9.33
                                                      =====
Class B
  Net assets value per share ($18,524 / 2,107 shares
    outstanding) (75,000 shares authorized).........  $8.79
                                                      =====
Class C
  Net assets value per share ($24,142 / 2,748 shares
    outstanding) (50,000 shares authorized).........  $8.79
                                                      =====
  Maximum offering price per share ($8.79 / 99.0%)..  $8.87
                                                      =====
Class Y
  Net assets value per share ($9 / 1 shares
    outstanding) (50,000 shares authorized).........  $8.83
                                                      =====

* Non-income producing during the period.

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 THE HARTFORD STOCK FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   MARKET
 SHARES                                            VALUE
--------                                         ----------
COMMON STOCKS -- 98.1%
           AEROSPACE & DEFENSE -- 0.6%
    *853   General Motors Corp., Class H......   $   11,733
                                                 ----------
           BANKS -- 10.6%
     780   American Express Co. ..............       22,955
     600   Bank One Corp. ....................       19,914
   1,322   Citigroup, Inc. ...................       60,169
     560   Fleet Boston Financial Corp. ......       18,402
     980   Morgan (J.P.) Chase & Co., Inc. ...       34,653
     703   State Street Corp. ................       32,033
   1,100   U.S. Bancorp.......................       19,558
                                                 ----------
                                                    207,684
                                                 ----------
           BUSINESS SERVICES -- 0.4%
    *400   Accenture Ltd. ....................        7,028
                                                 ----------
           CHEMICALS -- 1.2%
     702   Dow Chemical Co. (The).............       23,328
                                                 ----------
           COMMUNICATIONS -- 4.0%
     *12   McDATA Corp., Class A..............          170
     220   Qwest Communications International,
            Inc...............................        2,849
     713   SBC Communications, Inc. ..........       27,169
     526   Verizon Communications, Inc. ......       26,205
  *1,680   WorldCom, Inc. ....................       22,601
                                                 ----------
                                                     78,994
                                                 ----------
           COMPUTERS & OFFICE EQUIPMENT --5.6%
  *1,897   Cisco Systems, Inc. ...............       32,094
   1,011   Compaq Computer Corp. .............        8,848
    *854   EMC Corp. .........................       10,526
    +427   International Business Machines
            Corp. ............................       46,157
 *+1,054   Solectron Corp. ...................       12,962
                                                 ----------
                                                    110,587
                                                 ----------
           CONSUMER NON-DURABLES -- 4.1%
     250   Gillette Co. (The).................        7,773
    *969   Safeway, Inc. .....................       40,363
    +705   Tyco International Ltd. ...........       34,644
                                                 ----------
                                                     82,780
                                                 ----------
           DRUGS -- 12.8%
     660   Abbott Laboratories................       34,983
     718   American Home Products Corp. ......       40,103
     650   Bristol-Myers Squibb Co. ..........       34,743
     618   Merck & Co., Inc. .................       39,422
   1,110   Pfizer, Inc. ......................       46,505
     516   Pharmacia Corp. ...................       20,900
     900   Schering-Plough Corp. .............       33,462
                                                 ----------
                                                    250,118
                                                 ----------
           ELECTRONICS -- 7.0%
     390   Emerson Electric Co. ..............       19,118
   1,860   General Electric Co. ..............       67,708
   1,438   Intel Corp. .......................       35,116
     570   Texas Instruments, Inc. ...........       15,954
                                                 ----------
                                                    137,896
                                                 ----------

                                                   MARKET
 SHARES                                            VALUE
--------                                         ----------
           ENERGY & SERVICES -- 7.3%
     234   Anadarko Petroleum Corp. ..........   $   13,373
     234   ChevronTexaco Corp. ...............       20,762
     500   Conoco, Inc. ......................       12,850
   1,810   ExxonMobil Corp. ..................       71,389
     510   Schlumberger Ltd. .................       24,680
                                                 ----------
                                                    143,054
                                                 ----------
           FINANCIAL SERVICES -- 2.4%
     669   Franklin Resources, Inc. ..........       21,459
     568   Merrill Lynch & Co., Inc. .........       24,819
                                                 ----------
                                                     46,278
                                                 ----------
           FOOD, BEVERAGE & TOBACCO -- 3.4%
     500   Coca-Cola Co. (The)................       23,940
     864   PepsiCo., Inc. ....................       42,105
                                                 ----------
                                                     66,045
                                                 ----------
           FOREST & PAPER PRODUCTS -- 2.2%
     250   International Paper Co. ...........        8,950
     466   Kimberly-Clark Corp. ..............       25,868
     150   Weyerhaeuser Co. ..................        7,487
                                                 ----------
                                                     42,305
                                                 ----------
           HEALTH SERVICES -- 1.2%
    +600   HCA -- The Healthcare Co. .........       23,796
                                                 ----------
           HOTELS & GAMING -- 0.3%
     175   Marriott International, Inc., Class
            A.................................        5,483
                                                 ----------
           INSURANCE -- 5.2%
     680   American International Group,
            Inc. .............................       53,460
     490   Marsh & McLennan Cos., Inc. .......       47,427
                                                 ----------
                                                    100,887
                                                 ----------
           MACHINERY -- 0.9%
     325   United Technologies Corp. .........       17,520
                                                 ----------
           MEDIA & ENTERTAINMENT -- 4.2%
     670   Gannett Co., Inc. .................       42,344
  *1,600   Liberty Media Corp., Class A.......       18,704
    *600   Viacom, Inc., Class B..............       21,906
                                                 ----------
                                                     82,954
                                                 ----------
           MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
     600   Johnson & Johnson Co. .............       34,746
                                                 ----------
           METALS, MINERALS & MINING -- 2.4%
     900   Alcoa, Inc. .......................       29,043
     300   Illinois Tool Works, Inc. .........       17,160
                                                 ----------
                                                     46,203
                                                 ----------
           RETAIL -- 5.0%
     680   CVS Corp. .........................       16,252
     750   Home Depot, Inc. (The).............       28,673
   1,037   Wal-Mart Stores, Inc. .............       53,307
                                                 ----------
                                                     98,232
                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                   MARKET
 SHARES                                            VALUE
--------                                         ----------
COMMON STOCKS -- (CONTINUED)
           SOFTWARE & SERVICES -- 8.9%
  *1,331   AOL Time Warner, Inc. .............   $   41,541
     400   Automatic Data Processing, Inc. ...       20,664
    *347   Computer Sciences Corp. ...........       12,443
    *405   i2 Technologies, Inc. .............        1,847
  *1,369   Microsoft Corp. ...................       79,631
  *1,380   Oracle Corp. ......................       18,713
                                                 ----------
                                                    174,839
                                                 ----------
           TRANSPORTATION -- 1.3%
     452   Boeing Co. (The)...................       14,722
    *250   Fedex Corp. .......................       10,270
                                                 ----------
                                                     24,992
                                                 ----------
           UTILITIES -- 5.3%
     680   Duke Energy Corp. .................       26,119
     675   El Paso Energy Corp. ..............       33,116
     525   Exelon Corp. ......................       22,083
     440   FPL Group, Inc. ...................       23,364
                                                 ----------
                                                    104,682
                                                 ----------
           Total common stocks................   $1,922,164
                                                 ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 1.7%
            REPURCHASE AGREEMENT -- 1.7%
$ 32,854    Joint Repurchase Agreement (See
             Note 2(f))
             2.567% due 11/01/01...............   $   32,854
                                                  ----------
            Total short-term securities........   $   32,854
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $2,261,982)........................     98.1%  $1,922,164
Total short-term securities (cost
  $32,854)...........................      1.7       32,854
                                        ------   ----------
Total investment in securities (total
  cost $2,294,836)...................     99.8    1,955,018
Cash, receivables and other assets...      0.4        7,897
Security lending collateral (See note
  2(d))..............................      1.5       29,849
Payable for Fund shares redeemed.....     (0.2)      (3,782)
Security lending collateral payable
  to brokers (See note 2(d)).........     (1.5)     (29,849)
Other liabilities....................     (0.0)        (307)
                                        ------   ----------
Net assets...........................    100.0%  $1,958,826
                                        ======   ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 118,084 shares
  outstanding.................................   $      118
Paid-in surplus...............................    2,426,925
Accumulated undistributed net realized loss on
  investments.................................     (128,399)
Unrealized depreciation of investments........     (339,818)
                                                 ----------
Net assets....................................   $1,958,826
                                                 ==========

Class A
  Net assets value per share ($1,031,549 / 61,067
    shares outstanding) (125,000 shares
    authorized)....................................  $16.89
                                                     ======
  Maximum offering price per share
    ($16.89 / 94.5%)...............................  $17.88
                                                     ======
Class B
  Net assets value per share ($470,035 / 28,950
    shares outstanding) (75,000 shares
    authorized)....................................  $16.24
                                                     ======
Class C
  Net assets value per share ($430,238 / 26,507
    shares outstanding) (50,000 shares
    authorized)....................................  $16.23
                                                     ======
  Maximum offering price per share
    ($16.23 / 99.0%)...............................  $16.39
                                                     ======
Class Y
  Net assets value per share ($27,004 / 1,560
    shares outstanding) (50,000 shares
    authorized)....................................  $17.31
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of October 31, 2001 (See Note
  2(d)).

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      ---------------------------------------------------------------------


 THE HARTFORD VALUE FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- 96.8%
            BANKS -- 15.8%
       2    Bank of America Corp. ................   $   118
      22    Citigroup, Inc. ......................       988
      10    Morgan (J.P.) Chase & Co., Inc. ......       364
      18    National City Corp. ..................       480
       3    PNC Financial Services Group..........       176
      26    Washington Mutual, Inc. ..............       796
       9    Wells Fargo & Co. ....................       371
                                                     -------
                                                       3,293
                                                     -------
            BUSINESS SERVICES -- 0.5%
      *9    KPMG Consulting, Inc..................       115
                                                     -------
            CHEMICALS -- 1.8%
       9    du Pont (E.I.) de Nemours & Co. ......       364
                                                     -------
            COMMUNICATIONS -- 10.4%
      *3    AT&T Wireless Services, Inc. .........        39
      16    BellSouth Corp. ......................       577
     *35    McLeodUSA, Inc., Class A..............        26
      19    Motorola, Inc. .......................       306
      10    Qwest Communications International,
             Inc. ................................       123
      20    Sprint Corp. .........................       402
       3    Verizon Communications, Inc. .........       154
     *39    WorldCom, Inc. .......................       528
                                                     -------
                                                       2,155
                                                     -------
            COMPUTERS & OFFICE EQUIPMENT -- 4.2%
     *21    Dell Computer Corp. ..................       499
      21    Hewlett-Packard Co. ..................       345
     @@0    Minnesota Mining & Manufacturing
             Co. .................................        21
                                                     -------
                                                         865
                                                     -------
            CONSUMER NON-DURABLES -- 0.4%
       3    Eastman Kodak Co. ....................        74
                                                     -------
            DRUGS -- 2.7%
     @@0    Abbott Laboratories...................        21
      10    Pharmacia Corp. ......................       393
       4    Schering-Plough Corp. ................       152
                                                     -------
                                                         566
                                                     -------
            ELECTRICAL EQUIPMENT -- 0.9%
      *9    Teradyne, Inc. .......................       198
                                                     -------
            ELECTRONICS -- 2.0%
     *12    Agere Systems, Inc. ..................        53
       5    Emerson Electric Co. .................       250
      *5    Micron Technology, Inc. ..............       107
                                                     -------
                                                         410
                                                     -------
            ENERGY & SERVICES -- 7.9%
       5    Ashland, Inc..........................       217
      24    ExxonMobil Corp.......................       939
       8    Petroleo Brasileiro S.A., ADR.........       144
      *8    Rowan Cos., Inc. .....................       130
       9    Santa Fe International Corp. .........       217
                                                     -------
                                                       1,647
                                                     -------

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
            FINANCIAL SERVICES -- 0.5%
       2    Goldman Sachs Group, Inc. (The).......   $   117
                                                     -------
            FOOD, BEVERAGE & TOBACCO -- 2.8%
       8    Kellogg Co. ..........................       241
       7    PepsiCo., Inc. .......................       336
                                                     -------
                                                         577
                                                     -------
            FOREST & PAPER PRODUCTS -- 3.7%
      14    Kimberly-Clark Corp. .................       772
                                                     -------
            HEALTH SERVICES -- 2.5%
      *9    Tenet Healthcare Corp. ...............       518
                                                     -------
            INSURANCE -- 7.2%
      14    Ace Ltd. .............................       508
       5    Chubb Corp. (The).....................       328
       4    CIGNA Corp. ..........................       284
       2    Marsh & McLennan Cos., Inc. ..........       194
       4    Stancorp Financial Group..............       186
                                                     -------
                                                       1,500
                                                     -------
            MACHINERY -- 3.8%
      11    Caterpillar, Inc. ....................       510
       7    Stanley Works (The)...................       276
                                                     -------
                                                         786
                                                     -------
            MEDIA & ENTERTAINMENT -- 5.1%
     *14    Adelphia Communications Corp., Class
             A....................................       303
     *12    Comcast Corp., Class A................       423
     @@0    Gannett Co., Inc. ....................        19
     *26    Liberty Media Corp., Class A..........       307
                                                     -------
                                                       1,052
                                                     -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.1%
     @@0    Beckman Coulter, Inc. ................        13
                                                     -------
            METALS, MINERALS & MINING -- 6.0%
      24    Alcoa, Inc. ..........................       758
       2    Illinois Tool Works, Inc. ............       109
       6    Shell Transport & Trading Co., PLC,
             ADR..................................       276
       8    USX Corp. ............................       118
                                                     -------
                                                       1,261
                                                     -------
            REAL ESTATE -- 1.1%
       9    Archstone-Smith Trust (REIT)..........       220
                                                     -------
            RETAIL -- 4.5%
      22    Dollar General Corp. .................       316
      13    Family Dollar Stores, Inc. ...........       384
       8    May Department Stores Co. ............       242
                                                     -------
                                                         942
                                                     -------
            RUBBER & PLASTICS PRODUCTS -- 2.0%
       8    NIKE, Inc., Class B...................       410
                                                     -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 2.0%
       7    Canadian National Railway Co. ........   $   269
       4    Rockwell International Corp. .........        56
       7    Southwest Airlines Co. ...............       103
                                                     -------
                                                         428
                                                     -------
            UTILITIES -- 8.9%
       6    Exelon Corp. .........................       269
       4    FPL Group, Inc. ......................       212
      15    National Fuel Gas Co. ................       346
       3    Pinnacle West Capital Corp. ..........       122
       6    Progress Energy, Inc. ................       232
     *14    Republic Services, Inc. ..............       223
       7    Scana Corp. ..........................       180
      11    Southern Co. .........................       261
                                                     -------
                                                       1,845
                                                     -------
            Total common stocks...................   $20,128
                                                     =======

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 6.7%
            REPURCHASE AGREEMENT -- 6.7%
 $ 1,398    Joint Repurchase Agreement (See Note
             2(f))
             2.567% due 11/01/01..................   $ 1,398
                                                     -------
            Total short term securities...........   $ 1,398
                                                     =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $21,716).......    96.8%  $20,128
Total short-term securities (cost
  $1,398)................................     6.7     1,398
                                            -----   -------
Total investment in securities (total
  cost $23,114)..........................   103.5    21,526
Cash, receivables and other assets.......     2.5       523
Payable for securities purchased.........    (5.9)   (1,229)
Payable for Fund shares redeemed.........    (0.1)      (23)
                                            -----   -------
Net assets...............................   100.0%  $20,797
                                            =====   =======

                                                   MARKET
                                                    VALUE
                                                   -------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 2,309 shares
  outstanding...................................   $     2
Paid-in surplus.................................    22,282
Accumulated undistributed net investment
  income........................................        26
Accumulated undistributed net realized gain on
  investments...................................        75
Unrealized depreciation of investments..........    (1,588)
                                                   -------
Net assets......................................   $20,797
                                                   =======

Class A
  Net assets value per share ($13,728 / 1,522 shares
    outstanding) (125,000 shares authorized)........  $9.02
                                                      =====
  Maximum offering price per share($9.02 / 94.5%)...  $9.55
                                                      =====
Class B
  Net assets value per share ($2,029 / 226 shares
    outstanding) (75,000 shares authorized).........  $8.99
                                                      =====
Class C
  Net assets value per share ($4,769 / 531 shares
    outstanding) (50,000 shares authorized).........  $8.99
                                                      =====
  Maximum offering price per share($8.99 / 99.0%)...  $9.08
                                                      =====
Class Y
  Net assets value per share ($271 / 30 shares
    outstanding) (50,000 shares authorized).........  $9.04
                                                      =====

 * Non-income producing during the period.

@@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD GROWTH AND INCOME FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 96.9%
            BANKS -- 11.2%
      58    Bank of America Corp. ...............   $  3,439
     282    Citigroup, Inc. .....................     12,846
      88    Fannie Mae...........................      7,116
     220    Pacific Century Financial Corp. .....      5,119
      37    PNC Financial Services Group.........      2,015
     122    UnionBanCal Corp. ...................      4,067
     124    Washington Mutual, Inc. .............      3,741
                                                    --------
                                                      38,343
                                                    --------
            CHEMICALS -- 1.0%
      89    du Pont (E.I.) de Nemours & Co. .....      3,543
                                                    --------
            COMMUNICATIONS -- 6.3%
     206    AT&T Corp. ..........................      3,142
      67    Motorola, Inc. ......................      1,095
     113    Qwest Communications International,
             Inc. ...............................      1,459
      59    SBC Communications, Inc. ............      2,241
    *177    Sonus Networks, Inc. ................        745
    *241    Sycamore Networks, Inc. .............      1,061
     *45    Tekelec..............................        866
     149    Verizon Communications, Inc. ........      7,412
    *277    WorldCom, Inc. ......................      3,726
                                                    --------
                                                      21,747
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 5.4%
    *285    Cisco Systems, Inc. .................      4,821
     *92    Dell Computer Corp. .................      2,206
     134    Hewlett-Packard Co. .................      2,257
      42    International Business Machines
             Corp. ..............................      4,561
     *58    Lexmark International, Inc. .........      2,609
     *61    SanDisk Corp. .......................        663
   *+137    Solectron Corp. .....................      1,680
                                                    --------
                                                      18,797
                                                    --------
            CONSUMER NON-DURABLES -- 7.1%
     101    McKesson Corp. ......................      3,751
      96    Procter & Gamble Co. (The)...........      7,053
    *127    Safeway, Inc. .......................      5,302
     170    Tyco International Ltd. .............      8,329
                                                    --------
                                                      24,435
                                                    --------
            DRUGS -- 12.1%
     126    Abbott Laboratories..................      6,681
      32    American Home Products Corp. ........      1,803
      66    Eli Lilly & Co. .....................      5,011
    *+87    Genzyme Corp. .......................      4,699
     *71    Immunex Corp. .......................      1,699
      59    Merck & Co., Inc. ...................      3,733
      60    Pfizer, Inc. ........................      2,526
     224    Pharmacia Corp. .....................      9,095
     169    Schering-Plough Corp. ...............      6,298
                                                    --------
                                                      41,545
                                                    --------
            ELECTRICAL EQUIPMENT -- 0.8%
     *89    Credence Systems Corp. ..............      1,204
     *72    Thermo Electron Corp. ...............      1,526
                                                    --------
                                                       2,730
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            ELECTRONICS -- 5.4%
     260    General Electric Co. ................   $  9,474
     118    Intel Corp. .........................      2,884
      40    Linear Technology Corp. .............      1,544
    *106    Sanmina Corp. .......................      1,600
     105    Texas Instruments, Inc. .............      2,945
                                                    --------
                                                      18,447
                                                    --------
            ENERGY & SERVICES -- 5.8%
      41    ChevronTexaco Corp. .................      3,609
     201    ExxonMobil Corp. ....................      7,922
      61    Helmerich & Payne, Inc. .............      1,862
      48    Royal Dutch Petroleum Co., NY
             Shares..............................      2,414
      63    Santa Fe International Corp. ........      1,536
      65    Sunoco, Inc. ........................      2,448
                                                    --------
                                                      19,791
                                                    --------
            FINANCIAL SERVICES -- 1.9%
     *45    Investment Technology Group..........      2,892
      83    Merrill Lynch & Co., Inc. ...........      3,645
                                                    --------
                                                       6,537
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 4.7%
      45    Pepsi Bottling Group, Inc. ..........      2,082
     132    PepsiCo., Inc. ......................      6,435
     102    Philip Morris Cos., Inc. ............      4,755
      49    Reynolds (R.J.) Tobacco Holdings,
             Inc. ...............................      2,768
                                                    --------
                                                      16,040
                                                    --------
            FOREST & PAPER PRODUCTS -- 1.0%
      36    Kimberly-Clark Corp. ................      2,009
      30    Temple-Inland, Inc. .................      1,505
                                                    --------
                                                       3,514
                                                    --------
            HEALTH SERVICES -- 0.5%
      31    AmerisourceBergen Corp. .............      1,958
                                                    --------
            INSURANCE -- 4.4%
      94    AMBAC Financial Group, Inc. .........      4,502
      74    American International Group,
             Inc. ...............................      5,818
     104    St. Paul Cos., Inc. (The)............      4,792
                                                    --------
                                                      15,112
                                                    --------
            MEDIA & ENTERTAINMENT -- 2.9%
     *69    Adelphia Communications Corp., Class
             A...................................      1,518
     +36    Gannett Co., Inc. ...................      2,256
     +40    Knight-Ridder, Inc. .................      2,239
    *333    Liberty Media Corp., Class A.........      3,889
                                                    --------
                                                       9,902
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
      50    Baxter International, Inc. ..........      2,409
     101    Becton, Dickinson & Co. .............      3,616
                                                    --------
                                                       6,025
                                                    --------
            METALS, MINERALS & MINING -- 2.9%
      30    Alcoa, Inc. .........................        955
      66    Engelhard Corp. .....................      1,738

The accompanying notes are an integral part of this financial statement.

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
                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING
              -- (CONTINUED)
     158    Freeport-McMoRan Copper & Gold, Inc.,
             Class A.............................   $  1,581
     116    Lockheed Martin Corp. ...............      5,662
                                                    --------
                                                       9,936
                                                    --------
            RETAIL -- 8.0%
    *121    Bed Bath & Beyond, Inc. .............      3,037
      88    CVS Corp. ...........................      2,108
     183    Dollar General Corp. ................      2,611
     101    Home Depot, Inc. (The)...............      3,869
     *73    Kroger Co. (The).....................      1,781
     +83    Lowe's Cos., Inc. ...................      2,820
     124    McDonald's Corp. ....................      3,230
   *+263    Staples, Inc. .......................      3,839
      79    Wal-Mart Stores, Inc. ...............      4,081
                                                    --------
                                                      27,376
                                                    --------
            SOFTWARE & SERVICES -- 9.1%
    *207    AOL Time Warner, Inc. ...............      6,470
      82    First Data Corp. ....................      5,554
     *57    Intuit, Inc. ........................      2,305
    *213    Microsoft Corp. .....................     12,403
     *88    Oracle Corp. ........................      1,197
      *6    Rational Software Corp. .............         75
    *+57    VeriSign, Inc. ......................      2,210
     *39    VERITAS Software Corp. ..............      1,098
                                                    --------
                                                      31,312
                                                    --------
            TRANSPORTATION -- 0.7%
      38    Southwest Airlines Co. ..............        606
      63    USFreightways Corp. .................      1,951
                                                    --------
                                                       2,557
                                                    --------
            UTILITIES -- 3.9%
      35    Dominion Resources, Inc. ............      2,158
      69    Duke Energy Corp. ...................      2,643
      98    Exelon Corp. ........................      4,115
      55    Pinnacle West Capital Corp. .........      2,322
      93    Waste Management, Inc. ..............      2,271
                                                    --------
                                                    $ 13,509
                                                    --------
            Total common stocks..................   $333,156
                                                    ========
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM SECURITIES -- 4.0%
            REPURCHASE AGREEMENT -- 4.0%
 $13,725    Joint Repurchase Agreement
             (See Note 2(f))
             2.567% due 11/01/01.................   $ 13,725
                                                    --------
            Total short-term securities..........   $ 13,725
                                                    ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $374,379).....    96.9%  $333,156
Total short-term securities (cost
  $13,725)..............................     4.0     13,725
                                           -----   --------
Total investment in securities
  (total cost $388,104).................   100.9    346,881
Cash, receivables and other assets......     2.9      9,837
Security lending collateral (See note
  2(d)).................................     2.7      9,219
Payable for securities purchased........    (3.6)   (12,221)
Payable for Fund shares redeemed........    (0.1)      (511)
Security lending collateral payable to
  brokers (See note 2(d))...............    (2.7)    (9,219)
Other liabilities.......................    (0.1)      (229)
                                           -----   --------
Net assets..............................   100.0%  $343,757
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 33,439 shares
  outstanding..................................   $     33
Paid-in surplus................................    421,685
Accumulated undistributed net realized loss on
  investments..................................    (36,707)
Unrealized depreciation of investments.........    (41,223)
Unrealized depreciation of futures
  contracts ++.................................        (31)
                                                  --------
Net assets.....................................   $343,757
                                                  ========

Class A
  Net assets value per share ($239,698 / 23,146
    shares outstanding) (125,000 shares
    authorized)....................................  $10.36
                                                     ======
  Maximum offering price per share ($10.36 /
    94.5%).........................................  $10.96
                                                     ======
Class B
  Net assets value per share ($43,210 / 4,276
    shares outstanding) (75,000 shares
    authorized)....................................  $10.10
                                                     ======
Class C
  Net assets value per share ($60,409 / 5,975
    shares outstanding) (50,000 shares
    authorized)....................................  $10.11
                                                     ======
  Maximum offering price per share ($10.11 /
    99.0%).........................................  $10.21
                                                     ======
Class Y
  Net assets value per share ($440 / 42 shares
    outstanding) (50,000 shares authorized)........  $10.52
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of October 31, 2001 (See Note
  2(d)).

++ The Fund had 39 Standard & Poor's 500 December 2001 Futures contracts open as of October 31, 2001. These contracts had a value of $10,342 as of October 31, 2001 and were collateralized by $863 of cash.

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 THE HARTFORD DIVIDEND AND GROWTH FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 94.5%
            BANKS -- 10.9%
     595    Citigroup, Inc. .....................   $ 27,089
      88    Freddie Mac..........................      5,941
     +81    Household International, Inc. .......      4,226
     356    Morgan (J.P.) Chase & Co., Inc. .....     12,574
     269    Pacific Century Financial Corp. .....      6,261
     264    People's Bank........................      5,750
     474    U.S. Bancorp.........................      8,435
     101    UnionBanCal Corp. ...................      3,382
     243    Wachovia Corp. ......................      6,950
     268    Washington Mutual, Inc. .............      8,085
                                                    --------
                                                      88,693
                                                    --------
            CHEMICALS -- 4.2%
     205    Avery Dennison Corp. ................      9,496
     482    du Pont (E.I.) de Nemours & Co. .....     19,270
     163    Rohm & Haas Co. .....................      5,296
                                                    --------
                                                      34,062
                                                    --------
            COMMUNICATIONS -- 6.4%
     442    AT&T Corp. ..........................      6,744
     223    BellSouth Corp. .....................      8,244
    +589    Motorola, Inc. ......................      9,642
     476    Qwest Communications International,
             Inc. ...............................      6,169
     422    Verizon Communications, Inc. ........     20,998
                                                    --------
                                                      51,797
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 5.7%
    *368    EMC Corp. ...........................      4,530
     543    Hewlett-Packard Co. .................      9,140
     192    International Business Machines
             Corp. ..............................     20,782
      55    Minnesota Mining & Manufacturing
             Co. ................................      5,751
     170    Pitney Bowes, Inc. ..................      6,221
                                                    --------
                                                      46,424
                                                    --------
            CONSTRUCTION -- 0.6%
     217    Halliburton Co. .....................      5,368
                                                    --------
            CONSUMER DURABLES -- 0.2%
     +71    Newell Rubbermaid, Inc. .............      1,957
                                                    --------
            CONSUMER NON-DURABLES -- 4.5%
    +159    McKesson Corp. ......................      5,870
     252    Procter & Gamble Co. (The)...........     18,556
    *299    Safeway, Inc. .......................     12,449
                                                    --------
                                                      36,875
                                                    --------
            DRUGS -- 7.7%
     270    Abbott Laboratories..................     14,299
     145    American Home Products Corp. ........      8,067
     204    AstraZeneca PLC, ADR.................      9,189
     100    Eli Lilly & Co. .....................      7,612
     105    Merck & Co., Inc. ...................      6,726
     415    Pharmacia Corp. .....................     16,811
                                                    --------
                                                      62,704
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            ELECTRONICS -- 2.1%
     166    Emerson Electric Co. ................   $  8,147
     238    General Electric Co. ................      8,666
                                                    --------
                                                      16,813
                                                    --------
            ENERGY & SERVICES -- 10.5%
     219    ChevronTexaco Corp. .................     19,410
     824    ExxonMobil Corp. ....................     32,500
     245    PanCanadian Energy Corp. ............      6,794
     213    Royal Dutch Petroleum Co., NY
             Shares..............................     10,779
     151    Schlumberger Ltd. ...................      7,311
     130    TotalFinaElf S.A., ADR...............      9,038
                                                    --------
                                                      85,832
                                                    --------
            FINANCIAL SERVICES -- 1.0%
     199    Merrill Lynch & Co., Inc. ...........      8,681
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 5.3%
    +586    ConAgra Foods, Inc. .................     13,426
      85    PepsiCo., Inc. ......................      4,160
     388    Philip Morris Cos., Inc. ............     18,163
     133    Reynolds (R.J.) Tobacco Holdings,
             Inc. ...............................      7,442
                                                    --------
                                                      43,191
                                                    --------
            FOREST & PAPER PRODUCTS -- 3.6%
     219    Abitibi-Consolidated, Inc. ..........      1,344
      40    Bowater, Inc. .......................      1,775
     200    Kimberly-Clark Corp. ................     11,080
      87    Temple-Inland, Inc. .................      4,354
     210    Weyerhaeuser Co. ....................     10,471
                                                    --------
                                                      29,024
                                                    --------
            INSURANCE -- 5.5%
     114    Ace Ltd. ............................      4,029
     140    AFLAC, Inc. .........................      3,422
      87    CIGNA Corp. .........................      6,371
      79    Marsh & McLennan Cos., Inc. .........      7,682
     125    MBIA, Inc. ..........................      5,741
     162    St. Paul Cos., Inc. (The)............      7,454
     121    XL Capital Ltd., Class A.............     10,545
                                                    --------
                                                      45,244
                                                    --------
            MACHINERY -- 2.2%
     231    Caterpillar, Inc. ...................     10,317
     231    Parker-Hannifin Corp. ...............      8,286
                                                    --------
                                                      18,603
                                                    --------
            MEDIA & ENTERTAINMENT -- 2.5%
     205    Gannett Co., Inc. ...................     12,975
    +127    Knight-Ridder, Inc. .................      7,138
                                                    --------
                                                      20,113
                                                    --------
            METALS, MINERALS & MINING -- 3.0%
    +493    Alcoa, Inc. .........................     15,896
     169    Lockheed Martin Corp. ...............      8,232
                                                    --------
                                                      24,128
                                                    --------

The accompanying notes are an integral part of this financial statement.

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
                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            REAL ESTATE -- 1.2%
     208    Equity Office Properties Trust
             (REIT)..............................   $  5,939
      73    Kimco Realty Corp. (REIT)............      3,569
                                                    --------
                                                       9,508
                                                    --------
            RETAIL -- 3.2%
     349    Family Dollar Stores, Inc. ..........     10,075
     392    McDonald's Corp. ....................     10,222
     112    Wal-Mart Stores, Inc. ...............      5,747
                                                    --------
                                                      26,044
                                                    --------
            SOFTWARE & SERVICES -- 1.7%
    *137    AOL Time Warner, Inc. ...............      4,276
    *167    Microsoft Corp. .....................      9,705
                                                    --------
                                                      13,981
                                                    --------
            TRANSPORTATION -- 4.9%
     253    Boeing Co. (The).....................      8,232
    *193    CP Railway Ltd. .....................      3,252
     190    Delta Air Lines, Inc. ...............      4,346
    *136    Fedex Corp. .........................      5,579
     398    Ford Motor Co. ......................      6,392
     168    Union Pacific Corp. .................      8,743
     106    USFreightways Corp. .................      3,310
                                                    --------
                                                      39,854
                                                    --------
            UTILITIES -- 7.6%
     202    Constellation Energy Group, Inc. ....      4,523
     178    El Paso Energy Corp. ................      8,742
     269    Exelon Corp. ........................     11,323
     173    FirstEnergy Corp. ...................      5,975
     232    FPL Group, Inc. .....................     12,303
     211    Pinnacle West Capital Corp. .........      8,898
     +52    UtiliCorp. United, Inc. .............      1,538
     341    Waste Management, Inc. ..............      8,352
                                                    --------
                                                      61,654
                                                    --------
            Total common stocks..................   $770,550
                                                    ========
PRINCIPAL
 AMOUNT
---------
 EQUITY LINKED NOTES -- 0.4%
            MEDIA & ENTERTAINMENT -- 0.4%
 $    38    Tribune Co.
             2.00% due 05/15/29..................   $  3,309
                                                    --------
            Total equity linked notes............   $  3,309
                                                    ========
SHORT-TERM SECURITIES -- 4.7%
            REPURCHASE AGREEMENT -- 4.7%
 $38,655    Joint Repurchase Agreement (See Note
             2(f))
             2.567% due 11/01/01.................   $ 38,655
                                                    --------
            Total short-term securities..........   $ 38,655
                                                    ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $808,661).....    94.5%  $770,550
Total equity linked notes (cost
  $5,430)...............................     0.4      3,309
Total short-term securities (cost
  $38,655)..............................     4.7     38,655
                                           -----   --------
Total investment in securities (total
  cost $852,746)........................    99.6    812,514
Cash, receivables and other assets......     1.1      9,393
Security lending collateral (See note
  2(d)).................................     2.6     21,477
Payable for securities purchased........    (0.5)    (4,379)
Payable for Fund shares redeemed........    (0.2)    (1,609)
Security lending collateral payable to
  brokers (See note 2(d))...............    (2.6)   (21,477)
Other liabilities.......................    (0.0)      (350)
                                           -----   --------
Net assets..............................   100.0%  $815,569
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 52,682 shares
  outstanding..................................   $     53
Paid-in surplus................................    846,504
Accumulated undistributed net investment
  income.......................................        409
Accumulated undistributed net realized gain on
  investments..................................      8,835
Unrealized depreciation of investments.........    (40,232)
                                                  --------
Net assets.....................................   $815,569
                                                  ========

Class A
  Net assets value per share ($521,543 / 33,575
    shares outstanding) (125,000 shares
    authorized)..................................   $15.53
                                                    ======
  Maximum offering price per share
    ($15.53 / 94.5%).............................   $16.44
                                                    ======
Class B
  Net assets value per share ($150,592 / 9,795
    shares outstanding) (75,000 shares
    authorized)..................................   $15.37
                                                    ======
Class C
  Net assets value per share ($117,108 / 7,637
    shares outstanding) (50,000 shares
    authorized)..................................   $15.33
                                                    ======
  Maximum offering price per share
    ($15.33 / 99.0%).............................   $15.49
                                                    ======
Class Y
  Net assets value per share ($26,326 / 1,675
    shares outstanding) (50,000 shares
    authorized)..................................   $15.71
                                                    ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of October 31, 2001 (See Note
  2(d)).

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     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD ADVISERS FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 60.0%
            AEROSPACE & DEFENSE -- 0.4%
    *677    General Motors Corp., Class H......   $    9,309
                                                  ----------
            BANKS -- 6.4%
     550    American Express Co. ..............       16,187
     420    Bank One Corp. ....................       13,940
     981    Citigroup, Inc. ...................       44,651
     400    Fleet Boston Financial Corp. ......       13,144
     600    Morgan (J.P.) Chase & Co., Inc. ...       21,216
    +460    State Street Corp. ................       20,948
     800    U.S. Bancorp.......................       14,224
                                                  ----------
                                                     144,310
                                                  ----------
            BUSINESS SERVICES -- 0.4%
    *500    Accenture Ltd. ....................        8,785
                                                  ----------
            CHEMICALS -- 0.7%
     485    Dow Chemical Co. (The).............       16,120
                                                  ----------
            COMMUNICATIONS -- 2.4%
      *6    McDATA Corp., Class A..............           94
     400    Qwest Communications International,
             Inc. .............................        5,180
     433    SBC Communications, Inc. ..........       16,498
     335    Verizon Communications, Inc. ......       16,686
  *1,099    WorldCom, Inc. ....................       14,785
                                                  ----------
                                                      53,243
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT -- 3.4%
  *1,216    Cisco Systems, Inc. ...............       20,570
   1,017    Compaq Computer Corp. .............        8,896
    *714    EMC Corp. .........................        8,792
     261    International Business Machines
             Corp. ............................       28,195
    *883    Solectron Corp. ...................       10,857
                                                  ----------
                                                      77,310
                                                  ----------
            CONSUMER NON-DURABLES -- 2.7%
     300    Gillette Co. (The).................        9,327
    *661    Safeway, Inc. .....................       27,547
     440    Tyco International Ltd. ...........       21,622
                                                  ----------
                                                      58,496
                                                  ----------
            DRUGS -- 7.0%
     400    Abbott Laboratories................       21,192
     437    American Home Products Corp. ......       24,392
     424    Bristol-Myers Squibb Co. ..........       22,663
     378    Merck & Co., Inc. .................       24,120
     748    Pfizer, Inc. ......................       31,350
     300    Pharmacia Corp. ...................       12,160
     584    Schering-Plough Corp. .............       21,713
                                                  ----------
                                                     157,590
                                                  ----------
            ELECTRONICS -- 4.2%
     260    Emerson Electric Co. ..............       12,745
   1,285    General Electric Co. ..............       46,783
   1,015    Intel Corp. .......................       24,786
     395    Texas Instruments, Inc. ...........       11,056
                                                  ----------
                                                      95,370
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ENERGY & SERVICES -- 4.5%
    +271    Anadarko Petroleum Corp. ..........   $   15,449
     154    ChevronTexaco Corp. ...............       13,637
    +400    Conoco, Inc. ......................       10,280
   1,161    ExxonMobil Corp. ..................       45,801
     348    Schlumberger Ltd. .................       16,865
                                                  ----------
                                                     102,032
                                                  ----------
            FINANCIAL SERVICES -- 1.6%
     483    Franklin Resources, Inc. ..........       15,488
    +452    Merrill Lynch & Co., Inc. .........       19,774
                                                  ----------
                                                      35,262
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 2.0%
     395    Coca-Cola Co. (The)................       18,913
     539    PepsiCo., Inc. ....................       26,250
                                                  ----------
                                                      45,163
                                                  ----------
            FOREST & PAPER PRODUCTS -- 1.5%
     200    International Paper Co. ...........        7,160
     340    Kimberly-Clark Corp. ..............       18,851
     140    Weyerhaeuser Co. ..................        6,987
                                                  ----------
                                                      32,998
                                                  ----------
            HEALTH SERVICES -- 0.8%
    +462    HCA -- The Healthcare Co. .........       18,307
                                                  ----------
            HOTELS & GAMING -- 0.2%
     125    Marriott International, Inc. Class
             A.................................        3,916
                                                  ----------
            INSURANCE -- 2.9%
     400    American International Group,
             Inc. .............................       31,438
     339    Marsh & McLennan Cos., Inc. .......       32,827
                                                  ----------
                                                      64,265
                                                  ----------
            MACHINERY -- 0.7%
     272    United Technologies Corp. .........       14,663
                                                  ----------
            MEDIA & ENTERTAINMENT -- 2.6%
     448    Gannett Co., Inc. .................       28,314
  *1,300    Liberty Media Corp. ...............       15,197
    *425    Viacom, Inc., Class B..............       15,517
                                                  ----------
                                                      59,028
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.0%
     380    Johnson & Johnson Co. .............       22,006
                                                  ----------
            METALS, MINERALS & MINING -- 1.5%
     630    Alcoa, Inc. .......................       20,330
     250    Illinois Tool Works, Inc. .........       14,300
                                                  ----------
                                                      34,630
                                                  ----------
            RETAIL -- 3.1%
     460    CVS Corp. .........................       10,994
     600    Home Depot, Inc. (The).............       22,938
     703    Wal-Mart Stores, Inc. .............       36,139
                                                  ----------
                                                      70,071
                                                  ----------
            SOFTWARE & SERVICES -- 5.5%
    *900    AOL Time Warner, Inc. .............       28,089
     300    Automatic Data Processing, Inc. ...       15,498

The accompanying notes are an integral part of this financial statement.

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
                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
  8w*283    Computer Sciences Corp. ...........   $   10,159
   *+420    i2 Technologies, Inc. .............        1,915
    *920    Microsoft Corp. ...................       53,498
  *1,100    Oracle Corp. ......................       14,916
                                                  ----------
                                                     124,075
                                                  ----------
            TRANSPORTATION -- 1.2%
     408    Boeing Co. (The)                          13,301
    *330    Fedex Corp. .......................       13,556
                                                  ----------
                                                      26,857
                                                  ----------
            UTILITIES -- 3.3%
     447    Duke Energy Corp. .................       17,185
     450    El Paso Energy Corp. ..............       22,077
     450    Exelon Corp. ......................       18,932
     296    FPL Group, Inc. ...................       15,707
                                                  ----------
                                                      73,901
                                                  ----------
            Total common stocks................   $1,347,707
                                                  ==========

PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES ### -- 14.6%
            BANKS -- 1.0%
 $ 2,005    American Express Co. (A1)
             6.875% due 11/01/05...............   $    2,154
     500    Bank of America Corp. (Aa3)
             7.875% due 12/01/02...............          527
   3,000    Bank One Corp. (Aa3)
             6.50% due 02/01/06................        3,188
   3,000    Bank One Corp. (Aa3)
             6.875% due 08/01/06...............        3,240
   2,000    Bayerische Landesbank Girozentrale
             (NY) (Aaa) 5.65% due 02/01/09.....        2,029
     545    First Union National Bank (A1)
             5.80% due 12/01/08................          553
   2,755    Key Bank N.A. (A1) 5.80% due
             04/01/04..........................        2,882
   3,000    Wachovia Corp. (A2)
             5.625% due 12/15/08...............        3,001
   5,000    Wells Fargo & Co. (Aa2) 6.50% due
             09/03/02..........................        5,159
                                                  ----------
                                                      22,733
                                                  ----------
            CHEMICALS -- 0.4%
     500    ICI Wilmington, Inc. (Baa2) 6.95%
             due 09/15/04......................          531
   1,000    Praxair, Inc. (A3) 6.15% due
             04/15/03..........................        1,033
   7,000    Rohm & Haas Co. (A3) 7.40% due
             07/15/09..........................        7,751
                                                  ----------
                                                       9,315
                                                  ----------
            COMMUNICATIONS -- 0.9%
   3,000    AT&T Corp. (A3) 6.50% due
             03/15/29..........................        2,593
   1,580    Motorola, Inc. (A3) 7.60% due
             01/01/07..........................        1,608

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
 $ 1,000    New York Telephone Co. (A1) 6.00%
             due 04/15/08......................   $    1,033
   7,055    Sprint Capital Corp. (Baa1) 6.125%
             due 11/15/08......................        7,111
   7,000    WorldCom, Inc. (A3) 6.40% due
             08/15/05..........................        7,165
                                                  ----------
                                                      19,510
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT -- 0.3%
   5,000    Hewlett-Packard Co. (A2) 7.15% due
             06/15/05..........................        5,378
   2,000    Pitney Bowes, Inc. (Aa3) 5.50% due
             04/15/04..........................        2,073
                                                  ----------
                                                       7,451
                                                  ----------
            CONSUMER NON-DURABLES -- 0.9%
   2,500    Alberto-Culver Co. (Baa1) 8.25% due
             11/01/05..........................        2,730
   7,000    Clorox Co. (The) (A1) 6.125% due
             02/01/11..........................        7,147
   2,000    Colgate-Palmolive Co. (Aa3) 5.58%
             due 11/06/08......................        2,089
   7,000    Procter & Gamble Co. (The) (Aa3)
             9.36% due 01/01/21................        9,309
                                                  ----------
                                                      21,275
                                                  ----------
            DRUGS -- 0.2%
   2,000    American Home Products Corp. (A3)
             7.25% due 03/01/23................        2,073
   3,000    Pharmacia Corp. (A1) 6.60% due
             12/01/28..........................        3,157
                                                  ----------
                                                       5,230
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.3%
   2,000    Danaher Corp. (A2) 6.00% due
             10/15/08..........................        2,043
   5,000    Eaton Corp. (A2) 6.95% due
             11/15/04..........................        5,386
                                                  ----------
                                                       7,429
                                                  ----------
            ENERGY & SERVICES -- 0.5%
   7,000    Atlantic Richfield Co. (Aa1) 5.90%
             due 04/15/09......................        7,278
  +7,000    Enron Corp. (Baa2) 6.40% due
             07/15/06..........................        5,439
                                                  ----------
                                                      12,717
                                                  ----------
            FINANCIAL SERVICES -- 1.7%
   2,000    Associates Corp. of North America
             (Aa1) 6.00% due 07/15/05..........        2,105
   2,000    AXA Financial, Inc. (A2) 7.00% due
             04/01/28..........................        2,018
  @2,725    ERAC USA Finance Co. (Baa1) 7.35%
             due 06/15/08......................        2,809

 THE HARTFORD ADVISERS FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
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
PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
CORPORATE NOTES ### -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
 $10,000    Financing Corp. (AAA S&P) 9.80% due
             04/06/18..........................   $   14,682
   7,000    General Motors Acceptance Corp.
             (A2) 8.00% due 11/01/31...........        7,244
   2,000    Toyota Motor Credit Corp. (Aa1)
             5.50% due 12/15/08................        2,040
   2,000    Transamerica Finance Corp. (A3)
             6.125% due 11/01/01...............        2,000
  @5,000    USAA Capital Corp. (Aa1) 6.90% due
             11/01/02..........................        5,213
                                                  ----------
                                                      38,111
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 1.0%
   5,000    Archer-Daniels-Midland Co. (A1)
             7.00% due 02/01/31................        5,302
   2,000    Archer-Daniels-Midland Co. (A1)
             8.125% due 06/01/12...............        2,400
   4,906    CanAgra Foods, Inc. (Baa1) 6.70%
             due 08/01/27......................        5,016
   2,000    Hershey Foods Corp. (A1) 7.20% due
             08/15/27..........................        2,114
   7,000    PepsiAmericas, Inc. (Baa1) 5.95%
             due 02/15/06......................        7,270
   3,000    PepsiAmericas, Inc. (Baa1) 6.375%
             due 05/01/09......................        3,087
                                                  ----------
                                                      25,189
                                                  ----------
            FOREST & PAPER PRODUCTS -- 0.3%
   7,000    Westvaco Corp. (Baa1) 7.95% due
             02/15/31..........................        7,251
                                                  ----------
            INSURANCE -- 2.1%
   3,000    ACE INA Holdings (A2) 8.30% due
             08/15/06..........................        3,272
   2,000    Allmerica Financial Corp. (A2)
             7.625% due 10/15/25...............        2,081
   2,000    Allstate Corp. (The) (A1) 6.75% due
             05/15/18..........................        2,046
   1,900    Allstate Corp. (The) (A1) 6.75% due
             06/15/03..........................        2,007
   7,000    American Re Corp. (Aa1) 7.45% due
             12/15/26..........................        7,604
   1,420    AmerUs Group Co. (Baa3) 6.95% due
             06/15/05..........................        1,462
   1,000    CIGNA Corp. (A3) 6.375% due
             01/15/06..........................        1,044
   1,260    CIGNA Corp. (A3) 7.40% due
             05/15/07..........................        1,385
  @2,000    Jackson National Life Insurance Co.
            (A2) 8.15% due 03/15/27............        2,180
  @2,000    John Hancock Financial Services, Inc.
            (A1) 7.375% due 02/15/24...........        2,069
   1,000    Liberty Financial Co. (A3) 6.75%
             due 11/15/08......................        1,102

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
            INSURANCE -- (CONTINUED)
 @$5,000    Liberty Mutual Insurance (A2) 8.20%
             due 05/04/07......................   $    5,400
   1,000    MBIA, Inc. (Aa2) 7.00% due
             12/15/25..........................          994
  @2,000    New England Mutual Life Insurance
             Co. (A1) 7.875% due 02/15/24......        2,067
   7,000    Provident Cos., Inc. (Baa1) 7.00%
             due 07/15/18......................        6,863
  @2,000    Prudential Funding LLC (A2) 6.750%
             due 09/15/23......................        1,894
   2,000    Torchmark Corp. (Baa1) 8.25% due
             08/15/09..........................        2,188
   1,000    UnitedHealth Group, Inc. (A3) 6.60%
             due 12/01/03......................        1,054
                                                  ----------
                                                      46,712
                                                  ----------
            MACHINERY -- 0.4%
   2,000    Parker Hannifin Corp. (A2) 5.65%
             due 09/15/03......................        2,080
   7,000    United Technologies Corp. (A3)
             7.125% due 11/15/10...............        7,772
                                                  ----------
                                                       9,852
                                                  ----------
            MEDIA & ENTERTAINMENT -- 1.2%
   7,000    Comcast Cable Communications (Baa2)
             6.875% due 06/15/09...............        7,323
     500    Scripps (E.W.) Co. (The) (A2)
             6.375% due 10/15/02...............          513
   7,000    USA Networks, Inc. (Baa3) 6.75% due
             11/15/05..........................        7,327
   7,000    Viacom, Inc. (A3) 7.70% due
             07/30/10..........................        7,814
   3,000    Washington Post Co. (Aa3) 5.50% due
             02/15/09..........................        3,005
                                                  ----------
                                                      25,982
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.1%
  +2,000    Becton, Dickinson & Co. (A2) 6.70%
             due 08/01/28......................        2,002
                                                  ----------
            METALS, MINERALS & MINING -- 0.5%
   7,000    Alcoa, Inc. (A1) 7.375% due
             08/01/10..........................        7,886
   4,000    Vulcan Materials Co. (A1) 5.75% due
             04/01/04..........................        4,143
                                                  ----------
                                                      12,029
                                                  ----------
            RETAIL -- 0.8%
   4,000    Albertson's, Inc. (Baa1) 6.55% due
             08/01/04..........................        4,245
   5,000    Home Depot, Inc. (The) (Aa3) 6.50%
             due 09/15/04......................        5,416
   1,345    Target Corp. (A2) 5.875% due
             11/01/08..........................        1,398
   6,000    Wal-Mart Stores, Inc. (Aa2) 6.875%
             due 08/10/09......................        6,708
                                                  ----------
                                                      17,767
                                                  ----------

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
CORPORATE NOTES ### -- (CONTINUED)
            0-SOFTWARE & SERVICES -- 0.0%
 $ 1,000    Computer Associates International,
             Inc. (Baa1) 6.50% due 04/15/08....   $      967
                                                  ----------
            TRANSPORTATION -- 0.9%
  +6,000    Burlington Northern Santa Fe Corp.
            (Baa2) 7.875% due 04/15/07.........        6,756
   5,000    DaimlerChrysler North America Hold-
             ing Corp. (A3) 7.125% due
             04/10/03..........................        5,182
   7,000    Ford Motor Co. (A3) 6.625% due
             10/01/28..........................        5,909
   2,000    Rockwell International Corp. (A3)
             6.70% due 01/15/28................        1,886
                                                  ----------
                                                      19,733
                                                  ----------
            UTILITIES -- 0.7%
   4,000    Alabama Power Co. (A2) 7.125% due
             08/15/04..........................        4,325
    @200    Allegheny Energy Supply (Baa1)
             7.80% due 03/15/11................          217
   4,000    Duke Energy Corp. (A1) 5.375% due
             01/01/09..........................        3,952
   2,000    Great Plains Energy, Inc. (A2)
             7.125% due 12/15/05...............        2,136
   4,000    National Fuel Gas Co. (A2) 6.00%
             due 03/01/09......................        3,970
   1,150    Northern Border Pipeline Co. (A3)
             7.75% due 09/01/09................        1,218
     500    Williams Cos., Inc. (The) (Baa2)
             6.50% due 11/15/02................          514
                                                  ----------
                                                      16,332
                                                  ----------
            Total corporate notes..............   $  327,587
                                                  ==========
FOREIGN/YANKEE BONDS & NOTES ## -- 0.6%
            FOREIGN CORPORATIONS -- 0.6%
 $ 2,000    Alcan, Inc. (A2) 7.25% due
             11/01/28..........................   $    2,124
   7,000    Apache Finance Property Ltd. (A3)
             7.00% due 03/15/09................        7,488
    @255    Chilquinta Energia Finance Co., LLC
             (Aaa) 6.62% due 04/01/11..........          266
   4,000    TXU Eastern Funding Co. (Baa1)
             6.45% due 05/15/05................        4,152
                                                  ----------
                                                      14,030
                                                  ----------
            Total foreign/yankee bonds &
             notes.............................   $   14,030
                                                  ==========
U.S. TREASURIES & FEDERAL AGENCIES -- 20.3%
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION -- 3.8%
 $23,652    6.00% due 11/20/23 - 06/20/30......   $   23,998
  28,646    6.50% due 04/15/26 - 06/15/29......       29,612

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION -- (CONTINUED)
 $19,529    7.00% due 07/15/23 - 12/15/28......   $   20,425
   9,131    8.00% due 12/15/29 - 12/15/30......        9,671
                                                  ----------
                                                      83,706
                                                  ----------
            U.S. TREASURY BONDS -- 13.2%
  30,000    5.75% due 04/30/03.................       31,561
 +44,750    5.875% due 11/15/05................       48,982
  25,000    6.00% due 08/15/09.................       28,083
 +14,000    6.125% due 08/15/07................       15,668
 +80,000    6.25% due 08/15/23.................       92,061
 +66,000    6.50% due 08/15/05.................       73,518
  +6,000    7.50% due 02/15/05.................        6,824
                                                  ----------
                                                     296,697
                                                  ----------
            U.S. TREASURY NOTES -- 3.3%
 +20,000    5.00% due 02/15/11.................       21,109
 +40,000    5.50% due 05/15/09.................       43,652
 +10,000    5.75% due 11/30/02.................       10,392
                                                  ----------
                                                      75,153
                                                  ----------
            Total U.S. treasuries & federal
             agencies..........................   $  455,556
                                                  ==========
SHORT-TERM SECURITIES -- 3.9%
            REPURCHASE AGREEMENT -- 3.9%
 $86,782    Joint Repurchase Agreement
             (See Note 2(f))
             2.567% due 11/01/01...............   $   86,782
                                                  ----------
            Total short-term securities........   $   86,782
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,531,221).........................    60.0%  $1,347,707
Total corporate notes (cost
  $314,474)...........................    14.6      327,587
Total foreign/yankee bonds & notes
  (cost $13,315)......................     0.6       14,030
Total U.S. treasuries & federal
  agencies (cost $419,045)............    20.3      455,556
Total short-term securities (cost
  $86,782)............................     3.9       86,782
                                         -----   ----------
Total investment in securities
  (total cost $2,364,837).............    99.4    2,231,662
Cash, receivables and other assets....     1.0       24,523
Security lending collateral (See note
  2(d))...............................    11.1      249,066
Payable for securities purchased......    (0.3)      (6,923)
Payable for Fund shares redeemed......    (0.1)      (2,394)
Security lending collateral payable to
  brokers (See note 2(d)).............   (11.1)    (249,066)
Other liabilities.....................    (0.0)        (977)
                                         -----   ----------
Net assets............................   100.0%  $2,245,891
                                         =====   ==========

 THE HARTFORD ADVISERS FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  400,000 shares authorized; 156,607 shares
  outstanding.................................   $      157
Paid-in surplus...............................    2,442,370
Accumulated undistributed net investment
  income......................................        3,162
Accumulated undistributed net realized loss on
  investments.................................      (66,623)
Unrealized depreciation of investments........     (133,175)
                                                 ----------
Net assets....................................   $2,245,891
                                                 ==========

Class A
Net assets value per share ($1,088,858 / 75,719
  shares outstanding)(175,000 shares
  authorized)....................................   $14.38
                                                    ======
Maximum offering price per share
  ($14.38 / 94.5%)...............................   $15.22
                                                    ======
Class B
Net assets value per share ($622,519 / 43,727
  shares outstanding) (75,000 shares
  authorized)....................................   $14.24
                                                    ======
Class C
Net assets value per share ($478,194 / 33,286
  shares outstanding) (50,000 shares
  authorized)....................................   $14.37
                                                    ======
Maximum offering price per share
  ($14.37 / 99.0%)...............................   $14.51
                                                    ======
Class Y
Net assets value per share ($56,320 / 3,875
  shares outstanding) (100,000 shares
  authorized)....................................   $14.54
                                                    ======

  *  Non-income producing during the period.
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October
     31, 2001, the market value of these securities amounted to $22,115 or 1.0% of net assets.
  + All or a portion of this security was on loan as of October 31, 2001 (See Note 2(d)).
### The ratings associated with the corresponding bond holdings were obtained from Moody's as of October 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD HIGH YIELD FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
CORPORATE NOTES ### -- 72.6%
            AEROSPACE & DEFENSE -- 0.2%
$     450   Condor Systems, Inc. (Ca)
             11.875% due 05/01/09..............  $      153
                                                 ----------
            BANKS -- 0.9%
      300   Golden State Holdings, Inc. (Ba1)
             7.125% due 08/01/05...............         306
      520   Sovereign Bankcorp, Inc. (Ba3)
             8.625% due 03/15/04...............         550
                                                 ----------
                                                        856
                                                 ----------
            BUSINESS SERVICES -- 1.1%
      800   Building One Services Corp. (B2)
             10.50% due 05/01/09...............         588
       75   Interpool, Inc. (Ba3)
             7.35% due 08/01/07................          69
     @350   United Rentals (North America),
             Inc. (B1)
             10.75% due 04/15/08...............         368
                                                 ----------
                                                      1,025
                                                 ----------
            CHEMICALS -- 3.2%
      500   ARCO Chemical Co. (Ba3)
             9.80% due 02/01/20................         437
      980   Equistar Chemicals LP (Ba2)
             7.55% due 02/15/26................         637
      170   Georgia Gulf Corp. (Ba2)
             7.625% due 11/15/05...............         174
      215   Georgia Gulf Corp. (B2)
             10.375% due 11/01/07..............         220
     @300   Huntsman Corp. (Ca)
             9.50% due 07/01/07................          18
      150   Huntsman ICI Chemicals LLC (B2)
             10.125% due 07/01/09..............         122
     @125   IMC Global, Inc. (Baa3)
             11.25% due 06/01/11...............         128
      480   Lyondell Chemical Co. (Ba3)
             9.625% due 05/01/07...............         461
    1,200   Millennium America, Inc. (Ba1)
             7.625% due 11/15/26...............         860
                                                 ----------
                                                      3,057
                                                 ----------
            COMMUNICATIONS -- 15.0%
      680   Allegiance Telecom, Inc. (B3)
             11.75% due 02/15/08...............         275
      200   Centennial Communications Corp.
             (B3)
             10.75% due 12/15/08...............         173
      860   Crown Castle International Corp.
             (B3)
             9.375% due 08/01/11...............         748
      325   Crown Castle International Corp.
             (B3)
             10.75% due 08/01/11...............         307
    1,025   Echostar DBS Corp. (B1)
             9.375% due 02/01/09...............       1,046
      295   Focal Communications Corp. (Caa3)
             11.875% due 01/15/10..............         106
      300   Focal Communications Corp. (Caa3)
             12.25% due 02/15/08...............          81

PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
            COMMUNICATIONS -- (CONTINUED)
$  +3,095   Level 3 Communications, Inc. (Caa1)
             9.125% due 05/01/08...............  $    1,393
      810   Level 3 Communications, Inc. (Caa1)
             11.00% due 03/15/08...............         389
EUR   825   Level 3 Communications, Inc. (Caa1)
             11.25% due 03/15/10...............         334
     +150   Loral Space & Communications Ltd.
             (B3)
             9.50% due 01/15/06................          75
    1,755   Lucent Technologies, Inc. (Ba3)
             6.45% due 03/15/29................       1,106
      100   McLeodUSA, Inc. (CCC+ S&P)
             8.125% due 02/15/09...............          23
      100   McLeodUSA, Inc. (B3)
             9.25% due 07/15/07................          24
      300   McLeodUSA, Inc. (B3)
             9.50% due 11/01/08................          72
    1,305   McLeodUSA, Inc. (B3)
             11.375% due 01/01/09..............         352
      200   McLeodUSA, Inc. (B3)
             11.50% due 05/01/09...............          52
EUR   300   Metromedia Fiber Network, Inc.
             (Caa3)
             10.00% due 12/15/09...............          57
    1,330   Metromedia Fiber Network, Inc.
             (Caa3)
             10.00% due 11/15/08...............         293
      450   Metromedia Fiber Network, Inc.
             (Caa3)
             10.00% due 12/15/09...............          99
    1,180   Motorola, Inc. (A3)
             5.22% due 10/01/97................         732
    2,620   NEXTEL Communications, Inc. (B1)
             9.375% due 11/15/09...............       1,841
EUR   475   NTL Communications Corp. (B3)
             9.875% due 11/15/09...............         222
EUR   870   NTL Communications Corp. (B3)
             12.375% due 02/01/08..............         494
      450   PanAmSat Corp. (Baa2)
             6.875% due 01/15/28...............         297
      170   RCN Corp. (Caa2)
             9.80% due 02/15/08................          41
    1,520   Spectrasite Holdings, Inc. (B3)
             11.25% due 04/15/09...............         441
      100   Telecorp PCS, Inc. (B3)
             10.625% due 07/15/10..............         116
      645   Time Warner Telecom, Inc. (B2)
             9.75% due 07/15/08................         490
      400   Tritel PCS, Inc. (B3)
             10.375% due 01/15/11..............         459
    1,350   Williams Communications Group, Inc.
             (Caa1)
             10.875% due 10/01/09..............         581
    2,610   Williams Communications Group, Inc.
             (Caa1)
             11.70% due 08/01/08...............       1,122
      750   XO Communications, Inc. (Caa1)
             10.75% due 11/15/08...............         143
    1,065   XO Communications, Inc. (Caa1)
             12.50% due 04/15/06...............         213
                                                 ----------
                                                     14,197
                                                 ----------

 THE HARTFORD HIGH YIELD FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
CORPORATE NOTES ### -- (CONTINUED)
            CONSTRUCTION -- 1.4%
$     600   Centex Corp. (Baa2)
             7.875% due 02/01/11...............  $      613
       50   Del Webb Corp. (Ba1)
             9.375% due 05/01/09...............          51
      155   Integrated Electrical Services,
             Inc. (B2)
             9.375% due 02/01/09...............         130
      220   Kaufman and Broad Home Corp. (Ba2)
             7.75% due 10/15/04................         220
      100   MDC Holdings, Inc. (Ba2)
             8.375% due 02/01/08...............         101
      125   Toll Corp. (BB+ S&P)
             7.75% due 09/15/07................         122
      100   Toll Corp. (Ba2)
             8.75% due 11/15/06................         101
                                                 ----------
                                                      1,338
                                                 ----------
            CONSUMER NON-DURABLES -- 2.0%
      200   Airgas, Inc. (Ba1)
             9.125% due 10/01/11...............         210
     @283   Armkel LLC (B2)
             9.50% due 08/15/09................         296
      675   Fleming Cos., Inc. (Ba3)
             10.125% due 04/01/08..............         705
     @385   Plastipak Holdings, Inc. (B3)
             10.75% due 09/01/11...............         403
      400   Xerox Corp. (Ba1)
             5.25% due 12/15/03................         316
                                                 ----------
                                                      1,930
                                                 ----------
            CONSUMER SERVICES -- 1.9%
    1,245   Service Corp. International (B1)
             6.50% due 03/15/08................       1,105
      420   Service Corp. International (B1)
             6.875% due 10/01/07...............         380
      300   Service Corp. International (B1)
             7.875% due 02/01/13...............         269
                                                 ----------
                                                      1,754
                                                 ----------
            DRUGS -- 0.9%
     @240   ALARIS Medical Systems, Inc. (B2)
             11.625% due 12/01/06..............         254
      540   Watson Pharmaceuticals, Inc. (Ba1)
             7.125% due 05/15/08...............         558
                                                 ----------
                                                        812
                                                 ----------
            ENERGY & SERVICES -- 5.7%
      150   Belco Oil & Gas Corp. (Ba3)
             8.875% due 09/15/07...............         153
       75   Clark Refining & Marketing, Inc.
             (Ba3)
             8.625% due 08/15/08...............          65
       50   Cross Timbers Oil Co. (Ba3)
             8.75% due 11/01/09................          52
      900   Newpark Resources, Inc. (B2)
             8.625% due 12/15/07...............         801
      403   Nuevo Energy Co. (B1)
             9.50% due 06/01/08................         391

PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
            ENERGY & SERVICES -- (CONTINUED)
$     161   Peabody Energy Corp. (B1)
             9.625% due 05/15/08...............  $      171
      325   Pioneer Natural Resources Co. (Ba1)
             6.50% due 01/15/08................         313
      500   Pioneer Natural Resources Co. (Ba1)
             7.20% due 01/15/28................         438
      450   Plains Resources, Inc. (B2)
             10.25% due 03/15/06...............         457
      320   Pogo Producing Co. (B1)
             8.25% due 04/15/11................         324
      650   Pogo Producing Co. (B1)
             10.375% due 02/15/09..............         692
      150   R&B Falcon Corp. (Baa3)
             6.50% due 04/15/03................         155
      100   R&B Falcon Corp. (Baa3)
             7.375% due 04/15/18...............          98
      200   Snyder Oil Co. (Baa3)
             8.75% due 06/15/07................         210
      575   Tesoro Petroleum Corp. (B1)
             9.00% due 07/01/08................         561
      400   Varco International, Inc. (Baa2)
             7.50% due 02/15/08................         400
      125   Vintage Petroleum, Inc. (Ba3)
             9.75% due 06/30/09................         134
                                                 ----------
                                                      5,415
                                                 ----------
            FINANCIAL SERVICES -- 0.6%
      200   HMH Properties, Inc. (Ba2)
             8.45% due 12/01/08................         176
      465   Xerox Credit Corp. (Ba1)
             6.10% due 12/16/03................         403
                                                 ----------
                                                        579
                                                 ----------
            FOOD, BEVERAGE & TOBACCO -- 0.3%
      260   Hercules, Inc. (Ba1)
             6.60% due 08/01/27................         215
      @70   Smithfield Foods, Inc. (Ba2)
             8.00% due 10/15/09................          73
                                                 ----------
                                                        288
                                                 ----------
            FOREST & PAPER PRODUCTS -- 3.9%
      350   Boise Cascade Corp. (Baa3)
             7.35% due 02/01/16................         324
      520   Georgia-Pacific Corp. (Baa3)
             9.875% due 11/01/21...............         534
      385   Louisiana-Pacific Corp. (Ba1)
             8.50% due 08/15/05................         362
      507   Pactiv Corp. (Baa3)
             8.125% due 06/15/17...............         554
      400   Potlatch Corp. (Baa3)
             9.425% due 12/01/09...............         440
     @670   Potlatch Corp. (Ba1)
             10.00% due 07/15/11...............         690

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
CORPORATE NOTES ### -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- (CONTINUED)
w$    600   Stone Container Corp. (B2)
             9.75% due 02/01/11................  $      632
      125   Stone Container Corp. (B2)
             12.58% due 08/01/16...............         134
                                                 ----------
                                                      3,670
                                                 ----------
            HEALTH SERVICES -- 7.1%
      625   Columbia/HCA Healthcare Corp. (Ba1)
             6.91% due 06/15/05................         653
      350   Columbia/HCA Healthcare Corp. (Ba1)
             7.50% due 11/15/95................         305
      250   Columbia/HCA Healthcare Corp. (Ba1)
             9.00% due 12/15/14................         292
      200   HCA -- The Healthcare Co. (Ba1)
             7.125% due 06/01/06...............         210
      290   HEALTH SOUTH Corp. (Ba2)
             3.25% due 04/01/03................         275
      360   HEALTH SOUTH Corp. (Ba1)
             6.875% due 06/15/05...............         362
      340   HEALTH SOUTH Corp. (Ba1)
             7.00% due 06/15/08................         339
    1,075   IASIS Healthcare Corp. (B3)
             13.00% due 10/15/09...............       1,150
     @160   Magellan Health Services, Inc. (B2)
             9.375% due 11/15/07...............         168
    1,200   Manor Care, Inc. (Ba1)
             7.50% due 06/15/06................       1,238
      450   Select Medical Corp. (B3)
             9.50% due 06/15/09................         456
      200   Tenet Healthcare Corp. (Baa3)
             7.625% due 06/01/08...............         237
      100   Tenet Healthcare Corp. (Baa3)
             8.625% due 12/01/03...............         111
      300   Triad Hospitals, Inc. (B1)
             8.75% due 05/01/09................         320
      400   Triad Hospitals, Inc. (B2)
             11.00% due 05/15/09...............         448
     @110   Vanguard Heath Systems, Inc. (B3)
             9.75% due 08/01/11................         116
                                                 ----------
                                                      6,680
                                                 ----------
            HOTELS & GAMING -- 1.2%
      200   MGM Mirage, Inc. (Baa3)
             6.875% due 02/06/08...............         183
      395   MGM Mirage, Inc. (Baa3)
             8.50% due 09/15/10................         398
      400   Park Place Entertainment Corp.
             (Ba1)
             7.875% due 12/15/05...............         390
      100   Park Place Entertainment Corp.
             (Ba1)
             9.375% due 02/15/07...............         102
       25   Starwood Hotels & Resorts, Inc.
             (Ba1)
             6.75% due 11/15/05................          24
                                                 ----------
                                                      1,097
                                                 ----------

PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
            INSURANCE -- 1.1%
$   1,000   Aetna, Inc. (Baa2)
             7.875% due 03/01/11...............  $    1,017
                                                 ----------
            MACHINERY -- 0.5%
      100   American Standard Cos., Inc. (Ba2)
             7.375% due 04/15/05...............         102
      120   Briggs & Stratton Corp. (Ba1)
             8.875% due 03/15/11...............         124
      955   Grove Holdings LLC (C)
             0.00% due 05/01/09................         @@0
      255   Terex Corp. (B2)
             10.375% due 04/01/11..............         263
                                                 ----------
                                                        489
                                                 ----------
            MEDIA & ENTERTAINMENT -- 8.1%
      700   Adelphia Communications Corp. (B2)
             10.25% due 11/01/06...............         672
    1,225   Adelphia Communications Corp. (B2)
             10.25% due 06/15/11...............       1,139
      220   American Greetings Corp. (Ba1)
             6.10% due 08/01/28................         187
     @400   American Greetings Corp. (Ba3)
             11.75% due 07/15/08...............         386
      635   Charter Communications Holdings LLC
             (B2)
             8.625% due 04/01/09...............         606
      830   Charter Communications Holdings LLC
             (Baa1)
             10.00% due 05/15/11...............         838
      350   Charter Communications Holdings LLC
             (B2)
             11.125% due 01/15/11..............         370
      725   CSC Holdings, Inc. (Ba1)
             7.625% due 04/01/11...............         733
     @540   Fox Family Worldwide, Inc. (Baa)
             10.25% due 11/01/07...............         540
      150   Fox/Liberty Networks, LLC (Ba1)
             8.875% due 08/15/07...............         157
      825   Hollinger International Publishing,
             Inc. (Ba3)
             9.25% due 02/01/06................         771
      125   Lenfest Communications, Inc. (Baa3)
             10.50% due 06/15/06...............         148
      430   Liberty Media Corp. (Baa3)
             8.25% due 02/01/30................         401
      175   PRIMEDIA, Inc. (Ba3)
             7.625% due 04/01/08...............         138
      200   PRIMEDIA, Inc. (Ba3)
             8.50% due 02/01/06................         166
      250   PRIMEDIA, Inc. (Ba3)
             10.25% due 06/01/04...............         215
      175   World Color Press, Inc. (Baa2)
             7.75% due 02/15/09................         176
                                                 ----------
                                                      7,643
                                                 ----------

 THE HARTFORD HIGH YIELD FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
CORPORATE NOTES ### -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.8%
$     260   Apogent Technologies, Inc. (Baa3)
             8.00% due 04/01/11................  $      281
      160   Omnicare, Inc. (Ba2)
             8.125% due 03/15/11...............         170
     @325   Owens & Minor, Inc. (B1)
             8.50% due 07/15/11................         343
                                                 ----------
                                                        794
                                                 ----------
            METALS, MINERALS & MINING -- 3.3%
    1,280   AK Steel Holding Corp. (B1)
             7.875% due 02/15/09...............       1,197
      100   Bethlehem Steel Corp. (Ca)
             7.625% due 08/01/04...............           9
      100   Newmont Mining Corp. (Baa3)
             8.625% due 05/15/11...............         104
      460   Phelps Dodge Corp. (Baa3)
             8.75% due 06/01/11................         418
      660   Phelps Dodge Corp. (Baa3)
             9.50% due 06/01/31................         589
      215   Santa Fe Pacific Gold Corp. (Baa3)
             8.375% due 07/01/05...............         226
     @605   United States Steel LLC (Ba3)
             10.75% due 08/01/08...............         545
                                                 ----------
                                                      3,088
                                                 ----------
            REAL ESTATE -- 0.4%
      365   Stewart Enterprises, Inc. (B2)
             10.75% due 07/01/08...............         398
                                                 ----------
            RETAIL -- 0.1%
     @120   AutoNation, Inc. (Ba2)
             9.00% due 08/01/08................         118
                                                 ----------
            TRANSPORTATION -- 2.5%
      100   Newport News Shipbuilding, Inc.
             (Ba1)
             8.625% due 12/01/06...............         105
      200   Newport News Shipbuilding, Inc.
             (Ba3)
             9.25% due 12/01/06................         209
    1,150   Sequa Corp. (Ba2)
             9.00% due 08/01/09................       1,041
      100   United Air Lines, Inc. (B2)
             9.125% due 01/15/12...............          71
      770   United Air Lines, Inc. (B2)
             9.75% due 08/15/21................         539
      500   United Air Lines, Inc. (B2)
             10.67% due 05/01/04...............         400
                                                 ----------
                                                      2,365
                                                 ----------
            UTILITIES -- 10.4%
      350   AES Corp. (The) (Ba1)
             9.375% due 09/15/10...............         324
      575   AES Corp. (The) (Ba1)
             9.50% due 06/01/09................         542
       75   AES Corp. (The) (Ba2)
             10.25% due 07/15/06...............          70
      300   Allied Waste North American, Inc.
             (Ba3)
             6.375% due 01/15/08...............         270

PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
            UTILITIES -- (CONTINUED)
$     400   Allied Waste North America, Inc.
             (Ba3)
             7.40% due 09/15/35................  $      331
      750   Allied Waste North American, Inc.
             (Ba3)
             7.875% due 01/01/09...............         743
      570   Allied Waste North American, Inc.
             (B2)
             10.00% due 08/01/09...............         577
      410   Calpine Corp. (Baa3)
             8.50% due 02/15/11................         413
      245   CMS Energy Corp. (Ba3)
             6.75% due 01/15/04................         243
      150   CMS Energy Corp. (Ba3)
             7.50% due 01/15/09................         146
       80   CMS Energy Corp. (Ba3)
             8.50% due 04/15/11................          82
      130   CMS Energy Corp. (Ba3)
             9.875% due 10/15/07...............         140
      350   Cogentrix Energy, Inc. (Baa3)
             8.75% due 10/15/08................         376
      380   Commonwealth Edison Co. (Baa1)
             8.625% due 02/01/22...............         402
      125   El Paso Electric Co. (Ba3)
             9.40% due 05/01/11................         143
      425   General Chemical Industrial
             Products, Inc. (B3)
             10.625% due 05/01/09..............         289
   @1,455   Mission Energy Holding Co. (Ba2)
             13.50% due 07/15/08...............       1,622
      900   Pacific Gas & Electric Co. (A2)
             6.75% due 10/01/23................         855
      170   Pacific Gas & Electric Co. (A2)
             7.05% due 03/01/24................         162
     @700   Sierra Pacific Power Co. (Aaa)
             8.00% due 06/01/08................         758
      175   Waste Management, Inc. (Ba1)
             6.875% due 05/15/09...............         182
      510   Waste Management, Inc. (Ba1)
             7.375% due 08/01/10...............         545
      800   Western Resources, Inc. (Ba1)
             7.65% due 04/15/23................         614
                                                 ----------
                                                      9,829
                                                 ----------
            Total corporate notes..............  $   68,592
                                                 ==========
FOREIGN/YANKEE BONDS & NOTES ### -- 16.0%
            FOREIGN CORPORATIONS -- 14.3%
$    @300   Acetex Corp. (B2)
             10.875% due 08/01/09..............  $      278
      500   Asia Global Crossing Ltd. (B2)
             13.375% due 10/15/10..............         120
      220   AT&T Canada, Inc. (Baa3)
             7.65% due 09/15/06................         143
      400   British Sky Broadcasting Group PLC
             (Ba1)
             8.20% due 07/15/09................         412
      375   British Telecommunications PLC
             (Baa1)
             8.875% due 12/15/30...............         448

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
FOREIGN/YANKEE BONDS & NOTES ### -- (CONTINUED)
            FOREIGN CORPORATIONS -- (CONTINUED)
$     525   Callahan Nordhein-Westfalen GmbH
             (B3)
             14.00% due 07/15/10...............  $      347
      230   Domtar, Inc. (Baa3)
             7.875% due 10/15/11...............         235
      350   eKabel Holdings GmbH (B3)
             14.50% due 09/01/10...............         189
EUR   400   Flowserve Finance B.V. (B3)
             12.25% due 08/15/10...............         378
      160   Global Crossing Holdings Ltd. (B2)
             8.70% due 08/01/07................          25
    2,333   Global Crossing Holdings Ltd. (B2)
             9.50% due 11/15/09................         385
      575   Global Crossing Holdings Ltd. (B2)
             9.625% due 05/15/08...............          98
      600   Inco Ltd. (Baa3)
             9.60% due 06/15/22................         626
EUR   415   Kappa Beheer B.V. (B2)
             10.625% due 07/15/09..............         400
       30   Koninkliijke (Royal) KPN N.V.
             (Baa3)
             8.00% due 10/01/10................          25
    1,195   Koninkliijke (Royal) KPN N.V.
             (Baa3)
             8.375% due 10/01/30...............         932
EUR   520   KPNQwest N.V. (Ba1)
             7.125% due 06/01/09...............         281
    1,375   KPNQwest N.V. (Ba1)
             8.125% due 06/01/09...............         866
    2,850   Marconi Corp., PLC (Ba3)
             8.375% due 09/15/30...............       1,024
EUR @1,050  Messer Griesheim GmbH (B2)
             10.375% due 06/01/11..............         927
      315   Nortel Networks Corp. (Baa2)
             6.875% due 09/01/23...............         200
      600   Ono Finance PLC (Caa1)
             13.00% due 05/01/09...............         414
      100   Placer Dome, Inc. (Baa2)
             7.125% due 06/15/07...............         103
      645   Quebecor Media, Inc. (B2)
             11.125% due 07/15/11..............         674
      945   Rogers Cablesystems, Inc. (Baa3)
             10.00% due 12/01/07...............       1,004
      250   Rogers Cantel, Inc. (Baa3)
             9.375% due 06/01/08...............         249
      200   Rogers Cantel, Inc. (Baa3)
             9.75% due 06/01/16................         197
      500   Teekay Shipping Corp. (Ba1)
             8.32% due 02/01/08................         512
      260   Telewest Communications PLC (B2)
             9.625% due 10/01/06...............         195

PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
            FOREIGN CORPORATIONS -- (CONTINUED)
$   1,405   Telewest Communications PLC (B2)
             11.00% due 10/01/07...............  $    1,089
      315   Tembec Industries, Inc. (Ba1)
             8.50% due 02/01/11................         332
      250   Tembec Industries, Inc. (Ba1)
             8.625% due 06/30/09...............         263
      100   Trizec Finance Ltd. (Baa3)
             10.875% due 10/15/05..............         102
EUR   330   United Pan-Europe Communications
             N.V. (Caa3)
             10.875% due 11/01/07..............          42
                                                 ----------
                                                     13,515
                                                 ----------
            FOREIGN GOVERNMENTS -- 1.7%
EUR  1,000  Netherlands Government (Aaa)
             5.75% due 09/15/02................         919
      250   Republic of Brazil (B1)
             12.75% due 01/15/20...............         194
      100   Republic of Colombia (Ba2)
             8.375% due 02/15/27...............          71
     @145   Republic of Ecuador (Caa2)
             5.00% due 08/15/30................          58
       @8   Republic of Ecuador (Caa2)
             12.00% due 11/15/12...............           5
     @400   Russian Federation (B2)
             11.00% due 07/24/18...............         358
                                                 ----------
                                                      1,605
                                                 ----------
            Total foreign/yankee bonds &
             notes.............................  $   15,120
                                                 ==========
 SHARES
---------
PREFERRED STOCKS -- 0.5%
            COMMUNICATIONS -- 0.0%
        5   NEXTLINK Communications, Inc.        $       10
                                                 ----------

            METALS, MINERALS & MINING -- 0.5%
       21   Rio Algom Ltd......................         505
                                                 ----------
            Total preferred stocks.............  $      515
                                                 ==========
PRINCIPAL
 AMOUNT
---------
U.S. TREASURIES & FEDERAL AGENCIES -- 1.4%
            U.S. TREASURY NOTES -- 1.4%
$  +1,250   4.625% due 05/16/06................  $    1,299
                                                 ----------
            Total U.S. treasuries & federal
              agencies.........................  $    1,299
                                                 ==========

 THE HARTFORD HIGH YIELD FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
SHORT-TERM SECURITIES -- 6.2%
            REPURCHASE AGREEMENT -- 6.2%
$   5,856   Joint Repurchase Agreement (See
             Note 2(f))
            2.567% due 11/01/01................  $    5,856
                                                 ----------
            Total short-term securities........  $    5,856
                                                 ==========

DIVERSIFICATION OF NET ASSETS:
Total corporate notes (cost $73,417)....    72.6%  $ 68,592
Total foreign/yankee bonds & notes (cost
  $17,460)..............................    16.0     15,120
Total preferred stock (cost $572).......     0.5        515
Total U.S. treasuries & federal agencies
  (cost $1,259).........................     1.4      1,299
Total short-term securities (cost
  $5,856)...............................     6.2      5,856
                                           -----   --------
Total investment in securities (total
  cost $98,564).........................    96.7     91,382
Cash, receivables and other assets......     3.8      3,686
Security lending collateral (See note
  2(d)).................................     2.4      2,249
Payable for securities purchased........    (0.1)      (133)
Payable for Fund shares redeemed........    (0.4)      (385)
Security lending collateral payable to
  brokers (See note 2(d))...............    (2.4)    (2,249)
Other liabilities.......................    (0.0)       (47)
                                           -----   --------
Net assets..............................   100.0%  $ 94,503
                                           =====   ========

                                                    MARKET
                                                    VALUE
                                                   --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 11,197 shares
  outstanding...................................   $     11
Paid-in surplus.................................    105,309
Accumulated undistributed net investment
  income........................................        139
Accumulated undistributed net realized loss on
  investments...................................     (3,759)
Unrealized depreciation of investments..........     (7,182)
Unrealized depreciation of other assets and
  liabilities in foreign currency...............        (15)
                                                   --------
Net assets......................................   $ 94,503
                                                   ========

Class A
  Net assets value per share ($45,753 / 5,418 shares
    outstanding)(125,000 shares authorized).........  $8.45
                                                      =====
  Maximum offering price per share($8.45 / 95.5%)...  $8.84
                                                      =====
Class B
  Net assets value per share ($16,922 / 2,007 shares
    outstanding) (75,000 shares authorized).........  $8.43
                                                      =====
Class C
  Net assets value per share ($27,605 / 3,274 shares
    outstanding)(50,000 shares authorized)            $8.43
                                                      =====
  Maximum offering price per share($8.43 / 99.0%)...  $8.52
                                                      =====
Class Y
  Net assets value per share ($4,223 / 498 shares
    outstanding) (50,000 shares authorized).........  $8.48
                                                      =====

  + All or a portion of this security was on loan as of October 31, 2001 (See Note 2(d)).

  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October
     31, 2001, the market value of these securities amounted to $8,452 or 9.0% of net assets.

### The ratings associated with the corresponding bond holdings were obtained from Moody's as of October 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.

 @@ Due to the presentation of the financial statements in thousands, the market value rounds to zero.

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD BOND INCOME STRATEGY FUND
 STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
ASSET-BACKED SECURITIES V -- 0.5%
$     600   Comed Transitional Funding Trust,
             Series 1998-1, Class A5 (Aaa)
             5.44% due 03/25/07...................  $    628
       82   Norwest Airlines Corp. Trust,
             Series 2, Class C (Ba3) 11.30% due
             06/21/14.............................        72
      750   PP&L Transition Bond Co., LLC,
             Series 1999-1, Class A5 (Aaa)
             6.83% due 03/25/07...................       813
                                                    --------
            Total asset-backed securities (cost
             $1,472)..............................  $  1,513
                                                    ========
CORPORATE NOTES ### -- 34.3%
            AGRICULTURE & FISHING -- 0.1%
$    @190   Cargill, Inc. (A1)
             7.25% due 11/01/36...................  $    187
                                                    --------
            BANKS -- 2.3%
      500   Bayerische Landesbank Girozentrale
             (NY) (Aaa)
             6.375% due 10/15/05..................       537
      250   Federal Home Loan Bank (Aaa)
             7.801% due 02/20/07..................       250
    4,350   Federal Home Loan Mortgage Corp. (Aaa)
             6.625% due 09/15/09..................     4,918
      700   Inter-American Development Bank (Aaa)
             8.875% due 06/01/09..................       888
                                                    --------
                                                       6,593
                                                    --------
            BUSINESS SERVICES -- 0.0%
      120   Interpool, Inc. (Ba3).................       110
                                                    --------
            CHEMICALS -- 0.2%
      300   du Pont (E.I.) de Nemours & Co. (Aa3)
             6.75% due 09/01/07...................       333
      450   Equistar Chemicals LP (Ba2)
             7.55% due 02/15/26...................       321
                                                    --------
                                                         654
                                                    --------
            COMMUNICATIONS -- 1.5%
    2,759   Lucent Technologies, Inc. (Ba3)
             6.45% due 03/15/29...................     1,738
      280   Lucent Technologies, Inc. (Ba3)
             6.50% due 01/15/28...................       181
      480   Motorola, Inc. (A3)
             5.22% due 10/01/97...................       298
   @1,900   Sprint Capital Corp. (Baa1)
             6.00% due 01/15/07...................     1,894
      220   Williams Communications Group, Inc.
             (Caa1)
             10.875% due 10/01/09.................        95
       25   WorldCom, Inc. (A3)
             8.25% due 05/15/31...................        26
                                                    --------
                                                       4,232
                                                    --------
            DRUGS -- 0.7%
    2,000   American Home Products Corp. (A3)
             5.875% due 03/15/04..................     2,097
                                                    --------

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
            ENERGY & SERVICES -- 6.7%
$   1,150   Amoco Co. (Aa1)
             6.00% due 06/09/08...................  $  1,226
      700   Appalachian Power Co. (Baa1)
             4.261% due 08/20/03..................       700
     @390   Conectiv, Inc. (Baa1)
             4.21% due 06/13/02...................       390
    1,885   Conoco, Inc. (Baa1)
             6.35% due 10/15/11...................     1,916
    1,275   Consolidated Natural Gas Co. (A3)
             5.375% due 11/01/06..................     1,303
    1,400   Consumers Energy Co. (Baa3)
             6.25% due 09/15/06...................     1,417
    3,000   El Paso CGP Co. (Baa2)
             7.625% due 09/01/08..................     3,228
    1,875   Kerr-McGee Corp. (Baa2)
             6.875% due 09/15/11..................     1,932
      500   Lasmo (USA), Inc. (A1)
             7.50% due 06/30/06...................       559
      300   Lasmo (USA), Inc. (A1)
             8.375% due 06/01/23..................       350
      650   Occidental Petroleum Corp. (Baa2)
             7.375% due 11/15/08..................       707
      950   Ocean Energy, Inc. (Baa3)
             7.25% due 10/01/11...................       964
      500   Ocean Energy, Inc. (Baa3)
             7.625% due 07/01/05..................       514
      450   Pioneer Natural Resources Co. (Ba1)
             6.50% due 01/15/08...................       433
    1,465   Pioneer Natural Resources Co. (Ba1)
             7.20% due 01/15/28...................     1,284
      100   Tesoro Petroleum Corp. (B1)
             9.00% due 07/01/08...................        98
      250   Tuboscope, Inc. (Baa2)
             7.50% due 02/15/08...................       250
      500   Valero Energy Corp. (Baa3)
             8.375% due 06/15/05..................       557
      500   Valero Energy Corp. (Baa3)
             8.75% due 06/15/30...................       587
      500   Vaster Resources, Inc. (Aa1)
             6.50% due 04/01/09...................       533
                                                    --------
                                                      18,948
                                                    --------
            FINANCIAL SERVICES -- 4.0%
      850   ERAC USA Finance Co. (Baa1)
             8.00% due 01/15/11...................       890
    4,780   Ford Motor Credit Co. (Aaa)
             4.225% due 10/25/04..................     4,778
      200   General Motors Acceptance Corp. (A2)
             3.661% due 08/18/03..................       197
    2,600   General Motors Acceptance Corp. (A2)
             3.986% due 08/04/03..................     2,560
      600   General Motors Acceptance Corp. (A2)
             6.875% due 09/15/11..................       590

 THE HARTFORD BOND INCOME STRATEGY FUND
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
CORPORATE NOTES ### -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
$   1,100   NiSource Finance Corp. (Baa2)
             7.875% due 11/15/10..................  $  1,233
   @1,080   Quest Capital Funding, Inc. (Baa1)
             7.00% due 08/03/09...................     1,085
                                                    --------
                                                      11,333
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 1.7%
    1,370   Archer-Daniels-Midland Co. (A1)
             6.95% due 12/15/97...................     1,373
    1,000   ConAgra Foods, Inc. (Baa1)
             4.22% due 09/10/03...................     1,001
      625   ConAgra Foods, Inc. (Baa1)
             7.00% due 10/01/28...................       633
    1,635   ConAgra Foods, Inc. (Baa1)
             7.50% due 09/15/05...................     1,785
                                                    --------
                                                       4,792
                                                    --------
            FOREST & PAPER PRODUCTS -- 2.7%
      430   International Paper Co. (Baa2)
             6.75% due 09/01/11...................       441
    2,000   International Paper Co. (Baa2)
             7.00% due 08/15/06...................     2,110
    1,240   International Paper Co. (Baa2)
             7.20% due 11/01/26...................     1,332
      500   Mead Corp. (The) (A3)
             7.55% due 03/01/47...................       453
    1,200   Potlatch Corp. (Baa3)
             9.425% due 12/01/09..................     1,320
   @1,200   Weyerhaeuser Co. (A3)
             5.95% due 11/01/08...................     1,208
      700   Weyerhaeuser Co. (A3)
             7.25% due 07/01/13...................       749
                                                    --------
                                                       7,613
                                                    --------
            HEALTH SERVICES -- 3.2%
      250   Columbia/HCA Healthcare Corp. (Ba1)
             7.05% due 12/01/27...................       219
      300   Columbia/HCA Healthcare Corp. (Ba1)
             7.50% due 11/15/95...................       261
      100   Columbia/HCA Healthcare Corp. (Ba1)
             7.50% due 12/15/23...................        95
    1,400   HCA-The Healthcare Co. (Ba1)
             7.125% due 06/01/06..................     1,467
      405   HEALTH SOUTH Corp. (Ba1)
             6.875% due 06/15/05..................       407
       30   HEALTH SOUTH Corp. (Ba1)
             7.00% due 06/15/08...................        30
      475   HEALTH SOUTH Corp. (Ba1)
             8.50% due 02/01/08...................       508
      200   HEALTH SOUTH Corp. (Ba2)
             10.75% due 10/01/08..................       224
      750   Humana, Inc. (Baa3)
             7.25% due 08/01/06...................       778
      785   Manor Care, Inc. (Ba1)
             7.50% due 06/15/06...................       810

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
            HEALTH SERVICES -- (CONTINUED)
$     150   Manor Care, Inc. (Ba1)
             8.00% due 03/01/08...................  $    160
   @4,200   Tenet Healthcare Corp. (Ba1)
             5.375% due 11/15/06..................     4,186
                                                    --------
                                                       9,145
                                                    --------
            INSURANCE -- 1.1%
      800   Aetna, Inc. (Baa2)
             7.375% due 03/01/06..................       814
    1,300   Aetna, Inc. (Baa2)
             7.875% due 03/01/11..................     1,323
      300   Trenwick Group, Inc. (Baa3)
             6.70% due 04/01/03...................       259
      720   Wellpoint Health Networks, Inc. (Baa1)
             6.375% due 06/15/06..................       747
                                                    --------
                                                       3,143
                                                    --------
            MEDIA & ENTERTAINMENT -- 1.9%
    2,030   Liberty Media Corp. (Baa3)
             8.25% due 02/01/30...................     1,895
    1,800   News America Holdings, Inc. (Baa3)
             7.75% due 12/01/45...................     1,719
      113   Paramount Communications, Inc. (A3)
             7.50% due 07/15/23...................       116
    1,600   USA Networks, Inc. (Baa3)
             6.75% due 11/15/05...................     1,675
                                                    --------
                                                       5,405
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.3%
      500   Apogent Technologies, Inc. (Baa3)
             8.00% due 04/01/11...................       541
      320   Omnicare, Inc. (Ba2)
             8.125% due 03/15/11..................       340
                                                    --------
                                                         881
                                                    --------
            METALS, MINERALS & MINING -- 1.1%
      335   Newmont Mining Corp. (Baa3)
             8.625% due 05/15/11..................       349
      395   Phelps Dodge Corp. (Baa3)
             8.75% due 06/01/11...................       359
    1,795   Phelps Dodge Corp. (Baa3)
             9.50% due 06/01/31...................     1,603
      675   Santa Fe Pacific Gold Corp. (Baa3)
             8.375% due 07/01/05..................       709
                                                    --------
                                                       3,020
                                                    --------
            RESEARCH & TESTING FACILITIES -- 0.2%
      600   Quest Diagnostics, Inc. (Ba1)
             6.75% due 07/12/06...................       630
                                                    --------
            RETAIL -- 0.3%
      825   Stop & Shop Cos., Inc. (The) (Baa1)
             9.75% due 02/01/02...................       836
                                                    --------

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
CORPORATE NOTES ### -- (CONTINUED)
            SOFTWARE & SERVICES -- 0.7%
$     650   AOL Time Warner, Inc. (Baa1)
             7.625% due 04/15/31..................  $    682
    1,350   Computer Sciences Corp. (A2)
             6.75% due 06/15/06...................     1,429
                                                    --------
                                                       2,111
                                                    --------
            TRANSPORTATION -- 1.9%
      225   American Airlines, Inc. (BBB S&P)
             7.858% due 10/01/11..................       240
      500   Fedex Corp. (Baa2)
             6.625% due 02/12/04..................       525
    1,045   Rockwell International Corp. (A3)
             5.20% due 01/15/98...................       718
    1,500   Rockwell International Corp. (A3)
             6.70% due 01/15/28...................     1,414
      350   Sequa Corp. (Ba2)
             8.875% due 04/01/08..................       310
     @500   TTX Corp. (Baa1)
             3.425% due 03/15/02..................       501
    1,250   Union Pacific Corp. (Baa3)
             6.625% due 02/01/08..................     1,323
      580   United Air Lines, Inc. (B2)
             9.75% due 08/15/21...................       406
                                                    --------
                                                       5,437
                                                    --------
            UTILITIES -- 3.7%
      810   Browning-Ferris Industries, Inc. (Ba3)
             7.40% due 09/15/35...................       670
      250   Cleveland Electric Illuminating Co.
             (Aaa)
             7.13% due 07/01/07...................       272
      120   CMS Energy Corp. (Ba3)
             6.75% due 01/15/04...................       119
      100   CMS Energy Corp. (Ba3)
             7.50% due 01/15/09...................        98
      200   CMS Energy Corp. (Ba3)
             9.875% due 10/15/07..................       216
      400   CMS Panhandle Holding Co. (Baa3)
             6.125% due 03/15/04..................       412
      435   Commonwealth Edison Co. (Baa1)
             8.625% due 02/01/22..................       460
      565   Detroit Edison Co. (The) (A3)
             6.125% due 10/01/10..................       580
   @1,000   Entergy Gulf States, Inc. (Baa3)
             4.663% due 06/02/03..................     1,003
    1,120   Kansas Gas & Electric Co. (Aaa)
             7.60% due 12/15/03...................     1,154
   @1,680   Mission Energy Holding Co. (Ba2)
             13.50% due 07/15/08..................     1,873
      250   Pacific Gas & Electric Co. (A2)
             7.25% due 03/01/26...................       238
      200   PacifiCorp (A2)
             6.12% due 01/15/06...................       207

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
            UTILITIES -- (CONTINUED)
$     125   Public Service Electric & Gas Co.
             (Aaa)
             7.00% due 09/01/24...................  $    126
   @1,650   Sierra Pacific Power Co. (Aaa)
             8.00% due 06/01/08...................     1,786
    1,065   Western Resources, Inc. (Ba1)
             7.25% due 08/15/02...................     1,068
                                                    --------
                                                      10,282
                                                    --------
            Total corporate notes (cost
             $93,233).............................  $ 97,449
                                                    ========
FOREIGN/YANKEE BONDS & NOTES ### -- 18.3%
            FOREIGN CORPORATIONS -- 12.4%
$   1,750   Alcan, Inc. (A2)
             7.25% due 03/15/31...................     1,856
     +550   AT&T Canada, Inc. (Baa3)
             7.65% due 09/15/06...................       359
    2,000   Bank of Tokyo-Mitsubishi Ltd. (The)
             (A3)
             8.40% due 04/15/10...................     2,290
    1,750   Barrick Gold Finance, Inc. (A3)
             7.50% due 05/01/07...................     1,895
    1,230   British Sky Broadcasting Group PLC
             (Ba1)
             8.20% due 07/15/09...................     1,267
    2,750   British Telecommunications PLC (Baa1)
             8.875% due 12/15/30..................     3,288
    2,570   Domtar, Inc. (Baa3)
             7.875% due 10/15/11..................     2,631
      550   Enterprise Oil PLC (Baa1)
             6.50% due 05/01/05...................       578
      800   Enterprise Oil PLC (Baa1)
             6.70% due 09/15/07...................       847
   @2,000   France Telecom S.A. (Baa1)
             7.20% due 03/01/06...................     2,135
     @650   France Telecom S.A. (Baa1)
             8.50% due 03/01/31...................       735
      455   Global Crossing Holdings Ltd. (B2)
             8.70% due 08/01/07...................        71
    2,385   Global Crossing Holdings Ltd. (B2)
             9.50% due 11/15/09...................       394
    1,000   Global Crossing Holdings Ltd. (B2)
             9.625% due 05/15/08..................       170
      600   Koninkliijke (Royal) KPN N.V. (Baa3)
             7.50% due 10/01/05...................       519
      485   Koninkliijke (Royal) KPN N.V. (Baa3)
             8.00% due 10/01/10...................       412
    1,750   Koninkliijke (Royal) KPN N.V. (Baa3)
             8.375% due 10/01/30..................     1,365
      460   KPNQwest N.V. (Ba1)
             8.125% due 06/01/09..................       290
    1,300   Marconi Corp., PLC (Ba1)
             7.75% due 09/15/10...................       488
    4,522   Marconi Corp., PLC (Ba3)
             8.375% due 09/15/30..................     1,625
     @275   Nortel Networks Corp. (Baa2)
             4.25% due 09/01/08...................       236
      910   Nortel Networks Corp. (Baa2)
             6.875% due 09/01/23..................       577
    1,140   NOVA Chemicals Corp. (Baa2)
             7.00% due 05/15/06...................     1,170

 THE HARTFORD BOND INCOME STRATEGY FUND
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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     ---------------------------------------------------------------------
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
PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
FOREIGN/YANKEE BONDS & NOTES ### -- (CONTINUED)
            FOREIGN CORPORATIONS -- (CONTINUED)
$     625   NOVA Chemicals Ltd. (Baa2)
             7.875% due 09/15/25..................  $    619
    4,000   PanCanadian Energy Corp. (A3)
             6.30% due 11/01/11...................     3,997
    1,500   PanCanadian Energy Corp. (A3)
             7.20% due 11/01/31...................     1,498
      400   Placer Dome, Inc. (Baa2)
             7.125% due 05/15/03..................       414
      600   Placer Dome, Inc. (Baa2)
             7.125% due 06/15/07..................       620
      640   Potash Corp. of Saskatchewan, Inc.
             (Baa2)
             7.125% due 06/15/07..................       686
    1,025   Potash Corp. of Saskatchewan, Inc.
             (Baa2)
             7.75% due 05/31/11...................     1,120
      420   Shaw Communications, Inc. (Baa2)
             8.25% due 04/11/10...................       471
      250   Southern Investments UK PLC (Baa1)
             6.80% due 12/01/06...................       260
      450   Stora Enso Oyj (Baa1)
             7.375% due 05/15/11..................       491
                                                    --------
                                                      35,374
                                                    --------
            FOREIGN GOVERNMENTS -- 5.9%
EUR 4,100   Bundesschatzanweisungen (Aaa)
             4.50% due 03/15/02...................     3,705
EUR 4,000   Buoni Poliennali Del Tes (Aa3)
             3.00% due 06/15/02...................     3,597
EUR 5,610   French Treasury Note (AAA S&P)
             4.75% due 03/12/02...................     5,075
EUR 2,100   Netherlands Government (Aaa)
             5.75% due 09/15/02...................     1,929
    2,150   Province of Quebec (A1)
             5.50% due 04/11/06...................     2,256
                                                    --------
                                                      16,562
                                                    --------
            Total foreign/yankee bonds & notes
             (cost $53,276).......................  $ 51,936
                                                    ========
 SHARES
---------
PREFERRED STOCKS -- 0.1%
            ENERGY & SERVICES -- 0.1%
       11   Coastal Finance Corp..................  $    276
                                                    --------
            Total preferred stocks (cost $246)....  $    276
                                                    ========
PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
U.S. TREASURIES & FEDERAL AGENCIES -- 42.6%
            FEDERAL HOME LOAN MORTGAGE
            ASSOCIATION -- 1.1%
$   3,168   6.00% due 05/01/31 - 07/01/31.........  $  3,212
                                                    --------
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION -- 18.1%
   24,736   6.00% due 02/01/13 - 04/01/31.........    25,441
   11,279   6.50% due 05/01/31 - 06/01/31.........    11,616
   13,700   7.50% due 12/01/29 - 09/01/31.........    14,352
                                                    --------
                                                      51,409
                                                    --------
            U.S. TREASURY BONDS -- 7.2%
   +9,500   6.00% due 08/15/09....................    10,672
    4,000   6.125% due 08/15/07...................     4,477
   +3,400   6.50% due 08/15/05....................     3,787
    1,350   6.625% due 05/15/07...................     1,541
                                                    --------
                                                      20,477
                                                    --------
            U.S. TREASURY INFLATION-INDEXED
            SECURITIES -- 7.7%
    7,450   3.875% due 04/15/29...................     8,349
   12,449   4.25% due 01/15/10....................    13,573
                                                    --------
                                                      21,922
                                                    --------
            U.S. TREASURY NOTES -- 8.5%
      200   4.625% due 05/16/06...................       209
   +3,030   5.00% due 02/15/11....................     3,198
      650   5.50% due 02/15/08....................       709
      350   5.50% due 05/15/09....................       382
  +10,850   6.25% due 02/15/07....................    12,168
   +6,050   6.50% due 10/15/06....................     6,827
      550   6.75% due 05/15/05....................       615
                                                    --------
                                                      24,108
                                                    --------
            Total U.S. treasuries & federal
             agencies (cost $117,455).............  $121,128
                                                    ========
SHORT-TERM SECURITIES -- 3.7%
            REPURCHASE AGREEMENT -- 3.7%
$  10,410   Joint Repurchase Agreement (See Note
             2(f))
             2.567% due 11/01/01..................  $ 10,410
                                                    --------
            Total short-term securities
             (cost $11,410).......................  $ 10,410
                                                    ========

The accompanying notes are an integral part of this financial statement.

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
                                                   MARKET
                                                   VALUE
                                                  --------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $277,092) -- see accompanying portfolio......   $282,712
Receivable for securities sold.................      6,805
Receivable for Fund shares sold................      5,072
Receivable for dividends and interest..........      3,549
Security lending collateral (See note 2(d))....     15,364
Cash and other assets..........................        148
                                                  --------
Total assets...................................    313,650
                                                  --------
LIABILITIES
Payable for securities purchased...............     12,766
Payable for Fund shares redeemed...............      1,108
Security lending collateral payable to brokers
  (See note 2(d))..............................     15,364
Other liabilities..............................        133
                                                  --------
Total liabilities..............................     29,371
                                                  --------
Net assets.....................................   $284,279
                                                  ========

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 26,073 shares
  outstanding..................................   $     26
Paid-in surplus................................    276,871
Accumulated undistributed net investment
  income.......................................        166
Accumulated undistributed net realized gain on
  investments..................................      1,590
Unrealized appreciation of investments.........      5,620
Unrealized appreciation of other assets and
  liabilities in foreign currencies............          6
                                                  --------
Net assets.....................................   $284,279
                                                  ========

Class A
  Net assets value per share ($122,423 / 11,233
    shares outstanding) (125,000 shares
    authorized)....................................  $10.90
                                                     ======
  Maximum offering price per share ($10.90 /
    95.5%).........................................  $11.41
                                                     ======
Class B
  Net assets value per share ($55,999 / 5,159
    shares outstanding) (75,000 shares
    authorized)....................................  $10.85
                                                     ======
Class C
  Net assets value per share ($62,222 / 5,712
    shares outstanding) (50,000 shares
    authorized)....................................  $10.89
                                                     ======
  Maximum offering price per share($10.89 /
    99.0%).........................................  $11.00
                                                     ======
Class Y
  Net assets value per share ($43,635 / 3,969
    shares outstanding) (50,000 shares
    authorized)....................................  $10.99
                                                     ======



  + All or a portion of this security was on loan as of October 31, 2001 (See Note 2(d)).

  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October
     31, 2001, the market value of these securities amounted to $17,219 or 6.1% of net assets.

### The ratings associated with the corresponding bond holdings were obtained from Moody's as of October 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.

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 THE HARTFORD MONEY MARKET FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
COMMERCIAL PAPER -- 66.1%
 $ 3,000    Abbey National North America
             2.39% due 02/05/02..................   $  2,981
   2,000    American Express Credit Corp.
             2.35% due 01/28/02..................      1,989
   1,500    American Express Credit Corp.
             2.96% due 04/22/02..................      1,479
   1,500    American Express Credit Corp.
             3.30% due 11/07/01..................      1,499
   1,500    Anheuser-Busch Cos., Inc.
             3.56% due 05/06/02..................      1,472
   2,000    Anheuser-Busch Cos., Inc.
             3.68% due 04/03/02..................      1,969
   3,000    Bradford & Bingley Building PLC
             2.08% due 01/28/02..................      2,985
   1,500    Bradford & Bingley Building PLC
             2.46% due 11/29/01..................      1,497
   3,000    Caterpillar Financial Services, Inc.
             2.39% due 11/28/01..................      2,995
   5,000    Coca-Cola Co. (The)
             2.29% due 12/04/01..................      4,990
   3,000    Federal Home Loan Mortgage
             3.67% due 03/15/02..................      2,959
   1,000    Federal Home Loan Mortgage
             3.68% due 03/28/02..................        985
   1,000    Federal Home Loan Mortgage
             3.75% due 03/27/02..................        985
   1,500    Federal National Mortgage Association
             3.74% due 03/22/02..................      1,478
   1,500    Ford Motor Credit Co.
             2.80% due 11/14/01..................      1,498
   1,500    Gannett Co., Inc.
             2.49% due 11/13/01..................      1,499
   1,500    General Electric Capital Corp.
             2.96% due 04/10/02..................      1,480
   3,500    General Electric Capital Corp.
             4.65% due 11/19/01..................      3,496
   2,500    General Motors Acceptance Corp.
             2.85% due 12/04/01..................      2,493
   3,500    Gillette Co. (The)
             2.05% due 01/26/02..................      3,483
   1,500    Gillette Co. (The)
             2.96% due 03/13/02..................      1,484
   2,000    Goldman Sachs Group, Inc. (The)
             2.40% due 11/20/01..................      1,997
   5,000    Halifax PLC
             2.44% due 12/27/01..................      4,981
   5,000    Honeywell International, Inc.
             2.67% due 11/26/01..................      4,991
   3,000    International Lease Financing Corp.
             2.38% due 11/19/01..................      2,996
   2,500    KFW International Finance, Inc.
             2.80% due 03/07/02..................      2,476
   1,000    KFW International Finance, Inc.
             3.68% due 04/05/02..................        984
   5,000    Merck & Co., Inc.
             2.33% due 12/11/01..................      4,987

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
 $ 3,000    Monsanto Co.
             2.34% due 12/10/01..................   $  2,992
   3,500    Nationwide Building Society
             3.30% due 11/13/01..................      3,496
   3,500    Nordea North America, Inc.
             2.76% due 03/19/02..................      3,463
   3,000    Nordea North America, Inc.
             3.32% due 11/06/01..................      2,999
   3,000    Pfizer, Inc.
             2.05% due 01/23/02..................      2,986
   2,000    Pfizer, Inc.
             2.45% due 11/28/01..................      1,996
   2,000    Salomon Smith Barney
             2.37% due 12/03/01..................      1,996
   1,500    SBC Communications, Inc.
             2.45% due 12/19/01..................      1,495
   3,500    SBC Communications, Inc.
             3.52% due 11/08/01..................      3,498
   4,000    State Street Corp.
             2.28% due 12/03/01..................      3,992
   4,000    Svenska Handelsbanken, Inc.
             2.42% due 03/06/02..................      3,966
   1,000    Svenska Handelsbanken, Inc.
             3.35% due 03/08/02..................        988
   1,000    Swedbank
             3.49% due 04/29/02..................        983
   1,500    Texeco, Inc.
             2.450% due 12/19/01.................      1,495
   3,500    Texeco, Inc.
             2.51% due 11/13/01..................      3,497
   1,000    Texeco, Inc.
             3.537% due 09/09/02.................      1,000
   1,500    Toronto-Dominion Holdings Corp.
             2.51% due 11/27/01..................      1,497
   3,500    Toronto-Dominion Holdings Corp.
             3.650% due 04/11/02.................      3,443
   1,000    Toyota Motor Credit Corp.
             2.43% due 11/16/01..................        999
   2,000    UBS Finance (Delaware), Inc.
             2.70% due 12/18/01..................      1,993
   3,000    UBS Finance (Delaware), Inc.
             3.360% due 12/19/01.................      2,987
   1,500    United Technologies Corp.
             2.50% due 04/22/02..................      1,482
   3,500    United Technologies Corp.
             2.85% due 03/22/02..................      3,461
   2,000    Verizon Global Funding
             2.30% due 01/07/02..................      1,991
   3,000    Verizon Global Funding
             2.50% due 04/30/02..................      2,963
   3,500    Wal-Mart Stores, Inc.
             2.39% due 11/05/01..................      3,499
   1,500    Wal-Mart Stores, Inc.
             2.43% due 11/02/01..................      1,500
   2,000    Walt Disney Co.
             2.81% due 11/05/01..................      1,999
   2,500    Walt Disney Co.
             3.57% due 03/08/02..................      2,469

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
COMMERCIAL PAPER -- (CONTINUED)
 $ 1,000    Washington Post Co.
             2.70% due 12/14/01..................   $    997
   3,000    Well Fargo & Co.
             2.36% due 11/13/01..................      2,998
   3,000    Westpac Capitol Corp.
             3.70% due 04/05/02..................      2,952
                                                    --------
            Total commercial paper...............   $147,180
                                                    ========

CORPORATE NOTES -- 23.8%
 $@3,000    American Honda Finance Corp.
             2.511% due 10/09/02.................   $  3,000
  @2,000    American Honda Finance Corp.
             3.63% due 02/08/02..................      2,000
   2,000    Australia and New Zealand Banking
             Group Ltd.
             3.36% due 12/13/01..................      2,000
   1,000    Bank of America Corp.
             3.745% due 02/11/02.................      1,000
   1,500    Bank One Corp.
             2.581% due 01/07/02.................      1,500
   1,500    Bank One Corp.
             3.125% due 12/20/01.................      1,500
  @1,000    Cargill, Inc.
             2.49% due 01/22/02..................      1,000
  @1,000    Cargill, Inc.
             2.57% due 01/14/02..................      1,000
   2,000    Caterpillar Financial Services, Inc.
             3.633% due 02/28/02.................      2,001
   2,000    Chase Manhattan Corp.
             2.486% due 04/23/02.................      2,002
   1,000    Citicorp
             3.898% due 02/21/02.................      1,001
   2,000    First Union National Bank
             3.558% due 11/21/01.................      2,000
   1,500    Fleet National Bank
             3.556% due 03/06/02.................      1,501
   1,000    Fleet National Bank
             3.804% due 02/01/02.................      1,000
   2,000    General Motors Acceptance Corp.
             2.53% due 01/15/02..................      2,000
     500    General Motors Acceptance Corp.
             3.62% due 12/10/01..................        500
   2,000    Goldman Sachs Group, Inc. (The)
             2.82% due 12/27/01..................      2,001

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
 $ 1,000    Goldman Sachs Group, Inc. (The)
             2.823% due 03/21/02.................   $  1,000
   2,000    Hewlett-Packard Co.
             2.556% due 10/15/02.................      2,000
   3,000    International Business Machines Corp.
             2.18% due 12/12/01..................      2,993
   2,000    John Deere Capital Corp.
             2.38% due 01/14/02..................      2,000
   1,000    Merrill Lynch & Co., Inc.
             2.36% due 01/28/02..................      1,000
   1,000    Morgan (J.P.) Chase & Co., Inc.
             2.51% due 01/28/02..................      1,001
   2,500    Morgan Stanley Dean Witter & Co.
             3.33% due 12/17/01..................      2,501
   2,500    PNC Bank
             2.415% due 01/24/02.................      2,501
   2,000    Salomon Smith Barney
             2.493% due 07/24/02.................      2,003
   4,000    Toyota Motor Credit Corp.
             2.37% due 10/11/02..................      3,999
   4,000    Unilever
             2.473% due 10/24/02.................      4,004
   1,000    Wells Fargo & Co.
             2.43% due 04/26/02..................      1,001
                                                    --------
            Total corporate notes................   $ 53,009
                                                    ========
REPURCHASE AGREEMENT -- 13.5%
 $30,023    Joint Repurchase Agreement (See Note
             2(f))
             2.567% due 11/01/01.................   $ 30,023
                                                    --------
            Total repurchase agreement...........   $ 30,023
                                                    ========

DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $147,180)...........................    66.1%  $  147,180
Total corporate notes (cost
  $53,009)............................    23.8       53,009
Total repurchase agreement (cost
  $30,023)............................    13.5       30,023
                                         -----   ----------
Total investment in securities
  (total cost $230,212)...............   103.4      230,212
Cash, receivables and other assets....     1.4        3,153
Payable for securities purchased......    (1.3)      (2,985)
Payable for Fund shares redeemed......    (3.3)      (7,352)
Payable for dividends.................    (0.1)         (12)
Other liabilities.....................    (0.1)         (88)
                                         -----   ----------
Net assets............................   100.0%  $  222,928
                                         =====   ==========

 THE HARTFORD MONEY MARKET FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  900,000 shares authorized; 222,928 shares
  outstanding..................................   $    223
Paid-in surplus................................    222,705
                                                  --------
Net assets.....................................   $222,928
                                                  ========

Class A
  Shares of benefical interest outstanding,
    $0.001 par value 400,000 shares authorized
    (Net assets $86,748).........................   86,748
                                                   =======
  Net asset value and offering price per share...  $  1.00
                                                   =======
Class B
  Shares of benefical interest outstanding,
    $0.001 par value 200,000 shares authorized
    (Net assets $48,998).........................   48,998
                                                   =======
  Net asset value and offering price per share...  $  1.00
                                                   =======
Class C
  Shares of benefical interest outstanding,
    $0.001 par value 200,000 shares authorized
    (Net assets $53,873).........................   53,873
                                                   =======
  Net asset value and offering price per share...  $  1.00
                                                   =======
Maximum offering price per share
  ($1.00 / 99.0%)................................  $  1.01
                                                   =======
Class Y
  Shares of benefical interest outstanding,
    $0.001 par value 100,000 shares authorized
    (Net assets $33,309).........................   33,309
                                                   =======
  Net asset value and offering price per share...  $  1.00
                                                   =======

@Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, the market value of these securities amounted to $7,000 or 3.1% of net assets.

The accompanying notes are an integral part of this financial statement.

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                      (This page intentionally left blank)

 THE HARTFORD MUTUAL FUNDS, INC.

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               THE HARTFORD      THE HARTFORD
                                                                  GLOBAL       GLOBAL FINANCIAL
                                                              COMMUNICATIONS       SERVICES
                                                                   FUND              FUND
                                                              --------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................     $    69           $   228
  Interest..................................................          30                24
  Securities lending........................................          --                 1
  Less: Foreign tax withheld................................          (6)              (18)
                                                                 -------           -------
    Total investment income, net............................          93               235
                                                                 -------           -------
EXPENSES:
  Investment advisory fees..................................          76               123
  Transfer agent fees.......................................          17                27
  Distribution fees
    Class A.................................................          18                30
    Class B.................................................           9                14
    Class C.................................................           8                14
  Custodian fees, gross.....................................           7                31
  Accounting services.......................................           1                 2
  Registration and filing fees..............................           3                 6
  Board of Directors fees...................................          --                --
  Other expenses............................................           1                 1
                                                                 -------           -------
    Total expenses, (before offsets, reimbursements and
     waivers)...............................................         140               248
  Custodian fees expense offset.............................          --                (6)
  Expense reimbursements....................................          (3)              (19)
  Class A distribution fees waived..........................          (3)               (4)
                                                                 -------           -------
    Total expenses, net.....................................         134               219
                                                                 -------           -------
  Net investment income (loss)..............................         (41)               16
                                                                 -------           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments...................      (3,719)             (493)
  Net realized gain (loss) on forward foreign currency
    contracts...............................................         (18)              (12)
  Net realized gain (loss) on option contracts..............          --                --
  Net realized gain (loss) on futures contracts.............          --                --
  Net realized gain (loss) on foreign currency
    transactions............................................          24               (25)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (2,237)             (609)
  Net unrealized appreciation (depreciation) of future
    contracts...............................................          --                --
  Net unrealized appreciation (depreciation) of foreign
    forward currency contracts..............................          --                (1)
  Net unrealized appreciation (depreciation) of purchased
    options.................................................          --                --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --                --
                                                                 -------           -------
  Net realized and unrealized gain (loss) on investments....      (5,950)           (1,140)
                                                                 -------           -------
  Net increase (decrease) in net assets resulting from
    operations..............................................     $(5,991)          $(1,124)
                                                                 =======           =======

** From inception April 30, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                        THE HARTFORD
                                        THE HARTFORD                    INTERNATIONAL   THE HARTFORD                  THE HARTFORD
    THE HARTFORD      THE HARTFORD      INTERNATIONAL   THE HARTFORD       CAPITAL        CAPITAL      THE HARTFORD      MIDCAP
    GLOBAL HEALTH   GLOBAL TECHNOLOGY   SMALL COMPANY   SMALL COMPANY   APPRECIATION    APPRECIATION      MIDCAP         VALUE
        FUND              FUND             FUND**           FUND           FUND**           FUND           FUND          FUND**
    -------------   -----------------   -------------   -------------   -------------   ------------   ------------   ------------
       $ 1,290          $     51            $  41         $   1,152         $  22        $  27,070      $   6,348       $    91
           232               182                3             1,152             5            4,429          3,086            28
            49                55               --                99            --            1,171            459            --
           (49)               --               (5)               (1)           (2)            (187)           (49)           (1)
       -------          --------            -----         ---------         -----        ---------      ---------       -------
         1,522               288               39             2,402            25           32,483          9,844           118
       -------          --------            -----         ---------         -----        ---------      ---------       -------
         1,498               706               15             2,530            16           20,967          9,097            83
           374               195                3               689             4            7,064          2,659            24
           265               109                4               482             4            5,247          2,000            19
           332               137                1               591             2            8,839          2,502            15
           374               200                2               625             1            6,003          2,774            19
            17                11               29                24            15              232             23            21
            29                14               --                56            --              592            224             1
            42                18                1                41             1              652            299            11
            --                --               --                 1            --               16              5            --
            31                19               --                57             0              551            211            --
       -------          --------            -----         ---------         -----        ---------      ---------       -------
         2,962             1,409               55             5,096            43           50,163         19,794           193
            --                (7)              --               (10)           --              (45)           (13)           --
            (3)              (13)             (27)              (42)          (15)              --             --           (24)
           (38)              (16)              (1)              (69)           (1)            (750)          (286)           --
       -------          --------            -----         ---------         -----        ---------      ---------       -------
         2,921             1,373               27             4,975            27           49,368         19,495           169
       -------          --------            -----         ---------         -----        ---------      ---------       -------
        (1,399)           (1,085)              12            (2,573)           (2)         (16,885)        (9,651)          (51)
       -------          --------            -----         ---------         -----        ---------      ---------       -------
         5,110           (45,508)            (117)         (101,429)         (828)        (111,627)      (100,705)         (663)
            19                (5)              15                (9)           (7)          21,696             --            (1)
            --                --               --                --            --               --             --            --
            --                --               --              (849)           --               --             --            --
           (45)               14              (33)                7            --           (1,291)            (4)           (2)
        (3,195)           (9,063)            (272)          (11,341)          (15)        (521,691)      (138,269)       (3,720)
            --                --               --                --            --               --             --            --
            --                --               --                 2             1               28             --            --
            --                --               --                --            --               --             --            --
             2                --               --                (2)           --              (69)            --            --
       -------          --------            -----         ---------         -----        ---------      ---------       -------
         1,891           (54,562)            (407)         (113,621)         (849)        (612,954)      (238,978)       (4,386)
       -------          --------            -----         ---------         -----        ---------      ---------       -------
       $   492          $(55,647)           $(395)        $(116,194)        $(851)       $(629,839)     $(248,629)      $(4,437)
       =======          ========            =====         =========         =====        =========      =========       =======

 THE HARTFORD MUTUAL FUNDS, INC.

 FOR THE PERIOD ENDED OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD
                                                              INTERNATIONAL    THE HARTFORD
                                                              OPPORTUNITIES   GLOBAL LEADERS
                                                                  FUND             FUND
                                                              -------------   --------------
INVESTMENT INCOME:
  Dividends.................................................    $  2,716        $   6,285
  Interest..................................................         620            1,401
  Securities lending........................................          49              115
  Less: Foreign tax withheld................................        (318)            (423)
                                                                --------        ---------
    Total investment income, net............................       3,067            7,378
                                                                --------        ---------
EXPENSES:
  Investment advisory fees..................................       1,289            4,021
  Transfer agent fees.......................................         344            1,143
  Distribution fees
    Class A.................................................         298              926
    Class B.................................................         228              722
    Class C.................................................         237            1,272
  Custodian fees, gross.....................................         168              192
  Accounting services.......................................          29               91
  Registration and filing fees..............................          22               83
  Board of Directors fees...................................          --                2
  Other expenses............................................          31               87
                                                                --------        ---------
    Total expenses, (before offsets, reimbursements and
     waivers)...............................................       2,646            8,539
  Custodian fees expense offset.............................          (1)             (22)
  Expense reimbursements....................................          --               --
  Class A distribution fees waived..........................         (43)            (132)
                                                                --------        ---------
    Total expenses, net.....................................       2,602            8,385
                                                                --------        ---------
  Net investment income (loss)..............................         465           (1,007)
                                                                --------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments...................     (31,180)        (141,827)
  Net realized gain (loss) on forward foreign currency
    contracts...............................................         (53)            (151)
  Net realized gain (loss) on option contracts..............          --               --
  Net realized gain (loss) on futures contracts.............          --               --
  Net realized gain (loss) on foreign currency
    transactions............................................        (430)            (182)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (8,750)            (774)
  Net unrealized appreciation (depreciation) of future
    contracts...............................................          --               --
  Net unrealized appreciation (depreciation) of foreign
    forward currency contracts..............................          (4)              37
  Net unrealized appreciation (depreciation) of purchased
    options.................................................          --               --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           6               37
                                                                --------        ---------
  Net realized and unrealized gain (loss) on investments....     (40,411)        (142,860)
                                                                --------        ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $(39,946)       $(143,867)
                                                                ========        =========

 ** From inception April 30, 2001, to October 31, 2001.
*** From inception May 24, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                 THE HARTFORD   THE HARTFORD                                 THE HARTFORD
    THE HARTFORD   THE HARTFORD   THE HARTFORD      GROWTH        DIVIDEND     THE HARTFORD   THE HARTFORD   BOND INCOME
       FOCUS          STOCK          VALUE        AND INCOME     AND GROWTH      ADVISERS      HIGH YIELD      STRATEGY
      FUND***          FUND          FUND**          FUND           FUND           FUND           FUND           FUND
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $    520      $  24,788       $   100        $  3,956       $ 14,206      $  15,384       $    58        $    21
           200          3,361             8             455          1,509         53,502         7,084         10,748
            --            171            --              40             69            751             7             39
            --             (2)           --              (3)           (83)            (1)           --             (5)
      --------      ---------       -------        --------       --------      ---------       -------        -------
           720         28,318           108           4,448         15,701         69,636         7,149         10,803
      --------      ---------       -------        --------       --------      ---------       -------        -------
           496         14,808            44           2,719          4,801         14,009           518          1,122
           117          4,937            13             761          1,455          4,715           154            326
           106          3,779            13             803          1,422          3,521           117            244
            83          5,359             5             442          1,364          6,376           130            327
           109          4,789            12             657            935          4,624           189            352
             4             16             9              12             12             20             7             14
            10            408             1              66            128            417            14             34
            36            372             4              74            171            396            21             53
            --             11            --               1              3             10            --             --
             2            380             1              62            120            389            14             37
      --------      ---------       -------        --------       --------      ---------       -------        -------
           963         34,859           102           5,597         10,411         34,477         1,164          2,509
            (3)            (4)           --              --             (1)            (6)           (6)            (8)
            --             --            (9)             --             --             --            --             (8)
           (15)          (540)           (2)           (115)          (203)          (503)          (17)           (35)
      --------      ---------       -------        --------       --------      ---------       -------        -------
           945         34,315            91           5,482         10,207         33,968         1,141          2,458
      --------      ---------       -------        --------       --------      ---------       -------        -------
          (225)        (5,997)           17          (1,034)         5,494         35,668         6,008          8,345
      --------      ---------       -------        --------       --------      ---------       -------        -------
        (1,721)      (128,441)           75         (32,898)        10,745        (66,685)       (1,933)         5,717
            --             --            --              --             --             --           (12)           (21)
            --             --            --             220             48             --            --             --
            --             --            --          (3,285)            --             --            --             27
            --             --            --              --             (6)             1            29           (123)
       (12,678)      (463,925)       (1,588)        (43,098)       (83,378)      (223,962)       (4,907)         6,093
            --             --            --            (204)            --             --            --            (33)
            --             --            --              --             --             --            --             --
            --             --            --              --             --             --            --             --
            --             --            --              --             --             --            (7)            31
      --------      ---------       -------        --------       --------      ---------       -------        -------
       (14,399)      (592,366)       (1,513)        (79,265)       (72,591)      (290,646)       (6,830)        11,691
      --------      ---------       -------        --------       --------      ---------       -------        -------
      $(14,624)     $(598,363)      $(1,496)       $(80,299)      $(67,097)     $(254,978)      $  (822)       $20,036
      ========      =========       =======        ========       ========      =========       =======        =======


     THE HARTFORD
     MONEY MARKET
         FUND
     ------------
        $   --
         6,831
            --
            --
        ------
         6,831
        ------
           737
           332
           218
           264
           354
             6
            29
            51
            --
            26
        ------
         2,017
            (1)
          (183)
           (31)
        ------
         1,802
        ------
         5,029
        ------
             3
            --
            --
            --
            --
            --
            --
            --
            --
            --
        ------
             3
        ------
        $5,032
        ======

 THE HARTFORD MUTUAL FUNDS, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               THE HARTFORD      THE HARTFORD
                                                                  GLOBAL       GLOBAL FINANCIAL
                                                              COMMUNICATIONS       SERVICES
                                                                   FUND              FUND
                                                              --------------   ----------------
OPERATIONS:
  Net investment income (loss)..............................     $   (41)          $    16
  Net realized gain (loss) on investments...................      (3,713)             (530)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (2,237)             (610)
                                                                 -------           -------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (5,991)           (1,124)
                                                                 -------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................          --                --
    Class B.................................................          --                --
    Class C.................................................          --                --
    Class Y.................................................          --                --
  From net realized gain on investments
    Class A.................................................          --                --
    Class B.................................................          --                --
    Class C.................................................          --                --
    Class Y.................................................          --                --
  From Capital
    Class A.................................................          --                --
    Class B.................................................          --                --
    Class C.................................................          --                --
    Class Y.................................................          --                --
                                                                 -------           -------
    Total distributions.....................................          --                --
                                                                 -------           -------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................       1,176             3,676
    Class B.................................................         500             1,211
    Class C.................................................         530             1,227
    Class Y.................................................          --                --
                                                                 -------           -------
  Net increase (decrease) from capital share transactions...       2,206             6,114
                                                                 -------           -------
  Net increase (decrease) in net assets.....................      (3,785)            4,990
NET ASSETS:
  Beginning of period.......................................      10,002*           10,002*
                                                                 -------           -------
  End of period.............................................     $ 6,217           $14,992
                                                                 =======           =======
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................     $    --           $    (2)
                                                                 =======           =======

  * These amounts represents seed money deposited in The Hartford Global Communications Fund and The Hartford Global Financial Services Fund on October 31, 2000.
 ** From inception April 30, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   THE HARTFORD
                    THE HARTFORD   THE HARTFORD                    INTERNATIONAL   THE HARTFORD                  THE HARTFORD
    THE HARTFORD       GLOBAL      INTERNATIONAL   THE HARTFORD       CAPITAL        CAPITAL      THE HARTFORD      MIDCAP
    GLOBAL HEALTH    TECHNOLOGY    SMALL COMPANY   SMALL COMPANY   APPRECIATION    APPRECIATION      MIDCAP         VALUE
        FUND            FUND          FUND**           FUND           FUND**           FUND           FUND          FUND**
    -------------   ------------   -------------   -------------   -------------   ------------   ------------   ------------
      $ (1,399)       $ (1,085)       $   12         $  (2,573)       $   (2)       $  (16,885)    $   (9,651)     $   (51)
         5,084         (45,499)         (135)         (102,280)         (835)          (91,222)      (100,709)        (666)
        (3,193)         (9,063)         (272)          (11,341)          (14)         (521,732)      (138,269)      (3,720)
      --------        --------        ------         ---------        ------        ----------     ----------      -------
           492         (55,647)         (395)         (116,194)         (851)         (629,839)      (248,629)      (4,437)
      --------        --------        ------         ---------        ------        ----------     ----------      -------
            --              --            --                --            --                --             --           --
            --              --            --                --            --                --             --           --
            --              --            --                --            --                --             --           --
            --              --            --                --            --                --             --           --
        (1,912)           (331)           --            (5,414)           --          (159,028)       (37,482)          --
          (884)           (154)           --            (2,437)           --          (103,762)       (16,839)          --
        (1,140)           (213)           --            (2,627)           --           (62,308)       (19,558)          --
          (111)            (49)           --            (1,479)           --           (10,666)        (5,416)          --
            --              --            --                --            --                --             --           --
            --              --            --                --            --                --             --           --
            --              --            --                --            --                --             --           --
            --              --            --                --            --                --             --           --
      --------        --------        ------         ---------        ------        ----------     ----------      -------
        (4,047)           (747)           --           (11,957)           --          (335,764)       (79,295)          --
      --------        --------        ------         ---------        ------        ----------     ----------      -------
        55,526          16,674         2,435            10,746         3,201           737,821        345,350       29,599
        22,809           6,402           312             4,279           408           334,093        151,367        7,883
        18,649           9,846           469             1,361           393           364,644        148,017        9,855
         1,938           4,232           300             3,463           300            14,144          8,283          300
      --------        --------        ------         ---------        ------        ----------     ----------      -------
        98,922          37,154         3,516            19,849         4,302         1,450,702        653,017       47,637
      --------        --------        ------         ---------        ------        ----------     ----------      -------
        95,367         (19,240)        3,121          (108,302)        3,451           485,099        325,093       43,200
        94,828          75,209            --           359,145            --         2,720,199        891,824           --
      --------        --------        ------         ---------        ------        ----------     ----------      -------
      $190,195        $ 55,969        $3,121         $ 250,843        $3,451        $3,205,298     $1,216,917      $43,200
      ========        ========        ======         =========        ======        ==========     ==========      =======
      $     --        $     --        $   --         $      (2)       $   (1)       $    3,200     $       --      $    --
      ========        ========        ======         =========        ======        ==========     ==========      =======

 THE HARTFORD MUTUAL FUNDS, INC.

 FOR THE PERIOD ENDED OCTOBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD
                                                              INTERNATIONAL    THE HARTFORD
                                                              OPPORTUNITIES   GLOBAL LEADERS
                                                                  FUND             FUND
                                                              -------------   --------------
OPERATIONS:
  Net investment income (loss)..............................    $    465        $  (1,007)
  Net realized gain (loss) on investments...................     (31,663)        (142,160)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (8,748)            (700)
                                                                --------        ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (39,946)        (143,867)
                                                                --------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................          --               --
    Class B.................................................          --               --
    Class C.................................................          --               --
    Class Y.................................................          --               --
  From net realized gain on investments
    Class A.................................................      (4,152)          (2,671)
    Class B.................................................      (1,246)            (811)
    Class C.................................................      (1,290)          (1,513)
    Class Y.................................................      (1,035)            (104)
  From Capital
    Class A.................................................          --             (188)
    Class B.................................................          --              (51)
    Class C.................................................          --              (86)
    Class Y.................................................          --               (6)
                                                                --------        ---------
    Total distributions.....................................      (7,723)          (5,430)
                                                                --------        ---------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................       8,561           73,397
    Class B.................................................         742           10,590
    Class C.................................................        (620)           1,942
    Class Y.................................................       1,178              706
                                                                --------        ---------
  Net increase (decrease) from capital share transactions...       9,861           86,635
                                                                --------        ---------
  Net increase (decrease) in net assets.....................     (37,808)         (62,662)
NET ASSETS:
  Beginning of period.......................................     164,547          484,211
                                                                --------        ---------
  End of period.............................................    $126,739        $ 421,549
                                                                ========        =========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................    $      1        $     (51)
                                                                ========        =========

 ** From inception April 30, 2001, to October 31, 2001.
*** From inception May 24, 2001, to October 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                 THE HARTFORD   THE HARTFORD                                 THE HARTFORD
    THE HARTFORD   THE HARTFORD   THE HARTFORD      GROWTH        DIVIDEND     THE HARTFORD   THE HARTFORD   BOND INCOME
       FOCUS          STOCK          VALUE        AND INCOME     AND GROWTH      ADVISERS      HIGH YIELD      STRATEGY
      FUND***          FUND          FUND**          FUND           FUND           FUND           FUND           FUND
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $   (225)     $   (5,997)     $    17        $ (1,034)      $  5,494      $   35,668      $ 6,008        $  8,345
        (1,721)       (128,441)          75         (35,963)        10,787         (66,684)      (1,916)          5,600
       (12,678)       (463,925)      (1,588)        (43,302)       (83,378)       (223,962)      (4,914)          6,091
      --------      ----------      -------        --------       --------      ----------      -------        --------
       (14,624)       (598,363)      (1,496)        (80,299)       (67,097)       (254,978)        (822)         20,036
      --------      ----------      -------        --------       --------      ----------      -------        --------
            --              --           --              --         (4,317)        (19,995)      (2,955)         (3,443)
            --              --           --              --           (443)         (8,066)      (1,072)         (1,416)
            --              --           --              --           (379)         (5,942)     ( 1,567)         (1,524)
            --              --           --              --           (376)         (1,466)        (343)         (1,893)
            --         (49,517)          --          (7,583)       (12,819)        (33,510)          --              --
            --         (27,588)          --          (1,607)        (5,208)        (23,894)          --              --
            --         (23,538)          --          (2,474)        (2,777)        (16,207)          --              --
            --          (1,437)          --             (19)          (961)         (2,394)          --              --
            --              --           --              --             --              --           --              --
            --              --           --              --             --              --           --              --
            --              --           --              --             --              --           --              --
            --              --           --              --             --              --           --              --
      --------      ----------      -------        --------       --------      ----------      -------        --------
            --        (102,080)          --         (11,683)       (27,280)       (111,474)      (5,937)         (8,276)
      --------      ----------      -------        --------       --------      ----------      -------        --------
        75,876         314,049       14,680         103,759        285,285         363,245       25,534          80,413
        20,990          71,780        2,166          14,410         50,519          99,578       10,273          31,530
        27,393          97,523        5,147          15,052         67,003         124,614       20,187          43,111
            10           4,426          300              76          7,356           1,962        1,636          10,758
      --------      ----------      -------        --------       --------      ----------      -------        --------
       124,269         487,778       22,293         133,297        410,163         589,399       57,630         165,812
      --------      ----------      -------        --------       --------      ----------      -------        --------
       109,645        (212,665)      20,797          41,315        315,786         222,947       50,871         177,572
            --       2,171,491           --         302,442        499,783       2,022,944       43,632         106,707
      --------      ----------      -------        --------       --------      ----------      -------        --------
      $109,645      $1,958,826      $20,797        $343,757       $815,569      $2,245,891      $94,503        $284,279
      ========      ==========      =======        ========       ========      ==========      =======        ========
      $     --      $       --      $    26        $     --       $    409      $    3,162      $   139        $    166
      ========      ==========      =======        ========       ========      ==========      =======        ========


     THE HARTFORD
     MONEY MARKET
         FUND
     ------------
       $  5,029
              3
             --
       --------
          5,032
       --------
         (2,340)
           (751)
           (980)
           (961)
             --
             --
             --
             --
             --
             --
             --
             --
       --------
         (5,032)
       --------
         42,851
         34,024
         47,031
         14,984
       --------
        138,890
       --------
        138,890
         84,038
       --------
       $222,928
       ========
       $     --
       ========

 THE HARTFORD MUTUAL FUNDS, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED OCTOBER 31, 2000*
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 THE HARTFORD                     THE HARTFORD
                                                 THE HARTFORD       GLOBAL      THE HARTFORD         CAPITAL
                                                 GLOBAL HEALTH    TECHNOLOGY    SMALL COMPANY     APPRECIATION      THE HARTFORD
                                                     FUND*          FUND*           FUND              FUND          MIDCAP FUND
                                                 -------------   ------------   -------------     ------------      -----------
OPERATIONS:
  Net investment income (loss).................     $  (161)       $   (438)      $ (2,610)        $  (14,127)        $ (4,566)
  Net realized gain (loss) on investments......       3,860             142          8,658            348,049           77,050
  Net unrealized appreciation (depreciation) of
    investments................................      11,136          (9,818)       (42,407)          (152,996)          42,958
                                                    -------        --------       --------         ----------         --------
  Net increase (decrease) in net assets
    resulting from operations..................      14,835         (10,114)       (36,359)           180,926          115,442
                                                    -------        --------       --------         ----------         --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A....................................          --              --             --                 --               --
    Class B....................................          --              --             --                 --               --
    Class C....................................          --              --             --                 --               --
    Class Y....................................          --              --             --                 --               --
  From net realized gain on investments
    Class A....................................          --              --         (7,133)           (55,488)          (8,249)
    Class B....................................          --              --         (3,189)           (37,768)          (3,683)
    Class C....................................          --              --         (3,275)           (20,538)          (4,227)
    Class Y....................................          --              --         (2,104)            (3,920)          (1,322)
                                                    -------        --------       --------         ----------         --------
    Total distributions........................          --              --        (15,701)          (117,714)         (17,481)
                                                    -------        --------       --------         ----------         --------
CAPITAL SHARE TRANSACTIONS:
    Class A....................................      37,134          37,616         77,944            476,289          259,600
    Class B....................................      17,878          17,997         28,894            236,605          115,438
    Class C....................................      23,007          24,469         51,080            299,735          147,319
    Class Y....................................       1,974           5,241         13,162             21,346           36,703
                                                    -------        --------       --------         ----------         --------
  Net increase (decrease) from capital share
    transactions...............................      79,993          85,323        171,080          1,033,975          559,060
                                                    -------        --------       --------         ----------         --------
  Net increase (decrease) in net assets........      94,828          75,209        119,020          1,097,187          657,021
NET ASSETS:
  Beginning of period..........................          --              --        240,125          1,623,012          234,803
                                                    -------        --------       --------         ----------         --------
  End of period................................     $94,828        $ 75,209       $359,145         $2,720,199         $891,824
                                                    =======        ========       ========         ==========         ========
  Accumulated undistributed net investment
    income (Distribution in excess of net
    investment income).........................     $    --        $     --       $     --         $       --         $     --
                                                    =======        ========       ========         ==========         ========

* Results are for the period January 1, 2000, through October 31, 2000, except for The Hartford Global Health Fund and The Hartford Global Technology Fund which are for the period May 1, 2000, through October 31, 2000.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    THE HARTFORD
    INTERNATIONAL    THE HARTFORD                   THE HARTFORD   THE HARTFORD                   THE HARTFORD   THE HARTFORD
    OPPORTUNITIES   GLOBAL LEADERS   THE HARTFORD    GROWTH AND    DIVIDEND AND   THE HARTFORD     HIGH YIELD     BOND INCOME
        FUND             FUND         STOCK FUND    INCOME FUND    GROWTH FUND    ADVISERS FUND       FUND       STRATEGY FUND
    -------------   --------------   ------------   ------------   ------------   -------------   ------------   -------------
      $    637         $ (1,140)      $   (8,505)     $   (786)      $  3,031      $   21,168       $ 2,651        $  4,959
         6,230           (2,963)         110,546        11,870         20,189          75,977        (1,658)         (2,043)
       (33,208)         (29,134)        (110,409)      (10,974)         6,814         (57,430)       (1,270)          3,892
      --------         --------       ----------      --------       --------      ----------       -------        --------
       (26,341)         (33,237)          (8,368)          110         30,034          39,715          (277)          6,808
      --------         --------       ----------      --------       --------      ----------       -------        --------
           (32)              --               --            --         (1,886)        (10,080)       (1,415)         (1,883)
            (6)              --               --            --           (250)         (4,464)         (468)           (899)
            (8)              --               --            --           (149)         (2,913)         (559)           (634)
           (10)              --               --            --           (195)           (936)         (168)         (1,424)
          (306)          (1,002)          (8,436)       (1,200)        (1,160)         (7,469)           --              --
           (96)            (329)          (4,942)         (278)          (517)         (5,679)           --              --
           (96)            (619)          (3,998)         (432)          (249)         (3,636)           --              --
           (84)             (40)            (286)           (4)           (96)           (605)           --              --
      --------         --------       ----------      --------       --------      ----------       -------        --------
          (638)          (1,990)         (17,662)       (1,914)        (4,502)        (35,782)       (2,610)         (4,840)
      --------         --------       ----------      --------       --------      ----------       -------        --------
        40,089          188,869          325,161       123,307         37,504         198,946         7,245         (20,657)
         7,583           56,939          124,764        21,060         (8,746)         75,441         1,039             323
        17,906          110,799          194,679        34,984         17,270         107,885         1,628          (1,528)
           914            6,176            1,140            12         (2,293)         (3,499)          819           1,651
      --------         --------       ----------      --------       --------      ----------       -------        --------
        66,492          362,783          645,744       179,363         43,735         378,773        10,731         (20,211)
      --------         --------       ----------      --------       --------      ----------       -------        --------
        39,513          327,556          619,714       177,559         69,267         382,706         7,844         (18,243)
       125,034          156,655        1,551,777       124,883        430,516       1,640,238        35,788         124,950
      --------         --------       ----------      --------       --------      ----------       -------        --------
      $164,547         $484,211       $2,171,491      $302,442       $499,783      $2,022,944       $43,632        $106,707
      ========         ========       ==========      ========       ========      ==========       =======        ========
      $    (51)        $   (109)      $       --      $   (138)      $    363      $    3,044       $    66        $    119
      ========         ========       ==========      ========       ========      ==========       =======        ========


     THE HARTFORD
        MONEY
     MARKET FUND
     ------------
      $   3,467
             (1)
             --
      ---------
          3,466
      ---------
         (1,285)
           (405)
           (204)
           (528)
           (595)
           (213)
           (118)
           (119)
      ---------
         (3,467)
      ---------
           (766)
        (10,787)
         (3,062)
          9,373
      ---------
         (5,242)
      ---------
         (5,243)
         89,281
      ---------
      $  84,038
      =========
      $      --
      =========

 THE HARTFORD MUTUAL FUNDS, INC.

 NOTES TO FINANCIAL STATEMENTS
 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford Mutual Funds, Inc. (the Company) is an open-end management investment company comprised of twenty-two portfolios (each a "Fund" or together the "Funds"). Twenty-one Funds are included in these financial statements, they are The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford International Small Company Fund, The Hartford Small Company Fund, The Hartford International Capital Appreciation Fund, The Hartford Capital Appreciation Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford International Opportunities Fund, The Hartford Global Leaders Fund, The Hartford Focus Fund, The Hartford Stock Fund, The Hartford Value Fund, The Hartford Growth and Income Fund, The Hartford Dividend and Growth Fund, The Hartford Advisers Fund, The Hartford High Yield Fund, The Hartford Bond Income Strategy Fund and The Hartford Money Market Fund. The twenty second Fund has not been offered to the public and is not included in these financial statements. The Company was organized under the laws of the State of Maryland and was registered with the Securities and Exchange Commission
     (SEC) under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company, except for The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund and The Hartford Global Technology Fund which are non-diversified.

     The Funds and their investment objectives are listed below:

    The Hartford Global Communications Fund             --   Seeks long-term capital appreciation by investing
      (Global Communications Fund)                           at least 80% of its total assets in the equity
                                                             securities of communications companies worldwide.
    The Hartford Global Financial Services Fund         --   Seeks long-term capital appreciation by investing
      (Global Financial Services Fund)                       at least 80% of its total assets in the equity
                                                             securities of financial services companies
                                                             worldwide.
    The Hartford Global Health Fund                     --   Seeks long-term capital appreciation by investing
      (Global Health Fund)                                   at least 80% of its total assets in the equity
                                                             securities of health care companies worldwide.
    The Hartford Global Technology Fund                 --   Seeks long-term capital appreciation by investing
      (Global Technology Fund)                               at least 80% of its total assets in the equity
                                                             securities of technology companies worldwide.
    The Hartford International Small Company Fund       --   Seeks capital appreciation by investing at least
      (International Small Company Fund)                     80% of its total assets in equity securities of
                                                             foreign issuers, including non-dollar securities,
                                                             with market capitalizations of under $8 billion.
    The Hartford Small Company Fund                     --   Seeks growth of capital by investing primarily in
      (Small Company Fund)                                   stocks selected on the basis of potential for
                                                             capital appreciation by investing at least 65% of
                                                             its total assets in common stocks of companies with
                                                             market capitalizations within the range represented
                                                             by the Russell 2000 Index.
    The Hartford International Capital Appreciation     --   Seeks capital appreciation by investing at least
      Fund                                                   80% of its total assets in equity securities of
      (International Capital Appreciation Fund)              foreign issuers, including non-dollar securities.
    The Hartford Capital Appreciation Fund              --   Seeks growth of capital by investing primarily in
      (Capital Appreciation Fund)                            stocks selected on the basis of potential for
                                                             capital appreciation by investing at least 65% of
                                                             its total assets in common stocks of small, medium
                                                             and large companies.

--------------------------------------------------------------------------------

    The Hartford MidCap Fund                            --   Seeks long-term growth of capital by investing at
      (MidCap Fund)                                          least 65% of its total assets in common stocks of
                                                             companies with market capitalizations within the
                                                             range represented by the Standard & Poor's MidCap
                                                             400 Index.
    The Hartford MidCap Value Fund                      --   Seeks long-term capital appreciation by investing
      (MidCap Value Fund)                                    at least 80% of its total assets in equity
                                                             securities of companies with market capitalizations
                                                             equaling or exceeding $500 million but not
                                                             exceeding the largest market capitalization of the
                                                             Russell Mid-Cap Index Range.
    The Hartford International Opportunities Fund       --   Seeks growth of capital by investing at least 65%
      (International Opportunities Fund)                     of its assets in stocks issued by non-U.S.
                                                             companies which trade in foreign markets.
    The Hartford Global Leaders Fund                    --   Seeks growth of capital by investing at least 65%
      (Global Leaders Fund)                                  of its total assets in common stocks of
                                                             high-quality growth companies worldwide.
    The Hartford Focus Fund                             --   Seeks long-term capital appreciation by investing
      (Focus Fund)                                           primarily in equity securities of a relatively
                                                             small number of large capitalization companies.
    The Hartford Stock Fund                             --   Seeks long-term growth of capital, with income as a
      (Stock Fund)                                           secondary consideration, by investing at least 65%
                                                             of its total assets in the common stocks of
                                                             high-quality growth companies.
    The Hartford Value Fund                             --   Seeks long-term total return by investing at least
      (Value Fund)                                           80% of its total assets in equity securities of
                                                             companies with market capitalizations above $3
                                                             billion.
    The Hartford Growth and Income Fund                 --   Seeks growth of capital and current income by
      (Growth and Income Fund)                               investing primarily in stocks with earnings growth
                                                             potential and steady or rising dividends.
    The Hartford Dividend and Growth Fund               --   Seeks a high level of current income consistent
      (Dividend and Growth Fund)                             with growth of capital by investing primarily in
                                                             stocks.
    The Hartford Advisers Fund                          --   Seeks maximum long-term total return by investing
      (Advisers Fund)                                        in common stocks and other equity securities, debt
                                                             securities and money market instruments.
    The Hartford High Yield Fund                        --   Seeks high current income by investing in
      (High Yield Fund)                                      non-investment grade debt securities. Growth of
                                                             capital is a secondary objective.
    The Hartford Bond Income Strategy Fund              --   Seeks a high level of current income, consistent
      (Bond Income Strategy Fund)                            with a competitive total return, as compared to
                                                             bond funds with similar investment objectives and
                                                             policies, by investing primarily in debt
                                                             securities.
    The Hartford Money Market Fund                      --   Seeks maximum current income consistent with
      (Money Market Fund)                                    liquidity and preservation of capital.

     Each Fund is divided into Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of up to 1% and a contingent deferred sales charge of up to 1%. Class Y shares are sold to certain eligible institutional investors

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation--Equity securities are valued at the last sales price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in shareholders' equity.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rates at the end of each business day. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. (See Note 2(g))

     c) Foreign Currency Transactions--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Securities Lending--The Funds, except for the Money Market Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the

--------------------------------------------------------------------------------

        collateral should the borrower of the securities fail financially. As of October 31, 2001, the market value of the securities loaned and the market value of the collateral were as follows:

                                    FUND                              VALUE OF SECURITIES LOANED   VALUE OF COLLATERAL
                                    ----                              --------------------------   -------------------
        Global Financial Services Fund..............................           $    419                 $    439
        Global Health Fund..........................................             19,685                   20,510
        Global Technology Fund......................................              3,193                    3,329
        Small Company Fund..........................................             27,803                   28,816
        Capital Appreciation Fund...................................            415,868                  443,340
        MidCap Fund.................................................            187,862                  197,730
        International Opportunities Fund............................              2,133                    2,252
        Global Leaders Fund.........................................              8,962                    9,334
        Stock Fund..................................................             29,130                   29,849
        Growth and Income Fund......................................              8,923                    9,219
        Dividend and Growth Fund....................................             20,588                   21,477
        Advisers Fund...............................................            242,998                  249,066
        High Yield Fund.............................................              2,196                    2,249
        Bond Income Strategy Fund...................................             15,043                   15,364

     e) Joint Trading Account--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company (HIMCO) or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

     f) Repurchase Agreements--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are executed through the Fund's custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington have an interest in $1,618,213 joint repurchase agreement dated 10/31/01 with State Street Bank, 2.567% due 11/01/01. This joint repurchase agreement is collateralized by $1,522,216 U.S. Treasury Bonds 5.250% - 13.250% due 02/15/10 - 11/15/28, $160,701 U.S. Treasury Notes 5.500% - 6.000% due
         01/31/03 - 08/15/09. The maturity amounts are as follows:

                                                             MATURITY
                          FUND                                AMOUNT
                          ----                               --------
Global Communications Fund...............................    $    471
Global Financial Services................................         895
Global Health Fund.......................................       7,884
Global Technology Fund...................................       1,459
International Small Company Fund.........................         127
Small Company Fund.......................................      22,038
International Capital Appreciation Fund..................         253
MidCap Fund..............................................      75,496
MidCap Value Fund........................................       2,264
International Opportunities Fund.........................       4,993
Global Leaders Fund......................................      13,487
Focus Fund...............................................       5,124
Stock Fund...............................................      32,856
Value Fund...............................................       1,398

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                             MATURITY
                          FUND                                AMOUNT
                          ----                               --------
Growth and Income Fund...................................    $ 13,726
Dividend and Growth Fund.................................      38,658
Advisers Fund............................................      86,788

        Certain Funds, together with other investment management companies having investment advisory agreements with HIMCO have an interest in $529,733 joint repurchase agreement dated 10/31/01 with State Street Bank, 2.567% due 11/01/01. This joint repurchase agreement is collateralized by $479,767 U.S. Treasury Bonds 6.125% - 9.125% due 05/15/18 - 08/15/29, and $50,004 U.S. Treasury Bills 0.00% due 02/28/02.
        The maturity amounts are as follows:

                                                             MATURITY
FUND                                                          AMOUNT
----                                                         --------
High Yield Fund............................................  $ 5,856
Bond Income Strategy Fund..................................   10,411
Money Market Fund..........................................   30,025

     g) Futures, Options on Futures and Options Transactions--A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statement of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statement of Net Assets, which increases the Funds' return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency.

--------------------------------------------------------------------------------

Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received.

The Fund's option activity for the year ended October 31, 2001, was as follows:

                          THE HARTFORD GROWTH AND INCOME FUND
                      OPTIONS CONTRACTS ACTIVITY DURING THE PERIOD

                                                                      NUMBER OF    DOLLAR
                                                                      CONTRACTS    AMOUNTS
        WRITTEN CALLS                                                 ---------    -------
        -------------
        Beginning of period.........................................      --        $  --
        During the period...........................................       2          321
        Expired during the period...................................      (1)         (82)
        Closed during the period....................................      (1)        (239)
        Exercised during the period.................................      --           --
                                                                        ----        -----
        Balance at the end of period................................      --        $  --
                                                                        ====        =====

                     THE HARTFORD DIVIDEND AND GROWTH FUND
                  OPTIONS CONTRACTS ACTIVITY DURING THE PERIOD

                                                                      NUMBER OF    DOLLAR
                                                                      CONTRACTS    AMOUNTS
        WRITTEN CALLS                                                 ---------    -------
        -------------
        Beginning of period.........................................      --        $ --
        During the period...........................................    @@--          53
        Expired during the period...................................    @@--         (38)
        Closed during the period....................................    @@--         (15)
        Exercised during the period.................................      --          --
                                                                        ----        ----
        Balance at the end of period................................      --        $ --
                                                                        ====        ====

        @@ Due to the presentation of the financial statements in thousands, the number of contracts round to zero.

     h) Forward Foreign Currency Contracts--For the year ended October 31, 2001, the Global Communications Fund, the Global Financial Services Fund, the International Small Company Fund, the Small Company Fund, the International Capital Appreciation Fund, the Capital Appreciation Fund, the MidCap Value Fund, the International Opportunities Fund and the Global Leaders Fund entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

         Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movement in the value of foreign currencies relative to the U.S. dollar.

     i) Indexed Securities--The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     j) Federal Income Taxes--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Dividend Distributions to Shareholders--Orders for a Fund's shares are executed in accordance with the investment instructions of the shareholders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the per-share net asset value next determined.

          Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Global Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Technology Fund, the International Small Company Fund, the Small Company Fund, the International Capital Appreciation Fund, the Capital Appreciation Fund, the MidCap Fund, the MidCap Value Fund, the International Opportunities Fund, the Global Leaders Fund, the Focus Fund, the Stock Fund and the Value Fund will be declared and paid annually; dividends from net investment income of the Growth and Income Fund, the Dividend and Growth Fund and the Advisers Fund will be declared and paid quarterly; dividends from the net investment income of the High Yield Fund and the Bond Income Strategy Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

          Net investment income and net realized capital gains available for distribution are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses; losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds' capital accounts (see Note 7).

     l) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) Restricted Securities--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for the Money Market Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

--------------------------------------------------------------------------------

        As of October 31, 2001, the Funds held the following restricted securities (excluding 144A issues):

                                                                                                               PERCENTAGE
                                                                        ACQUISITION   ACQUISITION   MARKET      OF FUND'S
                                                  SECURITY                 DATE          COST        VALUE     NET ASSETS
                    FUND                -----------------------------   -----------   -----------   -------   -------------
                    ----
        Small Company Fund..........    Acclaim Entertainment, Inc.        07/27/01     $ 2,556     $ 3,003        1.2%
        Capital Appreciation Fund...    Optical Switch Corp., Class B      03/02/00       7,750       3,875        0.1
        Capital Appreciation Fund...    SensAble Technology, Inc.          04/05/00       4,000       4,000        0.1
        Capital Appreciation Fund...    Tower Automotive, Inc.             08/28/01      26,719      13,379        0.4

3.   EXPENSES:

     a) Investment Management and Advisory Agreements--Hartford Investment Financial Services Company (HIFSCO), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to each Fund pursuant to an Investment Advisory Agreement dated March 3, 1997. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day to day investment management services to the Global Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Technology Fund, the International Small Company Fund, the Small Company Fund, the International Capital Appreciation Fund, the Capital Appreciation Fund, the MidCap Fund, the MidCap Value Fund, the International Opportunities Fund, the Global Leaders Fund, the Focus Fund, the Stock Fund, the Value Fund, the Growth and Income Fund, the Dividend and Growth Fund and the Advisers Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with HIMCO, a wholly owned subsidiary of The Hartford, for the provision of day to day investment management services for the High Yield Fund, the Bond Income Strategy Fund and the Money Market Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington or HIMCO.

         The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered:

                                    MONEY MARKET FUND

                                           ANNUAL FEE
           AVERAGE DAILY NET ASSETS        ----------
           ------------------------
           On first $500 million              .50%
           On next $500 million               .45%
           Over $1 billion                    .40%

               CAPITAL APPRECIATION FUND, STOCK FUND, VALUE FUND
                           AND GROWTH AND INCOME FUND

                                        ANNUAL FEE
AVERAGE DAILY NET ASSETS                ----------
------------------------
On first $500 million                      .80%
On next $500 million                       .70%
Over $1 billion                            .65%

                                BOND INCOME STRATEGY FUND

                                           ANNUAL FEE
           AVERAGE DAILY NET ASSETS        ----------
           ------------------------
           On first $500 million              .65%
           On next $500 million               .55%
           Over $1 billion                    .50%

SMALL COMPANY FUND, MIDCAP FUND, MIDCAP VALUE FUND, INTERNATIONAL OPPORTUNITIES
                          FUND AND GLOBAL LEADERS FUND

                                        ANNUAL FEE
AVERAGE DAILY NET ASSETS                ----------
------------------------
On first $500 million                      .85%
On next $500 million                       .75%
Over $1 billion                            .70%

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                DIVIDEND AND GROWTH FUND,
                            ADVISERS FUND AND HIGH YIELD FUND

                                           ANNUAL FEE
           AVERAGE DAILY NET ASSETS        ----------
           ------------------------
           On first $500 million              .75%
           On next $500 million               .65%
           Over $1 billion                    .60%

                      INTERNATIONAL SMALL COMPANY FUND AND
                    INTERNATIONAL CAPITAL APPRECIATION FUND

                                        ANNUAL FEE
AVERAGE DAILY NET ASSETS                ----------
------------------------
On first $500 million                      1.00%
On next $500 million                        .90%
Over $1 billion                             .85%

          GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND,
           GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND AND FOCUS FUND

                                              ANNUAL FEE
AVERAGE DAILY NET ASSETS                      ----------
------------------------
On first $500 million                            1.00%
On next $500 million                              .95%
Over $1 billion                                   .90%

     b) Distribution and Service Plan for Class A, B and C Shares--HIFSCO, is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities which include marketing, distribution and clearing of shares through broker-dealers, financing distribution costs, supervising the activities of the transfer agent and maintaining financial books and records. For the period ended, October 31, 2001, the following revenues were received by HIFSCO:

                                                           CONTINGENT DEFERRED
                             FRONT-END LOAD                   SALES CHARGE
                              SALES CHARGE                 -------------------
                              -----------
HIFSCO                          $93,903                          $7,125

        The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, Class B and Class C shares and servicing of accounts of Class A, Class B and Class C shareholders. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of the Fund, some or all of which may be remitted to brokers. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Class A Rule 12b-1 fee for each Fund has been voluntarily capped at 0.30% through at least February 28, 2002. The cap may be removed at any time thereafter. Some or the entire 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. There is no distribution plan for Class Y shares.

     c) Operating Expenses--Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. The Hartford has voluntarily agreed to limit the total operating

--------------------------------------------------------------------------------

         expenses of the Class A, B, C and Y shares of all the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses, until at least February 28, 2002 as follows:

                                                                  CLASS A     CLASS B     CLASS C     CLASS Y
        FUND                                                     ---------   ---------   ---------   ---------
        ----
        Global Communications Fund.............................    1.65%       2.35%       2.35%       1.20%
        Global Financial Services Fund.........................    1.65%       2.35%       2.35%       1.20%
        Global Health Fund.....................................    1.65%       2.35%       2.35%       1.20%
        Global Technology Fund.................................    1.65%       2.35%       2.35%       1.20%
        International Small Company Fund.......................    1.65%       2.35%       2.35%       1.20%
        Small Company Fund.....................................    1.45%       2.15%       2.15%       1.00%
        International Capital Appreciation Fund................    1.65%       2.35%       2.35%       1.20%
        Capital Appreciation Fund..............................    1.45%       2.15%       2.15%       1.00%
        MidCap Fund............................................    1.45%       2.15%       2.15%       1.00%
        MidCap Value Fund......................................    1.45%       2.15%       2.15%       1.00%
        International Opportunities Fund.......................    1.65%       2.35%       2.35%       1.20%
        Global Leaders Fund....................................    1.65%       2.35%       2.35%       1.20%
        Focus Fund.............................................    1.65%       2.35%       2.35%       1.20%
        Stock Fund.............................................    1.45%       2.15%       2.15%       1.00%
        Value Fund.............................................    1.45%       2.15%       2.15%       1.00%
        Growth and Income Fund.................................    1.45%       2.15%       2.15%       1.00%
        Dividend and Growth Fund...............................    1.40%       2.10%       2.10%       0.95%
        Advisers Fund..........................................    1.40%       2.10%       2.10%       0.95%
        High Yield Fund........................................    1.40%       2.10%       2.10%       0.95%
        Bond Income Strategy Fund..............................    1.25%       1.95%       1.95%       0.80%
        Money Market Fund......................................    1.00%       1.70%       1.70%       0.55%

       The Hartford may terminate such voluntary and temporary fee waivers and expense limitation arrangements at any time after February 28, 2002 without notice.

       Amounts incurred which exceed the above limits, are deducted from expenses and are reported as expense reimbursements or waivers on the accompanying Statement of Operations.

     d) Other Related Party Transactions--The Hartford and its subsidiaries provide facilities and office equipment, as well as perform certain other services, including fund accounting and financial reporting, to the Funds. Certain officers of the Funds are directors and/or officers of HIFSCO, HIMCO and/or The Hartford or its subsidiaries. No officer of the Funds receives any compensation directly from the Funds. As of October 15, 2001, Hartford Administrative Services Company (HASCO), a wholly owned subsidiary of The Hartford, began providing transfer agent services to the Funds.

     e) Expense Offset--The Funds have entered into certain expense offset arrangements with the Custodian bank. The amount of the Funds' expense reductions is shown on the accompanying Statement of Operations as custodian fee expense offset.

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

4.   AFFILIATE HOLDINGS:

     As of October 31, 2001, affiliates of The Hartford had ownership of shares in the Funds as follows:

                                                                  CLASS A     CLASS B     CLASS C     CLASS Y
        FUND                                                     ---------   ---------   ---------   ---------
        ----
        Global Communications Fund.............................     700         100         100         100
        Global Financial Services Fund.........................     700         100         100         100
        Global Health Fund.....................................    @@--        @@--        @@--        @@--
        International Small Company Fund.......................     210          30          30          30
        International Capital Appreciation Fund................     210          30          30          30
        MidCap Value Fund......................................     210          30          30          30
        Value Fund.............................................     210          30          30          30
        Focus Fund.............................................      --          --          --           1
        Growth and Income Fund.................................      --          --          --          32
        High Yield Fund........................................     340         126         126         130

        @@ Due to the presentation of the financial statements in thousands, the number of shares held round to zero.

5.   INVESTMENT TRANSACTIONS:

     For the period ended, October 31, 2001, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                                          PROCEEDS FROM
                                                                      COST OF PURCHASES       SALES
                                    FUND                              -----------------   -------------
                                    ----
        Global Communications Fund..................................     $   17,592        $    5,845
        Global Financial Services Fund..............................         29,373            13,897
        Global Health Fund..........................................        171,457            83,945
        Global Technology Fund......................................        200,118           164,756
        International Small Company Fund............................          7,053             3,817
        Small Company Fund..........................................        663,020           621,013
        International Capital Appreciation Fund.....................          7,815             3,953
        Capital Appreciation Fund...................................      4,945,233         3,893,853
        MidCap Fund.................................................      1,835,913         1,254,599
        MidCap Value Fund...........................................         51,071             6,003
        International Opportunities Fund............................        225,882           218,094
        Global Leaders Fund.........................................      1,747,517         1,664,756
        Focus Fund..................................................        225,551           106,681
        Stock Fund..................................................      1,263,149           797,425
        Value Fund..................................................         23,103             1,462
        Growth and Income Fund......................................        377,098           262,553
        Dividend and Growth Fund....................................        715,833           349,213
        Advisers Fund...............................................      1,338,344           763,396
        High Yield Fund.............................................         91,183            40,124
        Bond Income Strategy Fund...................................        481,693           318,189

--------------------------------------------------------------------------------

6.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the periods ended October 31, 2001:

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        GLOBAL COMMUNICATIONS
          FUND
        Shares sold............       206   $   1,282        90   $     539         96   $     547      @@--   $   @@--
        Shares issued on
          reinvestment of
          distributions........        --          --        --          --         --          --        --         --
        Shares redeemed........       (21)       (106)       (7)        (39)        (3)        (17)     @@--       @@--
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........       185   $   1,176        83   $     500         93   $     530      @@--   $   @@--
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        GLOBAL FINANCIAL
          SERVICES FUND
        Shares sold............       386   $   3,912       133   $   1,335        134   $   1,352      @@--   $   @@--
        Shares issued on
          reinvestment of
          distributions........        --          --        --          --         --          --        --         --
        Shares redeemed........       (24)       (236)      (12)       (124)       (13)       (125)     @@--       @@--
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........       362   $   3,676       121   $   1,211        121   $   1,227      @@--   $   @@--
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        GLOBAL HEALTH FUND
        Shares sold............     5,553   $  74,684     2,081   $  27,633      2,146   $  28,415       217   $  2,935
        Shares issued on
          reinvestment of
          distributions........       138       1,883        59         802         81       1,097         8        111
        Shares redeemed........    (1,581)    (21,041)     (432)     (5,626)      (842)    (10,863)      (85)    (1,108)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........     4,110   $  55,526     1,708   $  22,809      1,385   $  18,649       140   $  1,938
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        GLOBAL TECHNOLOGY FUND
        Shares sold............     6,736   $  40,596     1,614   $   9,846      3,833   $  24,353     2,367   $ 14,306
        Shares issued on
          reinvestment of
          distributions........        40         327        18         149         25         206         6         49
        Shares redeemed........    (4,403)    (24,249)     (671)     (3,593)    (2,419)    (14,713)   (1,770)   (10,123)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........     2,373   $  16,674       961   $   6,402      1,439   $   9,846       603   $  4,232
                                 ========   =========   =======   =========   ========   =========   =======   ========

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        INTERNATIONAL SMALL
          COMPANY FUND
        Shares sold............       246   $   2,444        31   $     316         49   $     479        30   $    300
        Shares issued on
          reinvestment of
          distributions........        --          --        --          --         --          --        --         --
        Shares redeemed........        (1)         (9)     @@--          (4)        (1)        (10)     @@--       @@--
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........       245   $   2,435        31   $     312         48   $     469        30   $    300
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        SMALL COMPANY FUND
        Shares sold............     6,044   $  84,554     1,036   $  14,391      1,226   $  17,129       678   $  9,817
        Shares issued on
          reinvestment of
          distributions........       302       5,252       133       2,239        150       2,525        83      1,479
        Shares redeemed........    (5,737)    (79,060)     (929)    (12,351)    (1,351)    (18,293)     (549)    (7,833)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........       609   $  10,746       240   $   4,279         25   $   1,361       212   $  3,463
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        INTERNATIONAL CAPITAL
          APPRECIATION FUND
        Shares sold............       339   $   3,202        44   $     419         45   $     416        30   $    300
        Shares issued on
          reinvestment of
          distributions........        --          --        --          --         --          --        --         --
        Shares redeemed........      @@--          (1)       (1)        (11)        (3)        (23)     @@--       @@--
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........       339   $   3,201        43   $     408         42   $     393        30   $    300
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        CAPITAL APPRECIATION
          FUND
        Shares sold............    29,984   $ 831,370    12,870   $ 342,810     14,675   $ 391,621       693   $ 20,259
        Shares issued on
          reinvestment of
          distributions........     5,389     155,469     3,519      97,784      2,155      59,774       360     10,666
        Shares redeemed........    (9,075)   (249,018)   (4,091)   (106,501)    (3,305)    (86,751)     (607)   (16,781)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........    26,298   $ 737,821    12,298   $ 334,093     13,525   $ 364,644       446   $ 14,144
                                 ========   =========   =======   =========   ========   =========   =======   ========

--------------------------------------------------------------------------------

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        MIDCAP FUND
        Shares sold............    22,106   $ 416,251     9,094   $ 167,086      9,460   $ 174,063     1,063   $ 20,372
        Shares issued on
          reinvestment of
          distributions........     1,832      36,639       818      16,000        962      18,827       267      5,416
        Shares redeemed........    (5,932)   (107,540)   (1,841)    (31,719)    (2,563)    (44,873)     (961)   (17,505)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........    18,006   $ 345,350     8,071   $ 151,367      7,859   $ 148,017       369   $  8,283
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        MIDCAP VALUE FUND
        Shares sold............     3,273   $  30,590       890   $   8,285      1,085   $  10,065        31   $    309
        Shares issued on
          reinvestment of
          distributions........        --          --        --          --         --          --        --         --
        Shares redeemed........      (111)       (991)      (43)       (402)       (24)       (210)       (1)        (9)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........     3,162   $  29,599       847   $   7,883      1,061   $   9,855        30   $    300
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        INTERNATIONAL
          OPPORTUNITIES FUND
        Shares sold............    33,604   $ 359,927       388   $   4,199      5,943   $  61,413       334   $  3,717
        Shares issued on
          reinvestment of
          distributions........       326       4,069       100       1,214        103       1,245        82      1,034
        Shares redeemed........   (33,029)   (355,435)     (439)     (4,671)    (6,109)    (63,278)     (318)    (3,573)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........       901   $   8,561        49   $     742        (63)  $    (620)       98   $  1,178
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        GLOBAL LEADERS FUND
        Shares sold............    25,136   $ 375,876     1,488   $  22,688      4,585   $  70,000       175   $  2,683
        Shares issued on
          reinvestment of
          distributions........       167       2,796        49         815         92       1,532         6        110
        Shares redeemed........   (20,623)   (305,275)     (894)    (12,913)    (4,665)    (69,590)     (138)    (2,087)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........     4,680   $  73,397       643   $  10,590         12   $   1,942        43   $    706
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        FOCUS FUND
        Shares sold............     7,949   $  79,053     2,151   $  21,382      2,906   $  28,829         1   $     10
        Shares issued on
          reinvestment of
          distributions........      @@--        @@--        --          --       @@--        @@--        --         --
        Shares redeemed........      (355)     (3,177)      (44)       (392)      (158)     (1,436)     @@--       @@--
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........     7,594   $  75,876     2,107   $  20,990      2,748   $  27,393         1   $     10
                                 ========   =========   =======   =========   ========   =========   =======   ========

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        STOCK FUND
        Shares sold............    21,526   $ 425,162     6,355   $ 121,477      8,747   $ 168,325       371   $  7,612
        Shares issued on
          reinvestment of
          distributions........     2,209      48,577     1,231      26,218      1,075      22,875        64      1,437
        Shares redeemed........    (8,304)   (159,690)   (4,124)    (75,915)    (5,049)    (93,677)     (222)    (4,623)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........    15,431   $ 314,049     3,462   $  71,780      4,773   $  97,523       213   $  4,426
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        VALUE FUND
        Shares sold............     1,553   $  14,963       236   $   2,260        538   $   5,213        30   $    300
        Shares issued on
          reinvestment of
          distributions........        --          --        --          --         --          --        --         --
        Shares redeemed........       (31)       (283)      (10)        (94)        (7)        (66)     @@--       @@--
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........     1,522   $  14,680       226   $   2,166        531   $   5,147        30   $    300
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        GROWTH AND INCOME FUND
        Shares sold............    10,818   $ 127,580     1,667   $  19,375      2,225   $  25,910         7   $     80
        Shares issued on
          reinvestment of
          distributions........       591       7,543       124       1,553        191       2,395         1         18
        Shares redeemed........    (2,733)    (31,364)     (584)     (6,518)    (1,188)    (13,253)       (2)       (22)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........     8,676   $ 103,759     1,207   $  14,410      1,228   $  15,052         6   $     76
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        DIVIDEND AND GROWTH
          FUND
        Shares sold............    18,645   $ 312,556     3,796   $  62,961      4,773   $  79,224       561   $  9,580
        Shares issued on
          reinvestment of
          distributions........     1,011      16,875       323       5,362        185       3,064        79      1,337
        Shares redeemed........    (2,669)    (44,146)   (1,082)    (17,804)      (936)    (15,285)     (214)    (3,561)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........    16,987   $ 285,285     3,037   $  50,519      4,022   $  67,003       426   $  7,356
                                 ========   =========   =======   =========   ========   =========   =======   ========

--------------------------------------------------------------------------------

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        ADVISERS FUND
        Shares sold............    30,346   $ 469,143    10,633   $ 163,094     12,611   $ 195,340       468   $  7,323
        Shares issued on
          reinvestment of
          distributions........     3,325      52,440     1,912      30,208      1,317      20,957       242      3,861
        Shares redeemed........   (10,324)   (158,338)   (6,211)    (93,724)    (5,987)    (91,683)     (599)    (9,222)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........    23,347   $ 363,245     6,334   $  99,578      7,941   $ 124,614       111   $  1,962
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        HIGH YIELD FUND
        Shares sold............     4,834   $  43,403     1,524   $  13,745      2,802   $  25,360       409   $  3,775
        Shares issued on
          reinvestment of
          distributions........       304       2,680        83         728        115       1,013        39        343
        Shares redeemed........    (2,281)    (20,549)     (476)     (4,200)      (696)     (6,186)     (275)    (2,482)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........     2,857   $  25,534     1,131   $  10,273      2,221   $  20,187       173   $  1,636
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        BOND INCOME STRATEGY
          FUND
        Shares sold............    27,871   $ 295,865     4,107   $  43,607      5,988   $  63,725     1,417   $ 15,203
        Shares issued on
          reinvestment of
          distributions........       300       3,175       113       1,196        119       1,257       178      1,894
        Shares redeemed........   (20,616)   (218,627)   (1,259)    (13,273)    (2,061)    (21,871)     (594)    (6,339)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........     7,555   $  80,413     2,961   $  31,530      4,046   $  43,111     1,001   $ 10,758
                                 ========   =========   =======   =========   ========   =========   =======   ========

                                       CLASS A                CLASS B               CLASS C               CLASS Y
                                 --------------------   -------------------   --------------------   ------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        MONEY MARKET FUND
        Shares sold............   619,935   $ 619,935    66,940   $  66,940    162,817   $ 162,817    40,769   $ 40,769
        Shares issued on
          reinvestment of
          distributions........     1,936       1,936       699         699        904         904       964        964
        Shares redeemed........  (579,020)   (579,020)  (33,615)    (33,615)  (116,690)   (116,690)  (26,749)   (26,749)
                                 --------   ---------   -------   ---------   --------   ---------   -------   --------
        Net Increase
          (Decrease)...........    42,851   $  42,851    34,024   $  34,024     47,031   $  47,031    14,984   $ 14,984
                                 ========   =========   =======   =========   ========   =========   =======   ========

     @@ Due to the presentation of the financial statements in thousands, the number of shares and amounts round to zero.

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     The following information is for the periods ended October 31, 2000:

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        GLOBAL HEALTH FUND
        Shares sold...............     4,050   $  47,852     1,618   $ 19,573     2,135   $ 25,482       308   $  3,687
        Shares issued on
          reinvestment of
          distributions...........        --          --        --         --        --         --        --         --
        Shares redeemed...........      (810)    (10,718)     (128)    (1,695)     (193)    (2,475)     (128)    (1,713)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...     3,240   $  37,134     1,490   $ 17,878     1,942   $ 23,007       180   $  1,974
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        GLOBAL TECHNOLOGY FUND
        Shares sold...............     4,023   $  39,760     1,842   $ 18,359     2,558   $ 25,138       641   $  6,169
        Shares issued on
          reinvestment Of
          distributions...........        --          --        --         --        --         --        --         --
        Shares redeemed...........      (212)     (2,144)      (37)      (362)      (68)      (669)     (105)      (928)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...     3,811   $  37,616     1,805   $ 17,997     2,490   $ 24,469       536   $  5,241
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        SMALL COMPANY FUND
        Shares sold...............     5,223   $ 107,566     2,013   $ 40,860     2,823   $ 56,814     1,084   $ 23,085
        Shares issued on
          reinvestment of
          distributions...........       353       6,910       154      2,925       165      3,144       105      2,104
        Shares redeemed...........    (1,839)    (36,532)     (762)   (14,891)     (457)    (8,878)     (589)   (12,027)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...     3,737   $  77,944     1,405   $ 28,894     2,531   $ 51,080       600   $ 13,162
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        CAPITAL APPRECIATION FUND
        Shares sold...............    16,709   $ 559,112     7,829   $255,521     9,465   $309,241       962   $ 32,957
        Shares issued on
          reinvestment of
          distributions...........     1,717      54,241     1,162     35,611       644     19,726       122      3,920
        Shares redeemed...........    (4,126)   (137,064)   (1,678)   (54,527)     (906)   (29,232)     (453)   (15,531)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...    14,300   $ 476,289     7,313   $236,605     9,203   $299,735       631   $ 21,346
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        MIDCAP FUND
        Shares sold...............    13,319   $ 279,977     5,810   $119,788     7,347   $151,203     2,192   $ 46,197
        Shares issued on
          reinvestment of
          distributions...........       399       8,017       179      3,530       207      4,095        65      1,321
        Shares redeemed...........    (1,382)    (28,394)     (395)    (7,880)     (386)    (7,979)     (516)   (10,815)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...    12,336   $ 259,600     5,594   $115,438     7,168   $147,319     1,741   $ 36,703
                                    ========   =========   =======   ========   =======   ========   =======   ========

--------------------------------------------------------------------------------

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        INTERNATIONAL
          OPPORTUNITIES FUND
        Shares sold...............     6,925   $  99,977       815   $ 11,838     1,623   $ 23,373       808   $ 11,905
        Shares issued on
          reinvestment of
          distributions...........        23         332         7         99         8        100         7         93
        Shares redeemed...........    (4,195)    (60,220)     (296)    (4,354)     (403)    (5,567)     (746)   (11,084)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...     2,753   $  40,089       526   $  7,583     1,228   $ 17,906        69   $    914
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        GLOBAL LEADERS FUND
        Shares sold...............    13,917   $ 261,458     3,281   $ 61,403     6,343   $118,829       440   $  8,310
        Shares issued on
          reinvestment of
          distributions...........        52         975        17        312        32        597         2         40
        Shares redeemed...........    (3,945)    (73,564)     (256)    (4,776)     (470)    (8,627)     (115)    (2,174)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...    10,024   $ 188,869     3,042   $ 56,939     5,905   $110,799       327   $  6,176
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        STOCK FUND
        Shares sold...............    17,531   $ 413,116     7,798   $178,634    10,500   $240,753       162   $  3,894
        Shares issued on
          reinvestment of
          distributions...........       351       8,267       205      4,702       170      3,898        12        286
        Shares redeemed...........    (4,095)    (96,222)   (2,564)   (58,572)   (2,193)   (49,972)     (124)    (3,040)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...    13,787   $ 325,161     5,439   $124,764     8,477   $194,679        50   $  1,140
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        GROWTH AND INCOME FUND
        Shares sold...............     9,961   $ 136,117     1,916   $ 25,745     3,014   $ 40,620         2   $     26
        Shares issued on
          reinvestment of
          distributions...........        87       1,191        20        269        31        420      @@--          4
        Shares redeemed...........    (1,027)    (14,001)     (367)    (4,954)     (453)    (6,056)       (1)       (18)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...     9,021   $ 123,307     1,569   $ 21,060     2,592   $ 34,984         1   $     12
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        DIVIDEND AND GROWTH FUND
        Shares sold...............     4,922   $  82,124     1,074   $ 17,655     1,693   $ 27,856       285   $  4,854
        Shares issued on
          reinvestment of
          distributions...........       180       3,003        44        723        24        387        17        290
        Shares redeemed...........    (2,880)    (47,623)   (1,666)   (27,124)     (673)   (10,973)     (446)    (7,437)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...     2,222   $  37,504      (548)  $ (8,746)    1,044   $ 17,270      (144)  $ (2,293)
                                    ========   =========   =======   ========   =======   ========   =======   ========

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        ADVISERS FUND
        Shares sold...............    17,230   $ 294,079     8,680   $146,388    10,045   $171,008       492   $  8,480
        Shares issued on
          reinvestment of
          distributions...........     1,007      17,136       568      9,580       365      6,212        89      1,541
        Shares redeemed...........    (6,588)   (112,269)   (4,782)   (80,527)   (4,085)   (69,335)     (788)   (13,520)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...    11,649   $ 198,946     4,466   $ 75,441     6,325   $107,885      (207)  $ (3,499)
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        HIGH YIELD FUND
        Shares sold...............     1,224   $  11,516       402   $  3,778       778   $  7,321       137   $  1,284
        Shares issued on
          reinvestment of
          distributions...........       145       1,354        36        337        44        407        18        168
        Shares redeemed...........      (598)     (5,625)     (325)    (3,076)     (649)    (6,100)      (67)      (633)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...       771   $   7,245       113   $  1,039       173   $  1,628        88   $    819
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        BOND INCOME STRATEGY FUND
        Shares sold...............     6,358   $  64,219       577   $  5,748       909   $  9,083       339   $  3,429
        Shares issued on
          reinvestment of
          distributions...........       168       1,682        78        773        56        563       141      1,424
        Shares redeemed...........    (8,619)    (86,558)     (623)    (6,198)   (1,122)   (11,174)     (319)    (3,202)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...    (2,093)  $ (20,657)       32   $    323      (157)  $ (1,528)      161   $  1,651
                                    ========   =========   =======   ========   =======   ========   =======   ========

                                          CLASS A               CLASS B              CLASS C              CLASS Y
                                    --------------------   ------------------   ------------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        MONEY MARKET FUND
        Shares sold...............   244,226   $ 244,226    20,036   $ 20,037    20,662   $ 20,662    27,666   $ 27,667
        Shares issued on
          reinvestment of
          distributions...........     1,687       1,687       561        561       298        298       645        645
        Shares redeemed...........  (246,679)   (246,679)  (31,385)   (31,385)  (24,022)   (24,022)  (18,939)   (18,939)
                                    --------   ---------   -------   --------   -------   --------   -------   --------
        Net Increase (Decrease)...      (766)  $    (766)  (10,788)  $(10,787)   (3,062)  $ (3,062)    9,372   $  9,373
                                    ========   =========   =======   ========   =======   ========   =======   ========

     @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

--------------------------------------------------------------------------------

7.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and realized gain on investments on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency and passive foreign investment company
     (PFIC) income classifications, and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statement of Changes in Net Assets as from investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                        ACCUMULATED
                                                                       ACCUMULATED     UNDISTRIBUTED
                                                                      UNDISTRIBUTED    (DISTRIBUTION
                                                                      (DISTRIBUTIONS   IN EXCESS OF)
                                                                      IN EXCESS OF)    NET REALIZED
                                                                      NET INVESTMENT      GAIN ON      PAID-IN
                                                                          INCOME        INVESTMENTS    SURPLUS
                                                                      --------------   -------------   -------
        Global Communications Fund..................................     $    39         $     (6)     $   (33)
        Global Financial Services Fund..............................         (20)              17            3
        Global Health Fund..........................................       1,399           (1,398)          (1)
        Global Technology Fund......................................       1,085                9       (1,094)
        International Small Company Fund............................         (12)              18           (6)
        Small Company Fund..........................................       2,571               10       (2,581)
        International Capital Appreciation Fund.....................           1                7           (8)
        Capital Appreciation Fund...................................      20,085          (20,090)           5
        MidCap Fund.................................................       9,651                8       (9,659)
        MidCap Value Fund...........................................          51                3          (54)
        International Opportunities Fund............................        (413)             599         (186)
        Global Leaders Fund.........................................       1,065              664       (1,729)
        Focus Fund..................................................         225               --         (225)
        Stock Fund..................................................       5,997               53       (6,050)
        Value Fund..................................................           9               --           (9)
        Growth and Income Fund......................................       1,034                3       (1,037)
        Dividend and Growth Fund....................................          67              (65)          (2)
        Advisers Fund...............................................         (61)              60            1
        High Yield Fund.............................................           2               (4)           2
        Bond Income Strategy Fund...................................         (22)              23           (1)

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

8.   CAPITAL LOSS CARRYOVER:

     As of October 31, 2001 (tax year-end), the following Funds had capital loss carry forwards for U.S. federal tax purposes of approximately:

                                                                          YEAR OF
                                                               AMOUNT    EXPIRATION
FUND                                                          --------   ----------
----
Global Communications Fund..................................  $  3,719      2009
Global Financial Services Fund..............................       439      2009
Global Technology Fund......................................    35,442      2009
International Small Company Fund............................        86      2009
Small Company Fund..........................................   100,604      2009
International Capital Appreciation Fund.....................       708      2009
Capital Appreciation Fund...................................    88,719      2009
MidCap Fund.................................................    77,711      2009
MidCap Value Fund...........................................       582      2009
International Opportunities Fund............................    29,226      2009
Global Leaders Fund.........................................   141,483      2009
Focus Fund..................................................     1,702      2009
Stock Fund..................................................   128,391      2009
Growth and Income Fund......................................    34,579      2009
Advisers Fund...............................................    66,623      2009
High Yield Fund.............................................     1,643      2009
High Yield Fund.............................................     1,634      2008
High Yield Fund.............................................       151      2007

9.   LINE OF CREDIT:

     The Funds participate in a $500,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. As of October 31, 2001, the Funds did not have any borrowings under this facility.

10. REVERSE STOCK SPLIT FOR CLASS C:

     On February 11, 1999, a reverse stock split was declared for Class C of each of the following Funds, using the following reverse split percentages:

                                                              REVERSE SPLIT
                                                               PERCENTAGES
FUND                                                          -------------
----
Small Company Fund..........................................    80.784331%
Capital Appreciation Fund...................................    50.849102
MidCap Fund.................................................    89.020270
International Opportunities Fund............................    81.545064
Stock Fund..................................................    53.974026
Growth and Income Fund......................................    98.582817
Dividend and Growth Fund....................................    62.727844
Advisers Fund...............................................    64.258312
Bond Income Strategy Fund...................................    93.451824

                      (This page intentionally left blank)

 THE HARTFORD MUTUAL FUNDS, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
   For the Year Ended October
     31, 2001
   Class A......................   $10.00       $(0.02)       $(5.41)       $(5.43)      $   --        $   --          $   --
   Class B......................    10.00        (0.05)        (5.41)        (5.46)          --            --              --
   Class C......................    10.00        (0.05)        (5.41)        (5.46)          --            --              --
   Class Y......................    10.00           --(g)      (5.40)        (5.40)          --            --              --
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
   For the Year Ended October
     31, 2001
   Class A......................    10.00         0.02         (0.65)        (0.63)          --            --              --
   Class B......................    10.00        (0.03)        (0.67)        (0.70)          --            --              --
   Class C......................    10.00        (0.03)        (0.67)        (0.70)          --            --              --
   Class Y......................    10.00         0.07         (0.66)        (0.59)          --            --              --
THE HARTFORD GLOBAL HEALTH FUND
   For the Year Ended October
     31, 2001
   Class A......................    13.86        (0.06)         0.23          0.17           --         (0.56)             --
   Class B......................    13.81        (0.12)         0.18          0.06           --         (0.56)             --
   Class C......................    13.81        (0.13)         0.20          0.07           --         (0.56)             --
   Class Y......................    13.89        (0.01)         0.26          0.25           --         (0.56)             --
   From inception May 1, 2000,
     through October 31, 2000
   Class A......................    10.00        (0.01)         3.87          3.86           --            --              --
   Class B......................    10.00        (0.04)         3.85          3.81           --            --              --
   Class C......................    10.00        (0.04)         3.85          3.81           --            --              --
   Class Y......................    10.00         0.01          3.88          3.89           --            --              --
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
   For the Year Ended October
     31, 2001
   Class A......................     8.72        (0.08)        (4.55)        (4.63)          --         (0.08)             --
   Class B......................     8.68        (0.11)        (4.53)        (4.64)          --         (0.08)             --
   Class C......................     8.68        (0.11)        (4.52)        (4.63)          --         (0.08)             --
   Class Y......................     8.73        (0.04)        (4.57)        (4.61)          --         (0.08)             --
   From inception May 1, 2000,
     through October 31, 2000
   Class A......................    10.00        (0.05)        (1.23)        (1.28)          --            --              --
   Class B......................    10.00        (0.07)        (1.25)        (1.32)          --            --              --
   Class C......................    10.00        (0.06)        (1.26)        (1.32)          --            --              --
   Class Y......................    10.00        (0.02)        (1.25)        (1.27)          --            --              --
THE HARTFORD INTERNATIONAL SMALL
 COMPANY FUND
   From inception April 30,
     2001, through October 31,
     2001
   Class A......................    10.00         0.04         (1.22)        (1.18)          --            --              --
   Class B......................    10.00           --(g)      (1.19)        (1.19)          --            --              --
   Class C......................    10.00         0.01         (1.23)        (1.22)          --            --              --
   Class Y......................    10.00         0.06         (1.22)        (1.16)          --            --              --
THE HARTFORD SMALL COMPANY FUND
   For the Year Ended October
     31, 2001
   Class A......................    18.08        (0.08)        (5.41)        (5.49)          --         (0.59)             --
   Class B......................    17.49        (0.16)        (5.22)        (5.38)          --         (0.59)             --
   Class C......................    17.51        (0.19)        (5.20)        (5.39)          --         (0.59)             --
   Class Y......................    18.50        (0.02)        (5.54)        (5.56)          --         (0.59)             --
   For the Ten Months Ended
     October 31, 2000
   Class A......................    20.48        (0.04)        (1.47)        (1.51)          --         (0.89)             --
   Class B......................    19.96        (0.11)        (1.47)        (1.58)          --         (0.89)             --
   Class C......................    19.97        (0.12)        (1.45)        (1.57)          --         (0.89)             --
   Class Y......................    20.84        (0.02)        (1.43)        (1.45)          --         (0.89)             --
   For the Year Ended December
     31, 1999
   Class A......................    13.31        (0.05)         8.52          8.47           --         (1.30)             --
   Class B......................    13.09        (0.09)         8.26          8.17           --         (1.30)             --
   Class C......................    13.09(f)     (0.08)(f)      8.26(f)       8.18(f)        --(f)      (1.30)(f)          --(f)
   Class Y......................    13.47        (0.03)         8.70          8.67           --         (1.30)             --
   For the Year Ended December
     31, 1998
   Class A......................    12.16        (0.06)         1.33          1.27           --         (0.12)             --
   Class B......................    12.04        (0.12)         1.29          1.17           --         (0.12)             --
   Class Y......................    12.24        (0.03)         1.38          1.35           --         (0.12)             --
   From inception August 1,1998,
     through December 31, 1998
   Class C......................    12.49(f)     (0.02)(f)      0.62(f)       0.60(f)        --(f)         --(f)           --(f)
   For the Year Ended December
     31, 1997
   Class A......................    10.68        (0.02)         2.05          2.03           --         (0.55)             --
   Class B......................    10.65        (0.03)         1.97          1.94           --         (0.55)             --
   Class Y......................    10.71        (0.01)         2.09          2.08           --         (0.55)             --
   From inception July 1, 1996
     to December 31, 1996
   Class A......................    10.00        (0.02)         1.42          1.40           --         (0.72)             --
   Class B......................    10.00        (0.02)         1.39          1.37           --         (0.72)             --
   Class Y......................    10.00           --(g)       1.43          1.43           --         (0.72)             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
(g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        -- RATIOS AND SUPPLEMENTAL DATA --
                          ----------------------------------------------------

                                                                  NET ASSETS
                    NET INCREASE      NET ASSET                   AT END OF
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)
    -------------   -------------   -------------   ---------   --------------
       $   --          $(5.43)         $ 4.57        (54.30)%      $  4,050
           --           (5.46)           4.54        (54.60)            832
           --           (5.46)           4.54        (54.60)            875
           --           (5.40)           4.60        (54.00)            460
           --           (0.63)           9.37         (6.30)          9,946
           --           (0.70)           9.30         (7.00)          2,052
           --           (0.70)           9.30         (7.00)          2,053
           --           (0.59)           9.41         (5.90)            941
        (0.56)          (0.39)          13.47          1.18          98,971
        (0.56)          (0.50)          13.31          0.36          42,578
        (0.56)          (0.49)          13.32          0.43          44,306
        (0.56)          (0.31)          13.58          1.78           4,340
           --            3.86           13.86         38.74(d)       44,917
           --            3.81           13.81         38.24(d)       20,574
           --            3.81           13.81         38.24(d)       26,830
           --            3.89           13.89         39.04(d)        2,507
        (0.08)          (4.71)           4.01        (53.56)         24,824
        (0.08)          (4.72)           3.96        (53.93)         10,962
        (0.08)          (4.71)           3.97        (53.81)         15,581
        (0.08)          (4.69)           4.04        (53.27)          4,602
           --           (1.28)           8.72        (14.26)(d)      33,221
           --           (1.32)           8.68        (14.65)(d)      15,676
           --           (1.32)           8.68        (14.65)(d)      21,615
           --           (1.27)           8.73        (14.16)(d)       4,677
           --           (1.18)           8.82        (11.80)(d)       2,156
           --           (1.19)           8.81        (11.90)(d)         275
           --           (1.22)           8.78        (12.20)(d)         425
           --           (1.16)           8.84        (11.60)(d)         265
        (0.59)          (6.08)          12.00        (31.36)        116,398
        (0.59)          (5.97)          11.52        (31.80)         49,738
        (0.59)          (5.98)          11.53        (31.82)         51,234
        (0.59)          (6.15)          12.35        (31.02)         33,473
        (0.89)          (2.40)          18.08         (7.70)(d)     164,280
        (0.89)          (2.47)          17.49         (8.26)(d)      71,323
        (0.89)          (2.46)          17.51         (8.21)(d)      77,337
        (0.89)          (2.34)          18.50         (7.27)(d)      46,205
        (1.30)           7.17           20.48         65.66         109,559
        (1.30)           6.87           19.96         64.46          53,358
        (1.30)(f)        6.88(f)        19.97(f)      64.58          37,672
        (1.30)           7.37           20.84         66.37          39,536
        (0.12)           1.15           13.31         10.46          37,623
        (0.12)           1.05           13.09          9.73          18,345
        (0.12)           1.23           13.47         11.05          13,004
           --(f)         0.60(f)        13.09(f)       4.80(d)        2,765
        (0.55)           1.48           12.16         19.28          19,391
        (0.55)           1.39           12.04         18.49           9,694
        (0.55)           1.53           12.24         19.69           9,062
        (0.72)           0.68           10.68         14.11(d)        4,673
        (0.72)           0.65           10.65         13.81(d)          241
        (0.72)           0.71           10.71         14.41(d)           72

                     -- RATIOS AND SUPPLEMENTAL DATA --
       ----------------------------------------------------
          RATIO OF            RATIO OF          RATIO OF
          EXPENSES            EXPENSES             NET
         TO AVERAGE          TO AVERAGE        INVESTMENT
         NET ASSETS          NET ASSETS       INCOME (LOSS)   PORTFOLIO
     BEFORE WAIVERS AND   AFTER WAIVERS AND    TO AVERAGE     TURNOVER
       REIMBURSEMENTS      REIMBURSEMENTS      NET ASSETS      RATE(E)
     ------------------   -----------------   -------------   ---------
             1.73%              1.66%             (0.42)%        84.3%
             2.46               2.36              (1.12)           --
             2.44               2.36              (1.12)           --
             1.20               1.20               0.03            --
             1.89               1.70               0.25         115.2
             2.61               2.40              (0.45)           --
             2.60               2.40              (0.45)           --
             1.35               1.24               0.70            --
             1.67               1.62              (0.61)         57.7
             2.36               2.35              (1.33)           --
             2.33               2.33              (1.31)           --
             1.12               1.12              (0.11)           --
             1.72(b)            1.65(b)           (0.33)(b)      92.0
             2.43(b)            2.35(b)           (1.03)(b)        --
             2.40(b)            2.35(b)           (1.03)(b)        --
             1.20(b)            1.20(b)            0.12(b)         --
             1.71               1.66              (1.24)        252.8
             2.43               2.36              (1.94)           --
             2.37               2.36              (1.94)           --
             1.13               1.13              (0.71)           --
             1.77(b)            1.66(b)           (1.37)(b)     103.7
             2.46(b)            2.35(b)           (2.07)(b)        --
             2.43(b)            2.35(b)           (2.07)(b)        --
             1.32(b)            1.20(b)           (0.92)(b)        --
             3.46(b)            1.65(b)            0.86(b)      128.1
             4.12(b)            2.35(b)            0.16(b)         --
             4.12(b)            2.35(b)            0.16(b)         --
             2.92(b)            1.20(b)            1.31(b)         --
             1.51               1.45              (0.64)        224.3
             2.19               2.15              (1.34)           --
             2.17               2.15              (1.34)           --
             0.95               0.95              (0.14)           --
             1.50(b)            1.45(b)           (0.72)(b)     158.2
             2.16(b)            2.15(b)           (1.42)(b)        --
             2.16(b)            2.15(b)           (1.42)(b)        --
             0.96(b)            0.96(b)           (0.23)(b)        --
             1.51               1.45              (0.92)        176.7
             2.15               2.15              (1.62)           --
             2.20               2.15              (1.61)           --
             0.99               0.99              (0.46)           --
             1.57               1.45              (0.79)        266.8
             2.22               2.15              (1.49)           --
             1.02               1.00              (0.33)           --
             2.46(b)            2.15(b)           (1.49)(b)        --
             1.82               1.45              (0.61)        255.4
             2.53               2.15              (1.30)           --
             1.30               1.00              (0.14)           --
             4.29(b)            1.45(b)           (0.60)(b)      69.9
            20.03(b)            2.15(b)           (1.30)(b)        --
           115.33(b)            1.00(b)            0.03(b)         --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
   From inception April 30,
     2001, through October 31,
     2001
   Class A......................    10.00           --(g)      (2.38)        (2.38)          --            --              --
   Class B......................    10.00        (0.03)        (2.38)        (2.41)          --            --              --
   Class C......................    10.00        (0.02)        (2.39)        (2.41)          --            --              --
   Class Y......................    10.00         0.02         (2.39)        (2.37)          --            --              --
THE HARTFORD CAPITAL
 APPRECIATION FUND
   For the Year Ended October
     31, 2001
   Class A......................    33.20         0.05         (5.12)        (5.07)          --         (4.01)             --
   Class B......................    32.14        (0.02)        (5.05)        (5.07)          --         (4.01)             --
   Class C......................    32.10        (0.06)        (4.99)        (5.05)          --         (4.01)             --
   Class Y......................    33.94         0.08         (5.16)        (5.08)          --         (4.01)             --
   For the Ten Months Ended
     October 31, 2000
   Class A......................    31.72        (0.01)         3.15          3.14           --         (1.66)             --
   Class B......................    30.92        (0.12)         3.00          2.88           --         (1.66)             --
   Class C......................    30.89        (0.15)         3.02          2.87           --         (1.66)             --
   Class Y......................    32.27         0.03          3.30          3.33           --         (1.66)             --
   For the Year Ended December
     31, 1999
   Class A......................    20.42        (0.07)        13.28         13.21           --         (1.91)             --
   Class B......................    20.08        (0.19)        12.94         12.75           --         (1.91)             --
   Class C......................    20.08(f)     (0.12)(f)     12.84(f)      12.72(f)        --(f)      (1.91)(f)          --(f)
   Class Y......................    20.66           --(g)      13.52         13.52           --         (1.91)             --
   For the Year Ended December
     31, 1998
   Class A......................    19.90        (0.10)         0.75          0.65           --         (0.13)             --
   Class B......................    19.71        (0.21)         0.71          0.50           --         (0.13)             --
   Class Y......................    20.05        (0.06)         0.80          0.74           --         (0.13)             --
   From inception August 1,1998,
     through December 31, 1998
   Class C......................    19.67(f)     (0.06)(f)      0.47(f)       0.41(f)        --(f)         --(f)           --(f)
   For the Year Ended December
     31, 1997
   Class A......................    13.36        (0.03)         7.34          7.31           --         (0.77)             --
   Class B......................    13.32        (0.06)         7.22          7.16           --         (0.77)             --
   Class Y......................    13.38        (0.03)         7.47          7.44           --         (0.77)             --
   From inception July 1, 1996
     to December 31, 1996
   Class A......................    10.00        (0.03)         3.80          3.77           --         (0.41)             --
   Class B......................    10.00        (0.02)         3.75          3.73           --         (0.41)             --
   Class Y......................    10.00           --(g)       3.79          3.79           --         (0.41)             --
THE HARTFORD MIDCAP FUND
   For the Year Ended October
     31, 2001
   Class A......................    22.42        (0.03)        (3.89)        (3.92)          --         (1.93)             --
   Class B......................    21.96        (0.09)        (3.87)        (3.96)          --         (1.93)             --
   Class C......................    21.96        (0.12)        (3.83)        (3.95)          --         (1.93)             --
   Class Y......................    22.72           --(g)      (3.90)        (3.90)          --         (1.93)             --
   For the Ten Months Ended
     October 31, 2000
   Class A......................    17.78        (0.03)         5.37          5.34           --         (0.70)             --
   Class B......................    17.54        (0.07)         5.19          5.12           --         (0.70)             --
   Class C......................    17.53        (0.10)         5.23          5.13           --         (0.70)             --
   Class Y......................    17.94        (0.01)         5.49          5.48           --         (0.70)             --
   For the Year Ended December
     31, 1999
   Class A......................    12.30        (0.03)         6.08          6.05           --         (0.57)             --
   Class B......................    12.22        (0.03)         5.92          5.89           --         (0.57)             --
   Class C......................    12.21(f)     (0.04)(f)      5.93(f)       5.89(f)        --(f)      (0.57)(f)            (f)
   Class Y......................    12.35        (0.02)         6.18          6.16           --         (0.57)             --
   For the Year Ended December
     31, 1998
   Class A......................    10.00        (0.05)         2.35          2.30           --            --              --
   Class B......................    10.00        (0.10)         2.32          2.22           --            --              --
   Class Y......................    10.00        (0.02)         2.37          2.35           --            --              --
   From inception August 1,
     1998, through
     December 31, 1998
   Class C......................    11.23(f)     (0.03)(f)      1.01(f)       0.98(f)          (f)         --(f)             (f)
THE HARTFORD MIDCAP VALUE FUND
   From inception April 30,
     2001, through October 31,
     2001
   Class A......................    10.00        (0.01)        (1.51)        (1.52)          --            --              --
   Class B......................    10.00        (0.02)        (1.52)        (1.54)          --            --              --
   Class C......................    10.00        (0.02)        (1.52)        (1.54)          --            --              --
   Class Y......................    10.00        (0.01)        (1.49)        (1.50)          --            --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
(g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         -- Ratios and Supplemental Data --
---------------------------------------------------------------------------------

                                                                     Net Assets
                    Net Increase      Net Asset                      at End of
        Total       (Decrease) in     Value at        Total            Period
    Distributions    Net Assets     End of Period   Return(c)      (in thousands)
    -------------   -------------   -------------   ---------      --------------
           --          $(2.38)         $  7.62       $(23.80)%(d)    $    2,579
           --           (2.41)            7.59        (24.10)(d)            327
           --           (2.41)            7.59        (24.10)(d)            316
           --           (2.37)            7.63        (23.70)(d)            229
        (4.01)          (9.08)           24.12        (17.24)         1,585,508
        (4.01)          (9.08)           23.06        (17.88)           876,826
        (4.01)          (9.06)           23.04        (17.84)           666,372
        (4.01)          (9.09)           24.85        (16.85)            76,592
        (1.66)           1.48            33.20         10.18(d)       1,309,836
        (1.66)           1.22            32.14          9.59(d)         826,495
        (1.66)           1.21            32.10          9.56(d)         494,391
        (1.66)           1.67            33.94         10.60(d)          89,477
        (1.91)          11.30            31.72         66.76            797,656
        (1.91)          10.84            30.92         65.58            569,201
        (1.91)(f)       10.81(f)         30.89(f)      65.44            191,466
        (1.91)          11.61            32.27         67.49             64,688
        (0.13)           0.52            20.42          3.26            364,951
        (0.13)           0.37            20.08          2.52            290,756
        (0.13)           0.61            20.66          3.68             27,700
           --(f)         0.41(f)         20.08(f)       2.10(d)          15,231
        (0.77)           6.54            19.90         55.11            233,601
        (0.77)           6.39            19.71         54.15            174,392
        (0.77)           6.67            20.05         56.00             26,693
        (0.41)           3.36            13.36         37.75(d)           9,028
        (0.41)           3.32            13.32         37.35(d)             889
        (0.41)           3.38            13.38         37.95(d)             107
        (1.93)          (5.85)           16.57        (18.94)           612,750
        (1.93)          (5.89)           16.07        (19.58)           265,683
        (1.93)          (5.88)           16.08        (19.53)           285,908
        (1.93)          (5.83)           16.89        (18.58)            52,576
        (0.70)           4.64            22.42         30.50(d)         425,686
        (0.70)           4.42            21.96         29.72(d)         185,830
        (0.70)           4.43            21.96         29.72(d)         217,965
        (0.70)           4.78            22.72         31.01(d)          62,343
        (0.57)           5.48            17.78         50.17            118,194
        (0.57)           5.32            17.54         49.10             50,301
        (0.57)(f)        5.32(f)         17.53(f)      49.22             48,310
        (0.57)           5.59            17.94         50.87             17,997
           --            2.30            12.30         23.12             24,294
           --            2.22            12.22         22.32              8,403
           --            2.35            12.35         23.62              3,750
           --(f)         0.98(f)         12.21(f)       8.70(d)           1,077
           --           (1.52)            8.48       (15.20)(d)          26,812
           --           (1.54)            8.46       (15.40)(d)           7,158
           --           (1.54)            8.46       (15.40)(d)           8,975
           --           (1.50)            8.50       (15.00)(d)             255

                     -- Ratios and Supplemental Data --
---  ------------------------------------------------------
                                                Ratio of
          Ratio of            Ratio of             Net
          Expenses            Expenses         Investment
         to Average          to Average          Income
         Net Assets          Net Assets          (Loss)       Portfolio
     Before Waivers and   After Waivers and    to Average     Turnover
       Reimbursements      Reimbursements      Net Assets      Rate(e)
     ------------------   -----------------   -------------   ---------
            2.64%(b)             1.65%(b)         (0.09)%(b)    134.9%
            3.35(b)              2.35(b)          (0.79)(b)        --
            3.32(b)              2.35(b)          (0.79)(b)        --
            2.10(b)              1.20(b)           0.36(b)         --
            1.33                 1.28             (0.22)        132.4
            1.99                 1.99             (0.93)           --
            1.99                 1.99             (0.93)           --
            0.78                 0.78              0.28            --
            1.32(b)              1.27(b)          (0.42)(b)     129.8
            1.97(b)              1.97(b)          (1.12)(b)        --
            1.99(b)              1.99(b)          (1.14)(b)        --
            0.80(b)              0.80(b)           0.05(b)         --
            1.38                 1.33             (0.61)        169.0
            2.02                 2.02             (1.31)           --
            2.09                 2.09             (1.37)           --
            0.87                 0.87             (0.16)           --
            1.49                 1.44             (0.70)        123.4
            2.15                 2.15             (1.39)           --
            0.96                 0.96             (0.27)           --
            2.29(b)              2.15(b)          (1.34)(b)        --
            1.69                 1.45             (0.80)        119.6
            2.38                 2.15             (1.46)           --
            1.13                 1.00             (0.35)           --
            4.15(b)              1.45(b)          (0.70)(b)     150.0
            9.05(b)              2.15(b)          (1.53)(b)        --
           93.64(b)              1.00(b)           0.04(b)         --
            1.43                 1.38             (0.53)        115.5
            2.11                 2.11             (1.28)           --
            2.09                 2.09             (1.24)           --
            0.88                 0.88             (0.03)           --
            1.48(b)              1.43(b)          (0.80)(b)     110.4
            2.15(b)              2.15(b)          (1.52)(b)        --
            2.14(b)              2.14(b)          (1.51)(b)        --
            0.96(b)              0.96(b)          (0.33)(b)        --
            1.51                 1.45             (0.79)        122.5
            2.17                 2.15             (1.48)           --
            2.22                 2.15             (1.48)           --
            0.97                 0.97             (0.31)           --
            1.62                 1.45             (0.78)        139.0
            2.31                 2.15             (1.48)           --
            1.12                 1.00             (0.33)           --
            2.57(b)              2.15(b)          (1.45)(b)        --
            1.69(b)              1.40(b)          (0.20)(b)      28.4
            2.38(b)              2.10(b)          (0.90)(b)        --
            2.37(b)              2.10(b)          (0.90)(b)        --
            1.11(b)              0.95(b)           0.25(b)         --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
   For the Year Ended October
     31, 2001
   Class A......................    13.03         0.05         (3.14)        (3.09)          --         (0.61)             --
   Class B......................    12.74        (0.04)        (3.05)        (3.09)          --         (0.61)             --
   Class C......................    12.68        (0.03)        (3.05)        (3.08)          --         (0.61)             --
   Class Y......................    13.19         0.09         (3.18)        (3.09)          --         (0.61)             --
   For the Ten Months Ended
     October 31, 2000
   Class A......................    15.43         0.08         (2.42)        (2.34)       (0.01)        (0.05)             --
   Class B......................    15.17         0.01         (2.39)        (2.38)       (0.00)        (0.05)             --
   Class C......................    15.10         0.07         (2.44)        (2.37)       (0.00)        (0.05)             --
   Class Y......................    15.56         0.12         (2.43)        (2.31)       (0.01)        (0.05)             --
   For the Year Ended December
     31, 1999
   Class A......................    11.89         0.06          4.46          4.52        (0.15)        (0.83)             --
   Class B......................    11.73         0.01          4.32          4.33        (0.06)        (0.83)             --
   Class C......................    11.74(f)     (0.02)(f)      4.33(f)       4.31(f)     (0.12)(f)     (0.83)(f)          --(f)
   Class Y......................    11.97         0.09          4.51          4.60        (0.18)        (0.83)             --
   For the Year Ended December
     31, 1998
   Class A......................    10.58         0.07          1.26          1.33        (0.02)           --              --
   Class B......................    10.49         0.01          1.23          1.24           --            --              --
   Class Y......................    10.62         0.12          1.27          1.39        (0.04)           --              --
   From inception August 1,1998,
     through December 31, 1998
   Class C......................    12.26(f)     (0.01)(f)     (0.49)(f)     (0.50)(f)    (0.03)(f)        --(f)           --(f)
   For the Year Ended December
     31, 1997
   Class A......................    10.72         0.09         (0.01)         0.08        (0.05)        (0.17)             --
   Class B......................    10.69         0.07         (0.06)         0.01        (0.04)        (0.17)             --
   Class Y......................    10.73         0.15         (0.02)         0.13        (0.07)        (0.17)             --
   From inception July 1, 1996
     to December 31, 1996
   Class A......................    10.00         0.02          0.79          0.81        (0.06)        (0.03)             --
   Class B......................    10.00        (0.01)         0.80          0.79        (0.07)        (0.03)             --
   Class Y......................    10.00           --(g)       0.84          0.84        (0.08)        (0.03)             --
THE HARTFORD GLOBAL LEADERS FUND
   For the Year Ended October
     31, 2001
   Class A......................    17.55         0.01         (4.54)        (4.53)                     (0.18)          (0.01)
   Class B......................    17.29        (0.08)        (4.48)        (4.56)          --         (0.18)          (0.01)
   Class C......................    17.30        (0.10)        (4.46)        (4.56)          --         (0.18)          (0.01)
   Class Y......................    17.73         0.08         (4.59)        (4.51)          --         (0.18)          (0.01)
   For the Ten Months Ended
     October 31, 2000
   Class A......................    18.56           --(g)      (0.92)        (0.92)          --         (0.09)             --
   Class B......................    18.40        (0.06)        (0.96)        (1.02)          --         (0.09)             --
   Class C......................    18.40        (0.06)        (0.95)        (1.01)          --         (0.09)             --
   Class Y......................    18.68         0.03         (0.89)        (0.86)          --         (0.09)             --
   For the Year Ended December
     31, 1999
   Class A......................    12.67           --(g)       6.01          6.01           --         (0.12)             --
   Class B......................    12.65        (0.02)         5.89          5.87           --         (0.12)             --
   Class C......................    12.65        (0.02)         5.89          5.87           --         (0.12)             --
   Class Y......................    12.69         0.03          6.08          6.11           --         (0.12)             --
   From inception September 30,
     1998, through December 31,
     1998
   Class A......................    10.00        (0.01)         3.03          3.02           --         (0.35)             --
   Class B......................    10.00        (0.02)         3.02          3.00           --         (0.35)             --
   Class C......................    10.00        (0.02)         3.02          3.00           --         (0.35)             --
   Class Y......................    10.00         0.01          3.03          3.04           --         (0.35)             --
THE HARTFORD FOCUS FUND
   From inception May 24, 2001,
     through October 31, 2001
   Class A......................    10.00        (0.01)        (1.17)        (1.18)          --            --              --
   Class B......................    10.00        (0.03)        (1.18)        (1.21)          --            --              --
   Class C......................    10.00        (0.04)        (1.17)        (1.21)          --            --              --
   Class Y......................    10.00         0.01         (1.18)        (1.17)          --            --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
(g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
        (0.61)          (3.70)           9.33        (24.87)          72,326             1.61
        (0.61)          (3.70)           9.04        (25.46)          18,798             2.30
        (0.61)          (3.69)           8.99        (25.51)          18,523             2.28
        (0.61)          (3.70)           9.49        (24.56)          17,092             1.06
        (0.06)          (2.40)          13.03        (15.18)(d)       89,309             1.60(b)
        (0.05)          (2.43)          12.74        (15.70)(d)       25,872             2.29(b)
        (0.05)          (2.42)          12.68        (15.70)(d)       26,912             2.27(b)
        (0.06)          (2.37)          13.19        (14.91)(d)       22,454             1.06(b)
        (0.98)           3.54           15.43         39.13           63,281             1.61
        (0.89)           3.44           15.17         38.11           22,835             2.26
        (0.95)(f)        3.36(f)        15.10(f)      37.98           13,514             2.31
        (1.01)           3.59           15.56         39.63           25,403             1.11
        (0.02)           1.31           11.89         12.53           32,014             1.89
           --            1.24           11.73         11.82           11,767             2.56
        (0.04)           1.35           11.97         13.11           10,860             1.36
        (0.03)(f)       (0.53)(f)       11.74(f)      (4.05)(d)        1,379             2.83(b)
        (0.22)          (0.14)          10.58          0.84           15,701             2.30
        (0.21)          (0.20)          10.49          0.12            7,188             3.03
        (0.24)          (0.11)          10.62          1.31            6,422             1.76
        (0.09)           0.72           10.72          8.14(d)         4,294             5.40(b)
        (0.10)           0.69           10.69          7.86(d)           163            32.61(b)
        (0.11)           0.73           10.73          8.36(d)            64           126.52(b)
        (0.19)          (4.72)          12.83        (26.07)         247,094             1.53
        (0.19)          (4.75)          12.54        (26.64)          62,973             2.23
        (0.19)          (4.75)          12.55        (26.62)         103,574             2.19
        (0.19)          (4.70)          13.03        (25.68)           7,908             0.98
        (0.09)          (1.01)          17.55         (4.98)(d)      255,959             1.53(b)
        (0.09)          (1.11)          17.29         (5.56)(d)       75,702             2.22(b)
        (0.09)          (1.10)          17.30         (5.51)(d)      142,549             2.19(b)
        (0.09)          (0.95)          17.73         (4.62)(d)       10,001             1.01(b)
        (0.12)           5.89           18.56         47.68           84,632             1.62
        (0.12)           5.75           18.40         46.64           24,588             2.29
        (0.12)           5.75           18.40         46.64           43,012             2.33
        (0.12)           5.99           18.68         48.39            4,423             1.10
        (0.35)           2.67           12.67         30.36(d)         3,771             2.71(b)
        (0.35)           2.65           12.65         30.16(d)           486             3.55(b)
        (0.35)           2.65           12.65         30.16(d)           517             3.57(b)
        (0.35)           2.69           12.69         30.57(d)           392             2.46(b)
           --           (1.18)           8.82        (11.80)(d)       66,970             1.68(b)
           --           (1.21)           8.79        (12.10)(d)       18,524             2.35(b)
           --           (1.21)           8.79        (12.10)(d)       24,142             2.35(b)
           --           (1.17)           8.83        (11.70)(d)            9             1.20(b)

          -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------
         RATIO OF          RATIO OF
         EXPENSES             NET
        TO AVERAGE        INVESTMENT
        NET ASSETS       INCOME (LOSS)   PORTFOLIO
     AFTER WAIVERS AND    TO AVERAGE     TURNOVER
      REIMBURSEMENTS      NET ASSETS      RATE(E)
     -----------------   -------------   ---------
           1.56               0.47         158.1
           2.30              (0.28)           --
           2.28              (0.25)           --
           1.06               0.97            --
           1.55(b)            0.64(b)      120.9
           2.29(b)           (0.09)(b)        --
           2.27(b)           (0.07)(b)        --
           1.06(b)            1.13(b)         --
           1.56               0.61         128.3
           2.26              (0.09)           --
           2.31              (0.13)           --
           1.11               1.07            --
           1.65               0.69         148.6
           2.35               0.01            --
           1.20               1.17            --
           2.35(b)           (0.71)(b)        --
           1.65               0.88          59.2
           2.35              (0.05)           --
           1.20               1.33            --
           1.65(b)            0.51(b)       21.5
           2.35(b)           (0.86)(b)        --
           1.20(b)            0.57(b)         --
           1.48               0.08         381.7
           2.23              (0.66)           --
           2.19              (0.63)           --
           0.98               0.58            --
           1.48(b)           (0.06)(b)     290.0
           2.22(b)           (0.80)(b)        --
           2.19(b)           (0.77)(b)        --
           1.01(b)            0.41(b)         --
           1.57              (0.15)        203.7
           2.29              (0.86)           --
           2.33              (0.89)           --
           1.10               0.32            --
           1.65(b)           (0.19)(b)      49.0
           2.35(b)           (0.92)(b)        --
           2.35(b)           (0.90)(b)        --
           1.20(b)            0.31(b)         --
           1.63(b)           (0.18)(b)     108.9
           2.35(b)           (0.89)(b)        --
           2.35(b)           (0.89)(b)        --
           1.20(b)            0.25(b)         --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD STOCK FUND
   For the Year Ended October
     31, 2001
   Class A......................   $23.40       $ 0.02        $(5.45)       $(5.43)      $   --        $(1.08)         $   --
   Class B......................    22.69        (0.09)        (5.28)        (5.37)          --         (1.08)             --
   Class C......................    22.68        (0.08)        (5.29)        (5.37)          --         (1.08)             --
   Class Y......................    23.85         0.09         (5.55)        (5.46)          --         (1.08)             --
   For the Ten Months Ended
     October 31, 2000
   Class A......................    23.64        (0.03)        (0.00)        (0.03)          --         (0.21)             --
   Class B......................    23.06        (0.12)        (0.04)        (0.16)          --         (0.21)             --
   Class C......................    23.05        (0.11)        (0.05)        (0.16)          --         (0.21)             --
   Class Y......................    23.99         0.05          0.02          0.07           --         (0.21)             --
   For the Year Ended December
     31, 1999
   Class A......................    19.70           --(g)       4.36          4.36           --         (0.42)             --
   Class B......................    19.36        (0.07)         4.19          4.12           --         (0.42)             --
   Class C......................    19.36(f)     (0.08)(f)      4.19(f)       4.11(f)        --(f)      (0.42)(f)          --(f)
   Class Y......................    19.89        (0.01)         4.53          4.52           --         (0.42)             --
   For the Year Ended December
     31, 1998
   Class A......................    15.16        (0.01)         4.75          4.74           --         (0.19)          (0.01)
   Class B......................    15.01        (0.05)         4.60          4.55           --         (0.19)          (0.01)
   Class Y......................    15.25         0.06          4.78          4.84           --         (0.19)          (0.01)
   From inception August 1,
     1998, through December 31,
     1998
   Class C......................    18.53(f)     (0.02)(f)   1.22(f)          1.20(f)        --(f)      (0.35)(f)       (0.02)(f)
   For the Year Ended December
     31, 1997
   Class A......................    11.53           --(g)       3.66          3.66           --         (0.03)             --
   Class B......................    11.50        (0.02)         3.56          3.54           --         (0.03)             --
   Class Y......................    11.55         0.03          3.70          3.73           --         (0.03)             --
   From inception July 1, 1996
     to December 31, 1996
   Class A......................    10.00         0.02          1.53          1.55        (0.02)           --              --
   Class B......................    10.00           --(g)       1.52          1.52        (0.02)           --              --
   Class Y......................    10.00         0.01          1.57          1.58        (0.03)           --              --
THE HARTFORD VALUE FUND
   From inception April 30,
     2001, through October 31,
     2001
   Class A......................    10.00         0.01         (0.99)        (0.98)          --            --              --
   Class B......................    10.00           --(g)      (1.01)        (1.01)          --            --              --
   Class C......................    10.00           --(g)      (1.01)        (1.01)          --            --              --
   Class Y......................    10.00         0.05         (1.01)        (0.96)          --            --              --
THE HARTFORD GROWTH AND INCOME
 FUND
   For the Year Ended October
     31, 2001
   Class A......................    13.63           --(g)      (2.75)        (2.75)          --         (0.52)             --
   Class B......................    13.40        (0.05)        (2.73)        (2.78)          --         (0.52)             --
   Class C......................    13.41        (0.06)        (2.72)        (2.78)          --         (0.52)             --
   Class Y......................    13.78         0.03         (2.77)        (2.74)          --         (0.52)             --
   For the Ten Months Ended
     October 31, 2000
   Class A......................    13.72        (0.02)         0.04          0.02           --         (0.11)             --
   Class B......................    13.58        (0.06)        (0.01)        (0.07)          --         (0.11)             --
   Class C......................    13.58        (0.06)         0.00         (0.06)          --         (0.11)             --
   Class Y......................    13.83         0.02          0.04          0.06           --         (0.11)             --
   For the Year Ended December
     31, 1999
   Class A......................    11.45         0.01          2.36          2.37           --         (0.10)             --
   Class B......................    11.41        (0.02)         2.29          2.27           --         (0.10)             --
   Class C......................    11.41(f)     (0.03)(f)      2.30(f)       2.27(f)        --(f)      (0.10)(f)          --(f)
   Class Y......................    11.48         0.06          2.39          2.45           --         (0.10)             --
   From inception April 30,
     1998, through December 31,
     1998
   Class A......................    10.00         0.02          1.45          1.47           --            --           (0.02)
   Class B......................    10.00        (0.01)         1.43          1.42           --            --           (0.01)
   Class Y......................    10.00         0.05          1.46          1.51           --            --           (0.03)
   From inception August 1,
     1998, through December 31,
     1998
   Class C......................    10.14(f)      0.01(f)       1.29(f)       1.30(f)        --(f)         --(f)        (0.03)(f)

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
(g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $(1.08)         $(6.51)         $16.89        (24.28)%     $1,031,549               1.33%
        (1.08)          (6.45)          16.24        (24.80)         470,035               2.00
        (1.08)          (6.45)          16.23        (24.81)         430,238               1.99
        (1.08)          (6.54)          17.31        (23.93)          27,004               0.79
        (0.21)          (0.24)          23.40         (0.14)(d)    1,067,970               1.32(b)
        (0.21)          (0.37)          22.69         (0.71)(d)      578,402               1.99(b)
        (0.21)          (0.37)          22.68         (0.71)(d)      492,996               1.98(b)
        (0.21)          (0.14)          23.85          0.28(d)        32,123               0.80(b)
        (0.42)           3.94           23.64         22.31          752,763               1.38
        (0.42)           3.70           23.06         21.46          462,318               2.03
        (0.42)(f)        3.69(f)        23.05(f)      21.40          305,566               2.07
        (0.42)           4.10           23.99         22.91           31,129               0.91
        (0.20)           4.54           19.70         31.33          268,226               1.49
        (0.20)           4.35           19.36         30.38          185,205               2.16
        (0.20)           4.64           19.89         31.80            7,919               0.96
        (0.37)(f)        0.83(f)        19.36(f)       6.60(d)        36,039               2.24(b)
        (0.03)           3.63           15.16         31.78           65,763               1.69
        (0.03)           3.51           15.01         30.82           35,294               2.38
        (0.03)           3.70           15.25         32.33            5,510               1.11
        (0.02)           1.53           11.53         15.50(d)         6,273               4.01(b)
        (0.02)           1.50           11.50         15.20(d)         1,254               7.76(b)
        (0.03)           1.55           11.55         15.80(d)            44             133.50(b)
           --           (0.98)           9.02         (9.80)(d)       13,728               1.66(b)
           --           (1.01)           8.99        (10.10)(d)        2,029               2.36(b)
           --           (1.01)           8.99        (10.10)(d)        4,769               2.34(b)
           --           (0.96)           9.04         (9.60)(d)          271               1.09(b)
        (0.52)          (3.27)          10.36        (20.90)         239,698               1.43
        (0.52)          (3.30)          10.10        (21.51)          43,210               2.11
        (0.52)          (3.30)          10.11        (21.50)          60,409               2.09
        (0.52)          (3.26)          10.52        (20.60)             440               0.96
        (0.11)          (0.09)          13.63          0.15(d)       197,176               1.43(b)
        (0.11)          (0.18)          13.40         (0.51)(d)       41,126               2.11(b)
        (0.11)          (0.17)          13.41         (0.44)(d)       63,650               2.09(b)
        (0.11)          (0.05)          13.78          0.44(d)           490               0.95(b)
        (0.10)           2.27           13.72         20.80           74,764               1.49
        (0.10)           2.17           13.58         20.00           20,375               2.13
        (0.10)(f)        2.17(f)        13.58(f)      19.98           29,265               2.16
        (0.10)           2.35           13.83         21.45              480               0.93
        (0.02)           1.45           11.45         14.78(d)        11,120               1.63(b)
        (0.01)           1.41           11.41         14.21(d)         3,538               2.32(b)
        (0.03)           1.48           11.48         15.18(d)           386               1.20(b)
        (0.03)(f)        1.27(f)        11.41(f)      12.80(d)         3,726               2.38(b)

          -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------
         RATIO OF          RATIO OF
         EXPENSES             NET
        TO AVERAGE        INVESTMENT
        NET ASSETS       INCOME (LOSS)   PORTFOLIO
     AFTER WAIVERS AND    TO AVERAGE     TURNOVER
      REIMBURSEMENTS      NET ASSETS      RATE(E)
     -----------------   -------------   ---------
           1.28%              0.05%         38.3%
           2.00              (0.67)           --
           1.99              (0.66)           --
           0.79               0.54            --
           1.27(b)           (0.19)(b)      37.9
           1.99(b)           (0.90)(b)        --
           1.98(b)           (0.90)(b)        --
           0.80(b)            0.28(b)         --
           1.33              (0.06)         33.6
           2.03              (0.75)           --
           2.07              (0.78)           --
           0.91               0.36            --
           1.44              (0.07)         37.0
           2.15              (0.77)           --
           0.96               0.36            --
           2.15(b)           (0.76)(b)        --
           1.45               0.06          42.8
           2.15              (0.66)           --
           1.00               0.53            --
           1.45(b)            0.71(b)       11.9
           2.15(b)           (0.12)(b)        --
           1.00(b)            1.37(b)         --
           1.45(b)         0.53(b)          12.2
           2.15(b)           (0.17)(b)        --
           2.15(b)           (0.17)(b)        --
           1.00(b)            0.98(b)         --
           1.38              (0.07)         79.8
           2.11              (0.80)           --
           2.09              (0.78)           --
           0.96               0.34            --
           1.38(b)           (0.17)(b)      62.6
           2.11(b)           (0.90)(b)        --
           2.09(b)           (0.88)(b)        --
           0.95(b)            0.26(b)         --
           1.44               0.01          53.0
           2.13              (0.68)           --
           2.15              (0.69)           --
           0.93               0.51            --
           1.45(b)            0.23(b)       35.1
           2.15(b)           (0.47)(b)        --
           1.00(b)            0.76(b)         --
           2.15(b)           (0.53)(b)        --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD DIVIDEND AND GROWTH
 FUND
   For the Year Ended October
     31, 2001
   Class A......................   $17.78       $0.18         $(1.49)       $(1.31)      $(0.17)       $(0.77)         $   --
   Class B......................    17.60        0.07          (1.48)        (1.41)       (0.05)        (0.77)             --
   Class C......................    17.57        0.08          (1.48)        (1.40)       (0.07)        (0.77)             --
   Class Y......................    17.96        0.24          (1.48)        (1.24)       (0.25)        (0.77)             --
   For the Ten Months Ended
     October 31, 2000
   Class A......................    16.85        0.15           0.98          1.13        (0.12)        (0.08)             --
   Class B......................    16.69        0.04           0.98          1.02        (0.04)        (0.08)             --
   Class C......................    16.67        0.07           0.95          1.02        (0.04)        (0.08)             --
   Class Y......................    16.96        0.22           1.01          1.23        (0.16)        (0.08)             --
   For the Year Ended December
     31, 1999
   Class A......................    16.62        0.15           0.60          0.75        (0.17)        (0.35)             --
   Class B......................    16.47        0.04           0.58          0.62        (0.05)        (0.35)             --
   Class C......................    16.48(f)     0.04(f)        0.58(f)       0.62(f)     (0.08)(f)     (0.35)(f)          --(f)
   Class Y......................    16.69        0.21           0.63          0.84        (0.22)        (0.35)             --
   For the Year Ended December
     31, 1998
   Class A......................    14.72        0.15           1.97          2.12        (0.15)        (0.07)             --
   Class B......................    14.61        0.06           1.92          1.98        (0.05)        (0.07)             --
   Class Y......................    14.77        0.24           1.94          2.18        (0.19)        (0.07)             --
   From inception August 1,
     1998, through December 31,
     1998
   Class C......................    15.94(f)     0.05(f)        0.70(f)       0.75(f)     (0.10)(f)     (0.11)(f)          --(f)
   For the Year Ended December
     31, 1997
   Class A......................    11.45        0.13           3.40          3.53        (0.12)        (0.14)             --
   Class B......................    11.40        0.13           3.30          3.43        (0.08)        (0.14)             --
   Class Y......................    11.46        0.21           3.39          3.60        (0.15)        (0.14)             --
   From inception July 1, 1996
     to December 31, 1996
   Class A......................    10.00        0.07           1.46          1.53        (0.06)        (0.02)             --
   Class B......................    10.00        0.01           1.48          1.49        (0.07)        (0.02)             --
   Class Y......................    10.00        0.02           1.53          1.55        (0.07)        (0.02)             --
THE HARTFORD ADVISERS FUND
   For the Year Ended October
     31, 2001
   Class A......................    17.07        0.30          (2.05)        (1.75)       (0.31)        (0.64)             --
   Class B......................    16.90        0.20          (2.03)        (1.83)       (0.19)        (0.64)             --
   Class C......................    17.05        0.20          (2.04)        (1.84)       (0.20)        (0.64)             --
   Class Y......................    17.24        0.38          (2.07)        (1.69)       (0.38)        (0.64)             --
   For the Ten Months Ended
     October 31, 2000
   Class A......................    17.02        0.24           0.19          0.43        (0.22)        (0.16)             --
   Class B......................    16.87        0.15           0.17          0.32        (0.13)        (0.16)             --
   Class C......................    17.02        0.15           0.17          0.32        (0.13)        (0.16)             --
   Class Y......................    17.16        0.33           0.16          0.49        (0.25)        (0.16)             --
   For the Year Ended December
     31, 1999
   Class A......................    15.71        0.27           1.60          1.87        (0.25)        (0.31)             --
   Class B......................    15.59        0.16           1.58          1.74        (0.15)        (0.31)             --
   Class C......................    15.73(f)     0.17(f)        1.58(f)       1.75(f)     (0.15)(f)     (0.31)(f)          --(f)
   Class Y......................    15.80        0.35           1.61          1.96        (0.29)        (0.31)             --
   For the Year Ended December
     31, 1998
   Class A......................    13.41        0.23           2.58          2.81        (0.25)        (0.26)             --
   Class B......................    13.33        0.15           2.54          2.69        (0.17)        (0.26)             --
   Class Y......................    13.46        0.29           2.59          2.88        (0.28)        (0.26)             --
   From inception August 1,
     1998, through December 31,
     1998
   Class C......................    15.56(f)     0.16(f)        0.64(f)       0.80(f)     (0.22)(f)     (0.40)(f)          --(f)
   For the Year Ended December
     31, 1997
   Class A......................    11.08        0.16           2.41          2.57        (0.17)        (0.07)             --
   Class B......................    11.05        0.16           2.31          2.47        (0.12)        (0.07)             --
   Class Y......................    11.10        0.31           2.32          2.63        (0.20)        (0.07)             --
   From inception July 1, 1996
     to December 31, 1996
   Class A......................    10.00        0.09           1.07          1.16        (0.08)           --              --
   Class B......................    10.00        0.02           1.11          1.13        (0.08)           --              --
   Class Y......................    10.00        0.03           1.16          1.19        (0.09)           --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 11).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $(0.94)         $(2.25)         $15.53         (7.67)%     $  521,543             1.36%
        (0.82)          (2.23)          15.37         (8.34)         150,592             2.03
        (0.84)          (2.24)          15.33         (8.33)         117,108             2.03
        (1.01)          (2.25)          15.71         (7.20)          26,326             0.82
        (0.20)           0.93           17.78          6.77(d)       294,903             1.36(b)
        (0.11)           0.91           17.60          6.17(d)       118,936             2.03(b)
        (0.12)           0.90           17.57          6.17(d)        63,503             2.03(b)
        (0.23)           1.00           17.96          7.37(d)        22,441             0.85(b)
        (0.52)           0.23           16.85          4.57          242,054             1.38
        (0.40)           0.22           16.69          3.82          121,977             2.02
        (0.43)(f)        0.19(f)        16.67(f)       3.76           42,869             2.07
        (0.57)           0.27           16.96          5.10           23,616             0.87
        (0.22)           1.90           16.62         14.47          182,495             1.43
        (0.12)           1.86           16.47         13.62          108,344             2.10
        (0.26)           1.92           16.69         14.86           17,098             0.91
        (0.21)(f)        0.54(f)        16.48(f)       4.82(d)         9,682             2.20(b)
        (0.26)           3.27           14.72         30.99           67,861             1.64
        (0.22)           3.21           14.61         30.20           33,730             2.34
        (0.29)           3.31           14.77         31.59           13,236             1.09
        (0.08)           1.45           11.45         15.29(d)         6,083             4.17(b)
        (0.09)           1.40           11.40         14.82(d)        33,741            12.97(b)
        (0.09)           1.46           11.46         15.49(d)        13,241           141.53(b)
        (0.94)          (2.69)          14.38        (10.67)       1,088,858             1.27
        (0.83)          (2.66)          14.24        (11.27)         622,519             1.93
        (0.84)          (2.68)          14.37        (11.26)         478,194             1.93
        (1.01)          (2.70)          14.54        (10.20)          56,320             0.74
        (0.38)           0.05           17.07          2.52(d)       893,954             1.26(b)
        (0.29)           0.03           16.90          1.89(d)       631,930             1.92(b)
        (0.29)           0.03           17.05          1.89(d)       432,171             1.92(b)
        (0.41)           0.08           17.24          2.90(d)        64,889             0.75(b)
        (0.56)           1.31           17.02         12.08          693,136             1.31
        (0.46)           1.28           16.87         11.29          555,338             1.97
        (0.46)(f)        1.29(f)        17.02(f)      11.29          323,631             1.99
        (0.60)           1.36           17.16         12.62           68,133             0.79
        (0.51)           2.30           15.71         21.09          316,435             1.43
        (0.43)           2.26           15.59         20.27          237,959             2.11
        (0.54)           2.34           15.80         21.62           57,891             0.90
        (0.62)(f)        0.17(f)        15.73(f)       5.25(d)        54,907             2.18(b)
        (0.24)           2.33           13.41         23.30           98,633             1.60
        (0.19)           2.28           13.33         22.44           39,334             2.31
        (0.27)           2.36           13.46         23.80           39,773             1.03
        (0.08)           1.08           11.08         11.56(d)        14,347             2.99(b)
        (0.08)           1.05           11.05         11.28(d)         1,499             6.71(b)
        (0.09)           1.10           11.10         11.88(d)            34           144.82(b)

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.31%            1.06%        55.0%
           2.03             0.34           --
           2.03             0.35           --
           0.82             1.55           --
           1.31(b)          0.99(b)      56.2
           2.03(b)          0.27(b)        --
           2.03(b)          0.27(b)        --
           0.85(b)          1.45(b)        --
           1.33             0.94         50.2
           2.02             0.25           --
           2.07             0.21           --
           0.87             1.42           --
           1.38             1.08         46.4
           2.10             0.39           --
           0.91             1.53           --
           2.10(b)          0.23(b)        --
           1.40             1.42         28.8
           2.10             0.69           --
           0.95             1.83           --
           1.40(b)          1.95(b)      29.8
           2.10(b)          0.82(b)        --
           0.95(b)          2.41(b)        --
           1.22             1.99         36.9
           1.93             1.28           --
           1.93             1.28           --
           0.74             2.48           --
           1.21(b)          1.76(b)      38.4
           1.92(b)          1.05(b)        --
           1.92(b)          1.05(b)        --
           0.75(b)          2.22(b)        --
           1.26             1.72         34.6
           1.97             1.00           --
           1.99             0.99           --
           0.79             2.18           --
           1.38             1.67         40.2
           2.10             0.98           --
           0.90             2.09           --
           2.10(b)          1.06(b)        --
           1.40             1.54         38.6
           2.10             0.80           --
           0.95             2.08           --
           1.40(b)          2.13(b)      19.8
           2.10(b)          1.24(b)        --
           0.95(b)          2.75(b)        --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD HIGH YIELD FUND
   For the Year Ended October
     31, 2001
   Class A......................   $ 9.06       $ 0.78        $(0.61)       $ 0.17       $(0.78)       $   --          $   --
   Class B......................     9.05         0.72         (0.62)        (0.10)       (0.72)           --              --
   Class C......................     9.05         0.72         (0.62)        (0.10)       (0.72)           --              --
   Class Y......................     9.10         0.83         (0.63)         0.20        (0.82)           --              --
   For the Ten Months Ended
     October 31, 2000
   Class A......................     9.75         0.66         (0.69)        (0.03)       (0.66)           --              --
   Class B......................     9.74         0.62         (0.71)        (0.09)       (0.60)           --              --
   Class C......................     9.74         0.61         (0.70)        (0.09)       (0.60)           --              --
   Class Y......................     9.78         0.69         (0.69)        (0.00)       (0.68)           --              --
   For the Year Ended December
     31, 1999
   Class A......................    10.15         0.75         (0.40)         0.35        (0.75)           --              --
   Class B......................    10.14         0.68         (0.40)         0.28        (0.68)           --              --
   Class C......................    10.14         0.68         (0.40)         0.28        (0.68)           --              --
   Class Y......................    10.16         0.78         (0.39)         0.39        (0.77)           --              --
   From inception September 30,
     1998, through December 31,
     1998
   Class A......................    10.00         0.19          0.13          0.32        (0.17)           --              --
   Class B......................    10.00         0.16          0.14          0.30        (0.16)           --              --
   Class C......................    10.00         0.16          0.14          0.30        (0.16)           --              --
   Class Y......................    10.00         0.21          0.13          0.34        (0.18)           --              --
THE HARTFORD BOND INCOME
 STRATEGY FUND
   For the Year Ended October
     31, 2001
   Class A......................    10.14         0.55          0.73          1.28        (0.52)           --              --
   Class B......................    10.10         0.48          0.72          1.20        (0.45)           --              --
   Class C......................    10.14         0.49          0.71          1.20        (0.45)           --              --
   Class Y......................    10.22         0.61          0.73          1.34        (0.57)           --              --
   For the Ten Months Ended
     October 31, 2000
   Class A......................     9.93         0.50          0.19          0.69        (0.48)           --              --
   Class B......................     9.90         0.43          0.20          0.63        (0.43)           --              --
   Class C......................     9.93         0.44          0.20          0.64        (0.43)           --              --
   Class Y......................     9.99         0.54          0.20          0.74        (0.51)           --              --
   For the Year Ended December
     31, 1999
   Class A......................    10.76         0.54         (0.83)        (0.29)       (0.52)        (0.02)             --
   Class B......................    10.72         0.47         (0.82)        (0.35)       (0.45)        (0.02)             --
   Class C......................    10.76(f)      0.47(f)      (0.82)(f)     (0.35)(f)    (0.46)(f)     (0.02)(f)          --(f)
   Class Y......................    10.81         0.55         (0.80)        (0.25)       (0.55)        (0.02)             --
   For the Year Ended December
     31, 1998
   Class A......................    10.61         0.54          0.23          0.77        (0.54)        (0.08)             --
   Class B......................    10.58         0.47          0.22          0.69        (0.47)        (0.08)             --
   Class Y......................    10.64         0.58          0.24          0.82        (0.57)        (0.08)             --
   From inception August 1,1998,
     through December 31, 1998
   Class C......................    10.70(f)      0.19(f)       0.15(f)       0.34(f)     (0.21)(f)     (0.07)(f)          --(f)
   For the Year Ended December
     31, 1997
   Class A......................    10.26         0.57          0.50          1.07        (0.56)        (0.16)             --
   Class B......................    10.25         0.53          0.46          0.99        (0.50)        (0.16)             --
   Class Y......................    10.27         0.58          0.54          1.12        (0.59)        (0.16)             --
   From inception July 1, 1996
     to December 31, 1996
   Class A......................    10.00         0.26          0.31          0.57        (0.25)        (0.06)             --
   Class B......................    10.00         0.20          0.34          0.54        (0.23)        (0.06)             --
   Class Y......................    10.00         0.28          0.31          0.59        (0.26)        (0.06)             --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 11).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $(0.78)         $(0.61)         $ 8.45          1.80%       $ 45,753               1.40%
        (0.72)          (0.62)           8.43          0.99          16,922               2.08
        (0.72)          (0.62)           8.43          1.01          27,605               2.08
        (0.82)          (0.62)           8.48          2.15           4,223               0.88
        (0.66)          (0.69)           9.06         (0.35)(d)      23,214               1.38(b)
        (0.60)          (0.69)           9.05         (0.92)(d)       7,929               2.04(b)
        (0.60)          (0.69)           9.05         (0.90)(d)       9,534               2.04(b)
        (0.68)          (0.68)           9.10          0.02(d)        2,955               0.89(b)
        (0.75)          (0.40)           9.75          3.47          17,465               1.41
        (0.68)          (0.40)           9.74          2.80           7,436               2.08
        (0.68)          (0.40)           9.74          2.81           8,573               2.09
        (0.77)          (0.38)           9.78          3.98           2,314               0.90
        (0.17)           0.15           10.15          3.33(d)        8,507               1.58(b)
        (0.16)           0.14           10.14          3.09(d)        2,322               2.31(b)
        (0.16)           0.14           10.14          3.08(d)        2,278               2.31(b)
        (0.18)           0.16           10.16          3.51(d)        1,034               1.17(b)
        (0.52)           0.76           10.90         12.96         122,423               1.30
        (0.45)           0.75           10.85         12.12          55,999               1.96
        (0.45)           0.75           10.89         12.12          62,222               1.97
        (0.57)           0.77           10.99         13.46          43,635               0.75
        (0.48)           0.21           10.14          7.17(d)       37,290               1.29(b)
        (0.43)           0.20           10.10          6.48(d)       22,197               1.95(b)
        (0.43)           0.21           10.14          6.55(d)       16,886               1.94(b)
        (0.51)           0.23           10.22          7.60(d)       30,334               0.77(b)
        (0.54)          (0.83)           9.93         (2.71)         57,320               1.29
        (0.47)          (0.82)           9.90         (3.30)         21,442               1.94
        (0.48)(f)       (0.83)(f)        9.93(f)      (3.36)         18,136               1.97
        (0.57)          (0.82)           9.99         (2.31)         28,052               0.80
        (0.62)           0.15           10.76          7.48          47,143               1.32
        (0.55)           0.14           10.72          6.70          16,772               2.01
        (0.65)           0.17           10.81          7.98          10,766               0.84
        (0.27)(f)        0.06(f)        10.76(f)       3.19(d)        5,420               2.13(b)
        (0.72)           0.35           10.61         10.80          28,589               1.49
        (0.66)           0.33           10.58          9.96           5,745               2.19
        (0.75)           0.37           10.64         11.30           5,756               1.01
        (0.31)           0.26           10.26          5.73(d)       10,925               2.77(b)
        (0.29)           0.25           10.25          5.38(d)          124              22.36(b)
        (0.32)           0.27           10.27          5.95(d)            5             185.34(b)

        -- RATIOS AND SUPPLEMEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.35%            9.00%        62.8%
           2.08             8.28           --
           2.08             8.28           --
           0.88             9.48           --
           1.33(b)          8.55(b)      57.2
           2.04(b)          7.84(b)        --
           2.04(b)          7.83(b)        --
           0.89(b)          8.99(b)        --
           1.36             7.74         53.0
           2.08             7.03           --
           2.09             7.01           --
           0.90             8.20           --
           1.40(b)          7.06(b)      10.9
           2.10(b)          6.50(b)        --
           2.10(b)          6.49(b)        --
           0.95(b)          7.48(b)        --
           1.25             5.00        195.6
           1.95             4.30           --
           1.95             4.30           --
           0.75             5.50           --
           1.24(b)          5.88(b)     139.9
           1.95(b)          5.17(b)        --
           1.94(b)          5.18(b)        --
           0.77(b)          6.34(b)        --
           1.24             5.32        113.4
           1.94             4.62           --
           1.95             4.62           --
           0.80             5.77           --
           1.25             5.04        135.0
           1.95             4.32           --
           0.80             5.48           --
           1.95(b)          4.13(b)        --
           1.25             5.59        220.5
           1.95             4.85           --
           0.80             5.98           --
           1.25(b)          5.72(b)      75.5
           1.95(b)          5.22(b)        --
           0.80(b)          6.17(b)        --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A)--
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD MONEY MARKET FUND
   For the Year Ended October
     31, 2001
   Class A......................   $ 1.00       $ 0.04        $   --        $ 0.04       $(0.04)       $   --          $   --
   Class B......................     1.00         0.03            --          0.03        (0.03)           --              --
   Class C......................     1.00         0.03            --          0.03        (0.03)           --              --
   Class Y......................     1.00         0.04            --          0.04        (0.04)           --              --
   For the Ten Months Ended
     October 31, 2000
   Class A......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class B......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class C......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class Y......................     1.00         0.05            --          0.05        (0.05)           --              --
   For the Year Ended December
     31, 1999
   Class A......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class B......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class C......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class Y......................     1.00         0.05            --          0.05        (0.05)           --              --
   For the Year Ended December
     31, 1998
   Class A......................     1.00         0.05            --          0.05        (0.05)           --              --
   Class B......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class Y......................     1.00         0.05            --          0.05        (0.05)           --              --
   From inception August 1,
     1998, through December 31,
     1998
   Class C......................     1.00         0.02            --          0.02        (0.02)           --              --
   For the Year Ended December
     31, 1997
   Class A......................     1.00         0.05            --          0.05        (0.05)           --              --
   Class Y......................     1.00         0.05            --          0.05        (0.05)           --              --
   From inception August 22,
     1997 to December 31, 1997
   Class B......................     1.00         0.01            --          0.01        (0.01)           --              --
   From inception July 1, 1996
     to December 31, 1996
   Class A......................     1.00         0.02            --          0.02        (0.02)           --              --
   Class Y......................     1.00         0.02            --          0.02        (0.02)           --              --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 11).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $(0.04)         $   --          $ 1.00          4.02%      $   86,748              1.19%
        (0.03)             --            1.00          3.31           48,998              1.85
        (0.03)             --            1.00          3.31           53,873              1.82
        (0.04)             --            1.00          4.49           33,309              0.61
        (0.04)             --            1.00          4.54(d)        43,897              1.20(b)
        (0.04)             --            1.00          3.94(d)        14,974              1.85(b)
        (0.04)             --            1.00          3.93(d)         6,842              1.85(b)
        (0.05)             --            1.00          4.94(d)        18,325              0.65(b)
        (0.04)             --            1.00          4.32           44,663              1.15
        (0.04)             --            1.00          3.59           25,762              1.81
        (0.04)             --            1.00          3.59            9,904              1.84
        (0.05)             --            1.00          4.80            8,953              0.64
        (0.05)             --            1.00          4.69           29,424              1.25
        (0.04)             --            1.00          3.97           11,936              1.86
        (0.05)             --            1.00          5.16            5,320              0.71
        (0.02)             --            1.00          1.58(d)         1,203              2.02(b)
        (0.05)             --            1.00          4.73           22,578              1.28
        (0.05)             --            1.00          5.23            2,638              0.82
        (0.01)             --            1.00          1.45(d)         4,449              3.63(b)
        (0.02)             --            1.00          2.01(d)        10,754              2.75(b)
        (0.02)             --            1.00          2.34(d)          0.30          3,496.38(b)

        -- RATIOS AND SUPPLEMEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.00%            3.63%         N/A%
           1.70             2.93           --
           1.70             2.93           --
           0.55             4.08           --
           1.00(b)          5.35(b)       N/A
           1.70(b)          4.65(b)        --
           1.70(b)          4.65(b)        --
           0.55(b)          5.80(b)        --
           1.00             4.25          N/A
           1.70             3.55           --
           1.70             3.56           --
           0.55             4.70           --
           1.00             4.57          N/A
           1.70             3.83           --
           0.55             4.99           --
           1.70(b)          3.57(b)        --
           1.00             4.67          N/A
           0.55             5.13           --
           1.70(b)          3.92(b)        --
           1.00(b)          4.49(b)       N/A
           0.55(b)          4.56(b)        --

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
 THE HARTFORD MUTUAL FUNDS, INC.:
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets, including the statements of assets and liabilities, where presented, of The Hartford Mutual Funds, Inc. (a Maryland Corporation) (consisting of The Hartford Global Communications, The Hartford Global Financial Services, The Hartford Global Health, The Hartford Global Technology, The Hartford International Small Company, The Hartford Small Company, The Hartford International Capital Appreciation, The Hartford Capital Appreciation, The Hartford MidCap, The Hartford MidCap Value, The Hartford International Opportunities, The Hartford Global Leaders, The Hartford Focus, The Hartford Stock, The Hartford Value, The Hartford Growth and Income, The Hartford Dividend and Growth, The Hartford Advisers, The Hartford High Yield, The Hartford Bond Income Strategy, and The Hartford Money Market Funds) (the Funds) as of October 31, 2001, the related statements of operations for the periods presented in the year ended October 31, 2001, the statements of changes in net assets for the periods in the one year ended October 31, 2001 and the ten months ended October 31, 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising The Hartford Mutual Funds, Inc. as of October 31, 2001 and the results of their operations, the changes in their net assets and their financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States.
Hartford, Connecticut
December 6, 2001                                             ARTHUR ANDERSEN LLP

 THE HARTFORD MUTUAL FUNDS, INC.

 OCTOBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE: (UNAUDITED)

     For the year ended October 31, 2001, the following Funds distributed long-term capital gain dividends as follows:

    Global Health Fund..........................................  $ 1,344
    Global Technology Fund......................................    2,194
    Small Company Fund..........................................   11,957
    Capital Appreciation Fund...................................   88,996
    MidCap Fund.................................................    6,375
    International Opportunities Fund............................    6,842
    Global Leaders Fund.........................................    2,135
    Stock Fund..................................................   38,761
    Growth and Income Fund......................................    2,928
    Dividend and Growth Fund....................................   34,031
    Advisers Fund...............................................   27,239
    Bond Income Strategy Fund...................................    1,088

     The following Funds designated a percent of their ordinary dividends paid during the year ended October 31, 2001 (including short-term capital gains distributions) as eligible for the dividends received deductions for corporate shareholders as follows:

                                                                  PERCENT OF DIVIDENDS PAID
                                                                  ELIGIBLE FOR THE DIVIDENDS
                                                                      RECEIVED DEDUCTION
                                                                  --------------------------
    Global Health Fund..........................................              4.63%
    Global Technology Fund......................................              1.71
    Capital Appreciation Fund...................................              3.38
    MidCap Fund.................................................              1.94
    Global Leaders Fund.........................................             16.59
    Stock Fund..................................................             19.69
    Growth and Income Fund......................................             18.23
    Dividend and Growth Fund....................................            100.00
    Advisers Fund...............................................             17.72

                                [HARTFORD LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

     1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

     2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

     3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

     4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

     5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

     PRIOR TO SHARING PERSONAL FINANCIAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

     6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

     7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

     We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

     8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.

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

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                                       129